THE PILLAR FUNDS

                       Prime Obligation Money Market Fund
                   U.S. Treasury Securities Money Market Fund
                          Tax-Exempt Money Market Fund
                                Fixed Income Fund
                      New Jersey Municipal Securities Fund
                     Pennsylvania Municipal Securities Fund
                               Equity Growth Fund
                                Equity Value Fund
                               Equity Income Fund
                                  Balanced Fund
                            International Growth Fund
                                  (the "Funds")

                        Class A Shares and Class B Shares

     Supplement dated April 30, 1997 to the Prospectus dated April 30, 1997


The Prospectus is amended and supplemented to reflect the eligibility of existing Shareholders to purchase, for a limited time, additional Class A Shares of the Funds subject to the sales charge structure in effect on April 29, 1997 as follows:

        Until June 30, 1997, Class A Shareholders of a Fund as of April 29, 1997 are eligible to continue to purchase additional Class A Shares of that Fund subject to the sales charge structure that was in effect on April 29, 1997. Beginning July 1, 1997, such Shareholders' additional purchases of Class A Shares will be subject to the higher sales charge structure that became effective for new Shareholders on April 30, 1997. Please note that Class A Shares of the Money Market Funds are not subject to a sales charge under either sales charge structure.




               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PIL-A-025-01

The Pillar Funds

                        Investment Advisor:
                        Summit Bank Investment Management Division, a division of Summit Bank

The Pillar Funds (the "Trust") consists of mutual fund portfolios seeking to provide a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the following money market fund (the "Fund"):

   o  U.S. Treasury Securities Plus Money Market Fund

The Fund's Shares are offered exclusively through the Money Desk of the Bank Investment Division of Summit Bank (the "Money Desk") on an agency basis and are available exclusively to customers of the Money Desk (persons who own shares of the Fund are referred to herein as "Shareholders").

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, ENDORSED OR GUARANTEED BY, ANY BANK (INCLUDING SUMMIT BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.

An investment in the Fund is subject to investment risks, including possible loss of the principal amount invested.

An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated April 30, 1997 has been filed with the Securities and Exchange Commission and is available without charge through the Money Desk at Summit Bank, Money Desk, 214 Main Street, Third Floor, Hackensack, New Jersey 07601 or by calling 1-800-243-8550. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

April 30, 1997

2


                                     SUMMARY

     The Pillar Funds (the "Trust") consists of open-end management investment companies which provide a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the shares of the Trust's U.S. Treasury Securities Plus Money Market Fund (the "Fund").

     What is the Investment Objective? The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income. There can be no assurance that the Fund will achieve its investment objective or be able to maintain a net asset value of $1.00 per share on a continuous basis. See "Investment Objective and Policies."

     What are the Permitted Investments? The U.S. Treasury Securities Plus Money Market Fund invests exclusively in short-term U.S. Treasury obligations and repurchase agreements with respect to such obligations. See "Investment Objective and Policies" and "Description of Permitted Investments."

     Who is the Advisor? Summit Bank Investment Management Division, a division of Summit Bank, serves as the advisor (the "Advisor") to the Trust. See "The Advisor."

     Who is the Administrator? SEI Fund Resources serves as the administrator (the "Administrator") of the Trust. See "The Administrator."

     Who is the Transfer Agent? State Street Bank and Trust Company acts as transfer agent (the "Transfer Agent") for the Trust. See "The Transfer Agent."

     Who is the Shareholder Servicing Agent? Boston Financial Data Services is the Trust's dividend disbursing agent and shareholder servicing agent. See "The Shareholder Servicing Agent."

     Who is the Distributor? SEI Financial Services Company acts as distributor (the "Distributor") of the Trust's shares. The Trust has adopted a distribution plan on behalf of the Fund pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"). See "The Distributor."

     How do I Purchase and Redeem Shares? Purchases and redemptions may be made through the Money Desk on any day on which both the New York Stock Exchange and the Federal Reserve wire system are open for business (a "Business Day"). A purchase order will be effective as of the Business Day received by the Distributor if the Distributor receives an order and federal funds prior to 12:00 noon, Eastern time, on such Business Day. Redemption orders must be placed prior to 12:00 noon, Eastern time, on any Business Day for the order to be effective that day. See "Purchase of Shares" and "Redemption of Shares."

3


     How are Dividends Paid? The net investment income (exclusive of capital gains) of the Fund is determined and declared on each Business Day as a dividend for Shareholders of record as of the close of business on that day. Any capital gains will be distributed at least annually. Dividends are paid monthly in additional shares unless the Shareholder elects to take the payment in cash. See "Dividends."

4


                                 EXPENSE SUMMARY

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)
                                                            U.S. Treasury
                                                           Securities Plus
                                                            Money Market
                                                                Fund
Advisory Fees (after fee waivers) (1),(2)                       .08%
12b-1 Fees                                                      .03%
Other Expenses                                                  .44%
--------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers) (2)                .55%
================================================================================

(1) The Advisor has agreed to voluntarily waive fees in an amount that operates to limit Total Operating Expenses of the Fund to not more than .55% of average daily net assets. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion. Advisory fees have been restated to reflect current expenses.

(2) Absent fee waivers, Advisory Fees would be .15% and Total Operating Expenses would be .62% of the Fund's average daily net assets. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."

Example
--------------------------------------------------------------------------------
                                                  1 yr.  3 yrs.  5 yrs.  10 yrs.
--------------------------------------------------------------------------------
An investor in the Fund would pay the following
   expenses on a $1,000 investment assuming (1) a
   5% annual return and (2) redemption at the end
   of each time period ...................           $6     $18    $31    $69
================================================================================

The example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Fund. Financial institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."

5


FINANCIAL HIGHLIGHTS

                              The Pillar Funds

The following information has been audited by Arthur Andersen LLP, the Trust's independent public accountants, as indicated in their report dated February 14, 1997 on the Trust's financial statements as of December 31, 1996, which is incorporated by reference into the Trust's Statement of Additional Information under "Financial Information." Additional performance information is contained in the Trust's 1996 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-932-7782. This table should be read in conjunction with the Trust's financial statements and notes thereto.

For a Share Outstanding Throughout the Year

U.S. TREASURY SECURITIES PLUS MONEY MARKET FUND

                                                                                         Ratio of
                                                                              Ratio of   Net        Ratio of      Ratio of Net
        Net Asset                                                  Net        Expenses   Income     Expenses to   Income to
        Value                  Distribution   Net Asset            Assets     to         to         Average       Average Net
        Begin-    Net          from Net       Value                End of     Average    Average    Net Assets    Assets
        ning of   Investment   Investment     End of      Total    Period     Net        Net        (Excluding    (Excluding
        Period    Income       Income         Period      Return   (000)      Assets     Assets     Waivers)      Waivers)

1996        $1.00      $0.05         $(0.05)      $1.00    4.82%  $65,173        0.55%       4.72%       0.65%         4.62%
1995         1.00       0.05          (0.05)       1.00    5.40    64,697        0.55        5.26        0.62          5.19
1994         1.00       0.04          (0.04)       1.00    3.60    46,301        0.55        3.42        0.63          3.34
1993(1)      1.00       0.02          (0.02)       1.00    2.66*   89,278        0.55        2.62        0.68          2.49

*Annualized
(1) The U.S. Treasury Securities Plus Money Market Fund commenced operations on May 3, 1993. Ratios for this period have been annualized.

6


THE TRUST

The Pillar Funds (the "Trust") is an open-end management investment company that has diversified and non-diversified portfolios. The Trust currently offers units of beneficial interest ("shares") in sixteen separate investment portfolios. Shareholders may purchase shares in each portfolio (except for the U.S. Treasury Securities Plus Money Market Fund) through up to three separate classes (Class I, Class A and Class B) which provide for variations in distribution costs, voting rights, sales load, minimum investment, redemption fees, transfer agency fees and dividends. Except for these differences between classes, each share of each portfolio represents an undivided, proportionate interest in that portfolio. This Prospectus relates to the Trust's U.S. Treasury Securities Plus Money Market Fund (the "Fund"). The Fund is a diversified mutual fund. Information regarding the Trust's other portfolios is contained in separate prospectuses that may be obtained by writing the Trust's Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456 or by calling 1-800-932-7782.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. There is no assurance that the investment objective of the Fund will be met.

The Fund intends to comply with regulations of the Securities and Exchange Commission ("SEC") applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on investments by the Fund. Under these regulations, the Fund will invest only in U.S. dollar denominated securities, will maintain an average portfolio maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and have a maturity of 397 days or less. For a further discussion of these rules, see "Description of Permitted Investments."

The Fund will invest in (i) bills, notes and bonds issued by the U.S. Treasury;
(ii) separately traded interest and principal component parts of such obligations that are transferable through the Federal Book Entry System (together, "U.S. Treasury Obligations"); and (iii) repurchase agreements involving U.S. Treasury Obligations.

For a description of the Fund's permitted investments, see "Description of Permitted Investments" in this Prospectus and "Description of Permitted Investments" in the Statement of Additional Information.

7


Securities Lending

The Fund may make short-term loans of its portfolio securities under contracts calling for collateral in cash or U.S. Government securities with a value at least equal to 102% of the value of the loaned securities. The Fund will continue to collect interest on the securities loaned and will also receive either interest, through investment of cash collateral, or a fee, if the collateral is U.S. Government securities. The Fund pays lending and other fees in connection with securities loans.

INVESTMENT LIMITATIONS

The investment objective and the following investment limitations are fundamental policies of the Fund. In addition, it is a fundamental policy of the Fund to use its best efforts to maintain a constant net asset value of $1.00 per share, although there can be no assurance the Fund will be able to do so. Fundamental policies cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares.

The Fund may not make loans, except that it may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

It is a non-fundamental policy of the Fund to invest no more than 10% of its net assets in illiquid securities (as defined under "Description of Permitted Investments").

Additional investment limitations are set forth in the Statement of Additional Information.

THE ADVISOR

Summit Bank Investment Management Division, a division of Summit Bank (the "Advisor") serves as the investment advisor to the Trust. The Advisor makes the investment decisions for the assets of the Fund and continuously reviews, supervises and administers the Fund's investment program subject to the supervision of, and policies established by, the Trustees of the Trust.

Summit Bank, 210 Main Street, Hackensack, NJ 07601, was chartered in 1899 and has been exercising trust powers and managing money since 1916. The Investment Management Division began as a separate operating division of the Bank in 1973. The Bank's investment experts have, on average, over 20 years of experience in investment management. As of December 31, 1996, total assets under management were approximately $6.7 billion.

8


Summit Bank is a wholly-owned subsidiary of Summit Bancorp., an interstate bank holding company with over $22 billion in assets and over 340 banking offices, predominantly in New Jersey and eastern Pennsylvania, as of December 31, 1996.

The Advisor is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .15% of the Fund's average daily net assets. The Advisor has voluntarily agreed to waive all or a portion of its fees in order to limit the total operating expenses to .55% of the average daily net assets of the Fund. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion. As of the fiscal year ended December 31, 1996, the Fund paid the Advisor an advisory fee of .05% of its average daily net assets.

Judy Wolk, an Assistant Vice President of the Advisor, has managed the Pillar taxable money market funds, including the Fund, since June, 1996. Prior to joining Summit Bank in September, 1995, Ms. Wolk had substantial experience with a large regional bank.

Summit Bank has also entered into a custodian agreement with the Trust, under which it will provide all securities safekeeping services as required by the Fund and the 1940 Act. The Trust pays Summit Bank (referred to herein in its custodial capacity as the "Custodian") a fee, which is calculated daily and paid monthly, at an annual rate of .025% of the average daily net assets of the Fund.

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator") serves as the Administrator of the Trust. The Administrator provides the Trust with administrative services, other than investment advisory services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .35% of the average daily net assets of the Fund.

THE TRANSFER AGENT

State Street Bank and Trust Company (the "Transfer Agent"), 225 Franklin Street, Boston, Massachusetts 02110 is the Trust's transfer agent.

THE SHAREHOLDER SERVICING AGENT

Boston Financial Data Services, 2 Heritage Drive North Quincy, Massachusetts 02171 is the Trust's dividend disbursing agent and shareholder servicing agent.

9


THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, acts as the Distributor of the Trust's shares.

The Fund has a distribution plan dated April 30, 1993 (the "Plan"). As provided in the Distribution Agreement and the Plan, the Trust will pay the Distributor a fee of .03% of the Fund's average daily net assets. The Distributor may apply this fee toward: a) compensation for its services in connection with distribution assistance or provision of shareholder services; or b) payments to financial institutions and intermediaries such as banks (including Summit Bank), savings and loan associations, insurance companies, investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries. The Fund may also execute brokerage or other agency transactions through an affiliate of the Advisor or through the Distributor for which the affiliate or the Distributor receives compensation. In addition, financial institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions of shares of the Fund may be made on any Business Day. State securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws.

A purchase order will be effective as of the Business Day received by the Money Desk if the Money Desk receives an order and the Custodian receives federal funds before 12:00 noon, Eastern time, on such Business Day. Otherwise, the purchase order will be effective the next Business Day. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow time for processing and transmittal of these orders to the Money Desk for effectiveness the same day.

The purchase price is the net asset value per share next computed after the order is effective. The net asset value per share of the Fund is determined by dividing the total value of its investments and other assets, less any liabilities, by its total outstanding shares. The net asset value per share is calculated as of 12:00 noon, Eastern time, each Business Day based on the amortized cost method as described in the Statement of Additional Information. Purchased shares are first entitled to dividends the day the purchase order is effective. No certificates representing shares will be issued.

10


The minimum initial investment in the Fund is $100,000; however, the minimum investment may be waived at the Distributor's discretion.

Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and its transfer agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, Shareholders who experience difficulties placing redemption orders by telephone may wish to consider placing the redemption order by other means.

The Trust reserves the right to reject a purchase order when the Distributor or the Money Desk determines that it is not in the best interest of the Trust, the Fund or its Shareholders to accept such order.

For redemption orders received before 12:00 noon, Eastern time, payment will normally be made the same day by transfer of federal funds. Otherwise, payment will be made on the next Business Day and, in any event, within seven Business Days after the redemption order is effective. The redemption price is the net asset value per share of the Fund next determined after receipt by the Distributor of the redemption order. Redeemed shares are not entitled to dividends declared the day the redemption order is effective.

The purchase price and the redemption price are expected to remain constant at $1.00 per share.

The Fund intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in fund securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

COMPUTATION OF YIELD

From time to time the Fund may advertise "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

11


The Fund may periodically compare its performance to that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. The Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Fund may use long-term performance of the capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its Shareholders. Accordingly, Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

The Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other portfolios. The Fund intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on that part of its net investment income which is distributed to Shareholders. The Fund also intends to make sufficient distributions each calendar year to avoid liability for federal excise tax.

Tax Status of Distributions

Dividends declared by the Fund in December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the Shareholders on the last day of that month if paid by the Fund during the following January.

The Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to Shareholders. Dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares and will not qualify for the dividends-received deduction otherwise available to corporate shareholders. Dividends from net capital gain (the excess of net long-term capital gain over net short-term capital loss) also will not qualify for the dividends-received deduction and will be treated as long-

12


term capital gains, regardless of how long the Shareholder has held shares. The Fund will make annual reports to Shareholders of the federal income tax status of all distributions.

Interest received on direct U.S. obligations that is exempt from tax at the state level when received directly may be exempt, depending on the state, when received by a Shareholder from the Fund, provided certain conditions are satisfied. The Fund will inform Shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from the Fund is considered tax-exempt in their particular states.

With respect to investments in STRIPS (as defined under "Description of Permitted Investments"), which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the accreted interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its Shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.

The sale, exchange or redemption of Fund shares is a taxable event to the Shareholder.

Generally, gain or loss on the sale, exchange or redemption of a share will be capital gain or loss which will be long-term if the share has been held for more than one year and otherwise will be short-term. However, if a Shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed capital gains of the Fund with respect to such share are included in determining the Shareholder's long-term capital gains), the Shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund which have been included in determining such Shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). Investors should particularly note that this loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

13


GENERAL INFORMATION

The Trust

The Fund was organized as a Massachusetts business trust under a Declaration of Trust dated September 9, 1991. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each Fund. In addition to the Fund, the Trust currently consists of the following portfolios:
U.S. Treasury Securities Money Market Fund, Prime Obligation Money Market Fund, Tax-Exempt Money Market Fund, Short-Term Investment Fund, Fixed Income Fund, New Jersey Municipal Securities Fund, Pennsylvania Municipal Securities Fund, Intermediate-Term Government Securities Fund, GNMA Fund, Equity Growth Fund, Equity Value Fund, Equity Income Fund, Mid Cap Fund, Balanced Fund and International Growth Fund. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto.

The Fund pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Trustees of the Trust

The management and affairs of the Trust are supervised by a Board of Trustees (the "Trustees") under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights

Each share held entitles a Shareholder of record to one vote. The Shareholders of each Fund or class will vote separately on matters relating solely to that Fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

14


Reporting

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

Shareholder Inquiries

Shareholder inquiries should be directed to Summit Bank, 214 Main Street, Third Floor, Hackensack, New Jersey 07601, Attn: Bank Investments or to the Money Desk at 1-800-243- 8550.

Dividends

The net investment income (exclusive of capital gains) of the Fund is determined and declared on each Business Day as a dividend to Shareholders of record as of the close of business on that day. Dividends are paid by the Fund in additional shares on or about the first Business Day of the following month, unless the Shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Administrator at least 15 days prior to the distribution. Currently, capital gains of the Fund, if any, are distributed at least annually. Redeemed shares are not entitled to dividends declared the day the redemption order is effective.

Counsel and Independent Public Accountants

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.

DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of the permitted investments for the Fund:

ILLIQUID SECURITIES--Illiquid securities are securities which cannot be disposed of within seven Business Days at approximately the price at which they are being carried on the Fund's books. Not more than 10% of the net assets of the Fund will be invested in such instruments. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, if there is no secondary market for such security. Restricted securities, including Rule 144A securities, that meet the criteria established by the Board of Trustees of the Trust will be considered liquid.

15


REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which the Fund obtains a security and simultaneously commits to return the security to the seller at an agreed-upon price on an agreed-upon date within a number of days from the date of purchase. The Fund will have actual or constructive possession of the security as collateral for the repurchase agreement. The Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. The Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS--Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risks and that are "eligible securities," which means that they are (i) rated, at the time of investment, by at least two nationally recognized statistical rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or
(ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and maturity that have a short-term rating. In the case of taxable money market funds, investments in second tier securities are subject to the further constraints that (i) not more than 5% of a fund's assets may be invested in second tier securities and (ii) any investment in securities of any one such issuer is limited to the greater of 1% of a fund's total assets or $1 million. A taxable money market fund may also hold more than 5% of its assets in first tier securities of a single issuer for three Business Days.

U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

16


Table of Contents

Summary...................................................................     2
Expense Summary...........................................................     4
Financial Highlights......................................................     5
The Trust.................................................................     6
Investment Objective and Policies.........................................     6
Investment Limitations....................................................     7
The Advisor...............................................................     7
The Administrator.........................................................     8
The Transfer Agent........................................................     8
The Shareholder Servicing Agent...........................................     8
The Distributor...........................................................     9
Purchase and Redemption of Shares.........................................     9
Computation of Yield......................................................    10
Taxes.....................................................................    11
General Information.......................................................    13
Description of Permitted Investments......................................    14

The Pillar Funds is a registered service mark of Summit Bank. Your Investment Foundation, Pillar and the stylized "P" logo are service marks of Summit Bank. Summit is a registered service mark of Summit Bancorp. Summit Bank and Summit Bancorp are service marks of Summit Bancorp.

                                    ADVISOR:

                              [ SUMMIT BANK LOGO ]

                                  DISTRIBUTOR:
                         SEI FINANCIAL SERVICES COMPANY
                            Oaks, Pennsylvania 19456
                                 1-800-932-7782


                               [ LOGO ]THE PILLAR
                                      FUNDS

                                  U.S. TREASURY
                                 SECURITIES PLUS
                                  MONEY MARKET
                                      FUND

                                   Prospectus
                                 April 30, 1997

The Pillar Funds

                                 Class A Shares

     Investment Advisor:
     Summit Bank Investment Management Division, a division of Summit Bank

The Pillar Funds (the "Trust") consists of mutual fund portfolios seeking to provide a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to Class A Shares of the following funds (each, a "Fund," and collectively, the "Funds"):

          Fixed Income Funds
          ------------------
          o   Short-Term Investment Fund
          o   Intermediate-Term Government Securities Fund
          o   GNMA Fund

          Equity Fund
          -----------
          o   Mid Cap Fund

The Trust's Class A Shares are offered to all persons. Persons who own Class A Shares of a Fund are referred to herein as "Shareholders." Class A Shares of the Funds are sold with a front-end sales load of up to 4.00% that will be reduced or waived in certain circumstances.

CLASS A SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, ENDORSED OR GUARANTEED BY, ANY BANK (INCLUDING SUMMIT BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.

Amounts invested in the Funds are subject to investment risks, including possible loss of the principal amount invested.

This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated April 30, 1997 has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456 or by calling 1-800-932-7782. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND

EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

April 30, 1997
Class A

                                     SUMMARY

The Pillar Funds (the "Trust") consists of open-end management investment companies which provide a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Class A Shares (which, until April 30, 1997, were designated as Class B Shares) of the Trust's: Short-Term Investment, Intermediate-Term Government Securities and GNMA Funds (the "Fixed Income Funds"); and Mid Cap Fund (formerly, the Mid Cap Value Fund) (the "Equity Fund") (together with the Fixed Income Funds, the "Funds").

     What are the Investment Objectives?

          The Fixed Income Funds: The Short-Term Investment Fund seeks a high level of total return, primarily through current income, consistent with preservation of capital; the Intermediate-Term Government Securities Fund seeks preservation of principal value and a high degree of liquidity while providing current income; and the GNMA Fund seeks the highest level of current income consistent with preservation of principal and a high degree of liquidity.

          The Equity Fund: The Mid Cap Fund seeks growth of both capital and income.

     There is no assurance that a Fund will meet its investment objective. See "Investment Objectives and Policies."

     What are the Permitted Investments?

     The Fixed Income Funds: The Short-Term Investment Fund invests at least 65% of its assets in U.S. and Canadian Government obligations, corporate debt securities, short-term bank obligations and repurchase agreements.

     The Intermediate-Term Government Securities Fund invests in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.

     The GNMA Fund invests primarily in mortgage pass-through securities, with at least 65% of its total assets generally being invested in instruments issued by the Government National Mortgage Association ("GNMA").

     The investments of the Fixed Income Funds are subject to market and interest rate fluctuations which may affect the value of a Fund's shares. In addition, certain securities, such as mortgage-backed securities, are subject to the risk of prepayment during periods of declining interest rates which may affect a Fund's ability to lock-in longer term rates during such periods. See "Investment Objectives and Policies," "General Investment Policies," "Risk Factors" and "Description of Permitted Investments."

     The Equity Fund: The Mid Cap Fund may invest in equity securities consisting of (i) common stocks; (ii) warrants to purchase common stocks; (iii) securities convertible into common stocks; and (iv) American Depositary Receipts ("ADRs"). Because securities fluctuate in value, the shares of the Fund will also fluctuate in value. The Mid Cap Fund may experience greater fluctuation than portfolios that invest in larger capitalization companies because it will invest primarily in small to medium capitalization companies. The Fund's investments in securities of foreign issuers will subject the Fund to risks associated with foreign investments. See "Investment Objectives and Policies," "General Investment Policies," "Risk Factors," and "Description of Permitted Investments."

     Who is the Advisor? Summit Bank Investment Management Division, a division of Summit Bank, serves as the advisor (the "Advisor") to the Trust. See "The Advisor."

     Who is the Administrator? SEI Fund Resources serves as the administrator (the "Administrator") of the Trust. See "The Administrator."

     Who is the Transfer Agent? State Street Bank and Trust Company acts as transfer agent (the "Transfer Agent") for the Trust.

     Who is the Shareholder Servicing and Dividend Disbursing Agent? Boston Financial Data Services is the Trust's dividend disbursing agent and shareholder servicing agent. See "The Shareholder Servicing Agent."

     Who is the Distributor? SEI Financial Services Company acts as distributor (the "Distributor") of the Trust's shares. The Trust has adopted a distribution plan (the "Class A Plan") on behalf of the Class A Shares pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act"). See "The Distributor."

     How do I Purchase and Redeem Shares? Shares may be purchased and redeemed directly from the Trust's Distributor or through an investment professional of a securities broker or other financial institution, such as Summit Bank, that has entered into a selling agreement with the Trust or the Distributor.

     Purchases and redemptions of Fund shares may be made through the Distributor on any "Business Day." A "Business Day" for a Fund is any day that the New York Stock Exchange is open for trading. A purchase order will be effective as of the Business Day received by the Distributor if the Distributor receives the order and payment before 4:00 p.m., Eastern time. The purchase price of Class A Shares of a Fund is the net asset value next determined after the purchase order is effective plus any applicable sales load. Redemption orders must be placed prior to 4:00 p.m., Eastern time, on any Business Day for the order to be effective that day. All redemption orders are effected at the net asset value per share next determined after receipt of a valid request for redemption. See "Purchase and Redemption of Shares."

     Class A Shares of the: (i) Intermediate-Term Government Securities and Mid Cap Funds are offered at net asset value per share plus a maximum initial sales charge of 4.00%; (ii) GNMA Fund are offered at net asset value per share plus a maximum initial sales charge of 3.00%; and (iii) Short-Term Investment Fund are offered at net asset value per share plus a maximum initial sales charge of 1.00%. Certain purchases of Class A Shares qualify for waived or reduced initial sales charges. Class A Shares of the Funds are not subject to sales charges at the time of redemption.

     How are Dividends Paid?

     The Fixed Income Funds: Each Fixed Income Fund declares dividends of substantially all of its net investment income (exclusive of capital gains) daily and distributes such dividends on or about the first Business Day of the following month.

     The Equity Fund: Substantially all of the net investment income (exclusive of capital gains) of the Mid Cap Fund is declared and distributed quarterly in the form of dividends to Shareholders on the next to last Business Day of each quarter.

     All Funds: Any capital gains will be distributed at least annually. Dividends are paid in additional shares unless the Shareholder elects to take the payment in cash. See "Dividends."

                                 EXPENSE SUMMARY

                               Fixed Income Funds
                                 Class A Shares

-----------------------------------------------------------------------------------------------
SHAREHOLDER                                                     Intermediate-Term
TRANSACTION EXPENSES                    Short-Term Investment   Government
                                        Fund                    Securities Fund       GNMA Fund
-----------------------------------------------------------------------------------------------
Maximum Sales Load Imposed on           1.00%                   4.00%                 3.00%
Purchases
 (as a percentage of offering price)
-----------------------------------------------------------------------------------------------
Maximum Sales Load Imposed on           None                    None                  None
Reinvested Dividends
  (as a percentage of offering price)
-----------------------------------------------------------------------------------------------
Maximum Contingent Deferred             None                    None                  None
Sales Charge  (as a percentage of
original purchase price or redemption
proceeds, as applicable)
-----------------------------------------------------------------------------------------------
Wire Redemption Fee                     $10                     $10                   $10
-----------------------------------------------------------------------------------------------
Exchange Fee                            None                    None                  None
-----------------------------------------------------------------------------------------------

ANNUAL OPERATING EXPENSES -- Class A Shares
(As a percentage of average net assets)

                                                    Intermediate-Term
                             Short-Term Investment Government Securities
                                     Fund                  Fund             GNMA Fund
-------------------------------------------------------------------------------------
Advisory Fees (after fee
   waivers)(1), (2).........         .43%                  .53%                .25%
12b-1 Fees                           .25%                  .25%                .25%
Other Expenses..............         .37%                  .27%                .55%
-------------------------------------------------------------------------------------
Total Operating Expenses (after
   fee waivers)(2)..........        1.05%                 1.05%               1.05%
-------------------------------------------------------------------------------------

(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit Total Operating Expenses of Class A Shares of each Fixed Income Fund to not more than 1.05% of average daily net assets. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion.
(2) Absent fee waivers, Advisory Fees for each Fixed Income Fund would be .60%, and Total Operating Expenses would be as follows: Short-Term Investment Fund 1.22%, Intermediate-Term Government Securities Fund 1.12% and GNMA Fund 1.40%. Additional Information may be found under "The Advisor," "The Administrator" and "The Distributor."

Example -- Class A Shares

An investor would pay the following expenses on a $1,000 investment in a Fund assuming: (1) imposition of the maximum sales load; (2) a 5% annual return; and
(3) redemption at the end of each time period:

--------------------------------------------------------------------------------
                                              1 yr.    3 yrs.   5 yrs.   10 yrs.
--------------------------------------------------------------------------------
Short-Term Investment Fund                     $21      $43      $67      $137
--------------------------------------------------------------------------------
Intermediate-Term Government Securities Fund    50       72       96       163
--------------------------------------------------------------------------------
GNMA Fund                                       40       62       86       154
--------------------------------------------------------------------------------

The example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Class A Shares of the Fixed Income Funds. Financial institutions may impose fees on their customers in addition to those described above. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."

The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for a waiver or reduction of sales charges. See "Purchase and Redemption of Shares."

Long-term Shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules (the "Conduct Rules") of the National Association of Securities Dealers, Inc. (the "NASD"). The Trust intends to operate the Class A Plan in accordance with its terms and with the Conduct Rules of the NASD concerning sales charges.

                                 EXPENSE SUMMARY

                                  Mid Cap Fund
                                 Class A Shares

--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION
EXPENSES                                            Mid Cap Fund
--------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases                 4.00%
  (as a percentage of offering price)
--------------------------------------------------------------------------------
Maximum Sales Load Imposed on Reinvested                None
Dividends
  (as a percentage of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge  (as a         None
percentage of original purchase price or redemption
proceeds, as applicable)
--------------------------------------------------------------------------------
Wire Redemption Fee                                      $10
--------------------------------------------------------------------------------
Exchange Fee                                            None
--------------------------------------------------------------------------------

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)

                                                   Mid Cap
                                                   Fund
--------------------------------------------------------------------------------
Advisory Fees (after fee waivers)(1), (2)          .45%
12b-1 Fees                                         .25%
Other Expenses                                     .35%
--------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers)(2)    1.05%
================================================================================

(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit Total Operating Expenses of Class A Shares of the Fund to not more than 1.05% of average daily net assets. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion.
(2) Absent fee waivers, Advisory Fees would be .75% and Total Operating Expenses would be 1.35% of the Fund's average daily net assets. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."

Example--Class A Shares

An investor in the Fund would pay the following expenses on a $1,000 investment assuming: (1) imposition of the maximum sales load; (2) a 5% annual return; and
(3) redemption at the end of each time period:

--------------------------------------------------------------------------------
                                                  1 yr.  3 yrs.  5 yrs.  10 yrs.
--------------------------------------------------------------------------------
Mid Cap Fund                                      $  50  $ 72    $ 96    $163
--------------------------------------------------------------------------------

The example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Mid Cap Fund. Financial institutions may impose fees on their customers in addition to those described above. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."

The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above tables. However, certain investors may qualify for a waiver or reduction of sales charges. See "Purchase and Redemption of Shares."

Long-term Shareholders may pay more than the equivalent of the maximum sales charges otherwise permitted by the Conduct Rules of the NASD. The Trust intends to operate the Class A Plan in accordance with its terms and the Conduct Rules of the NASD concerning sales charges.

FINANCIAL HIGHLIGHTS

                                The Pillar Funds

The following information has been audited by Arthur Andersen LLP, the Trust's independent public accountants, as indicated in their report dated February 14, 1997 on the Trust's financial statements as of December 31, 1996, which is incorporated by reference into the Trust's Statement of Additional Information under "Financial Information." Additional performance information is contained in the Trust's 1996 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-932-7782. These tables should be read in conjunction with the Trust's financial statements and notes thereto.

           Net              Realized   Distri-     Distri- Net Asset Total    Net        Ratio of   Ratio of  Ratio of
           Asset            and        butions     butions Value     Return   Assets     Expenses   Income to Expenses to
           Value    Net     Unrealized from Net    from    End of    (+)      End of     to Average Average   Average Net
           Begin-   Invest- Gains or   Invest-     Capital Period             Period     Net Assets Net       Assets
           ning of  ment    Losses on  ment        Gains                      (000)                 Assets    (Excluding
           Period   Income  Securities Income                                                                 Waivers)
SHORT-TERM INVESTMENT FUND

CLASS A
1996       $10.05   $0.45   $(0.02)    $(0.46)     ---     $10.02    4.39%    $1,076     1.05%      4.60%     1.21%
1995         9.98    0.53     0.07      (0.53)     ---      10.05    6.13      2,043     1.05       5.27      1.22
1994        10.03    0.33    (0.05)     (0.33)     ---       9.98    2.85        769     1.05       3.50      1.20
1993        10.01    0.28     0.01      (0.27)     ---      10.03    2.90        205     1.05       2.09      1.13
1992(1)     10.00    0.25     0.03      (0.25)     $(0.02)  10.01    3.23*       193     1.05       3.14      1.26

INTERMEDIATE-TERM GOVERNMENT FUND

CLASS A
1996       $10.37   $0.52   $(0.22)    $(0.51)     ---     $10.16    3.01%    $2,578     1.05%      5.01%     1.12%
1995         9.51    0.51     0.86      (0.51)     ---      10.37   14.71      3,665     1.05       5.08      1.30
1994        10.53    0.49    (1.01)     (0.49)     $(0.01)   9.51   (5.09)     2,372     1.05       4.83      1.20
1993        10.24    0.49     0.31      (0.49)      (0.02)  10.53    7.94      4,903     1.05       4.59      1.23
1992(1)     10.00    0.39     0.25      (0.39)      (0.01)  10.24    7.86*     2,190     1.05       5.00      1.36

GNMA FUND

CLASS A
1996        $9.93   $0.57   $(0.32)    $(0.57)     ---      $9.61    2.73%    $1.426     1.05%      5.98%     1.41%
1995         8.84    0.58     1.08      (0.57)     ---       9.93   19.24      1,761     1.05       6.05      1.37
1994         9.85    0.50    (1.00)     (0.50)     $(0.01)   8.84   (5.05)     1,853     1.05       5.47      1.22
1993(2)     10.01    0.31    (0.16)     (0.31)     ---       9.85    2.31*    2,.633     1.05       4.70      1.29

           Ratio of Net Portfolio Average
           Income to    Turnover Commission
           Average Net  Rate      Rate++
           Assets
           (Excluding
           Waivers)

SHORT-TERM INVESTMENT FUND

CLASS A
1996       4.44%        33.83%    ---
1995       5.10         64.85     ---
1994       3.35         68.39     ---
1993       2.01         81.92     ---
1992(1)    2.93         68.15     ---

INTERMEDIATE-TERM GOVERNMENT FUND

CLASS A
1996       4.94%        40.60%    ---
1995       4.83         68.29     ---
1994       4.68         40.27     ---
1993       4.41         31.69     ---
1992(1)    4.69         12.38     ---

GNMA FUND

CLASS A
1996       5.62%          5.77%   --
1995       5.73           9.69    --
1994       5.30         102.77    --
1993(2)    4.46         252.73    --

MID CAP FUND

CLASS A
1996       $12.53   $0.05    $1.59     $(0.05)     $(0.81)  $13.31  13.32%    $5,846     1.05%      0.41%     1.35%
1995        10.82    0.12     1.94      (0.12)      (0.23)   12.53  19.13      5,653     1.05       1.03      1.35
1994        12.31    0.10    (1.27)     (0.10)      (0.22)   10.82  (9.54)     4,567     1.05       0.85      1.33
1993        10.99    0.09     1.32      (0.09)     ---       12.31  12.88      2,720     1.05       0.83      1.35
1992(1)     10.00    0.05     1.00      (0.06)     ---       10.99  14.08*       637     1.05       0.88      1.40

MID CAP FUND

CLASS A
1996       0.11%         41.41%   $.1010
1995       0.73          32.96    ---
1994       0.57          13.82    ---
1993       0.53          24.49    ---
1992(1)    0.53           9.29    ---

*    Annualized.
(+)  Total Return does not reflect sales loads on Class A shares.
(++) Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for the fiscal years beginning after September 1, 1995.
(1) The Short-Term Investment Fund, Mid Cap and Intermediate-Term Government Securities Funds commenced operations on April 1, 1992. Ratios for this period have been annualized.
(2) The GNMA Fund (Class A Shares) commenced operations on May 3, 1993. Ratios for this period have been annualized.

THE TRUST

The Pillar Funds (the "Trust") is an open-end management investment company that consists of diversified and non-diversified portfolios. The Trust currently offers units of beneficial interest ("shares") in sixteen separate investment portfolios. Shareholders may purchase shares in each portfolio described herein through two separate classes of shares (Class A (formerly, Class B) and Class I (formerly, Class A)). Additionally, other portfolios of the Trust also offer Class B Shares. The different classes provide for variations in distribution costs, voting rights, sales loads, minimum investments, redemption fees, transfer agency fees and dividends. Except for these differences between classes, each share of each portfolio represents an undivided proportionate interest in that portfolio. This Prospectus relates to the Class A Shares of the Trust's Short-Term Investment Fund, Intermediate-Term Government Securities Fund, GNMA Fund and Mid Cap Fund (collectively, the "Funds"). Each of the Funds is a diversified mutual fund. Information regarding the Trust's other portfolios and the Class I Shares of the Funds is contained in separate prospectuses that may be obtained from the Trust's Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456 or by calling 1-800-932-7782.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and policies of the Funds are discussed below. For additional information regarding risks and permitted investments of the Funds, see "Risk Factors," "General Investment Policies" and "Description of Permitted Investments" in this Prospectus and "Description of Permitted Investments" and "Description of Ratings" in the Statement of Additional Information. There is no assurance that the investment objective of any Fund will be met.

The Fixed Income Funds

The Short-Term Investment Fund

The investment objective of this Fund is to provide a high level of total return, primarily through current income, consistent with preservation of capital. The Fund may not invest in certain securities that may earn a higher return but which are more volatile and riskier than the Fund's permitted investments.

At least 65% of the Fund's assets will be invested in (i) bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal Book Entry System ("U.S. Treasury Obligations"); (ii) obligations issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. Government ("U.S. Government Agencies"); (iii) corporate debt obligations rated in one of the three highest rating categories by a nationally recognized statistical rating organization (an "NRSRO") or as determined by the Advisor to be of comparable quality at the time of investment;
(iv) commercial paper rated in the highest short-term rating category by an NRSRO or determined by the Advisor to be of comparable quality at the time of investment; (v) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; (vi) securities of the government of Canada and its provincial and local governments; (vii) custodial receipts evidencing separately traded interest and principal component parts of U.S. Treasury Obligations; and (viii) repurchase agreements involving such securities. Of this amount, the Fund may, for temporary defensive purposes, invest up to 35% of its assets in commercial paper rated in one of the two highest short-term rating categories by an NRSRO or determined by the Advisor to be of comparable quality at the time of investment. Securities rated A are considered to be investment grade, but could be more vulnerable to adverse developments than obligations with higher ratings. In addition, the Fund may invest in corporate bonds and debentures and commercial paper issued by foreign issuers.

The remaining 35% of the Fund's assets may be invested in (i) mortgage-backed securities consisting of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories by an NRSRO and which are backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) asset-backed securities secured by company receivables, truck and auto loans, leases and credit card receivables rated in one of the top two rating categories by an NRSRO.

The Fund will maintain a dollar-weighted average portfolio maturity of three years or less.

The Intermediate-Term Government Securities Fund

The objective of this Fund is to preserve principal value and maintain a high degree of liquidity while providing current income.

The Fund will be fully invested in U.S. Treasury Obligations and U.S. Government Agencies.

The Fund will maintain a dollar-weighted average portfolio maturity of three to ten years. Under normal circumstances, the Advisor anticipates that the Fund's dollar-weighted average maturity will be approximately five years; however, the Advisor may vary this average maturity substantially in anticipation of a change in the interest rate environment.

The GNMA Fund

The investment objective of this Fund is to provide the highest level of current income consistent with preservation of principal and a high degree of liquidity.

The Fund invests primarily in mortgage pass-through securities with at least 65% of its total assets generally being invested in instruments issued by GNMA. The balance of the Fund's assets may consist of: (i) U.S. Treasury Obligations; (ii) U.S. Government Agencies; (iii) repurchase agreements involving any of such obligations; and (iv) shares of money market investment companies investing exclusively in such obligations. The Fund intends to maintain a reasonable cash position in money market instruments which meet the foregoing criteria so as to provide a high degree of liquidity.

General Investment Policies -- Fixed Income Funds

For temporary defensive purposes when the Advisor determines that market conditions warrant, each Fixed Income Fund (except the GNMA Fund) may invest up to 100% of its assets in the money market instruments described in the "Description of Permitted Investments" and may hold a portion of its assets in cash. For temporary defensive purposes when the Advisor determines that market conditions warrant, the GNMA Fund may invest up to 100% of its assets in those money market instruments which are among its permitted investments. To the extent a Fund is engaged in temporary defensive investing, the Fund will not be pursuing its investment objective.

Each of the Fixed Income Funds may purchase mortgage-backed securities issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. The Short-Term Investment Fund may also invest in mortgage-backed securities issued by private issuers rated in one of the two highest rating categories by an NRSRO and backed by mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The principal governmental issuers or guarantors of mortgage-backed securities are GNMA, the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). The GNMA Fund may purchase mortgage pass-throughs, notes or debentures directly issued and guaranteed by GNMA, FNMA, FHLMC and Federal Home Loan Banks. Obligations of GNMA are backed by the full faith and credit of the U.S. Government while obligations of FNMA and FHLMC are supported by the respective agency only. The Funds may purchase mortgage-backed securities that are backed or collateralized by fixed, adjustable or floating rate mortgages.

Each of the Fixed Income Funds may invest in floating or variable rate obligations and may purchase securities on a when-issued basis. In addition, each Fund reserves the right to engage in securities lending but has no present intention to do so.

If, after purchase, the rating of a security held by a Fixed Income Fund drops below the prescribed investment quality such security shall be sold at a time when, in the judgment of the Advisor, it is not in the Fund's interest to continue to hold such security.

Risk Factors--Fixed Income Funds

The market value of each Fixed Income Fund's fixed income investments will fluctuate in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect a Fund's net asset value.

Mortgage-backed securities are subject to prepayment of the underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying these securities can be expected to accelerate. When the mortgage-backed securities held by a Fixed Income Fund are prepaid, the Fund must reinvest the proceeds in securities, the yield on which reflects prevailing interest rates. Thus, mortgage-backed securities may not be an effective means of locking in long-term interest rates for a Fund.

Investments in securities of foreign issuers may subject the Short-Term Investment Fund to different risks than those attendant to investments in securities of U.S. issuers, such as differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, and political instability. There may also be less publicly available information with regard to foreign issuers than domestic issuers. In addition, foreign markets may be characterized by less liquidity, greater price volatility, less regulation and higher transaction costs than U.S. markets.

The Equity Fund

The Mid Cap Fund

The investment objective of this Fund is growth of both capital and income.

The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and American Depositary Receipts ("ADRs") that, in the Advisor's opinion, are significantly undervalued relative to their actual value at the time of purchase. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of mid cap issuers (i.e., companies with market capitalizations ranging between $700 million and $7 billion at the time of purchase). The Fund may also invest in equity securities of small cap issuers (i.e., companies with market capitalizations between $100 million and $700 million at the time of purchase).

The Advisor will attempt to maintain a highly diversified portfolio in order to reduce the risks associated with investments in small capitalization companies which may be subject to greater volatility than investments in companies with larger capitalizations.

General Investment Policies--Mid Cap Fund

For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, the Fund may invest up to 100% of its assets in the money market instruments described in the "Description of Permitted Investments" and may hold cash for liquidity purposes. To the extent the Fund is engaged in temporary defensive investing, the Fund will not be pursuing its investment objective.

The Mid Cap Fund seeks to invest in equity securities that the Advisor believes are of high quality. In evaluating the quality of such securities, the Advisor places particular emphasis on the management history of the issuer and on ratio analyses which focus on prospective earnings, book value and anticipated growth rates.

Securities purchased by the Fund may involve floating or variable interest rates and may be acquired through a forward commitment or on a when-issued basis.

In addition, the Fund reserves the right to engage in securities lending. The Fund will purchase equity securities, including ADRs, that are traded in the United States on registered exchanges or the over-the-counter market. However, the Fund reserves the right to invest up to 25% of its assets in foreign equity securities denominated in foreign currency and traded on foreign markets, but has no present intention to do so.

Risk Factors--Mid Cap Fund

Because the Mid Cap Fund invests in equity securities, its shares will fluctuate in value. The market value of the convertible securities purchased by the Fund may also be affected by changes in interest rates, the credit quality of the issuer and any call provisions. In addition, investments in smaller, less well-established companies may subject the Fund to certain special risks related to, for example, limited product lines, markets or financial resources and dependence on a small management group. Such securities may trade less frequently, in smaller volumes and fluctuate more sharply in value than exchange listed securities of larger companies.

The Fund's investments in securities of foreign issuers may subject the Fund to different risks than those attendant to investments in securities of U.S. issuers such as differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, political instability and greater fluctuations in value due to changes in currency exchange rates. There may also be less publicly available information with regard to foreign issuers than domestic issuers. In addition, foreign markets may be characterized by less liquidity, greater price volatility, less regulation and higher transaction costs than U.S. markets. Moreover, the dividends payable on the Fund's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's Shareholders. Also, it may be more difficult to obtain a judgment in a court outside the United States. These risks could be greater in emerging markets than in more developed foreign markets because emerging markets may have less stable political environments than more developed countries.

Portfolio Turnover

Under normal circumstances, it is anticipated that the annual portfolio turnover rate for each Fund will not exceed 100%. The historical portfolio turnover rates for each Fund are set forth in the Financial Highlights above.

INVESTMENT LIMITATIONS

The investment objective and the following investment limitations are fundamental policies of the Funds. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares.

Each Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of each Fund's total assets.

2. Purchase any securities which would cause more than 25% of the total assets of any Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities or, with respect to the Fixed Income Funds only, to investments in tax-exempt securities issued by governments or political subdivisions of governments. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas, gas transmissions, electric and telephone will each be considered a separate industry; (ii) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) with respect to the Mid Cap Fund only, supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) with respect to the Mid Cap Fund only, governmental issuers within a particular country will be deemed to be conducting their principal business activities in the same industry.

3. Make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

The foregoing percentage limitations apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

It is a non-fundamental policy of each Fund to invest no more than 15% of its net assets in illiquid securities (as defined below under "Description of Permitted Investments").

THE ADVISOR

Summit Bank Investment Management Division, a division of Summit Bank (the "Advisor"), serves as the investment advisor to the Trust. The Advisor makes the investment decisions for the assets of the Funds and continuously reviews, supervises and administers each Fund's investment program subject to the supervision of, and policies established by, the Trustees of the Trust.

Summit Bank, 210 Main Street, Hackensack, New Jersey 07601, was chartered in 1899 and has been exercising trust powers and managing money since 1916. The Investment Management Division began as a separate operating division of the Bank in 1973. The Bank's investment professionals have, on average, over 20 years of experience in investment management. As of December 31, 1996, total assets under management were approximately $6.7 billion.

Summit Bank is a wholly-owned subsidiary of Summit Bancorp., an interstate bank holding company with over $22 billion in assets and over 340 banking offices, predominantly in New Jersey and eastern Pennsylvania, as of December 31, 1996.

Short-Term Investment and GNMA Funds--Robert B. Lowe is a Vice President of the Advisor and currently manages the Short-Term Investment and GNMA Funds. Mr. Lowe has managed the Short-Term Investment Fund since its inception in April, 1992. He has managed the GNMA Fund since its inception in May, 1993. Mr. Lowe joined Summit Bank in 1989.

Intermediate-Term Government Securities Fund--Frances M. Tendall is a Vice President and Regional Manager (Princeton) of the Advisor. Mrs. Tendall has managed the Intermediate-Term Government Securities Fund since its inception in April, 1992 and co-manages the U.S. Treasury Securities Money Market Fund. Mrs. Tendall joined Summit Bank in 1982 and is currently responsible for managing both equity and fixed income portfolios.

Mid Cap Fund--Randolph E. Lestyk is Vice President and Regional Manager (Pennsylvania) of the Advisor and has managed the Mid Cap Fund since January, 1996. Prior to joining Summit Bank in January, 1994, Mr. Lestyk was involved in equity and fixed income investing at several financial institutions, serving as Director of Fixed Income Investing, Head of Trust Investments, and most recently as Senior Vice President and Chief Investment Officer of a major insurance company in Pennsylvania.

The Advisor is entitled to a fee from each Fund, which is calculated daily and paid monthly at the annual rate of each respective Fund's average daily net assets as set forth in the following table. The Advisor has voluntarily agreed to waive all or a portion of its fees to limit the total operating expenses of each Fund to the respective levels set forth below. The Advisor reserves the right to terminate any and all fee waivers at any time in its sole discretion. Also set forth below are the advisory fees each Fund paid to the Advisor (shown as a percentage of average daily net assets) for the fiscal year ended December 31, 1996.

---------------------------------------------------------------------------------------------
                                                             Maximum Total     Fees Received
                                                           Operating Expense   In Fiscal Year
                                        Contractual Fee    After Fee Waiver         1996
---------------------------------------------------------------------------------------------
Short-Term Investment Fund                   .60%                1.05%              .43%
---------------------------------------------------------------------------------------------
Intermediate-Term Government Securities      .60%                1.05%              .53%
Fund
---------------------------------------------------------------------------------------------
GNMA Fund                                    .60%                1.05%              .25%
---------------------------------------------------------------------------------------------
Mid Cap Fund                                 .75%                1.05%              .45%
---------------------------------------------------------------------------------------------

Summit Bank has also entered into a custodian agreement with the Trust, under which it provides all securities safekeeping services as required by the Funds and the 1940 Act. The Trust pays Summit Bank (referred to herein in its custodial capacity as the "Custodian") a custodian fee, which is calculated daily and paid monthly, at an annual rate of .025% of the average daily net assets of each Fund.

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator") serves as the Administrator of the Trust. The Administrator provides the Trust with administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of each Fund.

THE TRANSFER AGENT

State Street Bank and Trust Company (the "Transfer Agent"), 225 Franklin Street, Boston, Massachusetts 02110 is the Trust's transfer agent.

THE SHAREHOLDER SERVICING AGENT

Boston Financial Data Services, 2 Heritage Drive, North Quincy, Massachusetts 02171 is the Trust's dividend disbursing agent and shareholder servicing agent.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, acts as the Distributor of the Trust's shares.

The Class A Shares of each Fund are subject to a distribution plan dated February 28, 1992 ("Class A Plan"). As provided in the Distribution Agreement and the Class A Plan, the Trust will pay the Distributor a fee of .25% of the average daily net assets of each Fund's Class A Shares. The Distributor may apply this fee toward: a) compensation for its services in connection with distribution assistance or provision of shareholder services; or b) payments to financial institutions and intermediaries such as banks (including Summit Bank), savings and loan associations, insurance companies, investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Class A Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries.

Class A Shares of each Fund are offered to all persons. Because the Trust offers different classes of its investment portfolios, it is possible that individuals and institutions may offer different classes of shares of a Fund to their customers and thus receive different compensation with respect to different classes of shares. In addition, individuals and institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers. Each Fund may also execute brokerage or other agency transactions through an affiliate of the Advisor or through the Distributor for which such affiliate or the Distributor receives compensation.

PURCHASE AND REDEMPTION OF SHARES

The public offering price of Class A Shares equals the net asset value of the shares plus any applicable initial sales charge. The sales charge as a percentage of an investment decreases as the amount invested reaches the succeeding levels set forth in the following tables. The tables show the initial sales charge on Class A Shares of the Funds to a "single purchaser" (defined below), the reallowance paid to dealers and the agency commission paid to brokers (collectively, the "commission"):

Intermediate-Term Government Securities and Mid Cap Funds:

---------------------------------------------------------------------------------------------------
Amount of Purchase       Sales Charge as a        Sales Charge as a       Reallowance and
                         Percentage of Offering   Percentage of Net       Brokerage Commission
                         Price                    Amount Invested         as Percentage of Offering
                                                                          Price
---------------------------------------------------------------------------------------------------
$0-99,999                4.00%                    4.17%                   3.50%
---------------------------------------------------------------------------------------------------
$100,000-249,999         3.00%                    3.09%                   2.70%
---------------------------------------------------------------------------------------------------
$250,000-499,999         2.00%                    2.04%                   1.80%
---------------------------------------------------------------------------------------------------
$500,000-999,999         1.00%                    1.01%                   0.90%
---------------------------------------------------------------------------------------------------
$1,000,000 and above     0.00%                    0.00%                   0.00%
---------------------------------------------------------------------------------------------------

GNMA Fund:

---------------------------------------------------------------------------------------------------
Amount of Purchase       Sales Charge as a        Sales Charge as a       Reallowance and
                         Percentage of Offering   Percentage of Net       Brokerage Commission
                         Price                    Amount Invested         as Percentage of Offering
                                                                          Price
---------------------------------------------------------------------------------------------------
$0-249,999               3.00%                    3.09%                   2.70%
---------------------------------------------------------------------------------------------------
$250,000-499,999         2.00%                    2.04%                   1.80%
---------------------------------------------------------------------------------------------------
$500,000-999,999         1.00%                    1.01%                   0.90%
---------------------------------------------------------------------------------------------------
$1,000,000 and above     0.00%                    0.00%                   0.00%
---------------------------------------------------------------------------------------------------

Short-Term Investment Fund:

---------------------------------------------------------------------------------------------------
Amount of Purchase       Sales Charge as a        Sales Charge as a       Reallowance and
                         Percentage of Offering   Percentage of Net       Brokerage Commission
                         Price                    Amount Invested         as Percentage of Offering
                                                                          Price
---------------------------------------------------------------------------------------------------
$0-999,999               1.00%                    1.01%                   0.90%
---------------------------------------------------------------------------------------------------
$1,000,000 and above     0.00%                    0.00%                   0.00%
---------------------------------------------------------------------------------------------------

The commissions shown in the tables above apply to sales through financial institutions. Under certain circumstances, some financial institutions, including Summit Bank and its affiliates, will be reallowed the entire sales charge imposed on purchases of Class A Shares and may, therefore, be deemed to be "underwriters" under the Securities Act of 1933, as amended.
Commission rates may vary among the Funds.

Sales Charge Reductions For Purchases of Class A Shares

Right of Accumulation

A "single purchaser" (defined below) may benefit from the reduced sales charges set forth in the foregoing tables for current purchases by adding the amount of any current purchase with the market value of the Fund that the purchaser already owns. The calculation of the sales charge for the current purchase will be based on the combined amount. A single purchaser can also combine purchases of Class A Shares of different Funds if those Funds are subject to a sales charge.

The term "single purchaser" refers to (i) an individual, (ii) an individual and spouse purchasing shares of the Funds for their own account or for trust or custodial accounts for their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 or 457 of the Code, including related plans of the same employer. To be entitled to a reduced sales charge based upon shares already owned, the investor must identify eligible accounts at the time of purchase and provide the account number(s) of the investor and, if applicable, the investor and spouse, their minor children, as well as the ages of such children. The Trust may amend or terminate this right of accumulation at any time prior to subsequent purchases.

Letter of Intent

A single purchaser may obtain a reduced sales charge by means of a written Letter of Intent (a "Letter") that expresses the investor's intention to invest a specified amount within a 13-month period, which if invested at one time, would qualify for a reduced sales charge.

A Letter is not a binding obligation upon the investor to purchase the full amount indicated. An investor must invest, or have already invested, at least $1,000 in Class A Shares of each applicable Fund when the Letter is submitted. Only those Funds which are subject to a sales charge are eligible to be counted towards the amount indicated in the Letter. Five percent of the shares purchased under a Letter will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge that would have been applicable to the shares actually purchased if the investor fails to purchase the amount indicated in the Letter. In such a case, escrowed shares will be involuntarily redeemed to pay any additional sales charge. When the full amount indicated in the Letter has been purchased, the escrowed shares will be released. A Letter may include purchases of shares made within 90 days prior to the date the investor signs the Letter; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase.

Waiver of Class A Sales Charges

No sales charge is imposed on Class A Shares of a Fund: (i) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Trust is a party; (ii) sold to dealers or brokers that have a sales arrangement with the Distributor, for their own account or for retirement plans for their employees; (iii) sold to present employees of dealers or brokers that certify to the Distributor at the time of purchase that such purchase is for their own account; (iv) sold to present or retired employees of Summit Bancorp., or one of its affiliates; (v) sold to present employees of any entity that is a current service provider to the Trust; (vi) sold to any qualified customer who has entered into an agreement with Summit Bank, its affiliates or correspondent banks; (vii) sold to present or retired Trustees of the Trust and their immediate families; (viii) sold to present or retired Directors of Summit Bancorp. or its affiliates, and their immediate families; or (ix) sold to beneficial owners of Class I Shares whose interests are converted into Class A Shares.

How to Purchase Shares

Shares may be purchased directly from the Fund's Distributor or through an investment professional of a securities broker or other financial institution, such as Summit Bank, that has entered into a selling agreement with the Trust or the Distributor. Shares of each Fund are sold on a continuous basis and may be purchased on any business day that the New York Stock Exchange is open for trading (a "Business Day").

A purchase order for shares of a Fund will be executed at a per share price equal to the net asset value next determined after the purchase order is effective plus any applicable sales charge (the "offering price").

The net asset value per share of each class of a Fund is determined by dividing the total value of its investments and other assets that are allocated to that class, less any liabilities that are allocated to that class, by the class's total outstanding shares. Although the methodology and procedures are identical, the net asset value per share of classes within a Fund may differ because of the classes' different distribution expenses. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust, the Fund or its Shareholders to accept such order. Investment Strategy Account Agreement customers (Qualified Customers) should call the Transfer Agent for information regarding requirements for purchase and redemption orders.

A purchase order for a Fund will be effective as of the Business Day received by the Distributor if the Distributor receives the order and payment before 4:00 p.m., Eastern time. All other purchase orders accompanied by payment, except those of certain types of investors as described below, will be effective the next Business Day. Certain institutional investors and financial institutions, such as Summit Bank, that have entered into a settlement agreement with the Distributor, may make payment in federal funds for purchases of Funds to the Distributor by 12:00 noon, Eastern time, the Business Day following the effective date of the trade. A purchase order may be canceled if the Distributor does not receive federal funds before 12:00 noon, Eastern time, the next Business Day.

The net asset value per share of the Funds is determined as of 4:00 p.m., Eastern time, each Business Day. Purchases will be made in full and fractional shares of a Fund calculated to three decimal places. A Fund may use a pricing service to provide market quotations. A pricing service may use a matrix system of valuation to value fixed income securities which considers factors such as securities prices, yield features, ratings and developments related to a specific security.

Purchases Through Investment Professionals

A customer who purchases shares of a Fund through an Investment Professional should contact that Investment Professional for information about purchasing shares. Investment Professionals may charge fees for their services that are in addition to, and unrelated to, the fees and expenses charged by the Funds. Investment Professionals may impose an earlier cut-off time for receipt of purchase orders directed through them to allow time for processing and transmittal of these orders to the Distributor for effectiveness the same day. In addition, state securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws.

Investment Requirements

The minimum initial investment is $1,000; however, the minimum initial investment may be waived at the Distributor's discretion. All subsequent investments must be at least $100, except for investments made through the Automatic Investment Plan, which must be at least $50. All purchases made by check must be in U. S. dollars and made payable to "The Pillar Funds," or in the case of a retirement account, to either the Custodian or the retirement plan trustee. Third party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check or ACH transfer, redemption proceeds will not be forwarded until the investment being redeemed has been in the account for 10 Business Days. If the check does not clear, the purchase will be canceled and the investor could be liable for any losses or fees incurred.

No certificates representing shares will be issued.

Investing Directly

Investing by Mail

Investors may purchase shares of a Fund by completing and signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) to:

                                The Pillar Funds
                                P. O. Box 8523
                                Boston, MA  02266-8523

The following address may be used for overnight delivery:

                                The Pillar Funds
                                c/o Boston Financial Data Services
                                2 Heritage Drive
                                North Quincy, MA  02171-2144

Investors may obtain Account Application forms by calling the Distributor at 1-800-932-7782.

Investing by Telephone

Purchases may be made to an existing account by calling the Distributor at 1-800-932-7782. While telephone transaction privileges are automatic, Shareholders may specifically request that no telephone transactions be accepted for their account(s). This election may be made on the Account Application form at the time of purchase or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.

By Wire: Shareholders must call the Distributor before wiring funds. Federal funds should be wired to:

                         State Street Bank and Trust Company
                         ABA # 011000028
                         For Credit To DDA Account # 9905-150-0
                         For Further Credit To Account # (insert Shareholder
                          name, account number, name, and registration number assigned by the Distributor)

The Trust does not impose a fee for purchase wire transactions, although the Shareholder's financial institution may charge a fee for this service.

Shares cannot be purchased by Federal Reserve wire on days when either the New York Stock Exchange or the Federal Reserve is closed.

Orders will not be executed until payment has been received by the Distributor.

By Automated Clearing House ("ACH"): This service allows the purchase of additional shares through an electronic transfer of money from a checking or savings account. When an additional purchase is made by telephone, the Transfer Agent will automatically debit the predesignated bank account for the desired amount. Shareholders may call 1-800-932-7782 to request an Optional Services Form to establish this option.

By Automatic Investment Plan: A Shareholder may also arrange for periodic additional investments in the Funds through automatic deductions by ACH transfer by completing an Optional Services Form. The minimum pre-authorized investment amount is $50. Shareholders may select monthly, quarterly, semi-annual or annual investments. However, Shareholders selecting this service must first meet the minimum initial investment requirement of $1,000 per Fund. Customers may call 1-800-932-7782 to request an Optional Services Form to establish an Automatic Investment Plan.

Retirement Plans

The Funds may be used as part of a retirement portfolio. Investors can establish their account under one of several tax-sheltered plans. Investors should contact their Investment Professional or the Distributor at 1-800-932-7782 for details regarding an IRA or other retirement plan.

How to Exchange Shares

Each portfolio of the Trust, other than the U.S. Treasury Securities Plus Money Market Fund, (collectively, the "Eligible Funds") is eligible for exchange with any other Eligible Fund.

Class A Shares of an Eligible Fund may be exchanged only for Class A Shares of another Eligible Fund, usually without paying an additional sales charge. However, exchanges from Class A Shares of an Eligible Money Market Fund, which were purchased directly, to Class A Shares of an Eligible Non-Money Market Fund are made at net asset value plus the appropriate sales load for that Eligible Non-Money Market Fund.

If an exchange request is received in good order by the Transfer Agent by 4:00 p.m., Eastern time, on any Business Day, the exchange usually will occur on that day. Exchanges are regarded as sales for federal and state income tax purposes and could result in a gain or loss depending on the original cost of the shares exchanged.

To exchange shares, several conditions must be met:

1. After the exchange is complete, the Shareholder must have at least $1,000 (the minimum account balance) in the new Eligible Fund.

2. Shares of Eligible Funds can only be exchanged between accounts with identical registrations and tax identification numbers.
3. Shares in the original Eligible Fund must be held at least 10 Business Days before an exchange can be made. Shares can be exchanged on any Business Day.
4. Shares of the new Eligible Fund selected for exchange must be available for sale in the Shareholder's state of residence.
5. Shareholders must have received the prospectus for the new Eligible Fund prior to initiating an exchange.
6. The prospectuses of both Eligible Funds involved in the exchange must offer the exchange privilege.

By Mail: An exchange will be honored by a written letter of request to the Transfer Agent if signed by all registered owners of the account.

By Telephone: Telephone exchange requests may be made either by calling the Transfer Agent at 1-800-932-7782 or by contacting their Investment Professional. See "Investing Directly -- Investing by Telephone" above for a description of telephone transaction privileges.

Systematic Exchange Program

Shares of the Funds also may be exchanged through automatic monthly deductions from an investor's account for the same class of shares of the Trust. Under the Systematic Exchange Program, an investor initially purchases shares of the Prime Obligation Money Market Fund, which is described in a separate prospectus, in an amount equal to the total amount of the investment the investor desires to make in the same class of shares of the Trust. On a monthly basis, a specified dollar amount of the Prime Obligation Money Market Fund shares is exchanged for shares of the same class of a specified Eligible Fund. Exchange of Class A Shares will be subject to the applicable sales charge imposed by the Eligible Fund and, accordingly, it may be beneficial for an investor to execute a Letter of Intent in connection with a Class A Shares Systematic Exchange Program. The Systematic Exchange Program of investing a fixed dollar amount at regular intervals over time in an Eligible Fund may have the effect of reducing the average cost per share of the shares of the Eligible Fund acquired. This effect may also be achieved through the Trust's Automatic Investment Plan, which is described in the applicable prospectuses. A Shareholder may apply for participation in the Systematic Exchange Program through the Distributor or his or her Investment Professional. Shares purchased through the Systematic Exchange Program are subject to the conditions listed under "How to Exchange Shares," however, such shares are not subject to the Trust's minimum investment limitations. Exchanges are considered taxable events for Shareholders.

How to Redeem Shares

Shares may be redeemed on any Business Day directly from the Transfer Agent or through an Investment Professional. Each Fund intends to pay cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

When purchases are made by check or by ACH transfer, redemption proceeds will not be forwarded until the investment being redeemed has been in the account for 10 Business Days. Payment to Shareholders for shares redeemed will be made within seven days after the Transfer Agent receives the redemption request in good order. A Shareholder may request that the redemption proceeds are paid by check, by federal funds wire or by ACH transfer.

A redemption order for shares of a Fund will be executed at a price per share equal to the net asset value next determined after receipt of the redemption order by the Transfer Agent.

A redemption order for a Fund will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives the order before 4:00 p.m., Eastern time. Requests received after 4:00 p.m., Eastern time, will be effective on the next Business Day.

Redemptions Through Investment Professionals

Shareholders should contact their Investment Professional for information about redeeming shares of a Fund and any charges for services provided by the Investment Professional. Investment Professionals may impose an earlier cut-off for receipt of redemption orders directed through them to allow time for processing and transmittal of these orders to the Transfer Agent for effectiveness the same Business Day.

By Mail: Shareholders may redeem shares of a Fund by mailing a letter of instruction signed by all registered owners exactly as their names appear in the registration to:

                                The Pillar Funds
                                P. O. Box 8523
                                Boston, MA  02266-8523

The following address may be used for overnight delivery:

                                The Pillar Funds
                                c/o Boston Financial Data Services
                                2 Heritage Drive
                                North Quincy, MA  02171-2144

A signature guarantee is required if any of the following conditions apply: (i) the redemption is for more than $10,000 worth of shares, (ii) the redemption check is payable to other than the Shareholder(s) of record, (iii) the redemption check is mailed to other than the Shareholder(s) address of record, or (iv) the redemption proceeds are to be forwarded by federal funds wire or ACH transfer to a financial institution not pre-designated on the account. A signature guarantee can be obtained from a commercial bank, a trust company, a member firm of a domestic stock exchange or a member of a securities transfer association medallion program. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect the Shareholders, the Trust and its agents from fraud.

To determine if any additional documentation may be required to consider a redemption request in good order, Shareholders should contact their Investment Professional or the Transfer Agent.

By Telephone: To redeem shares by telephone, Shareholders should call the Transfer Agent at 1-800-932-7782. See "Investing Directly -- Investing by Telephone" above for a description of telephone transaction privileges. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If market conditions are extraordinarily active, or other extraordinary circumstances exist, Shareholders who experience difficulties placing redemption orders by telephone may wish to consider placing the redemption order by other means.

By Check: Shares may be redeemed by check to the address of record for most requests under $10,000. Requests received by the Transfer Agent by 4:00 p.m., Eastern time, will be processed that Business Day, and the check will be mailed the following Business Day. For more information, call the Transfer Agent at 1-800-932-7782.

By Wire: Shares may be redeemed by federal funds wire and sent to a pre-designated bank account. Shareholders may call 1-800-932-7782 to request an Optional Services Form to establish this option.

A wire will be sent the Business Day after the redemption request is effective.

The Trust reserves the right to assess a wire redemption charge, currently $10.00, for this transaction, which will be deducted from the redemption proceeds. The Shareholder's receiving financial institution may also impose a fee.

By ACH: Shares may be redeemed by ACH transfer and sent to a pre-designated financial institution account. Shareholders may call 1-800-932-7782 to request an Optional Services Form to establish this option. ACH transfers of redemption proceeds may take up to two Business Days to credit to the Shareholder's financial institution.

The Trust does not charge for ACH transfers, but the Shareholder's receiving financial institution may charge for this service.

By Systematic Withdrawal Plan: Shareholders with an account value of at least $2,000 may elect to receive automatic distributions of $50 or more by establishing a Systematic Withdrawal Plan. Distributions can be received either by check or ACH transfer on a monthly, quarterly, semi-annual or annual basis. To participate in a Systematic Withdrawal Plan, Shareholders must elect to have all dividends reinvested in additional shares.

Shareholders who have attained the age of 70 1/2 may want to establish a Systematic Withdrawal Plan as a convenient means to satisfy mandatory distribution requirements from a retirement plan.

It is not generally in the best interest of a Shareholder to participate in a Systematic Withdrawal Plan at the same time that he or she is purchasing additional Class A Shares if those purchases are subject to a sales load.

Shareholders may obtain an Optional Services Form to establish a Systematic Withdrawal Plan by calling the Transfer Agent at 1-800-932-7782.

Minimum Balance Requirements

Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem (with the exception of a retirement account) the shares of any Shareholder if, because of redemptions of shares by or on behalf of the Shareholder, the account of such Shareholder in that Fund has a value of less than $1,000, the minimum initial purchase amount. Before a Fund exercises its right to redeem such shares and sends the proceeds to the Shareholder, the Shareholder will be given 60 days' notice to reestablish the minimum balance. If the balance does not increase within 60 days, the account may be closed and the proceeds mailed to the address of record. Shares will be redeemed at the last calculated net asset value on the day the account is closed.

See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.

PERFORMANCE

Computation of Yield

The Fixed Income Funds may advertise yield and total return (described below). The yield of a Fixed Income Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment.

Computation of Total Return

Each of the Funds may also advertise total return. Total return figures are based on historical earnings and are not intended to indicate future performance.

The total return of a Fund refers to the average compounded rate of return on a hypothetical investment, net of any initial sales charge, for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

A Fund may periodically compare its performance to that of: (i) of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. A Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk adjusted performance. A Fund may use long-term performance of the capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.

A Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of a Fund or its Shareholders. Accordingly, Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

Tax Status of the Funds

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other investment portfolios. Each Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which is distributed to Shareholders.

Tax Status of Distributions

Each Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gain) to Shareholders. Dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares and will not qualify for the dividends-received deduction otherwise available to corporate Shareholders. Any dividends from net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be distributed annually and will be treated as long-term capital gains. Capital gains distributions also will not qualify for the dividends-received deduction regardless of how long the Shareholder has held shares. Each Fund will make annual reports to Shareholders of the federal income tax status of all distributions.

Interest received on direct U.S. Government obligations that is exempt from tax at the state level when received directly may be exempt, depending on the state, when received by a Shareholder from a Fund, provided certain conditions are satisfied. Interest received on repurchase agreements normally is not exempt from state taxation. Each Fund annually will inform Shareholders of the percentage of income and distributions derived from direct U. S. Government obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from a Fund is considered tax-exempt in their particular states.

Certain securities purchased by the Funds (such as STRIPs, TRs, TIGRs and CATs, defined under "Description of Permitted Investments"), are sold at original issue discount and thus generally do not make periodic cash interest payments. A Fund will be required to include as part of its current income the accreted interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its Shareholders, a Fund may have to sell portfolio securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.

Dividends declared by a Fund in October, November or December of any year and payable to Shareholders of record on a date in these months will be deemed to have been paid by the Fund and received by the Shareholders on December 31 if paid by the Fund at any time during the following January.

Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

The sale, exchange or redemption of Fund shares is a taxable event to the Shareholder.

Generally, gain or loss on the sale, exchange or redemption of a share will be capital gain or loss which will be long-term if the share has been held for more than one year and otherwise will be short-term. However, if a Shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed capital gains of the Fund with respect to such share are included in determining the Shareholder's long-term capital gains), the Shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund which have been included in determining such Shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). Investors should particularly note that this loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Income derived by a Fund from obligations of foreign issuers may be subject to foreign withholding taxes. The Funds will not be able to elect to treat Shareholders as having paid their proportionate share of such foreign taxes.

GENERAL INFORMATION

The Trust

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated September 9, 1991. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. In addition to the Funds, the Trust currently consists of the U.S. Treasury Securities Plus Money Market Fund, the Prime Obligation Money Market Fund, U.S. Treasury Securities Money Market Fund, Tax-Exempt Money Market Fund, Fixed Income Fund, the New Jersey Municipal Securities Fund, the Pennsylvania Municipal Securities Fund, the Equity Growth Fund, the Equity Value Fund, the Equity Income Fund, the International Growth Fund and the Balanced Fund. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto.

Each Fund pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services, registering the shares under federal laws and filing with state securities commissions, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

The Advisor, in addition to providing investment advice to the Trust, provides investment advice to other clients. Some of these clients' funds are maintained in asset allocation accounts and may be invested in the Funds. From time to time, the Funds may experience relatively large purchases or redemptions due to asset allocation decisions made by the Advisor for its clients. These transactions may have a material effect on the Funds, since Funds that experience redemptions as a result of reallocations may have to sell portfolio securities and because Funds that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that Funds may be required to sell securities at times when they would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with purchases and sales of securities, and such sales may also increase transaction costs. The Advisor is committed to minimizing the impact of these transactions on the Funds to the extent it is consistent with pursuing the investment objectives of its asset allocation decisions on the Funds.

Trustees of the Trust

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights

Each share held entitles a Shareholder of record to one vote. The Shareholders of each Fund or class will vote separately on matters relating solely to that Fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting, the meeting.

Reporting

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

Shareholder Inquiries

Shareholder inquiries should be directed to The Pillar Funds, P.O. Box 8523, Boston, MA 02266-8523.

Dividends

Shareholders automatically receive all income dividends and capital gain distributions in Class A Shares at the net asset value next determined following the record date, unless the Shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Administrator at least 15 days prior to the distribution. If any capital gain is realized, substantially all of it will be distributed at least annually.

Dividends and distributions of each Fund are paid on a per-share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a Shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

The amount of dividends payable on Class A Shares will be less than the dividends payable on Class I Shares because of the distribution expenses charged to Class A Shares.

The Fixed Income Funds: Each Fixed Income Fund declares dividends of substantially all of its net investment income (exclusive of capital gains) daily and distributes such dividends on or about the first Business Day of the following month. Shares purchased begin earning dividends on the Business Day following the date of purchase, and accrue dividends through and including the effective date of redemption.

The Mid Cap Fund: Substantially all of the net investment income (not including capital gain) of the Fund is distributed in the form of quarterly dividends to Shareholders of record on the next to last Business Day of each quarter.

Counsel and Independent Public Accountants

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.

DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of certain permitted investments and associated risk factors for the Funds:

AMERICAN DEPOSITARY RECEIPTS ("ADRs")-- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. ADRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES--Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U. S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder. The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANKERS' ACCEPTANCES--Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT--Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER-- Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES--Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

EQUITY SECURITIES--Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of a Fund to fluctuate.

FIXED INCOME SECURITIES--Fixed income securities consist of bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.

ILLIQUID SECURITIES--Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Not more than 15% of the net assets of a Fund will be invested in such instruments. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, if there is no secondary market for such security. Restricted securities, including Rule 144A securities, that meet the criteria established by the Trustees of the Trust will be considered liquid.

INVESTMENT COMPANIES--A Fund may invest up to 10% of its total assets in shares of other investment companies. Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invest in the securities markets of those countries. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' fund securities, and are subject to limitations under the 1940 Act.

A Fund does not intend to invest in other investment companies unless, in the judgment of the Advisor the potential benefits of such investment exceed the associated costs relative to the benefits and costs associated with direct investments in the underlying securities. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees.

MONEY MARKET SECURITIES--Money market securities include: (i) U.S. Treasury Obligations; (ii) obligations issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. Government; (iii) corporate debt obligations rated in one of the three highest rating categories by an NRSRO or determined by the Advisor to be of comparable quality at the time of investment;
(iv) commercial paper rated in the highest short-term rating category by an NRSRO or determined by the Advisor to be of comparable quality at the time of investment; (v) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; (vi) securities of the government of Canada and its provincial and local governments; (vii) custodial receipts evidencing separately traded interest and principal component parts of U.S. Treasury Obligations; and (viii) repurchase agreements involving such securities. The Mid Cap Fund will not consider the securities described under clauses (iii) and (vi) above as Money market securities.

MORTGAGE-BACKED SECURITIES--Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

Government Pass-Through Securities: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, FNMA and FHLMC. FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

Private Pass-Through Securities: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

Collateralized Mortgage Obligations ("CMOs"): CMOs are debt obligations or multi-class pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

REMICs: A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

Parallel Pay Securities; PAC Bonds: Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

REITs: REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the property owned or the quality of the mortgages held by the trust.

Stripped Mortgage-Backed Securities ("SMBs"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities and can experience wide swings in value in response to changes in interest rates and associated mortgage prepayment rates. During times when interest rates are experiencing fluctuations, such securities can be difficult to price on a consistent basis. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

Risk Factors: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

RECEIPTS--Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying investments.

REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Fund will have actual or constructive possession of the security as collateral for the repurchase agreement. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

SECURITIES OF FOREIGN ISSUERS--There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments, the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. Also it may be more difficult to obtain a judgment in a court outside the United States.

SECURITIES LENDING--In order to generate additional income, a Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 102% of the market value of the securities lent. A Fund continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. A Fund pays lending and other fees in connection with securities loans.

STANDBY COMMITMENTS AND PUTS--Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to a Fund owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. A Fund will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

TIME DEPOSITS--Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits maturing in more than seven days are considered to be illiquid securities.

U.S. GOVERNMENT AGENCIES--Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Fund will maintain with the Custodian a separate account with liquid assets in an amount at least equal to these commitments. The interest rate realized, if any, on these securities is fixed as of the purchase date and no interest accrues to a Fund before settlement. These securities may be subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems such action appropriate.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Summary......................................................................3
Expense Summary..............................................................6
Financial Highlights........................................................10
The Trust...................................................................13
Investment Objectives and Policies..........................................13
Investment Limitations......................................................18
The Advisor.................................................................19
The Administrator...........................................................21
The Transfer Agent..........................................................21
The Shareholder Servicing Agent.............................................21
The Distributor ............................................................21
Purchase and Redemption of Shares...........................................22
Performance.................................................................31
Taxes.......................................................................32
General Information.........................................................34
Description of Permitted Investments........................................36

The Pillar Funds is a registered service mark of Summit Bank. Your Investment Foundation, Pillar and the stylized "P" logo are service marks of Summit Bank. Summit is a registered service mark of Summit Bancorp. Summit Bank and Summit Bancorp are service marks of Summit Bancorp.

                                    ADVISOR:

                              [ SUMMIT BANK LOGO ]

                                  DISTRIBUTOR:
                         SEI FINANCIAL SERVICES COMPANY

                                ----------------

                            Oaks, Pennsylvania 19456
                                 1-800-932-7782

PIL-F-026-01

                                    [ LOGO ]

                                   THE PILLAR
                                      FUNDS

                                 Class A Shares

                           Short-Term Investment Fund
                  Intermediate-Term Government Securities Fund
                                    GNMA Fund
                                  Mid Cap Fund

Prospectus April 30, 1997

The Pillar Funds

                           Class A and Class B Shares

         Investment Advisor:
         Summit Bank Investment Management Division, a division of Summit Bank

The Pillar Funds (the "Trust") consists of mutual fund portfolios seeking to provide a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to shares of the following funds (each, a "Fund," and collectively, the "Funds"):

                       Money Market Funds
                       ------------------
                       o  Prime Obligation Money Market Fund
                       o  U.S. Treasury Securities Money Market Fund
                       o  Tax-Exempt Money Market Fund

      Fixed Income Funds                            Equity and Balanced Funds
      ------------------                            -------------------------
      o  Fixed Income Fund                          o  Equity Growth Fund
      o  New Jersey Municipal Securities Fund       o  Equity Value Fund
      o  Pennsylvania Municipal Securities Fund     o  Equity Income Fund
                                                    o  Balanced Fund
                                                    o  International Growth Fund

The Trust's Class A Shares and Class B Shares are offered to all persons. Persons who own Class A Shares or Class B Shares of a Fund are referred to herein as "Shareholders." This Prospectus offers Class A Shares of the U.S. Treasury Securities Money Market, Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds and Class A Shares and Class B Shares of the other Funds. Class A Shares and Class B Shares differ with respect to the method of paying distribution costs through sales charges, and distribution and service fees.

CLASS A SHARES AND CLASS B SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, ENDORSED OR GUARANTEED BY, ANY BANK (INCLUDING SUMMIT BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.

Amounts invested in the Funds are subject to investment risks, including possible loss of the principal amount invested.

An investment in any of the Funds is neither insured nor guaranteed by the U.S. Government and there can be no assurance that a Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated April 30, 1997 has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456 or by calling 1-800-932-7782. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

April 30, 1997
Class A and Class B

                                     SUMMARY

The Pillar Funds (the "Trust") consists of open-end management investment companies which provide a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about Class A Shares (which, until April 30, 1997, were designated as Class B Shares) and Class B Shares of the Trust's: Prime Obligation Money Market Fund, U.S. Treasury Securities Money Market Fund (Class A Shares only), Tax-Exempt Money Market Fund (Class A Shares only) (the "Money Market Funds"); Fixed Income, New Jersey Municipal Securities (Class A Shares only) and Pennsylvania Municipal Securities (Class A Shares only) Funds (the "Fixed Income Funds"); Equity Growth (formerly, the Growth Fund), Equity Value, Equity Income and International Growth Funds (the "Equity Funds"); and the Balanced Fund (formerly, the Balanced Growth Fund) (together with the Money Market, Fixed Income and Equity Funds, the "Funds").

     What are the Investment Objectives?

          The Money Market Funds: Each Money Market Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income. The Tax-Exempt Money Market Fund also seeks to provide current income that is exempt from federal income tax. There can be no assurance that a Money Market Fund will be able to maintain a net asset value of $1.00 per share on a continuous basis.

          The Fixed Income Funds: The Fixed Income Fund seeks a high level of total return, primarily through current income and capital appreciation, consistent with preservation of capital; the New Jersey Municipal Securities Fund seeks current income exempt from both federal and New Jersey income taxes, consistent with preservation of capital; and the Pennsylvania Municipal Securities Fund seeks current income exempt from both federal and Pennsylvania income taxes, consistent with preservation of capital.

          The Equity and Balanced Funds: The Equity Growth Fund seeks long-term growth of capital; the Equity Value Fund seeks growth of both capital and income; the Equity Income Fund seeks growth of capital consistent with an emphasis on current income; the Balanced Fund seeks growth of capital consistent with current income; and the International Growth Fund seeks long-term capital growth.

     There is no assurance that a Fund will meet its investment objective. See "Investment Objectives and Policies."

     What are the Permitted Investments?

     The Money Market Funds: The Prime Obligation Money Market Fund invests in short-term, U.S. dollar denominated obligations of United States issuers and obligations of U.S. and London branches of foreign banks. The U.S. Treasury Securities Money Market Fund invests exclusively in short-term U.S. Treasury obligations. The Tax-Exempt Money Market Fund invests primarily in short-term, U.S. dollar denominated municipal securities of issuers located in all fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions. See "Investment Objectives and Policies."

     The Fixed Income Funds: The Fixed Income Fund invests at least 65% of its assets in U.S. and Canadian Government obligations, corporate debt securities, short-term bank obligations and repurchase agreements.

     The New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds invest at least 80% of their assets in municipal obligations which produce interest that, in the opinion of bond counsel for the issuer, is exempt from federal income tax, and at least 65% of their assets in obligations which produce interest that is exempt from applicable state income taxes.

     The investments of the Fixed Income Funds are subject to market and interest rate fluctuations which may affect the value of a Fund's shares. The greater the Fund's dollar-weighted average portfolio maturity, the greater the fluctuations are likely to be. In addition, certain securities, such as mortgage-backed securities, are subject to the risk of prepayment during periods of declining interest rates which may affect a Fund's ability to lock-in longer term rates during such periods. See "Investment Objectives and Policies," "General Investment Policies," "Risk Factors" and "Description of Permitted Investments."

     Are There Additional Risk Factors for the New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds? The concentration of the New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds in municipal securities issued primarily by or on behalf of the states of New Jersey and Pennsylvania, respectively, subjects these Funds to special investment risks, such as the possible adverse effects of changes in economic conditions and governmental policies of the states or their underlying governmental units. See "Additional Risk Factors For New Jersey Municipal Securities" and "Additional Risk Factors For Pennsylvania Municipal Securities."

     The Equity and Balanced Funds: Each of the Equity and Balanced Funds may invest in equity securities consisting of (i) common stocks; (ii) warrants to purchase common stocks; (iii) securities convertible into common stocks; and
(iv) American Depositary Receipts ("ADRs"). In addition, the Balanced Fund invests in certain fixed income and money market securities. The Equity Growth Fund may also invest in European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") and Global Depositary Receipts ("GDRs") and certain fixed income securities. The International Growth Fund also invests in equity securities of non-U.S. issuers;

EDRs, CDRs and GDRs; and foreign government debt securities. Because securities fluctuate in value, the shares of each Fund will also fluctuate in value. In addition, the value of shares of the Equity Growth, Balanced and International Growth Funds are subject to market and interest rate fluctuations that affect the value of their fixed income investments. The International Growth Fund is non-diversified and may, therefore, concentrate its portfolio investments in a relatively small number of issuers and may, as a result, be subject to greater risk with respect to its portfolio securities. The Equity Growth and International Growth Funds may also invest in options, futures and currency transactions. The Funds' investments in securities of foreign issuers will subject the Funds to risks associated with foreign investments. See "Investment Objectives and Policies," "General Investment Policies," "Risk Factors," and "Description of Permitted Investments."

     Who are the Advisor and Sub-Advisor? Summit Bank Investment Management Division, a division of Summit Bank, serves as the advisor (the "Advisor") to the Trust. Wellington Management Company, LLP serves as the sub-advisor (the "Sub-Advisor") to the International Growth Fund. See "The Advisor" and "The Sub-Advisor."

     Who is the Administrator? SEI Fund Resources serves as the administrator (the "Administrator") of the Trust. See "The Administrator."

     Who is the Transfer Agent? State Street Bank and Trust Company acts as transfer agent (the "Transfer Agent") for the Trust.

     Who is the Shareholder Servicing and Dividend Disbursing Agent? Boston Financial Data Services is the Trust's dividend disbursing agent and shareholder servicing agent. See "The Shareholder Servicing Agent."

     Who is the Distributor? SEI Financial Services Company acts as distributor (the "Distributor") of the Trust's shares. The Trust has adopted distribution plans (the "Plans") on behalf of the Class A Shares and Class B Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). See "The Distributor."

     How do I Purchase and Redeem Shares? Shares may be purchased and redeemed directly from the Trust's Distributor or through an investment professional of a securities broker or other financial institution, such as Summit Bank, that has entered into a selling agreement with the Trust or the Distributor.

     The Money Market Funds: A purchase order for a Money Market Fund will be effective as of the "Business Day" received by the Distributor if the Distributor receives the order and payment in federal funds before 12:00 noon, Eastern time, on such Business Day. A "Business Day" for a Money Market Fund is any day on which both the New York Stock Exchange is open for trading and the Federal Reserve Bank is open. A redemption order for a Money Market Fund will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives the order before

12:00 noon, Eastern time, on such Business Day and the proceeds are to be sent in federal funds. See "Purchase and Redemption of Shares."

     The Non-Money Market Funds: Purchases and redemptions of Non-Money Market Fund shares may be made through the Distributor on any "Business Day." A "Business Day" for a Non-Money Market Fund is any day that the New York Stock Exchange is open for trading. A purchase order will be effective as of the Business Day received by the Distributor if the Distributor receives the order and payment before 4:00 p.m., Eastern time. The purchase price of Class A Shares of a Non-Money Market Fund is the net asset value next determined after the purchase order is effective plus any applicable sales load. The purchase price of Class B Shares is the net asset value next determined after the purchase order is effective. Redemption orders must be placed prior to 4:00 p.m., Eastern time, on any Business Day for the order to be effective that day. All redemption orders are effected at the net asset value per share next determined after receipt of a valid request for redemption, reduced by any applicable contingent deferred sales charge, for Class B Shares, and for certain Class A Shares that were purchased without an initial sales load. See "Purchase and Redemption of Shares."

     All Funds: The U. S. Treasury Securities Money Market, Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds each offer only Class A Shares to the general public. Each of the other Funds offers two classes of shares to the general public: Class A Shares and Class B Shares.

     Class A Shares of the Equity Funds are offered at net asset value per share plus a maximum initial sales charge of 5.50%; Class A Shares of the Fixed Income Fund are offered at net asset value per share plus a maximum initial sales charge of 4.25%; and Class A Shares of the New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds are offered at net asset value per share plus a maximum initial sales charge of 3.00%. Class A Shares of the Money Market Funds are offered without a sales charge. Certain Class A Share purchases are subject to reduced or waived sales charges and certain Class A Share redemptions may be subject to a 1.00% contingent deferred sales charge.

     Class B Shares of the Funds are offered at net asset value per share and are subject to a maximum contingent deferred sales charge of 5.50% of redemption proceeds during the first year, declining each year thereafter to 0% after the sixth year. Class B Shares of the Funds pay annual distribution and service fees of 1.00% of their average daily net assets. Only participants in the Systematic Exchange Program may purchase Class B Shares of the Prime Obligation Money Market Fund directly.

     How are Dividends Paid?

     The Money Market Funds: The net investment income (exclusive of capital gains) of each Money Market Fund is determined and declared on each Business Day as a dividend for Shareholders as of the close of business on that day.

     The Fixed Income Funds: Each Fixed Income Fund declares dividends of substantially all of its net investment income (exclusive of capital gains) daily and distributes such dividends on or about the first Business Day of the following month.

     The Equity and Balanced Funds: Substantially all of the net investment income (exclusive of capital gains) of the Equity Growth, Equity Value, Equity Income and Balanced Funds is declared and distributed quarterly in the form of dividends to Shareholders on the next to last Business Day of each quarter. With respect to the International Growth Fund, dividends are declared and distributed annually.

     All Funds: Any capital gains will be distributed at least annually. Dividends are paid in additional shares unless the Shareholder elects to take the payment in cash. See "Dividends."

                                 EXPENSE SUMMARY

                               Money Market Funds
                                 Class A Shares

SHAREHOLDER TRANSACTION EXPENSES                                         Class A
--------------------------------                                         -------
Maximum Sales Load Imposed on Purchases                                  None
  (as a percentage of offering price)

Maximum Sales Load Imposed on Reinvested Dividends                       None
  (as a percentage of offering price)

Maximum Contingent Deferred Sales Charge                                 None
  (as a percentage of original purchase price or redemption proceeds, as applicable)

Wire Redemption Fee                                                      $10

Exchange Fee                                                             None

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)

                                                  Prime      U.S. Treasury
                                               Obligation     Securities      Tax-Exempt
                                              Money Market   Money Market    Money Market
                                                  Fund           Fund            Fund
-----------------------------------------------------------------------------------------
Advisory Fees (after fee waivers)(1), (2)         .33%           .35%            .32%
-----------------------------------------------------------------------------------------
12b-1 Fees                                        .25%           .25%            .25%
-----------------------------------------------------------------------------------------
Other Expenses                                    .32%           .30%            .33%
-----------------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers)(2)   .90%           .90%            .90%
-----------------------------------------------------------------------------------------

(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit Total Operating Expenses of Class A Shares of each Money Market Fund to not more than .90% of average daily net assets of that Fund. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion.
(2) Absent a fee waiver for the Prime Obligation Money Market Fund and Tax-Exempt Money Market Fund, the Advisory Fee would be .35% and .35%, respectively, and Total Operating Expenses would be .92% and .93%, respectively, of such Fund's average daily net assets.

Example - Class A Shares

An investor in a Money Market Fund would pay the following expenses on a $1,000 investment assuming: (1) a 5% annual return; and (2) redemption at the end of each time period:

Class A Shares                 1 yr.   3 yrs. 5 yrs. 10 yrs.

Each Money Market Fund          $9      $29    $50    $111

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Class A Shares of the Money Market Funds. Financial institutions may impose fees on their customers in addition to those shown above. Additional information may be found under "The Advisor," "The Administrator," "The Shareholder Servicing Agent" and "The Distributor."

                                 EXPENSE SUMMARY

                       Prime Obligation Money Market Fund

                                 Class B Shares

SHAREHOLDER TRANSACTION EXPENSES                                         Class B
--------------------------------                                         -------
Maximum Sales Load Imposed on Purchases                                  None
  (as a percentage of offering price)

Maximum Sales Load Imposed on Reinvested Dividends                       None
  (as a percentage of offering price)

Maximum Contingent Deferred Sales Charge                                 5.50%*
  (as a percentage of original purchase price or redemption proceeds, as applicable)

Wire Redemption Fee                                                      $10

Exchange Fee                                                             None

* Class B Shares of the Fund may only be obtained through exchange or through purchases by participants in the Systematic Exchange Program.

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)
                                                                        Prime
                                                                     Obligation
                                                                    Money Market
                                                                        Fund

                                                                     Class B
-----------------------------------------------------------------------------
Advisory Fees (after fee waivers)(1), (2)......................          .33%
12b-1/Shareholder Servicing Fees...............................         1.00%
Other Expenses.................................................          .32%
-----------------------------------------------------------------------------
Total Operating Expenses (after fee waivers)(2)................         1.65%


(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit Total Operating Expenses of Class B Shares of the Prime Obligation Money Market Fund to not more than 1.65% of average daily net assets of the Fund. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion.
(2) Absent a fee waiver, the Advisory Fee would be .35% and Total Operating Expenses for Class B Shares would be 1.67% of the Fund's average daily net assets.

Example - Class A Shares

An investor in a Money Market Fund would pay the following expenses on a $1,000 investment assuming: (1) a 5% annual return; and (2) redemption at the end of each time period:

Class A Shares                 1 yr.   3 yrs. 5 yrs. 10 yrs.

Each Money Market Fund          $9      $29    $50    $111

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE PURPOSE OF THE EXPENSE TABLE AND EXAMPLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY INVESTORS IN THE CLASS A SHARES OF THE MONEY MARKET FUNDS. Financial institutions may impose fees on their customers in addition to those described above. Additional information may be found under "The Advisor," "The Administrator," "The Shareholder Servicing Agent" and "The Distributor."

Example - Class B Shares

An investor in the Prime Obligation Money Market Fund would pay the following expenses on a $1,000 investment assuming: (1) imposition of the maximum sales charge; (2) a 5% annual return; and (3) redemption at the end of each time period:

--------------------------------------------------------------------------------------------------
Prime Obligation Money Market Fund                               1 yr.   3 yrs.   5 yrs.   10 yrs.
--------------------------------------------------------------------------------------------------
  Class B Shares
--------------------------------------------------------------------------------------------------
     Assuming a complete redemption at end of period.........     $72     $92     $110      $157
--------------------------------------------------------------------------------------------------
     Assuming no redemption..................................     $17     $52     $ 90      $157
--------------------------------------------------------------------------------------------------

The example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Class B Shares of the Prime Obligation Money Market Fund. Financial institutions may impose fees on their customers in addition to those described above. Additional information may be found under "The Advisor," "The Administrator," "The Shareholder Servicing Agent" and "The Distributor."

                                 EXPENSE SUMMARY

                               Fixed Income Funds
                                 Class A Shares

-------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION                                               New Jersey         Pennsylvania
EXPENSES                                              Fixed            Municipal           Municipal
                                                   Income Fund      Securities Fund     Securities Fund
-------------------------------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases*           4.25%            3.00%               3.00%
  (as a percentage of offering price)
-------------------------------------------------------------------------------------------------------
Maximum Sales Load Imposed on Reinvested           None             None                None
Dividends
  (as a percentage of offering price)
-------------------------------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge           None             None                None
(as a percentage of original purchase price or
redemption proceeds, as applicable)
-------------------------------------------------------------------------------------------------------
Wire Redemption Fee                                $10              $10                 $10
-------------------------------------------------------------------------------------------------------
Exchange Fee                                       None             None                None
-------------------------------------------------------------------------------------------------------

* The percentage shown is the maximum initial sales load. Certain purchases may be subject to a reduced sales load. Purchases of $1,000,000 or more are at net asset value and are subject to a contingent deferred sales charge of 1.00% of the shares redeemed prior to 12 months from the date such shares were purchased.

ANNUAL OPERATING EXPENSES -- Class A Shares
(As a percentage of average net assets)

                                                                        New Jersey         Pennsylvania
                                                    Fixed Income         Municipal           Municipal
                                                        Fund          Securities Fund     Securities Fund
---------------------------------------------------------------------------------------------------------
Advisory Fees (after fee
   waivers)(1), (2), (3)........................        .48%               .46%                .11%
12b-1 Fees......................................        .25%               .25%                .25%
Other Expenses (2)..............................        .32%               .34%                .69%
---------------------------------------------------------------------------------------------------------
Total Operating Expenses (after
   fee waivers) (2), (3)........................       1.05%              1.05%               1.05%
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit Total Operating Expenses of Class A Shares of each Fixed Income Fund to not more than 1.05% of average daily net assets. The Advisor reserves the right to terminate its fee waivers at any time in its sole discretion.

(2) Advisory Fees, Other Expenses and Total Operating Expenses for the New Jersey Municipal Securities and Pennsylvania Municipal Funds have been restated to reflect current expenses.

(3) Absent fee waivers, Advisory Fees for each Fixed Income Fund would be .60%, and Total Operating Expenses would be as follows: Fixed Income Fund 1.17%, New Jersey Municipal Securities Fund 1.19%, and Pennsylvania

     Municipal Securities Fund 1.54%. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."

Example -- Class A Shares

An investor would pay the following expenses on a $1,000 investment in a Fund assuming: (1) imposition of the maximum sales load; (2) a 5% annual return; and
(3) redemption at the end of each time period:

--------------------------------------------------------------------------------
                                               1 yr.   3 yrs.   5 yrs.   10 yrs.
--------------------------------------------------------------------------------
Fixed Income Fund                               $53     $74      $98      $165
--------------------------------------------------------------------------------
New Jersey Municipal Securities Fund            $40     $62      $86      $154
--------------------------------------------------------------------------------
Pennsylvania Municipal Securities Fund          $40     $62      $86      $154
--------------------------------------------------------------------------------

The example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Class A Shares of the Fixed Income Funds. Financial institutions may impose fees on their customers in addition to those described above. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."

The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for a waiver or reduction of sales charges. See "Purchase and Redemption of Shares."

Long-term Shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules (the "Conduct Rules") of the National Association of Securities Dealers, Inc. (the "NASD"). The Trust intends to operate the Class A distribution plan in accordance with its terms and with the Conduct Rules of the NASD concerning sales charges.

                                 EXPENSE SUMMARY

                                Fixed Income Fund
                                 Class B Shares

--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES                                    Fixed Income
                                                                        Fund
--------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases                              None
  (as a percentage of offering price)
--------------------------------------------------------------------------------
Maximum Sales Load Imposed on Reinvested                             None
Dividends
  (as a percentage of offering price)
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge  (as a                      5.50%
percentage of original purchase price or redemption
proceeds, as applicable)
--------------------------------------------------------------------------------
Wire Redemption Fee                                                  $10
--------------------------------------------------------------------------------
Exchange Fee                                                         None
--------------------------------------------------------------------------------

ANNUAL OPERATING EXPENSES -- Class B Shares
(As a percentage of average net assets)

                                                                    Fixed Income
                                                                        Fund
--------------------------------------------------------------------------------
Advisory Fees (after fee
   waivers)(1), (2)............................................         .48%
12b-1/Shareholder Servicing Fees...............................        1.00%
Other Expenses.................................................         .32%
--------------------------------------------------------------------------------
Total Operating Expenses (after
   fee waivers)(2).............................................        1.80%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit Total Operating Expenses of Class B Shares of the Fixed Income Fund to not more than 1.80% of average daily net assets. The Advisor reserves the right to terminate its fee waivers at any time in its sole discretion.
(2) Absent fee waivers, Advisory Fees for the Fixed Income Fund would be .60% and Total Operating Expenses would be 1.92%. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."

Example -- Class B Shares

An investor would pay the following expenses on a $1,000 investment in the Fund assuming: (1) imposition of the maximum applicable sales load; (2) a 5% annual return; and (3) redemption at the end of each time period as indicated:

Fixed Income Fund                                   1 yr.   3 yrs.   5 yrs.   10 yrs.
-------------------------------------------------------------------------------------
  Assuming a complete redemption at end of period    $ 73    $ 97     $ 117     $ 174
-------------------------------------------------------------------------------------
  Assuming no redemptions                            $ 18    $ 57     $ 97      $ 174
-------------------------------------------------------------------------------------

The example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Class B Shares of the Fixed Income Fund. Financial institutions may impose fees on their customers in addition to those described above. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."

The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, sales charges are reduced for longer-term investors. See "Purchase and Redemption of Shares."

Long-term Shareholders may pay more than the equivalent of the maximum sales charges otherwise permitted by the Conduct Rules of the NASD. The Trust intends to operate the Class B distribution plan in accordance with its terms and the Conduct Rules of the NASD concerning sales charges.

                                 EXPENSE SUMMARY

                            Equity and Balanced Funds
                                 Class A Shares

---------------------------------------------------------------------------------------------
SHAREHOLDER                               Equity   Equity   Equity              International
TRANSACTION EXPENSES                      Growth    Value   Income   Balanced      Growth
                                           Fund     Fund     Fund      Fund         Fund
---------------------------------------------------------------------------------------------
Maximum Sales Load Imposed on             5.50%    5.50%    5.50%    5.50%      5.50%
Purchases*
  (as a percentage of offering price)
---------------------------------------------------------------------------------------------
Maximum Sales Load Imposed on             None     None     None     None       None
Reinvested Dividends
  (as a percentage of offering price)
---------------------------------------------------------------------------------------------
Maximum Contingent Deferred               None     None     None     None       None
Sales Charge  (as a percentage of
original purchase price or redemption
proceeds, as applicable)
---------------------------------------------------------------------------------------------
Wire Redemption Fee                       $10      $10      $10      $10        $10
---------------------------------------------------------------------------------------------
Exchange Fee                              None     None     None     None       None
---------------------------------------------------------------------------------------------

* The percentage shown is the maximum initial sales load. In certain circumstances, shareholders may receive sales load waivers or reductions. Purchases of $1,000,000 or more are at net asset value and are subject to a contingent deferred sales charge of 1.00% of the shares redeemed prior to 12 months from the date such shares were purchased.

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)

-------------------------------------------------------------------------------------------------------
                                                    Equity   Equity   Equity              International
                                                    Growth    Value   Income   Balanced      Growth
                                                     Fund     Fund     Fund      Fund         Fund
-------------------------------------------------------------------------------------------------------
Advisory Fees (after fee waivers)(1), (3)            .50%      .47%     .46%     .44%          .77%
12b-1 Fees                                           .25%      .25%     .25%     .25%          .25%
Other Expenses(2)                                    .30%      .33%     .34%     .36%          .73%
-------------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers)(3)     1.05%     1.05%    1.05%    1.05%         1.75%
=======================================================================================================

(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit Total Operating Expenses of Class A Shares of the Equity Growth, Equity Value, Equity Income and Balanced Funds to not more than 1.05% of average daily net assets; and the Advisor and Sub-Advisor have voluntarily agreed to waive a portion of their fees in an amount that operates to limit Total Operating Expenses of Class A Shares of the International Growth Fund to not more than 1.75% of average daily net assets. The Advisor and Sub-Advisor each reserve the right to terminate their fee waivers at any time in their sole discretion.

(2) Other Expenses for the Equity Growth Fund are based on estimated amounts for the current fiscal year.

(3) Absent fee waivers for the Equity Growth, Equity Value, Equity Income, Balanced and International Growth Funds, Advisory Fees would be .75% for the Equity Growth, Equity Value, Equity Income and Balanced Funds and 1.00% for the International Growth Fund, and Total

     Operating Expenses would be 1.30%, 1.33%, 1.34%, 1.36% and 1.98%, respectively, of such Fund's average daily net assets. Additional information may be found under "The Advisor," "The Sub-Advisor," "The Administrator" and "The Distributor."

Example
--------------------------------------------------------------------------------
                                                    1yr.   3yrs.   5yrs.  10yrs.
--------------------------------------------------------------------------------
An investor in a Fund would pay the following expenses on a $1,000 investment assuming: (1)
  imposition of the maximum sales load; (2) a 5% annual return; and (3) redemption at the end of each time period:

   Equity Growth Fund*                              $ 65    $ 87     N/A     N/A

   Equity Value, Equity Income and Balanced Funds   $ 65    $ 87    $110    $176

   International Growth Fund                        $ 72    $107    $145    $250
================================================================================

* Because the Equity Growth Fund has recently commenced operations, expenses have not been estimated for periods beyond the three year period shown.

The example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Equity and Balanced Funds. Financial institutions may impose fees on their customers in addition to those described above. Additional information may be found under "The Advisor," "The Sub-Advisor," "The Administrator" and "The Distributor."

The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for a waiver or reduction of sales charges. See "Purchase and Redemption of Shares."

Long-term Shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Conduct Rules of the NASD. The Trust intends to operate the Class A distribution plan in accordance with its terms and the Conduct Rules of the NASD concerning sales charges.

                                 EXPENSE SUMMARY

                            Equity and Balanced Funds
                                 Class B Shares

---------------------------------------------------------------------------------------------
SHAREHOLDER                               Equity   Equity   Equity              International
TRANSACTION EXPENSES                      Growth    Value   Income   Balanced      Growth
                                           Fund     Fund     Fund      Fund         Fund
---------------------------------------------------------------------------------------------
Maximum Sales Load Imposed on             None     None     None     None            None
Purchases
  (as a percentage of offering price)
---------------------------------------------------------------------------------------------
Maximum Sales Load Imposed on             None     None     None     None            None
Reinvested Dividends
  (as a percentage of offering price)
---------------------------------------------------------------------------------------------
Maximum Contingent Deferred               5.50%    5.50%    5.50%    5.50%           5.50%
Sales Charge  (as a percentage of
original purchase price or redemption
proceeds, as applicable)
---------------------------------------------------------------------------------------------
Wire Redemption Fee                       $10      $10      $10      $10             $10
---------------------------------------------------------------------------------------------
Exchange Fee                              None     None     None     None            None
---------------------------------------------------------------------------------------------

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)

                                                 Equity    Equity    Equity              International
                                                 Growth    Value     Income    Balanced  Growth
                                                 Fund      Fund      Fund      Fund      Fund
------------------------------------------------------------------------------------------------------
Advisory Fees (after fee waivers)(1), (3)         .50%      .47%      .46%      .44%      .77%
12b-1/Shareholder Servicing Fees                 1.00%     1.00%     1.00%     1.00%     1.00%
Other Expenses(2)                                 .30%      .33%      .34%      .36%      .73%
------------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers)(3)  1.80%     1.80%     1.80%     1.80%     2.50%
======================================================================================================

(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit Total Operating Expenses of Class B Shares of the Equity Growth, Equity Value, Equity Income and Balanced Funds to not more than 1.80% of average daily net assets; and the Advisor and Sub-Advisor have voluntarily agreed to waive a portion of their fees in an amount that operates to limit Total Operating Expenses of Class B Shares of the International Growth Fund to not more than 2.50% of average daily net assets. The Advisor and Sub-Advisor each reserve the right to terminate their fee waivers at any time in their sole discretion.

(2) Other Expenses for the Equity Growth Fund are based on estimated amounts for the current fiscal year.

(3) Absent fee waivers for the Equity Growth, Equity Value, Equity Income, Balanced and International Growth Funds, Advisory Fees would be .75% for the Equity Growth, Equity Value, Equity Income and Balanced Funds and 1.00% for the International Growth Fund, and Total Operating Expenses would be 2.05%, 2.08%, 2.09%, 2.11%, and 2.73%, respectively, of such
     Fund's average daily net assets. Additional information may be found under "The Advisor," "The Sub-Advisor," "The Administrator" and "The Distributor."

Example -- Class B Shares

An investor would pay the following expenses on a $1,000 investment in a Fund assuming: (1) imposition of the maximum sales charge; (2) a 5% annual return; and (3) redemption at the end of each time period:

Equity Growth Fund                                     1 yr.   3 yrs.   5 yrs.   10 yrs.
----------------------------------------------------------------------------------------
  Assuming a complete redemption at end of period      $73     $ 97       *        *
---------------------------------------------------------------------------------------
  Assuming no redemptions                              $18     $ 57       *        *
---------------------------------------------------------------------------------------
Equity Value Fund
---------------------------------------------------------------------------------------
  Assuming a complete redemption at end of period      $73     $ 97     $117     $174
---------------------------------------------------------------------------------------
  Assuming no redemptions                              $18     $ 57     $ 97     $174
---------------------------------------------------------------------------------------
Equity Income Fund
---------------------------------------------------------------------------------------
  Assuming a complete redemption at end of period      $73     $ 97     $117     $174
---------------------------------------------------------------------------------------
  Assuming no redemptions                              $18     $ 57     $ 97     $174
---------------------------------------------------------------------------------------
Balanced Fund
---------------------------------------------------------------------------------------
  Assuming a complete redemption at end of period      $73     $ 97     $117     $174
---------------------------------------------------------------------------------------
  Assuming no redemptions                              $18     $ 57     $ 97     $174
---------------------------------------------------------------------------------------
International Growth Fund
---------------------------------------------------------------------------------------
  Assuming a complete redemption at end of period      $80     $118     $153     $251
---------------------------------------------------------------------------------------
  Assuming no redemptions                              $25     $ 78     $133     $251
---------------------------------------------------------------------------------------

* Because the Equity Growth Fund has recently commenced operations, the expenses have not been estimated for periods beyond the three year period shown.

The example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Class B Shares of the Equity and Balanced Funds. Financial institutions may impose fees on their customers in addition to those described above. Additional information may be found under "The Advisor," "The Sub-Advisor," "The Administrator" and "The Distributor."

The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, sales charges are reduced for longer-term investors. See "Purchase and Redemption of Shares."

Long-term Shareholders may pay more than the equivalent of the maximum sales charges otherwise permitted by the Conduct Rules of the NASD. The Trust intends to operate the Class B distribution plan in accordance with its terms and the Conduct Rules of the NASD concerning sales charges.

FINANCIAL HIGHLIGHTS

                                The Pillar Funds

The following information has been audited by Arthur Andersen LLP, the Trust's independent public accountants, as indicated in their report dated February 14, 1997 on the Trust's financial statements as of December 31, 1996, which is incorporated by reference into the Trust's Statement of Additional Information under "Financial Information." Additional performance information is contained in the Trust's 1996 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-932-7782. Because the Trust's Class B Shares had not been introduced as of December 31, 1996, no financial highlights are presented for the Class B Shares of the Funds. Also, because the Equity Growth Fund had not commenced operations as of December 31, 1996, no financial highlights are presented for this Fund. These tables should be read in conjunction with the Trust's financial statements and notes thereto.


                                                     Distri-
                     Net                Realized     butions                                                 Ratio of
                   Asset                  and        from      Distri-    Net                   Net          Expenses    Ratio of
                   Value         Net   Unrealized    Net       butions    Asset                 Assets       to          Income to
                  Begin-     Invest-    Gains or     Invest-   from       Value       Total     End of       Average     Average
                 ning of        ment   Losses on     ment      Capital    End of      Return    Period       Net         Net
                  Period      Income   Securities    Income    Gains      Period      (+)       (000)        Assets      Assets
-----------------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATION MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
1996               $1.00       $0.04       --       $ (0.04)       --     $  1.00       4.58%   $11,347       0.90%      4.48%
1995                1.00        0.05       --         (0.05)       --        1.00       5.14      6,925       0.90       5.01
1994                1.00        0.03       --         (0.03)       --        1.00       3.40      3,281       0.87       3.89
1993                1.00        0.02       --         (0.02)       --        1.00       2.40        377       0.89       2.38
1992(1)             1.00        0.02       --         (0.02)       --        1.00       2.60*       243       0.89       2.43
-----------------------------------------------------------------------------------------------------------------------------------
U. S. TREASURY SECURITIES MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
1996               $1.00       $0.04       --       $ (0.04)       --     $  1.00       4.27%   $ 3,503       0.90%      4.19
1995                1.00        0.05       --         (0.05)       --        1.00       4.80      3,532       0.90       4.66
1994                1.00        0.03       --         (0.03)       --        1.00       3.17        633       0.87       3.07
1993                1.00        0.02       --         (0.02)       --        1.00       2.21        834       0.89       2.17
1992(1)             1.00        0.02       --         (0.02)       --        1.00       2.56*       436       0.90       2.27
-----------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
1996               $1.00       $0.03       --       $ (0.03)       --     $  1.00       2.70%   $ 3,852       0.90%      2.65%
1995                1.00        0.03       --         (0.03)       --        1.00       3.17      5,238       0.90       3.14
1994                1.00        0.02       --         (0.02)       --        1.00       2.02      2,790       0.90       1.97
1993                1.00        0.02       --         (0.02)       --        1.00       1.74      3,866       0.90       1.72
1992(2)             1.00        0.02       --         (0.02)       --        1.00       2.17*     2,273       0.90       2.07
-----------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
1996              $10.48       $0.55    $(0.28)     $ (0.55)       --     $ 10.20       2.68%   $ 4,830       1.05%      5.35%
1995                9.44        0.56      1.04        (0.56)       --       10.48      17.36      5,844       1.05       5.58
1994               10.68        0.56     (1.18)       (0.56)   $ (0.06)      9.44      (5.90)     5,525       1.05       5.65
1993               10.38        0.58      0.52        (0.58)     (0.22)     10.68      10.76      6,519       1.05       5.24
1992(1)            10.00        0.47      0.44        (0.47)     (0.06)     10.38      11.39*     1,214       1.05       5.93
-----------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL SECURITIES FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
1996              $10.79       $0.41    $(0.09)     $ (0.41)       --     $ 10.70       3.08%   $20,247       0.92%      3.38%
1995                9.93        0.44      0.86        (0.44)       --       10.79      13.30     25,954       0.66       4.18
1994               10.85        0.45     (0.92)       (0.45)       --        9.93      (4.35)    21,195       0.52       4.40
1993               10.29        0.46      0.56        (0.46)       --       10.85      10.09     22,061       0.45       4.34
1992(2)            10.00        0.29      0.29        (0.29)       --       10.29       8.29*     5,424       0.62       4.44
-----------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL SECURITIES FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
1996              $10.22       $0.42    $(0.05)     $ (0.42)       --      $10.17       3.74%   $   344       0.94%      4.19%
1995                9.55        0.38      0.67        (0.38)       --       10.22      11.15        269       1.05       3.80
1994               10.17        0.33     (0.62)       (0.33)       --        9.55      (2.83)       336       1.05       3.42
1993(3)             9.98        0.20      0.19        (0.20)       --       10.17       6.28*       289       1.05       3.24
-----------------------------------------------------------------------------------------------------------------------------------


                 Ratio of     Ratio of
                 Expenses     Net
                 to           Income to
                 Average      Average      Port-
                 Net          Net          folio   Average
                 Assets       Assets       Turn-   Commis-
                 (Excluding   (Excluding   over     sion
                 Waivers)     Waivers)     Rate    Rate++
----------------------------------------------------------
PRIME OBLIGATION MONEY MARKET FUND
----------------------------------------------------------
CLASS A
1996             0.92%        4.46%         --        --
1995             0.91         5.00          --        --
1994             0.87         3.89          --        --
1993             0.89         2.38          --        --
1992(1)          1.01         2.31          --        --
----------------------------------------------------------
U. S. TREASURY SECURITIES MONEY MARKET FUND
----------------------------------------------------------
CLASS A
1996             0.90%        4.19%         --        --
1995             0.90         4.66          --        --
1994             0.87         3.07          --        --
1993             0.89         2.17          --        --
1992(1)          0.95         2.22          --        --
----------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------------------------------------
CLASS A
1996             0.93%        2.62%         --        --
1995             0.96         3.08          --        --
1994             0.92         1.95          --        --
1993             0.94         1.68          --        --
1992(2)          1.04         1.93          --        --
----------------------------------------------------------
FIXED INCOME FUND
----------------------------------------------------------
CLASS A
1996             1.17%        5.23%        40.56%     --
1995             1.16         5.47         35.49      --
1994             1.15         5.55         15.24      --
1993             1.13         5.16         49.49      --
1992(1)          1.20         5.78         23.86      --
----------------------------------------------------------
NEW JERSEY MUNICIPAL SECURITIES FUND
----------------------------------------------------------
CLASS A
1996             1.18%        3.62%        13.93%     --
1995             1.18         3.66          2.83      --
1994             1.18         3.74         16.81      --
1993             1.23         3.54         23.83      --
1992(2)          1.39         3.67          2.23      --
----------------------------------------------------------
PENNSYLVANIA MUNICIPAL SECURITIES FUND
----------------------------------------------------------
CLASS A
1996             1.74%        3.39%        25.88%     n/a
1995             1.55         3.30         36.92      n/a
1994             1.92         2.55         38.20      n/a
1993(3)          1.48         2.81         16.51      n/a
----------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
EQUITY VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
1996              $12.83       $0.19    $ 2.51      $ (0.18)   $ (2.00)   $ 13.35      21.15%    $10,000      1.05%      1.42%
1995               10.21        0.21      3.47        (0.22)     (0.84)     12.83      36.35       7,644      1.05       1.83
1994               11.12        0.18     (0.83)       (0.18)     (0.08)     10.21      (5.83)      3,031      1.05       1.67
1993               10.66        0.16      0.46        (0.16)       --       11.12       5.85       2,741      1.05       1.51
1992(1)            10.00        0.09      0.67        (0.10)       --       10.66      10.35*      1,562      1.05       1.64
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
1996              $13.08       $0.31    $ 2.34      $ (0.29)   $ (2.09)   $ 13.35      20.70%    $12,444      1.05%      2.30%
1995               10.27        0.28      3.29        (0.28)     (0.48)     13.08      35.21       9,612      1.05       2.36
1994               11.17        0.29     (0.80)       (0.29)     (0.10)     10.27      (4.56)      5,657      1.05       2.71
1993               10.73        0.28      0.78        (0.27)     (0.35)     11.17       9.94       4,421      1.05       2.42
1992(1)            10.00        0.15      0.77        (0.19)       --       10.73      12.43*        585      1.05       2.54
-----------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
1996              $12.07       $0.43    $ 1.17      $ (0.44)   $ (1.83)   $ 11.40      13.39%    $ 9,095      1.05%      3.43%
1995                9.92        0.42      2.28        (0.42)     (0.13)     12.07      27.53       8,452      1.05       3.64
1994               10.79        0.35     (0.87)       (0.35)       --        9.92      (4.87)      6,737      1.05       3.39
1993               10.36        0.37      0.37        (0.36)       --       10.79       7.62       8,122      1.05       3.47
1992(1)            10.00        0.20      0.40        (0.24)       --       10.36       8.15*      2,990      1.05       3.59
-----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
1996              $10.73       $0.09    $ 1.06      $ (0.04)   $ (0.62)   $ 11.22      10.88%    $   788      1.75%      0.70%
1995(4)            10.00        0.01      0.75        (0.01)     (0.02)     10.73       7.64         621      1.75       0.45*


-----------------------------------------------------------
EQUITY VALUE FUND
-----------------------------------------------------------
CLASS A
1996              1.33%        1.14%        85.30%   $.0950
1995              1.32         1.56         61.88      n/a
1994              1.31         1.41         44.98      n/a
1993              1.30         1.26         89.91      n/a
1992(1)           1.36         1.33         45.68      n/a
-----------------------------------------------------------
EQUITY INCOME FUND
-----------------------------------------------------------
CLASS A
1996              1.34%        2.01%        85.47%   $.1095
1995              1.35         2.06         42.97      n/a
1994              1.33         2.43         37.76      n/a
1993              1.35         2.12         89.89      n/a
1992(1)           1.40         2.19         58.41      n/a
-----------------------------------------------------------
BALANCED FUND
-----------------------------------------------------------
CLASS A
1996              1.36%        3.12%        43.80%   $.1165
1995              1.36         3.33         41.63      n/a
1994              1.34         3.10         27.15      n/a
1993              1.38         3.14         63.03      n/a
1992(1)           1.45         3.19         82.76      n/a
-----------------------------------------------------------
INTERNATIONAL GROWTH FUND
-----------------------------------------------------------
CLASS A
1996              1.98%        0.47%        67.03%   $.0051
1995(4)           2.38*       (0.18)*       14.32      n/a

*    Annualized.

(+)  Total Return does not reflect sales loads on Class A Shares.

(++) Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for the fiscal years beginning after September 1, 1995.

(1) The Prime Obligation Money Market, U.S. Treasury Securities Money Market, Fixed Income, Equity Value, Equity Income and Balanced Funds commenced operations on April 1, 1992. Ratios for this period have been annualized.

(2) The Tax-Exempt Money Market Fund commenced operations on April 6, 1992. Ratios for this period have been annualized.

(3) The New Jersey Municipal Securities Fund commenced operations on May 4, 1992. Ratios for this period have been annualized.

(4) The Pennsylvania Municipal Securities Fund (Class A Shares) commenced operations on May 13, 1993. Ratios for this period have been annualized.

(5) The International Growth Fund (Class A Shares) commenced operations on May 4, 1995. Ratios for this period have been annualized.

THE TRUST

The Pillar Funds (the "Trust") is an open-end management investment company that consists of diversified and non-diversified portfolios. The Trust currently offers units of beneficial interest ("shares") in sixteen separate investment portfolios. The Trust offers shares of the portfolios in up to three separate classes of shares (Class A (formerly, Class B), Class B, and Class I (formerly, Class A)) which provide for variations in distribution costs, voting rights, sales loads, minimum investments, redemption fees, transfer agency fees and dividends. Except for these differences between classes, each share of each portfolio represents an undivided proportionate interest in that portfolio. This Prospectus relates to the Class A Shares of the Trust's Prime Obligation Money Market Fund, U.S. Treasury Securities Money Market Fund and Tax-Exempt Money Market Fund (the "Money Market Funds"); the Fixed Income, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds (the "Fixed Income Funds"); the Equity Growth, Equity Value, Equity Income and International Growth Funds (the "Equity Funds"); and the Balanced Fund (each, a "Fund," and collectively, the "Funds"); and Class B Shares of the Prime Obligation Money Market Fund, Fixed Income Fund, Equity Funds and Balanced Fund. Each of the Funds is a diversified mutual fund, except for the New Jersey Municipal Securities, Pennsylvania Municipal Securities and International Growth Funds, which are non-diversified mutual funds. Information regarding the Trust's other portfolios and the Class I Shares of the Trust's portfolios is contained in separate prospectuses that may be obtained from the Trust's Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456 or by calling 1-800-932-7782.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective and policies of each Fund are described below. For additional information regarding risks and permitted investments of the Funds, see "Risk Factors," "General Investment Policies" and "Description of Permitted Investments" in this Prospectus and "Description of Permitted Investments" and "Description of Ratings" in the Statement of Additional Information. There is no assurance that the investment objective of any Fund will be met.

The Money Market Funds

The investment objective of each Money Market Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. In addition, the Tax-Exempt Money Market Fund seeks to provide current income that is exempt from federal income tax.

Each Money Market Fund intends to comply with regulations of the Securities and Exchange Commission ("SEC") applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on investments by a Money Market Fund. Under these regulations, each Money Market

Fund will invest only in U.S. dollar denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and have a maturity of 397 days or less.

The Prime Obligation Money Market Fund

The Money Market Fund will invest in eligible securities consisting of: (i) commercial paper and short-term corporate obligations of U.S. issuers that satisfy the Fund's quality criteria; (ii) obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks, U.S. savings and loan institutions and U.S. and London branches of foreign banks, provided such institutions have total assets of $500 million or more as shown on their last published financial statements at the time of investment and are insured by the FDIC (the Fund may not invest more than 25% of its total assets in obligations issued by foreign branches of U.S. banks and London branches of foreign banks); (iii) bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal Bank Entry System ("U.S. Treasury Obligations"); (iv) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government ("U.S. Government Agencies"); and (v) repurchase agreements involving any such obligations. In addition, the Fund may also engage in securities lending.

The U.S. Treasury Securities Money Market Fund

The U.S. Treasury Securities Money Market Fund will invest exclusively in bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal Book Entry System ("U.S. Treasury Obligations"). The Fund may also engage in securities lending.

The Tax-Exempt Money Market Fund

The Tax-Exempt Money Market Fund will invest at least 80% of its total assets in obligations issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest of which, in the opinion of bond counsel for the issuer, is exempt from federal income tax (collectively, "Municipal Securities"). The Tax-Exempt Fund will primarily purchase municipal bonds, notes and tax-exempt commercial paper rated in one of the two highest short-term rating categories by a nationally recognized statistical rating organization (an "NRSRO") in accordance with SEC regulations at the time of investment or, if not rated, as determined by the Advisor to be of comparable quality.

The Tax-Exempt Fund may purchase municipal obligations with demand features including floating or variable rate obligations. In addition, the Fund may invest in commitments to purchase securities on a "when-issued" basis, and reserves the right to purchase securities subject to a standby commitment. The Advisor has discretion to invest up to a total of 20% of the Fund's assets in taxable money market instruments (including repurchase agreements) and securities subject to the federal alternative minimum tax. However, the Fund generally intends to be fully invested in securities exempt from federal income tax. The Fund may also engage in securities lending.

The Fixed Income Funds

The Fixed Income Fund

The investment objective of this Fund is to provide a high level of total return, primarily through current income and capital appreciation, consistent with preservation of capital. The Fund may not invest in certain securities that may earn a higher return but which are more volatile and riskier than the Fund's permitted investments.

At least 65% of the Fund's assets will be invested in (i) U.S. Treasury Obligations; (ii) U.S. Government Agencies; (iii) corporate debt obligations rated in one of the three highest rating categories by a nationally recognized statistical ratings organization (an "NRSRO") or determined by the Advisor to be of comparable quality at the time of investment; (iv) commercial paper rated in the highest short-term rating category by an NRSRO or determined by the Advisor to be of comparable quality at the time of investment; (v) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; (vi) securities of the government of Canada and its provincial and local governments; (vii) custodial receipts evidencing separately traded interest and principal component parts of U.S. Treasury Obligations;
(viii) obligations subject to federal income tax issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ("Taxable Municipal Securities"), which are rated A or higher by an NRSRO or determined by the Advisor to be of comparable quality; and (ix) repurchase agreements involving such securities. Of this amount, the Fund may, for temporary defensive purposes, invest up to 35% of its assets in commercial paper rated in one of the two highest short-term rating categories by an NRSRO or determined by the Advisor to be of comparable quality at the time of investment. Securities rated A are considered to be investment grade but could be more vulnerable to adverse developments than obligations with higher ratings. In addition, the Fund may invest in corporate bonds and debentures and commercial paper issued by foreign issuers.

The remaining 35% of the Fund's assets may be invested in (i) mortgage-backed securities consisting of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories by an NRSRO and which are backed solely by Government National Mortgage Association ("GNMA") certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) asset-backed securities secured by company receivables, truck and auto loans, leases and credit card receivables rated in one of the top two rating categories by an NRSRO.

The principal governmental issuers or guarantors of mortgage-backed securities are GNMA, the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the U.S. Government while obligations of FNMA and FHLMC are supported by the respective agency only. The Fund may purchase mortgage-backed securities that are backed or collateralized by fixed, adjustable or floating rate mortgages.

The Fund expects to maintain a dollar-weighted average portfolio maturity that will not exceed fifteen years. The Advisor may vary this maturity substantially in anticipation of a change in the interest rate environment.

The New Jersey Municipal Securities Fund

The investment objective of this Fund is to provide current income exempt from both federal and New Jersey income taxes, consistent with preservation of capital.

The New Jersey Municipal Securities Fund will invest at least 80% of its net assets in municipal securities, which are obligations issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest of which, in the opinion of bond counsel for the issuer, is exempt from federal income tax (collectively, "Municipal Securities"). Under normal circumstances, except when acceptable securities are unavailable as determined by the Advisor, at least 65% of the Fund's assets will be invested in municipal securities, the interest of which, in the opinion of bond counsel for the issuer, is exempt from the New Jersey gross income tax ("New Jersey Municipal Securities"). The Fund will primarily purchase (i) municipal bonds rated in one of the three highest rating categories by an NRSRO; (ii) municipal notes rated in one of the two highest rating categories by an NRSRO; (iii) commercial paper rated in one of the two highest short-term rating categories by an NRSRO; (iv) any of the foregoing determined by the Advisor to be of comparable quality at the time of investment; or (v) securities of closed-end investment companies traded on a national securities exchange. Securities rated A are considered to be investment grade but could be more vulnerable to adverse developments than obligations with higher ratings.

The Fund expects to maintain a dollar-weighted average portfolio maturity of less than fifteen years.

The New Jersey Municipal Securities Fund reserves the right to engage in "put" transactions, although it has no present intention to do so. In addition, the Advisor has discretion to invest up to a total of 20% of the Fund's assets in taxable money market instruments (including repurchase agreements) and securities subject to the federal alternative minimum tax. However, the Fund generally intends to be as fully invested as possible in securities exempt from federal income tax and not subject to the federal alternative minimum tax.

The New Jersey Municipal Securities Fund is a non-diversified investment company. See "Risk Factors -- Non-Diversification" for a discussion of the additional risks of non-diversification.

The Pennsylvania Municipal Securities Fund

The investment objective of this Fund is to provide current income exempt from both federal and Pennsylvania income taxes, consistent with preservation of capital.

At least 80% of the Fund's assets will be invested in Municipal Securities. Under normal circumstances, except when acceptable securities are unavailable as determined by the Advisor, at least 65% of the Fund's assets will be invested in Municipal Securities, the interest of which, in the opinion of bond counsel for the issuer, is exempt from Pennsylvania income tax ("Pennsylvania Municipal Securities"). The Portfolio may invest up to 10% of its assets in securities the income tax from which is subject to the federal alternative minimum tax. Although permitted to do so, the Fund has no present intention to invest in repurchase agreements or purchase securities subject to the federal alternative minimum tax.

Municipal Securities that the Fund may purchase include (i) municipal bonds which are rated BBB or better by Standard & Poor's Ratings Group ("S&P") or Baa or better by Moody's Investor Service, Inc. ("Moody's") at the time of investment or, if not rated, determined by the Advisor to be of comparable quality; (ii) municipal notes which are rated at least SP-1 by S&P or MIG-1 or V-MIG-1 by Moody's at the time of investment or, if not rated, determined by the Advisor to be of comparable quality; and (iii) tax-exempt commercial paper rated at least A-1 by S&P or Prime-1 by Moody's at the time of investment or, if not rated, determined by the Advisor to be of comparable quality. Bonds rated BBB by S&P or Baa by Moody's have speculative characteristics.

The Fund may invest in commitments to purchase such securities on a "when issued" basis, and reserves the right to engage in "put" transactions. The Fund may also purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the long-term bond or commercial paper ratings stated above.

The Fund expects to maintain a dollar-weighted average portfolio maturity of less than fifteen years.

The Pennsylvania Municipal Securities Fund is a non-diversified investment company. See "Risk Factors -- Non-Diversification" for a discussion of the additional risks of non-diversification.

General Investment Policies -- Fixed Income Funds

For temporary defensive purposes when the Advisor determines that market conditions warrant, each Fixed Income Fund may invest up to 100% of its assets in the money market instruments described in the "Description of Permitted Investments" and may hold a portion of its assets in cash. To the extent a Fixed Income Fund is engaged in temporary defensive investing, the Fund will not be pursuing its investment objective.

Each of the Fixed Income Funds may invest in floating or variable rate obligations and may purchase securities on a when-issued basis. In addition, each Fund reserves the right to engage in securities lending but has no present intention to do so.

If, after purchase, the rating of a security held by a Fixed Income Fund drops below the prescribed investment quality, such security shall be sold at a time when, in the judgment of the Advisor, it is not in the Fund's interest to continue to hold such security.

Risk Factors--Fixed Income Funds

The market value of each Fixed Income Fund's fixed income investments will fluctuate in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect a Fund's net asset value.

Mortgage-backed securities are subject to prepayment of the underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying these securities can be expected to accelerate. When the mortgage-backed securities held by a Fixed Income Fund are prepaid, the Fund must reinvest the proceeds in securities, the yield on which reflects prevailing interest rates. Thus, mortgage-backed securities may not be an effective means of locking in long-term interest rates for a Fund.

Investments in securities of foreign issuers may subject the Fixed Income Fund to different risks than those attendant to investments in securities of U.S. issuers, such as differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, and political instability. There may also be less publicly available information with regard to foreign issuers than domestic issuers. In addition, foreign markets may be characterized by less liquidity, greater price volatility, less regulation and higher transaction costs than U.S. markets.

Additional Risk Factors For New Jersey Municipal Securities

New Jersey Municipal Securities are primarily issued by or on behalf of the State of New Jersey, its political subdivisions, agencies and instrumentalities. The concentration in obligations of New Jersey issuers by the New Jersey Municipal Securities Fund subjects the Fund to special investment risks. In particular, changes in economic conditions and governmental policies of the State of New

Jersey and its municipalities could adversely affect the value of the Fund and the securities held by it. For a further description of these risks, see "New Jersey Municipal Securities and Special Considerations Relating Thereto" in the Statement of Additional Information.

Additional Risk Factors For Pennsylvania Municipal Securities

Under normal conditions the Pennsylvania Municipal Securities Fund will be fully invested in obligations that produce interest income exempt from federal income tax and Pennsylvania state income tax. Accordingly, the Fund will have considerable investments in Pennsylvania Municipal Securities. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Pennsylvania obligations than a mutual fund which does not have as great a concentration in Pennsylvania Municipal Securities.

An investment in the Fund will be affected by the many factors that affect the financial condition of the Commonwealth of Pennsylvania. For example, financial difficulties of the Commonwealth, its counties, municipalities and school districts that hinder efforts to borrow and lower credit ratings are factors which may affect the Fund. See "Pennsylvania Municipal Securities and Special Considerations Relating Thereto" in the Statement of Additional Information.

The Equity and Balanced Funds

The Equity Growth Fund

The investment objective of the Fund is long-term growth of capital.

The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks that are convertible into common stocks and ADRs, EDRs, CDRs and GDRs. The Advisor will invest in companies that it expects will demonstrate greater long-term earnings growth than the average company included in the Standard & Poor's 500 Composite Index (the "S&P 500 Index"). This method of investing is based upon the premise that growth in a company's earnings will eventually translate into growth in the price of its stock.

To the extent that the Fund is not invested in equity securities, the Fund may invest in the following fixed income securities for cash management purposes: obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"); corporate bonds and debentures rated in one of the three highest rating categories by an NRSRO or determined by the Advisor to be of comparable quality at the time of purchase, except that as part of its investment strategy, the Fund may invest up to 5% of its total assets in lower rated bonds, commonly referred to as "junk bonds," rated B or higher by an NRSRO or determined to be of comparable quality by the Advisor; mortgage-backed securities consisting of CMOs and REMICs that are rated in one of the top two rating categories by an NRSRO and which are backed solely by

GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and asset-backed securities secured by company receivables, truck and auto loans, leases and credit card receivables that are rated in one of the top two rating categories by an NRSRO. The Fund may also employ certain hedging and risk management techniques, including the purchase and sale of exchange-listed and over-the-counter ("OTC") options, futures and options on futures involving equity and debt securities, aggregates of equity and debt securities and other financial indices. The Fund may write options and invest in futures only on a covered basis.

The Equity Value Fund

The investment objective of this Fund is growth of both capital and income.

The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs. The Advisor will purchase equity securities which, in the Advisor's opinion, are undervalued in the marketplace at the time of purchase.

The Equity Income Fund

The investment objective of this Fund is growth of capital consistent with an emphasis on current income.

The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs.

The Balanced Fund

The investment objective of this Fund is growth of capital consistent with current income.

The Fund seeks to achieve growth of capital and current income by investing in a balanced portfolio of equity securities, fixed income securities and money market securities. The actual blend will vary according to market and economic conditions. However, under normal market conditions, at least 25% of the Fund's total assets will be invested in fixed income securities. This investment policy may be changed by the Trust's Board of Trustees (the "Trustees") at any time; however, Shareholders will be notified of any such change in advance.

The Fund may invest in the following equity securities: common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs.

The Fund may invest in the following fixed income securities: U.S. Government Securities; corporate bonds and debentures rated in one of the three highest rating categories by an NRSRO or determined by the Advisor to be of comparable quality at the time of purchase; mortgage-backed securities consisting of CMOs and REMICs that are rated in one of the top two rating categories by an NRSRO and which are backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and asset-backed securities secured by company receivables, truck and auto loans, leases and credit card receivables which are rated in one of the top two rating categories by an NRSRO. Securities rated A are considered to be investment grade but could be more vulnerable to adverse developments than obligations with higher ratings.

The Fund may invest in the money market securities described in "Description of Permitted Investments."

The International Growth Fund

The investment objective of this Fund is long-term capital growth.

The Fund will normally invest at least 65% of its total assets in the following equity securities of non-U.S. issuers: common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs, EDRs, CDRs and GDRs ("Depositary Receipts"). The Fund will purchase equity securities, including Depositary Receipts, that are traded in the United States on registered exchanges or the over-the-counter market and securities traded on foreign exchanges. Furthermore, the Fund may purchase equity securities in a foreign or domestic issuer's public offerings, including an initial public offering (an "IPO"). The Fund may also invest up to 35% of its assets in foreign government debt securities and securities issued by supranational agencies when the Sub-Advisor believes that they are compatible with the Fund's investment objective. Such securities will be rated investment grade or better, i.e., rated in one of the four highest rating categories by an NRSRO or, if not rated, determined to be of comparable quality as determined by the Sub-Advisor. As part of its investment in foreign government debt securities, the Fund may invest up to 10% of its assets in such foreign government debt securities that are rated BB (or Ba) or B by an NRSRO, or, if not rated, determined to be of comparable quality as determined by the Sub-Advisor. In addition, the Fund may invest in money market instruments as defined in "General Investment Policies-Equity and Balanced Funds" below.

The Fund will invest in securities of issuers in at least three countries other than the United States. The Fund may invest in securities of issuers from countries that are considered to be lesser-developed countries by the international financial community, but that have securities markets meeting acceptable standards of liquidity, financial disclosure, government regulation and protection of foreign investors, as determined by the Sub-Advisor. Normally, no more than 25% of the Fund's assets will be invested in such securities. The Fund may also invest up to 10% of its assets in closed-end investment companies that invest in the securities of issuers in a single country or region

(commonly referred to as "country funds"). In addition, the Fund may invest in Brady Bonds. The Fund may invest in smaller, less well-established companies (i.e., companies with market capitalizations below $500 million) which may offer greater opportunities for capital appreciation than larger, better established companies. The Fund is non-diversified and may, therefore, concentrate its portfolio investments in a relatively small number of issuers.

The Fund may engage in currency transactions for hedging purposes. Currency transactions include forward currency contracts, exchange-listed and OTC currency futures contracts and options on futures contracts, exchange-listed and OTC options on currencies, and currency swaps. The Fund may also employ certain hedging, income enhancement and risk management techniques, including the purchase and sale of exchange-listed and OTC options, futures and options on futures involving equity and debt securities, aggregates of equity and debt securities, and other financial indices. The Fund may write options and invest in futures only on a covered basis.

In seeking to achieve its investment objective of long-term capital growth, the Fund's investments will be selected on the basis of fundamental analysis to identify those markets and securities that provide capital appreciation potential.

Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. In analyzing companies for investment, the Sub-Advisor looks for, among other things, above-average earnings growth, a strong balance sheet, attractive industry dynamics, strong competitive advantages, and positive relative value within the context of a security's primary trading market. In addition to fundamental analysis of companies and industries, the Sub-Advisor evaluates the economic and political environments of the countries in which the securities are traded.

General Investment Policies--Equity and Balanced Funds

For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, each Equity and Balanced Fund may invest up to 100% of its assets in the money market securities described in the "Description of Permitted Investments" and may hold cash for liquidity purposes. The money market securities the International Growth Fund may invest in may be denominated in foreign currencies or U.S. dollars and consist of short-term U.S. Government obligations, obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government and securities of foreign governments; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; short-term corporate securities rated in the highest short-term rating category by an NRSRO or determined by the Advisor or Sub-Advisor to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; Euro-currency instruments and securities; and repurchase agreements involving such securities. Furthermore, the International Growth Fund may hold cash in U.S. dollars, foreign currencies or multi-national currency units for liquidity purposes. To the extent an Equity or Balanced Fund is engaged in temporary defensive investing, the Fund will not be pursuing its investment objective.

Each of the Equity Value, Equity Income and Balanced Funds seeks to invest in equity securities that the Advisor believes are of high quality. In evaluating the quality of such securities, the Advisor places particular emphasis on the management history of the issuer and on ratio analyses which focus on prospective earnings, book value and anticipated growth rates.

Securities purchased by the Equity and Balanced Funds may involve floating or variable interest rates and may be acquired through a forward commitment or on a when-issued basis.

In addition, each Equity and Balanced Fund reserves the right to engage in securities lending. The Equity Growth, Equity Value, Equity Income and Balanced Funds will purchase equity securities, including ADRs, that are traded in the United States on registered exchanges or the over-the-counter market. However, each of these four Funds reserves the right to invest up to 25% of its assets in foreign equity securities denominated in foreign currency and traded on foreign markets, but has no intention to do so.

Risk Factors--Equity and Balanced Funds

Because each Equity and Balanced Fund invests in equity securities, its shares will fluctuate in value. The market value of the convertible securities purchased by each Equity and Balanced Fund may also be affected by changes in interest rates, the credit quality of the issuer and any call provisions. In addition, investments in smaller, less well-established companies may subject the International Growth Fund to certain special risks related to, for example, limited product lines, markets or financial resources and dependence on a small management group. Such securities may trade less frequently, in smaller volumes and fluctuate more sharply in value than exchange listed securities of larger companies.

The market value of the Equity Growth, Balanced and International Growth Funds' fixed income securities will fluctuate in response to interest rate changes and other factors. See "Risk Factors--Fixed Income Funds" above for a discussion of the risks associated with fixed income investments.

Each Equity and Balanced Fund's investments in securities of foreign issuers may subject that Fund to different risks than those attendant to investments in securities of U.S. issuers such as differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, political instability and greater fluctuations in value due to changes in currency exchange rates. There may also be less publicly available information with regard to foreign issuers than domestic issuers. In addition, foreign markets may be characterized by less liquidity, greater price volatility, less regulation and higher transaction costs than U.S. markets. Moreover, the dividends payable on an Equity or Balanced Fund's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's Shareholders. Also, it may be more difficult to obtain a judgment in a court outside the United States. These risks could be greater in emerging markets than in more developed foreign markets because emerging markets may have less stable political environments than more developed countries.

Since the International Growth Fund may invest in foreign currency and securities denominated in foreign currency, changes in exchange rates between the U.S. dollar and foreign currencies affect the U.S. dollar value of the Fund's assets. Rates of exchange are determined by forces of supply and demand on the foreign exchange markets. These forces are in turn affected by the international balance of payments and other economic, political and financial conditions, government intervention, speculation and other factors. The Fund's net asset value will be reported, and distributions from the Fund will be made, in U.S. dollars. Therefore, the Fund's reported net asset value and distributions will be adversely affected by depreciation of foreign currency relative to the U.S. dollar. A decline in the value of foreign currency would adversely affect the value of the Fund in dollar terms. While the Fund may try to hedge its currency risk using currency transactions, there is no assurance that it will be successful.

The Equity Growth and International Growth Funds may invest in lower rated bonds, which are commonly referred to as "junk bonds." These securities are speculative and are subject to a greater risk of loss of principal and interest than are investments in higher rated bonds. The debt securities purchased by the Funds will be rated at least B by an NRSRO or determined to be of comparable quality by the Advisor or Sub-Advisor. Securities rated B are considered highly speculative and while the issuer currently has the capacity to meet debt service requirements, adverse business, financial or economic conditions would likely impair its capacity or willingness to pay interest and principal.

The Equity Growth and International Growth Funds may invest in options and futures. There are various risks associated with options and futures, including that the success of a hedging strategy may depend on an ability to accurately predict movements in security prices, interest rates or currency exchange rates; there may be little correlation between the changes in a security's value and the price of futures or options; a related future or option may not be liquid; an exchange may impose trading restrictions or limitations; government regulations may restrict trading in futures and options; and possible lack of full participation in a rise in the market value of the underlying security.

In addition, the International Growth Fund may invest in equity securities by participating in an issuer's IPO. Such investments have special risks associated with them. There is often a high volume of trading in IPO securities, which can result in greater price volatility. Companies offering such securities may not have operated previously as a public company, and their share price may experience significant volatility as the marketplace reacts to their financial results. Furthermore, some IPO issuers have not conducted operations for a significant period of time, and may not have developed a management structure sufficient to cope with the pressures of running a public company.

Risk Factors -- Non-Diversification

The New Jersey Municipal Securities, Pennsylvania Municipal Securities and International Growth Funds are non-diversified funds under the Investment Company Act of 1940, as amended (the "1940 Act"), and each therefore may invest a greater proportion of its assets in the securities of a smaller number of issuers and may, as a result, be subject to greater risk with respect to its portfolio securities. Each of the Funds intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), by limiting its investments so that, at the close of each quarter of the taxable year: (a) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. Government securities) of a single issuer; and (b) at least 50% of the market value of the Fund's total assets is represented by
(i) cash and cash items, (ii) U.S. Government securities and (iii) other securities limited in respect to any one issuer to an amount not greater in value than 5% of the market value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

Portfolio Turnover

Under normal circumstances, it is anticipated that the annual portfolio turnover rate for each Fixed Income, Equity and Balanced Fund will not exceed 100%. With respect to the Balanced Fund, this applies only to its investments in equity securities and non-money market, fixed income securities, which are calculated separately. The historical portfolio turnover rates for each Non-Money Market Fund are set forth in the Financial Highlights above.

INVESTMENT LIMITATIONS

The Money Market Funds: The investment objective and the following investment limitations are fundamental policies of each Money Market Fund. In addition, it is a fundamental policy of each Money Market Fund to use its best efforts to maintain a constant net asset value of $1.00 per share although there can be no assurance the Fund will be able to do so. It is also a fundamental policy of the Tax-Exempt Money Market Fund to invest at least 80% of its assets in Municipal Securities. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares.

Each Money Market Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of each Fund's total assets. See "Description of Permitted Investments -- Restraint on Investments by Money Market Funds."

2. Purchase any securities which would cause more than 25% of the total assets of any Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements involving such securities and obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulation as U.S. banks or to investments in tax exempt securities issued by governments or political subdivisions of governments.

3. Make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

The foregoing percentage limitations apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

It is a non-fundamental policy of each Money Market Fund to invest no more than 10% of its net assets in illiquid securities (as defined under "Description of Permitted Investments").

Non-Money Market Funds: The investment objective and the following investment limitations are fundamental policies of each Non-Money Market Fund. In addition, it is a fundamental policy of the New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds to invest at least 80% of their respective total assets in Municipal Securities. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares.

Each Non-Money Market Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of each Fund's total assets. This restriction does not apply to the New Jersey Municipal Securities, Pennsylvania Municipal Securities and International Growth Funds.

2. Purchase any securities which would cause more than 25% of the total assets of any Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities or, with respect to the Fixed Income Funds only, to investments in tax-exempt securities issued by governments or political subdivisions of governments. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas, gas transmissions, electric and telephone will each be considered a separate industry; (ii) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) with respect to the Equity and Balanced Funds only, supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) with respect to the Equity and Balanced Funds only, governmental issuers within a particular country will be deemed to be conducting their principal business activities in the same industry.

3. Make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

The foregoing percentage limitations apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

It is a non-fundamental policy of each Non-Money Market Fund to invest no more than 15% of its net assets in illiquid securities (as defined below under "Description of Permitted Investments").

THE ADVISOR

Summit Bank Investment Management Division, a division of Summit Bank (the "Advisor"), serves as the investment advisor to the Trust. The Advisor makes the investment decisions for the assets of the Funds and continuously reviews, supervises and administers each Fund's investment program subject to the supervision of, and policies established by, the Trustees of the Trust.

Summit Bank, 210 Main Street, Hackensack, New Jersey 07601, was chartered in 1899 and has been exercising trust powers and managing money since 1916. The Investment Management Division began as a separate operating division of the Bank in 1973. The Bank's investment professionals have, on average, over 20 years of experience in investment management. As of December 31, 1996, total assets under management were approximately $6.7 billion.

Summit Bank is a wholly-owned subsidiary of Summit Bancorp., an interstate bank holding company with over $22 billion in assets and over 340 banking offices, predominantly in New Jersey and eastern Pennsylvania, as of December 31, 1996.

Fixed Income Fund--Joseph Markovich is a Vice President of the Advisor and currently manages the Fixed Income Fund. Mr. Markovich has managed the Fixed Income Fund since January 1, 1997. Prior to January, 1997, Mr. Markovich managed the Fixed Income Common Trust Funds for Summit Bank. Mr. Markovich has had investment responsibility for equity and fixed income portfolios since joining Summit Bank in 1985.

Pennsylvania Municipal Securities Fund--Randolph E. Lestyk is Vice President and Regional Manager (Pennsylvania) of the Advisor and has managed the Pennsylvania Municipal Securities Fund since its inception in May, 1993. Prior to joining Summit Bank in January, 1994, Mr. Lestyk was involved in equity and fixed income investing at several financial institutions, serving as Director of Fixed Income Investing, Head of Trust Investments, and most recently as Senior Vice President and Chief Investment Officer of a major insurance company in Pennsylvania.

New Jersey Municipal Securities Fund--Charlene P. Palmer is a Vice President of the Advisor and has managed the New Jersey Municipal Securities Fund since its inception in May, 1992. Mrs. Palmer's experience has emphasized tax-exempt bonds. She joined Summit Bank in 1981.

Equity Growth Fund--John Guarino is a Vice President and Regional Manager (Summit) of the Advisor and has managed the Equity Growth Fund since its inception in February, 1997. Mr. Guarino joined Summit Bank in April, 1985.

Equity Income Fund--Richard H. Caro is a Vice President of the Advisor and has managed the Equity Income Fund since January, 1996. Prior to joining Summit Bank in April, 1993, Mr. Caro was associated with several investment counseling firms in New York City. Mr. Caro has had extensive experience in securities research, covering several industry groups, and in managing large institutional portfolios.

Equity Value Fund--Fernando Garip is a Vice President and Regional Manager (Hackensack) of the Advisor and has managed the Equity Value Fund since January, 1996. Mr. Garip joined Summit Bank in 1982.

Balanced Fund--Edward Kasperavich is a Vice President of the Advisor and has managed the Balanced Fund since January, 1997. Mr. Kasperavich joined Summit Bank in 1985.

Prime Obligation Money Market, U.S. Treasury Securities Money Market and Tax-Exempt Money Market Funds--Judy Wolk is an Assistant Vice President of the Advisor and has managed the Money Market Funds since June, 1996. Prior to joining Summit Bank in September, 1995, Ms. Wolk had substantial experience in money market instruments with a large regional bank.

The Advisor is entitled to a fee from each Fund, which is calculated daily and paid monthly at the annual rate of each respective Fund's average daily net assets as set forth in the following table. The Advisor has voluntarily agreed to waive all or a portion of its fees to limit the total operating expenses of each Fund to the respective levels set forth below. The Advisor reserves the right to terminate any and all fee waivers at any time in its sole discretion. Also set forth below are the advisory fees each Fund paid to the Advisor (shown as a percentage of average daily net assets) for the fiscal year ended December 31, 1996.

---------------------------------------------------------------------------------------
                                                         Maximum Total         Fees
                                                           Operating        Received In
                                      Contractual        Expense After      Fiscal Year
                                          Fee             Fee Waiver           1996
---------------------------------------------------------------------------------------
                                                      Class        Class
                                                        A            B
---------------------------------------------------------------------------------------
Prime Obligation Money Market             .35%         .90%        1.65%       .33%
Fund
---------------------------------------------------------------------------------------
U.S. Treasury Securities Money            .35%         .90%         N/A        .35%
Market Fund
---------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund              .35%         .90%         N/A        .32%
---------------------------------------------------------------------------------------
Fixed Income Fund                         .60%        1.05%        1.80%       .48%
---------------------------------------------------------------------------------------
New Jersey Municipal Securities           .60%        1.05%         N/A        .35%
Fund
---------------------------------------------------------------------------------------
Pennsylvania Municipal Securities         .60%        1.05%         N/A         0%
Fund
---------------------------------------------------------------------------------------
Equity Growth Fund                        .75%        1.05%        1.80%        N/A
---------------------------------------------------------------------------------------
Equity Value Fund                         .75%        1.05%        1.80%       .47%
---------------------------------------------------------------------------------------
Equity Income Fund                        .75%        1.05%        1.80%       .46%
---------------------------------------------------------------------------------------
Balanced Fund                             .75%        1.05%        1.80%       .44%
---------------------------------------------------------------------------------------
International Growth Fund                1.00%        1.75%        2.50%       .77%
---------------------------------------------------------------------------------------

Summit Bank has also entered into a custodian agreement with the Trust, under which it provides all securities safekeeping services as required by the Funds and the 1940 Act. The Trust pays Summit Bank (referred to herein in its custodial capacity as the "Custodian") a custodian fee, which is calculated daily and paid monthly, at an annual rate of .025% of the average daily net assets of each Fund except the International Growth Fund, and at an annual rate of .17% of the average daily net assets of the International Growth Fund.

THE SUB-ADVISOR

Wellington Management Company, LLP ("WMC") serves as the investment sub-advisor to the International Growth Fund. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. As of December 31, 1996, WMC has discretionary investment authority with respect to approximately $133.2 billion of assets. WMC's predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. The principal address of WMC is 75 State Street, Boston, MA 02109. WMC is a Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.

The International Growth Fund has been managed since its inception in May, 1995 by a committee composed of WMC's Global Equity Strategy Group, a group of global portfolio managers and senior investment professionals headed by Trond Skramstad, Senior Vice President of WMC.

The Sub-Advisor is entitled to a fee payable by the Advisor from the Advisor's fee, which is calculated daily and paid monthly, at an annual rate of .60% of the average daily net assets of the International Growth Fund up to and including $50 million; .45% of the average daily net assets of the Fund in excess of $50 million up to and including $150 million; and .30% of the average daily net assets of the Fund in excess of $150 million. The Sub-Advisor may from time to time waive a portion of its fee in order to limit the operating expenses of Class A Shares and Class B Shares of the International Growth Fund. The Sub-Advisor reserves the right to terminate any such fee waiver at any time in its sole discretion. For the fiscal year ended December 31, 1996, the Advisor paid WMC a sub-advisory fee of .60% of the average daily net assets of the International Growth Fund.

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator") serves as the Administrator of the Trust. The Administrator provides the Trust with administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of each Fund.

THE TRANSFER AGENT

State Street Bank and Trust Company (the "Transfer Agent"), 225 Franklin Street, Boston, Massachusetts 02110 is the Trust's transfer agent.


THE SHAREHOLDER SERVICING AGENT

Boston Financial Data Services, 2 Heritage Drive North Quincy, Massachusetts 02171 is the Trust's dividend disbursing agent and shareholder servicing agent.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, acts as the Distributor of the Trust's shares.

The Class A Shares of each Fund are subject to a distribution plan dated February 28, 1992 ("Class A Plan"). As provided in the Distribution Agreement and the Class A Plan, the Trust will pay the Distributor a fee of .25% of the average daily net assets of each Fund's Class A Shares. The Distributor may apply this fee toward: a) compensation for its services in connection with distribution assistance or provision of shareholder services; or b) payments to financial institutions and intermediaries such as banks (including Summit Bank), savings and loan associations, insurance companies, investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Class A Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries.

The Board of Trustees of the Trust has approved and adopted a distribution plan dated February 20, 1997 for Class B Shares of the Funds (the "Class B Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Class B Plan, the Distributor is entitled to receive from the Funds an annual distribution fee of
 .75% of the average daily net assets of each Fund's Class B Shares. The Distributor may apply this fee toward: a) compensation for its services in connection with distribution assistance or provision of shareholder services; or
b) payments to financial institutions and intermediaries such as banks (including Summit Bank), savings and loan associations, insurance companies, investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. Additionally, the Class B Plan provides that Class B Shares are subject to a service fee at an annual rate of .25% of the average daily net assets of each Fund's Class B Shares. The Class B Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries.

Class A Shares and Class B Shares of each Fund are offered to all persons. (The U.S. Treasury Securities Money Market, Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds offer Class A Shares only). Consequently, it is possible that individuals and institutions may offer different classes of shares of a Fund to their customers and thus receive different compensation with respect to different classes of shares. In addition, individuals and institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers. Each Fund may also execute brokerage or other agency transactions through an affiliate of the Advisor or through the Distributor for which such affiliate or the Distributor receives compensation.

PURCHASE AND REDEMPTION OF SHARES

Alternative Sales Charge Options

You may purchase shares of a Fund at a price equal to its net asset value per share plus a sales charge which, at your election, may be imposed either (i) at the time of the purchase (the Class A "initial sales charge alternative"), or
(ii) on a contingent deferred basis (the Class B "deferred sales charge alternative"). The U.S. Treasury Securities Money Market, Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds, however, offer Class A Shares only. Each class represents a portion of a Fund's interest in a portfolio of investments. The classes have the same rights and are identical in all respects except that (i) Class A Shares and Class B Shares bear different distribution and service fees resulting from their respective sales arrangements, (ii) each class has exclusive voting rights with respect to approvals of any Rule 12b-1 distribution plan related to that specific class (although Class B Shareholders may vote on any increase in distribution fees imposed on Class A Shares so long as Class B Shares convert into Class A Shares), (iii) only Class B Shares carry a conversion feature and
(iv) each class has different exchange privileges.

As a result of each class' differing sales arrangements, Class A Shares are not subject to a shareholder service fee and are subject to a lower distribution fee than Class B Shares, and accordingly, Class A Shares pay higher dividends per share. The Trust adds front-end sales charges to the net asset value of Class A Shares of the Non-Money Market Funds and, therefore, unless a sales charge waiver is available, an initial investment in Class A Shares will cost more per share than Class B Shares. Class A Shareholders therefore would own fewer shares than they would have owned if they had invested an identical sum in Class B Shares.

Sales personnel of broker-dealers distributing the Funds' shares, and other persons entitled to receive compensation for selling such shares, may receive differing compensation for selling Class A or Class B Shares.

How to Choose the Right Class of Shares

The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of investment. Investors making investments that qualify for reduced sales charges might consider Class A Shares. Investors who prefer not to pay an initial sales charge might consider Class B Shares. Orders for Class B Shares for $250,000 or more will be treated as orders for Class A Shares or declined. For more information about these sales arrangements, consult the Distributor or your investment professional who is a salesperson, financial planner, investment advisor or trust officer of an entity, other than the Distributor, that has entered into a selling agreement with the Trust or the Distributor ("Investment Professional"). Shares may only be exchanged for shares of the same class of another Pillar Fund. See "Exchanges."

Front-End Sales Charge--Class A

All of the Funds offer Class A Shares. The public offering price of Class A Shares equals the net asset value of the shares plus any applicable initial sales charge. The sales charge as a percentage of an investment decreases as the amount invested reaches the succeeding levels set forth in the following tables. The tables show the initial sales charge on Class A Shares of the Funds to a "single purchaser" (defined below), the reallowance paid to dealers and the agency commission paid to brokers (collectively, the "commission"):

Fixed Income Fund:

--------------------------------------------------------------------------------
Amount of Purchase    Sales Charge as a     Sales Charge as a    Reallowance and
                      Percentage of         Percentage of Net    Brokerage
                      Offering Price        Amount Invested      Commission as
                                                                 Percentage of
                                                                 Offering Price
--------------------------------------------------------------------------------
$0-99,999             4.25%                 4.44%                4.00%
--------------------------------------------------------------------------------
$100,000-249,999      3.75%                 3.90%                3.50%
--------------------------------------------------------------------------------
$250,000-499,999      2.75%                 2.83%                2.50%
--------------------------------------------------------------------------------
$500,000-999,999      2.00%                 2.04%                1.75%
--------------------------------------------------------------------------------
$1,000,000 and        0.00%                 0.00%                0.00%**
above*
--------------------------------------------------------------------------------

New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds:

--------------------------------------------------------------------------------
Amount of Purchase    Sales Charge as a     Sales Charge as a    Reallowance and
                      Percentage of         Percentage of Net    Brokerage
                      Offering Price        Amount Invested      Commission as
                                                                 Percentage of
                                                                 Offering Price
--------------------------------------------------------------------------------
$0-249,999            3.00%                 3.10%                2.70%
--------------------------------------------------------------------------------
$250,000-499,999      2.00%                 2.05%                1.80%
--------------------------------------------------------------------------------
$500,000-999,999      1.00%                 1.01%                0.90%
--------------------------------------------------------------------------------
$1,000,000 and        0.00%                 0.00%                0.00%**
above*
--------------------------------------------------------------------------------

Equity and Balanced Funds:

--------------------------------------------------------------------------------
Amount of Purchase    Sales Charge as a     Sales Charge as a    Reallowance and
                      Percentage of         Percentage of Net    Brokerage
                      Offering Price        Amount Invested      Commission as
                                                                 Percentage of
                                                                 Offering Price
--------------------------------------------------------------------------------
$0-49,999             5.50%                 5.82%                5.00%
--------------------------------------------------------------------------------
$50,000-99,999        4.75%                 4.99%                4.25%
--------------------------------------------------------------------------------
$100,000-249,999      3.75%                 3.90%                3.25%
--------------------------------------------------------------------------------
$250,000-499,999      2.75%                 2.83%                2.50%
--------------------------------------------------------------------------------
$500,000-999,999      2.00%                 2.04%                1.75%
--------------------------------------------------------------------------------
$1,000,000 and        0.00%                 0.00%                0.00%**
above*
--------------------------------------------------------------------------------

* Purchases of $1,000,000 or more are at net asset value. However, a contingent deferred sales charge will be imposed on such investments in the event such shares are redeemed within 12 months from the date they were purchased. The contingent deferred sales charge will be imposed at the rate of 1.00% of the lesser of the current market value of the shares redeemed or the total cost of such shares and is payable to the Distributor. In determining whether a contingent deferred sales charge is payable, and, if so, the amount of the charge, it is assumed that shares not subject to such charge are the first redeemed.

** There is no initial sales charge on purchases of $1,000,000 or more; however, the Distributor may pay a dealer concession and/or advance a service fee on such transactions.

The commissions shown in the tables above apply to sales through financial institutions. Under certain circumstances, some financial institutions, including Summit Bank and its affiliates, will be reallowed the entire sales charge imposed on purchases of Class A Shares and may, therefore, be deemed to be "underwriters" under the Securities Act of 1933, as amended. Commission rates may vary among the Funds.

Sales Charge Reductions For Purchases of Class A Shares

Right of Accumulation

A "single purchaser" (defined below) may benefit from the reduced sales charges set forth in the foregoing tables for current purchases by adding the amount of any current purchase with the market value of the Fund that the purchaser already owns. The calculation of the sales charge for the current purchase will be based on the combined amount. A single purchaser can also combine purchases of Class A Shares of different Funds if those Funds are subject to a sales charge.

The term "single purchaser" refers to (i) an individual, (ii) an individual and spouse purchasing shares of the Funds for their own account or for trust or custodial accounts for their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 or 457 of the Code, including related plans of the same employer. To be entitled to a reduced sales charge based upon shares already owned, the investor must identify eligible accounts at the time of purchase and provide the account number(s) of the investor and, if applicable, the investor and spouse, their minor children, as well as the ages of such children. The Trust may amend or terminate this right of accumulation at any time prior to subsequent purchases.

Letter of Intent

A single purchaser may obtain a reduced sales charge by means of a written Letter of Intent (a "Letter") that expresses the investor's intention to invest a specified amount within a 13-month period, which if invested at one time, would qualify for a reduced sales charge.

A Letter is not a binding obligation upon the investor to purchase the full amount indicated. An investor must invest, or have already invested, at least $1,000 in Class A Shares of each applicable Fund when the Letter is submitted. Only those Funds which are subject to a sales charge are eligible to be counted towards the amount indicated in the Letter. Five percent of the shares purchased under a Letter will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge that would have been applicable to the shares actually purchased if the investor fails to purchase the amount indicated in the Letter. In such a case, escrowed shares will be involuntarily redeemed to pay any additional sales charge. When the full amount indicated in the Letter has been purchased, the escrowed shares will be released. A Letter may include purchases of shares made within 90 days prior to the date the investor signs the Letter; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase.

Waiver of Class A Sales Charges

No sales charge is imposed on Class A Shares of a Fund: (i) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Trust is a party; (ii) sold to dealers or brokers that have a sales arrangement with the Distributor, for their own account or for retirement plans for their employees; (iii) sold to present employees of dealers or brokers that certify to the Distributor at the time of purchase that such purchase is for their own account; (iv) sold to present or retired employees of Summit Bancorp., or one of its affiliates; (v) sold to present employees of any entity that is a current service provider to the Trust; (vi) sold to any qualified customer who has entered into an agreement with Summit Bank, its affiliates or correspondent banks; (vii) sold to present or retired Trustees of the Trust and their immediate families; (viii) sold to present or retired Directors of Summit Bancorp. or its affiliates, and their immediate families; or (ix) sold to beneficial owners of Class I Shares whose interests are converted into Class A Shares.

Deferred Sales Charges--Class B

Each of the Funds, except the U.S. Treasury Securities Money Market, Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds, offers Class B Shares. In addition, Class B Shares of the Prime Obligation Money Market Fund may be purchased directly only by participants in the Systematic Exchange Program, which is described below.

Class B Shares are offered at their net asset value per share. If you sell shares within six years of purchase, a contingent deferred sales charge (a "CDSC") is assessed at the rates set forth below. The CDSC is assessed on the lesser of the current market value or the cost of the shares being redeemed. As a result, no sales charge will be imposed on increases in the net asset value above the initial purchase price or on shares derived from reinvestment of dividends or capital gain distributions.

                Contingent Deferred Sales Charge as a Percentage
                       of Dollar Amount Subject to Charge

--------------------------------------------------------------------------------
       Years Since Purchase                         CDSC
                1                                   5.50%
                2                                   5.00%
                3                                   4.00%
                4                                   3.00%
                5                                   2.00%
                6                                   1.00%
                7                                   0.00%
                8                                   0.00%
--------------------------------------------------------------------------------

Aging Schedule

In determining whether a particular redemption is subject to a CDSC, it is assumed that Class B Shares are redeemed in the following order: (i) shares held for over six years or shares acquired through reinvested dividends or capital gain distributions and (ii) shares held longest during the six year period. This method should result in the lowest possible sales charge.

Purchases will age based on the trade date of purchase. For example, a purchase made on January 5 will be one year old on January 5 of the following year.

Waivers of Class B Sales Charges
The CDSC is waived on redemption of shares (i) following the death or disability (as defined in the Code) of a Shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a Shareholder who has attained the age of 70 1/2. A Shareholder, or his or her representative, must notify the Transfer Agent prior to the time of redemption that the Shareholder is eligible for this waiver.

The CDSC is also waived on redemptions of shares held by Trustees, employees and sales representatives of the Trust, the Distributor, or affiliates of the Trust or the Distributor, and their immediate family members; employees of any financial institution that sells shares of the Trust pursuant to a sales agreement with the Distributor; and spouses and children under the age of 21 of the aforementioned persons. Also, no CDSC will be imposed on the redemption of shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940, or retirement plans where the third party administrator has entered into certain arrangements with the Distributor or any other financial institution, to the extent that no payments were advanced for purchases made through such entities.

Additionally, shareholders of any mutual fund not affiliated with the Trust who have paid a sales charge in that mutual fund may purchase Class B Shares of the Trust, in an amount equal to the proceeds of the redemption of such unaffiliated shares, by submitting such proceeds to the Distributor together with evidence of the payment of a sales charge and the source of such proceeds. Purchases must take place within 30 days of the redemption of the unaffiliated shares. Class B Shares issued pursuant to this offer will not be subject to a CDSC.

Automatic Conversion of Class B Shares

Class B Shares of a Fund will automatically convert into Class A Shares of that Fund without a sales charge after eight years from the acquisition of the Class B Shares. The conversion will take place at the respective net asset values of each of the classes. At that time the Shares will no longer be subject to the higher distribution and service fees. When Class B Shares of a Fund convert, any other Class B Shares that were acquired by the reinvestment of dividends and distributions attributable to such Shares will also convert into Class A Shares. Conversions are not taxable events to Shareholders.

How to Purchase Shares

Shares may be purchased directly from the Fund's Distributor or through an investment professional of a securities broker or other financial institution, such as Summit Bank, that has entered into a selling agreement with the Trust or the Distributor. Shares of each Fund are sold on a continuous basis and may be purchased on any business day that the New York Stock

Exchange is open for trading (a "Business Day"). However, with respect to a Money Market Fund, a "Business Day" will exclude days when the Federal Reserve Bank is closed.

A purchase order for shares of a Fund will be executed at a per share price equal to the net asset value next determined after the purchase order is effective (plus any applicable sales charge in the case of Class A Shares of the Non-Money Market Funds) (the "offering price").

The net asset value per share of each class of a Fund is determined by dividing the total value of its investments and other assets that are allocated to that class, less any liabilities that are allocated to that class, by the class's total outstanding shares. Although the methodology and procedures are identical, the net asset value per share of classes within a Fund may differ because of the classes' different distribution and shareholder service expenses. The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust, the Fund or its Shareholders to accept such order. Investment Strategy Account Agreement customers (Qualified Customers) should call the Transfer Agent for information regarding requirements for purchase and redemption orders.

The Money Market Funds: A purchase order for a Money Market Fund will be effective as of the Business Day received by the Distributor if the Distributor receives the order and payment in federal funds before 12:00 noon, Eastern time. All other purchase orders will be effective on the next Business Day.

The net asset value per share for a Money Market Fund is calculated as of 12:00 noon, Eastern time, each Business Day based on the amortized cost method as described under "Determination of Net Asset Value" in the Statement of Additional Information.

Purchased shares of a Money Market Fund begin earning dividends on the Business Day the purchase order for those shares is effective.

Non-Money Market Funds: A purchase order for a Non-Money Market Fund will be effective as of the Business Day received by the Distributor if the Distributor receives the order and payment before 4:00 p.m., Eastern time. All other purchase orders accompanied by payment, except those of certain types of investors as described below, will be effective the next Business Day. Certain institutional investors and financial institutions, such as Summit Bank, that have entered into a settlement agreement with the Distributor, may make payment in federal funds for purchases of Non-Money Market Funds to the Distributor by 12:00 noon, Eastern time, the Business Day following the effective date of the trade. A purchase order may be canceled if the Distributor does not receive federal funds before 12:00 noon, Eastern time, the next Business Day.

The net asset value per share of the Non-Money Market Funds is determined as of 4:00 p.m., Eastern time, each Business Day. Purchases will be made in full and fractional shares of a Fund calculated to three decimal places. A Fund may use a pricing service to provide market quotations. A pricing service may use a matrix system of valuation to value fixed income securities which considers factors such as securities prices, yield features, ratings and developments related to a specific security.

Purchases Through Investment Professionals

A customer who purchases shares of a Fund through an Investment Professional should contact that Investment Professional for information about purchasing shares. Investment Professionals may charge fees for their services that are in addition to, and unrelated to, the fees and expenses charged by the Funds. Investment Professionals may impose an earlier cut-off time for receipt of purchase orders directed through them to allow time for processing and transmittal of these orders to the Distributor for effectiveness the same day. In addition, state securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws.

Investment Requirements

The minimum initial investment is $1,000; however, the minimum initial investment may be waived at the Distributor's discretion. All subsequent investments must be at least $100, except for investments made through the Automatic Investment Plan, which must be at least $50. All purchases made by check must be in U. S. dollars and made payable to "The Pillar Funds," or in the case of a retirement account, to either the Custodian or the retirement plan trustee. Third party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check or ACH transfer, redemption proceeds will not be forwarded until the investment being redeemed has been in the account for 10 Business Days. If the check does not clear, the purchase will be canceled and the investor could be liable for any losses or fees incurred.

No certificates representing shares will be issued. Customers must specify whether they intend to purchase Class A or Class B Shares at the time of investment. If a selection is not made, the investment will be made in Class A Shares.

Investing Directly

Investing by Mail

Investors may purchase shares of a Fund by completing and signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) to:

                                The Pillar Funds
                                 P. O. Box 8523
                              Boston, MA 02266-8523

The following address may be used for overnight delivery:

                                The Pillar Funds
                       c/o Boston Financial Data Services
                                2 Heritage Drive
                           North Quincy, MA 02171-2144

Investors may obtain Account Application forms by calling the Distributor at 1-800-932-7782.

Investing by Telephone

Purchases may be made to an existing account by calling the Distributor at 1-800-932-7782. While telephone transaction privileges are automatic, Shareholders may specifically request that no telephone transactions be accepted for their account(s). This election may be made on the Account Application form at the time of purchase or at any time thereafter by completing and returning appropriate documentation supplied by the Transfer Agent.

By Wire: Shareholders must call the Distributor before wiring funds. Federal funds should be wired to:

                        State Street Bank and Trust Company
                        ABA #011000028
                        For Credit To DDA Account #9905-150-0
                        For Further Credit To Account # (insert Shareholder
                           name, account number, name, and registration number assigned by the Distributor)

The Trust does not impose a fee for purchase wire transactions, although the Shareholder's financial institution may charge a fee for this service.

Shares cannot be purchased by Federal Reserve wire on days when either the New York Stock Exchange or the Federal Reserve is closed.

Orders will not be executed until payment has been received by the Distributor.

By Automated Clearing House ("ACH"): This service allows the purchase of additional shares through an electronic transfer of money from a checking or savings account. When an additional purchase is made by telephone, the Transfer Agent will automatically debit the pre-designated bank account for the desired amount. Shareholders may call 1-800-932-7782 to request an Optional Services Form to establish this option.

By Automatic Investment Plan: A Shareholder may also arrange for periodic additional investments in the Funds through automatic deductions by ACH transfer by completing an Optional Services Form. The minimum pre-authorized investment amount is $50. Shareholders may select monthly, quarterly, semi-annual or annual investments. However, Shareholders selecting this service must first meet the minimum initial investment requirement of $1,000 per Fund. Customers may call 1-800-932-7782 to request an Optional Services Form to establish an Automatic Investment Plan.

Retirement Plans

The Funds may be used as part of a retirement portfolio. Investors can establish their account under one of several tax-sheltered plans. Investors should contact their Investment Professional or the Distributor at 1-800-932-7782 for details regarding an IRA or other retirement plan.

How to Exchange Shares

Each portfolio of the Trust, other than the U.S. Treasury Securities Plus Money Market Fund, (collectively, the "Eligible Funds") is eligible for exchange with any other Eligible Fund.

Class A Shares of an Eligible Fund may be exchanged only for Class A Shares of another Eligible Fund, usually without paying an additional sales charge. However, exchanges from Class A Shares of an Eligible Money Market Fund, which were purchased directly, to Class A Shares of an Eligible Non-Money Market Fund are made at net asset value plus the appropriate sales load for that Eligible Non-Money Market Fund.

Class B Shares of one Eligible Fund may be exchanged only for Class B Shares of another Eligible Fund. Exchanges are made at relative net asset value per share without the imposition at that time of a CDSC. For purposes of determining the "age" of exchanged shares, exchanges will be treated as a transaction involving a redemption of the original Eligible Fund followed by a purchase of the new Eligible Fund. Therefore, shares will be exchanged in the same order as determined by the aging hierarchy above (See "Aging Schedule"). The aging of Class B Shares will continue uninterrupted regardless of an exchange.

If an exchange request is received in good order by the Transfer Agent by 4:00 p.m., Eastern time, on any Business Day, the exchange usually will occur on that day. Exchanges are regarded as sales for federal and state income tax purposes and could result in a gain or loss depending on the original cost of the shares exchanged.

To exchange shares, several conditions must be met:

1. After the exchange is complete, the Shareholder must have at least $1,000 (the minimum account balance) in the new Eligible Fund.

2. Shares of Eligible Funds can only be exchanged between accounts with identical registrations and tax identification numbers.

3. Shares in the original Eligible Fund must be held at least 10 Business Days before an exchange can be made. Shares can be exchanged on any Business Day.

4. Shares of the new Eligible Fund selected for exchange must be available for sale in the Shareholder's state of residence.

5. Shareholders must have received the prospectus for the new Eligible Fund prior to initiating an exchange.

6. The prospectuses of both Eligible Funds involved in the exchange must offer the exchange privilege.

By Mail: An exchange will be honored by a written letter of request to the Transfer Agent if signed by all registered owners of the account.

By Telephone: Telephone exchange requests may be made either by calling the Transfer Agent at 1-800-932-7782 or by contacting their Investment Professional. See "Investing Directly -- Investing by Telephone" above for a description of telephone transaction privileges.

Systematic Exchange Program

Shares of the Funds also may be exchanged through automatic monthly deductions from an investor's account for the same class of shares of the Trust. Under the Systematic Exchange Program, an investor initially purchases Class A or Class B Shares of the Prime Obligation Money Market Fund in an amount equal to the total amount of the investment the investor desires to make in the same class of shares of the Trust. On a monthly basis, a specified dollar amount of the Prime Obligation Money Market Fund shares is exchanged for shares of the same class of a specified Eligible Fund. Exchange of Class A Shares will be subject to the applicable sales charge imposed by the Eligible Fund and, accordingly, it may be beneficial for an investor to execute a Letter in connection with a Class A Shares Systematic Exchange Program. Exchanges of Class B Shares are not subject to a CDSC. The Systematic Exchange Program of investing a fixed dollar amount at regular intervals over time in an Eligible Fund may have the effect of reducing the average cost per share of the shares of the Eligible Fund acquired. This effect may also be achieved through the Trust's Automatic Investment Plan, which is described in the applicable prospectuses. A Shareholder may apply for participation in the Systematic Exchange Program through the Distributor or his or her Investment Professional. Shares purchased through the Systematic Exchange Program are subject to the conditions listed under "How to Exchange Shares," however, such shares are not subject to the Trust's minimum investment limitations. Exchanges are considered taxable events for Shareholders. If a Shareholder redeems, rather than exchanges, Class B Shares of the Prime Obligation Money Market Fund, such shares will be subject to the applicable CDSC.

How to Redeem Shares

Shares may be redeemed on any Business Day directly from the Transfer Agent or through an Investment Professional. Each Fund intends to pay cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price less any applicable

CDSC. In such cases, an investor may incur brokerage costs in converting such securities to cash.

When purchases are made by check or by ACH transfer, redemption proceeds will not be forwarded until the investment being redeemed has been in the account for 10 Business Days. Payment to Shareholders for shares redeemed will be made within seven days after the Transfer Agent receives the redemption request in good order. A Shareholder may request that the redemption proceeds are paid by check, by federal funds wire or by ACH transfer.

A redemption order for shares of a Fund will be executed at a price per share equal to the net asset value next determined after receipt of the redemption order by the Transfer Agent (minus any applicable CDSC).

Money Market Funds: A redemption order for a Money Market Fund will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives the order before 12:00 noon, Eastern time, on such Business Day and the proceeds are to be sent in federal funds. Redemption orders received after 12:00 noon, Eastern time, or that request proceeds to be delivered by check or ACH transfer will be effective the following Business Day.

Non-Money Market Funds: A redemption order for a Non-Money Market Fund will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives the order before 4:00 p.m., Eastern time. Requests received after 4:00 p.m., Eastern time, will be effective on the next Business Day.

Redemptions Through Investment Professionals

Shareholders should contact their Investment Professional for information about redeeming shares of a Fund and any charges for services provided by the Investment Professional. Investment Professionals may impose an earlier cut-off for receipt of redemption orders directed through them to allow time for processing and transmittal of these orders to the Transfer Agent for effectiveness the same Business Day.

By Mail: Shareholders may redeem shares of a Fund by mailing a letter of instruction signed by all registered owners exactly as their names appear in the registration to:

                                The Pillar Funds
                                 P. O. Box 8523
                              Boston, MA 02266-8523

The following address may be used for overnight delivery:

                                The Pillar Funds
                       c/o Boston Financial Data Services
                                2 Heritage Drive
                           North Quincy, MA 02171-2144

A signature guarantee is required if any of the following conditions apply: (i) the redemption is for more than $10,000 worth of shares, (ii) the redemption check is payable to other than the Shareholder(s) of record, (iii) the redemption check is mailed to other than the Shareholder(s) address of record, or (iv) the redemption proceeds are to be forwarded by federal funds wire or ACH transfer to a financial institution not pre-designated on the account. A signature guarantee can be obtained from a commercial bank, a trust company, a member firm of a domestic stock exchange or a member of a securities transfer association medallion program. A signature guarantee may not be provided by a notary public. A signature guarantee is designed to protect the Shareholders, the Trust and its agents from fraud.

To determine if any additional documentation may be required to consider a redemption request in good order, Shareholders should contact their Investment Professional or the Transfer Agent.

By Telephone: To redeem shares by telephone, Shareholders should call the Transfer Agent at 1-800-932-7782. See "Investing Directly -- Investing by Telephone" above for a description of telephone transaction privileges. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If market conditions are extraordinarily active, or other extraordinary circumstances exist, Shareholders who experience difficulties placing redemption orders by telephone may wish to consider placing the redemption order by other means.

By Check: Shares may be redeemed by check to the address of record for most requests under $10,000. Requests received by the Transfer Agent by 4:00 p.m., Eastern time, will be processed that Business Day, and the check will be mailed the following Business Day. For more information, call the Transfer Agent at 1-800-932-7782.

By Wire: Shares may be redeemed by federal funds wire and sent to a pre-designated bank account. Shareholders may call 1-800-932-7782 to request an Optional Services Form to establish this option.

For the Money Market Fund, a wire will be sent the Business Day that the redemption request is effective. For Non-Money Market Funds, a wire will be sent the Business Day after the redemption request is effective.

The Trust reserves the right to assess a wire redemption charge, currently $10.00, for this transaction, which will be deducted from the redemption proceeds. The Shareholder's receiving financial institution may also impose a fee.

By ACH: Shares may be redeemed by ACH transfer and sent to a pre-designated financial institution account. Shareholders may call 1-800-932-7782 to request an Optional Services Form to establish this option. ACH transfers of redemption proceeds may take up to two Business Days to credit to the Shareholder's financial institution.

The Trust does not charge for ACH transfers, but the Shareholder's receiving financial institution may charge for this service.

By Systematic Withdrawal Plan: Shareholders with an account value of at least $2,000 may elect to receive automatic distributions of $50 or more by establishing a Systematic Withdrawal Plan. Distributions can be received either by check or ACH transfer on a monthly, quarterly, semi-annual or annual basis. To participate in a Systematic Withdrawal Plan, Shareholders must elect to have all dividends reinvested in additional shares.

Shareholders who have attained the age of 70 1/2 may want to establish a Systematic Withdrawal Plan as a convenient means to satisfy mandatory distribution requirements from a retirement plan.

It is not generally in the best interest of a Shareholder to participate in a Systematic Withdrawal Plan at the same time that he or she is purchasing additional Class A Shares if those purchases are subject to a sales load. In addition, it may not be in the best interest of a Class B Shareholder to participate in a Systematic Withdrawal Plan when Class B Shares are subject to a CDSC.

Shareholders may obtain an Optional Services Form to establish a Systematic Withdrawal Plan by calling the Transfer Agent at 1-800-932- 7782.

Checkwriting Privilege

A Shareholder in the Class A Shares of the Money Market Fund may redeem shares by writing checks for $500 or more on an existing account. Once a Shareholder has signed and returned a signature card, a supply of checks will be issued. The checks may be made payable to any person or entity and the Shareholder's account will continue to earn dividends until the check clears.

Because of the difficulty of determining in advance the exact value of a Fund account, a Shareholder may not use a check to close his or her account. There is no fee for the Checkwriting Privilege, but if payment on a check is stopped upon the Shareholder's request, or if the check cannot be honored because of insufficient funds or other valid reasons, the Trust reserves the right to assess a fee against the Shareholder's account for any expenses incurred by the Trust.

Minimum Balance Requirements

Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem (with the exception of a retirement account) the shares of any Shareholder if, because of redemptions of shares by or on behalf of the Shareholder, the account of such Shareholder in that Fund has a value of less than $1,000, the minimum initial purchase amount. Before a Fund exercises its right to redeem such shares and sends the proceeds to the Shareholder, the Shareholder will be given 60 days' notice to reestablish the minimum balance. If the balance does not increase within 60 days, the account may be closed and the proceeds mailed to the address of record. Shares will be redeemed at the last calculated net asset value on the day the account is closed.

See "Purchase and Redemption of Shares" in the Statement of Additional Information for examples of when the right of redemption may be suspended.

PERFORMANCE

Computation of Yield

From time to time, the Money Market Funds may advertise "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of a Money Market Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

The Fixed Income Funds may also advertise yield and total return (described below). The yield of a Fixed Income Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment.

The Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds may also advertise a "tax-equivalent yield," which is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the respective Fund's yield, assuming certain tax brackets for a Shareholder.

Computation of Total Return

Each of the Fixed Income, Equity and Balanced Funds may also advertise total return. Total return figures are based on historical earnings and are not intended to indicate future performance.

The total return of a Fund refers to the average compounded rate of return on a hypothetical investment, net of any initial or contingent deferred sales charge, for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

A Fund may periodically compare its performance to that of: (i) of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. A Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk adjusted performance. A Fund may use long-term performance of the capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.

A Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of a Fund or its Shareholders. Accordingly, Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

Tax Status of the Funds

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other investment portfolios. Each Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which is distributed to Shareholders.

Tax Status of Distributions

Each Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gain) to Shareholders. Dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares and will not qualify for the dividends-received deduction otherwise available to corporate shareholders. Any dividends from net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be distributed annually and will be treated as long-term capital gains. Capital gains distributions also will not qualify for the dividends received deduction regardless of how long the Shareholder has held shares. Each Fund will make annual reports to Shareholders of the federal income tax status of all distributions.

Interest received on direct U.S. Government obligations that is exempt from tax at the state level when received directly may be exempt, depending on the state, when received by a Shareholder from a Fund, provided certain conditions are satisfied. Interest received on repurchase agreements normally is not exempt from state taxation. Each Fund annually will inform Shareholders of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from a Fund is considered tax-exempt in their particular states.

Certain securities purchased by the Funds (such as STRIPs, TRs, TIGRs and CATs, defined under "Description of Permitted Investments") are sold at original issue discount and thus generally do not make periodic cash interest payments. A Fund will be required to include as part of its current income the accreted interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its Shareholders, a Fund may have to sell portfolio securities to distribute such imputed income which may occur at a time when the Advisor or Sub-Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.

Dividends declared by a Fund in October, November or December of any year and payable to Shareholders of record on a date in these months will be deemed to have been paid by the Fund and received by the Shareholders on December 31 if paid by the Fund at any time during the following January.

Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

The sale, exchange or redemption of Fund shares is a taxable event to the Shareholder.

Generally, gain or loss on the sale, exchange or redemption of a share will be capital gain or loss which will be long-term if the share has been held for more than one year and otherwise will be short-term. However, if a Shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed capital gains of the Fund with respect to such share are included in determining the Shareholder's long-term capital gains), the Shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund which have been included in determining such Shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). Investors should particularly note that this loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Income derived by a Fund from obligations of foreign issuers may be subject to foreign withholding taxes. The Funds, other than the International Growth Fund, will not be able to elect to treat Shareholders as having paid their proportionate share of such foreign taxes.

The Tax-Exempt Money Market Fund--Additional Considerations

Any dividends attributable to the Tax-Exempt Money Market Fund's taxable income will be taxable to Shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Fund's earnings and profits and will not qualify for the corporate dividends-received deduction. The Fund will make annual reports to Shareholders of the federal income tax status of distributions.

The Fund does not expect to realize any net capital gains (the excess of net long-term capital gains over net short-term capital losses). To the extent that it does, however, it intends to distribute such gains to Shareholders. Distributions of net capital gains will not qualify for the dividends-received deduction for corporate Shareholders and will be treated as long-term capital gain regardless of how long a shareholder has held shares.

Additional Considerations for the New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds

The New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds will each distribute all of their net investment income (including net short-term capital gain) to their respective Shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's assets consist of obligations the interest on which is excludable from gross income, the Fund may pay "exempt-interest dividends" to its Shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the Fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a Shareholder's gross income for federal income tax purposes, but may have collateral consequences.

Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of a Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt-interest dividends."

Interest on indebtedness incurred or continued by a Shareholder in order to purchase or carry shares of the New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds is not deductible for federal income tax purposes. Furthermore, these Funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development private activity bonds. Such persons should consult their tax advisors before purchasing shares. A "substantial user" is defined generally to include "certain persons" who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds.

New Jersey Tax Considerations

Investors of the New Jersey Municipal Securities Fund will not be subject to the New Jersey Gross Income Tax on distributions from the Fund attributable to interest income from (and net gain, if any, from the disposition of) New Jersey Municipal Securities or obligations of the United States, its territories and possessions and certain of its agencies and instrumentalities ("Federal Securities") held by the Fund, either when received by the Fund or when credited or distributed to the investors, provided that the Fund meets the requirements for a qualified investment fund by: 1) maintaining its registration as a registered investment company with the SEC; 2) investing at least 80% of the aggregate principal amount of the Fund's investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Securities or Federal Securities at the close of each quarter of the tax year; 3) investing 100% of its assets in interest-bearing obligations, discount obligations, cash and cash items, including receivables, financial options, futures, forward contracts or other similar financial instruments relating to interest-bearing obligations, discount obligations or bond indexes related thereto; and 4) complying with certain continuing reporting requirements.

For New Jersey Gross Income Tax purposes, net income or gains and distributions derived from investments in other than New Jersey Municipal Securities and Federal Securities, and distributions from net realized capital gains in respect of such investments, will be taxable. Gain on the disposition of shares is not subject to New Jersey Gross Income Tax, provided that the Fund meets the requirements for a qualified investment fund set forth above.

Pennsylvania Tax Considerations

For purposes of the Pennsylvania Personal Income Tax and the Philadelphia School District Investment Net Income Tax, distributions which are attributable to interest received by the Pennsylvania Municipal Securities Fund from its investments in Pennsylvania Municipal Securities or Federal Securities are not taxable. Distributions by the Fund to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania Personal Income Tax and (for residents of Philadelphia) to the Philadelphia School District Investment Net Income Tax.

Distributions paid by the Fund which are excludable as exempt income for federal tax purposes are not subject to the Pennsylvania corporate net income tax. An additional deduction from Pennsylvania taxable income is permitted for the amount of distributions paid by the Fund attributable to interest received by the Fund from its investments in Pennsylvania Municipal Securities and Federal Securities to the extent included in federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the federal income tax return that would not have been allowed under the Code if the interest were exempt from federal income tax. Distributions by the Fund attributable to most other sources may be subject to the Pennsylvania corporate net income tax. It is the current position of the Pennsylvania Department of Revenue that Fund shares are considered exempt assets (with a pro rata exclusion based on the value of the Fund attributable to its investments in Pennsylvania Municipal Securities and Federal Securities) for purposes of determining a corporation's capital stock value subject to the Commonwealth's capital stock or franchise tax.

Shares purchased as an investment in the Pennsylvania Municipal Securities Fund are exempt from Pennsylvania county personal property taxes to the extent that the Fund's investments consist of obligations which are themselves exempt from taxation in Pennsylvania.

The Fund intends to invest primarily in obligations which produce interest exempt from federal and Pennsylvania taxes. If the Fund invests in obligations that are not exempt for Pennsylvania purposes but are exempt for federal purposes, a portion of the Fund's distributions will be subject to Pennsylvania Personal Income Tax.

GENERAL INFORMATION

The Trust

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated September 9, 1991. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. In addition to the Funds, the Trust currently consists of the U.S. Treasury Securities Plus Money Market Fund, Short-Term Investment Fund, Intermediate-Term Government Securities Fund, GNMA Fund and Mid Cap Fund. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto.

Each Fund pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services, registering the shares under federal laws and filing with state securities commissions, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

The Advisor, in addition to providing investment advice to the Trust, provides investment advice to other clients. Some of these clients' funds are maintained in asset allocation accounts and may be invested in the Funds. From time to time, the Funds may experience relatively large purchases or redemptions due to asset allocation decisions made by the Advisor for its clients. These transactions may have a material effect on the Funds, since Funds that experience redemptions as a result of reallocations may have to sell portfolio securities and because Funds that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that Funds may be required to sell securities at times when they would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with purchases and sales of securities, and such sales may also increase transaction costs. The Advisor is committed to minimizing the impact of these transactions on the Funds to the extent it is consistent with pursuing the investment objectives of its asset allocation decisions on the Funds.


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

Trustees of the Trust

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights

Each share held entitles a Shareholder of record to one vote. The Shareholders of each Fund or class will vote separately on matters relating solely to that Fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

Reporting

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

Shareholder Inquiries

Shareholder inquiries should be directed to The Pillar Funds, P.O. Box 8523, Boston, MA 02266-8523.


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

Dividends

Shareholders automatically receive all income dividends and capital gain distributions in Class A Shares or Class B Shares, as appropriate, at the net asset value next determined following the record date, unless the Shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Administrator at least 15 days prior to the distribution. If any capital gain is realized, substantially all of it will be distributed at least annually.

Dividends and distributions of each Fund are paid on a per-share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a Shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

The amount of dividends payable on Class A Shares and Class B Shares will be less than the dividends payable on Class I Shares because of the distribution expenses charged to Class A and Class B Shares.

The Money Market Funds: The net investment income (exclusive of capital gains) of each Money Market Fund is determined and declared on each Business Day as a dividend to Shareholders of record as of the close of business on that day. Dividends are paid by the Funds on or about the first Business Day of the following month. Redeemed shares are not entitled to dividends declared the day the redemption order is effective.

The Fixed Income Funds: Each Fixed Income Fund declares dividends of substantially all of its net investment income (exclusive of capital gains) daily and distributes such dividends on or about the first Business Day of the following month. Shares purchased begin earning dividends on the Business Day following the date of purchase, and accrue dividends through and including the effective date of redemption.

The Equity and Balanced Funds: Substantially all of the net investment income (not including capital gains) of the Equity Growth, Equity Value, Equity Income and Balanced Funds is distributed in the form of quarterly dividends to Shareholders of record on the next to last Business Day of each quarter; and is declared and distributed annually as a dividend to Shareholders of record for the International Growth Fund.

Counsel and Independent Public Accountants

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.

DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of certain permitted investments and associated risk factors for the Funds:

AMERICAN DEPOSITARY RECEIPTS ("ADRs"), EUROPEAN DEPOSITARY RECEIPTS ("EDRs"), CONTINENTAL DEPOSITARY RECEIPTS ("CDRs") and GLOBAL DEPOSITARY RECEIPTS ("GDRs")-- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs, which are sometimes referred to as Continental Depositary Receipts, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities markets, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES--Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder. The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANKERS' ACCEPTANCES--Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

BRADY BONDS--Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas
F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank debt. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds ("Brady Bonds"). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with debt restructuring. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. Brady Bonds issued to date may be purchased and sold in the secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European securities depositories.

CERTIFICATES OF DEPOSIT--Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES--Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.


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

DERIVATIVES--Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., CMOs, REMICs, IOs and
POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPs), and privately issued stripped securities (e.g., TGRs, TRs and CATs). See elsewhere in this "Description of Permitted Investments" for discussions of these various instruments, and see "Investment Objectives and Policies" for more information about any investment policies and limitations applicable to their use.

EQUITY SECURITIES--Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of a Fund to fluctuate.

FIXED INCOME SECURITIES--Fixed income securities consist of bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.

FORWARD CURRENCY CONTRACTS--A Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund's securities are or may be denominated. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts, along with futures contracts and option transactions, are considered to be derivative securities and may present special risks. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into a Fund's long-term investment


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strategies. However, the Advisor and Sub-Advisor believe that it is important to have the flexibility to enter into forward currency contracts when it determines that the best interest of the Fund will be served.

The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. When the Advisor or Sub-Advisor believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Fund may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions. Generally, a Fund will enter into forward currency contracts only as a hedge against foreign currency exposure affecting the Fund. If a Fund enters into forward currency contracts to cover activities which are essentially speculative, the Fund will segregate cash or readily marketable securities with its Custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding the Fund's commitment with respect to such contracts.

To assure that a Fund's foreign currency contracts are not used for leverage, the net amount the Fund may invest in forward currency contracts is limited to the amount of the Fund's aggregate investments in foreign currencies.

By entering into forward foreign currency contracts, a Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the rise of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS--A Fund may enter into contracts for the purchase or sale of securities, including index contracts or foreign currencies. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract on securities or currency is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month. A Fund may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the


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

decrease in market value of its common stocks that might otherwise result; and it may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. A Fund may enter into futures contracts and options thereon to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and premiums on options and may engage in futures contracts to the extent that obligations relating to such futures contracts represent not more than 20% of the Fund's total assets.

A Fund may also purchase and write options to buy or sell futures contracts. A Fund may write options on futures only on a covered basis. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.

When a Fund enters into a futures transaction it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained in a segregated account at the custodian bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract. In addition, a Fund will segregate liquid assets in an amount equal to its obligations under such contract. A Fund will enter into such futures and options on futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.

Options and futures can be volatile investments and involve certain risks. If the Advisor or Sub-Advisor applies a hedge at an inappropriate time or judges interest rates incorrectly, options and futures strategies may lower a Fund's return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other instruments, or if it could not close out its positions because of an illiquid secondary market.

ILLIQUID SECURITIES--Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Not more than 10% of the net assets of a Money Market Fund or 15% of the net assets of a Non-Money Market Fund will be invested in such instruments. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, if there is no secondary market for such security. Restricted securities, including Rule 144A securities, that meet the criteria established by the Trustees of the Trust will be considered liquid.

INVESTMENT COMPANIES--A Fund may invest up to 10% of its total assets in shares of other investment companies. Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invest in the securities markets of those


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

countries. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' fund securities, and are subject to limitations under the 1940 Act.

A Fund does not intend to invest in other investment companies unless, in the judgment of the Advisor or Sub-Advisor, the potential benefits of such investment exceed the associated costs relative to the benefits and costs associated with direct investments in the underlying securities. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees.

JUNK BONDS--Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit a Fund's ability to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

MONEY MARKET SECURITIES-- Money market securities include short-term U.S. Government Securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by an NRSRO or determined by the Advisor or Sub-Advisor to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities.

MORTGAGE-BACKED SECURITIES--Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

Government Pass-Through Securities: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, FNMA and FHLMC. FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S.


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Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

Private Pass-Through Securities: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

Collateralized Mortgage Obligations ("CMOs"): CMOs are debt obligations or multi-class pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

REMICs: A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

Parallel Pay Securities; PAC Bonds: Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require


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

payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

REITs: REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the property owned or the quality of the mortgages held by the trust.

Stripped Mortgage-Backed Securities ("SMBs"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities and can experience wide swings in value in response to changes in interest rates and associated mortgage prepayment rates. During times when interest rates are experiencing fluctuations, such securities can be difficult to price on a consistent basis. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

Risk Factors: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MUNICIPAL SECURITIES--Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (tolls from a toll bridge, for example). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely


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on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal securities include both municipal notes and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes, construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.

OPTIONS--A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to protect against an increase in the cost of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered put and call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and


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

for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates.

Call options on securities or foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying security or foreign currency. With respect to put options on securities or foreign currency written by a Fund, the Fund will establish a segregated account with its custodian bank consisting of liquid assets in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing liquid assets with its custodian in an amount at least equals to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Risk Factors. Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

RECEIPTS--Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash


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payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying investments.

REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Fund will have actual or constructive possession of the security as collateral for the repurchase agreement. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS--Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risks and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. The Advisor will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. In addition, the Trustees must approve or ratify the purchase of unrated securities or securities rated by only one rating organization by the Prime Obligation Money Market Fund. In the case of taxable money market funds, investments in second tier securities are subject to the further constraint that (i) no more than 5% of a Fund's assets may be invested in such securities in the aggregate, and (ii) any investments in such securities of one issuer is limited to the greater of 1% of a Fund's total assets or $1 million. A taxable money market fund may hold more than 5% of its assets in the first tier securities of a single issuer for three business days.

SECURITIES OF FOREIGN ISSUERS--There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments, the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in


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

effecting repatriation of capital invested abroad and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. Also it may be more difficult to obtain a judgment in a court outside the United States.

SECURITIES LENDING--In order to generate additional income, a Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 102% of the market value of the securities lent. A Fund continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. A Fund pays lending and other fees in connection with securities loans.

STANDBY COMMITMENTS AND PUTS--Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to a Fund owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. A Fund will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

TAXABLE MUNICIPAL SECURITIES--Taxable Municipal Securities are municipal securities the interest on which is not exempt from federal income tax. Taxable Municipal Securities include "private activity bonds" that are issued by or on behalf of states or their political subdivisions to finance privately-owned or operated facilities for business and manufacturing, housing, sports, and pollution control and to finance activities of, and facilities for, charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking lots and low income housing. The payment of principal and interest on private activity bonds is not backed by a pledge of tax revenues, and is dependent solely on the ability of the facility's operator to meet its financial obligations, and may be secured by a pledge of the financed real and/or personal property.

TIME DEPOSITS--Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits maturing in more than seven days are considered to be illiquid securities.

U.S. GOVERNMENT AGENCIES--Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing


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

Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Fund will maintain with the Custodian a separate account with liquid assets in an amount at least equal to these commitments. The interest rate realized, if any, on these securities is fixed as of the purchase date and no interest accrues to a Fund before settlement. These securities may be subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems such action appropriate.


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

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Summary........................................................................3
Expense Summary................................................................8
Financial Highlights..........................................................20
The Trust.....................................................................23
Investment Objectives and Policies............................................35
Investment Limitations........................................................37
The Advisor...................................................................39
The Sub-Advisor...............................................................40
The Administrator.............................................................40
The Transfer Agent............................................................40
The Shareholder Servicing Agent...............................................41
The Distributor...............................................................41
Purchase and Redemption of Shares.............................................42
Performance...................................................................56
Taxes.........................................................................58
General Information...........................................................62
Description of Permitted Investments..........................................65

     The Pillar Funds is a registered service mark of Summit Bank. Your Investment Foundation, Pillar and the stylized "P" logo are service marks of Summit Bank. Summit is a registered service mark of Summit Bancorp. Summit Bank and Summit Bancorp are service marks of Summit Bancorp.

                                    ADVISOR:

                              [ SUMMIT BANK LOGO ]

                                  DISTRIBUTOR:
                         SEI FINANCIAL SERVICES COMPANY
                                ----------------

                            Oaks, Pennsylvania 19456
                                 1-800-932-7782


                                    [ LOGO ]

                                   THE PILLAR
                                    FUNDS(R)

                                 Class A Shares
                                       and
                                 Class B Shares

                       Prime Obligation Money Market Fund
                   U.S. Treasury Securities Money Market Fund
                          Tax-Exempt Money Market Fund
                                Fixed Income Fund
                      New Jersey Municipal Securities Fund
                     Pennsylvania Municipal Securities Fund
                               Equity Growth Fund
                                Equity Value Fund
                               Equity Income Fund
                                  Balanced Fund
                            International Growth Fund

Prospectus April 30, 1997

The Pillar Funds

                               Class I Shares

      Investment Advisor:
      Summit Bank Investment Management Division, a division of Summit Bank

The Pillar Funds (the "Trust") consists of mutual fund portfolios seeking to provide a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the Class I Shares of the following funds (each, a "Fund," and together, the "Funds"):

      o     Short-Term Investment Fund
      o     GNMA Fund

The Trust's Class I Shares are offered without distribution fees to: (i) institutional investors (including Summit Bank, its affiliates and correspondent banks) for the investment of their own funds; (ii) any individual or institution (including Summit Bank, its affiliates and correspondent banks) for the investment of funds held by such individual or institution in a fiduciary, agency, custodial or other representative capacity, if such individual or institution is able to provide complete shareholder recordkeeping services with respect to shares purchased and held in such capacity; and (iii) any "qualified customer" who has entered into an agreement with Summit Bank, its affiliates or correspondent banks ("Qualified Customers"). Persons who own Class I Shares of the Funds are referred to herein as "Shareholders."

CLASS I SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, ENDORSED OR GUARANTEED BY, ANY BANK (INCLUDING SUMMIT BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.

Amounts invested in the Funds are subject to investment risks, including possible loss of the principal amount invested.

This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated April 30, 1997 has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456 or by calling 1-800-932-7782. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND

EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

April 30, 1997
Class I

                                   SUMMARY

The Pillar Funds (the "Trust") consists of open-end management investment companies which provide a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Class I Shares (which, until April 30, 1997, were designated as Class A Shares) of the Trust's Short-Term Investment and GNMA Funds (the "Funds").

     What are the Investment Objectives? The Short-Term Investment Fund seeks a high level of total return, primarily through current income, consistent with preservation of capital; and the GNMA Fund seeks the highest level of current income consistent with preservation of principal and a high degree of liquidity.

     There is no assurance that a Fund will meet its investment objective. See "Investment Objectives and Policies."

     What are the Permitted Investments? The Short-Term Investment Fund invests at least 65% of its assets in U.S. and Canadian Government obligations, corporate debt securities, short-term bank obligations and repurchase agreements.

     The GNMA Fund invests primarily in mortgage pass-through securities, with at least 65% of its total assets being invested in instruments issued by the Government National Mortgage Association ("GNMA").

     The investments of the Funds are subject to market and interest rate fluctuations which may affect the value of a Fund's shares. In addition, certain securities, such as mortgage-backed securities, are subject to the risk of prepayment during periods of declining interest rates which may affect a Fund's ability to lock-in longer term rates during such periods. See "Investment Objectives and Policies," "General Investment Policies," "Risk Factors" and "Description of Permitted Investments."

     Who is the Advisor? Summit Bank Investment Management Division, a division of Summit Bank, serves as the advisor (the "Advisor") to the Trust. See "The Advisor."

     Who is the Administrator? SEI Fund Resources serves as the administrator (the "Administrator") of the Trust. See "The Administrator."

     Who is the Transfer Agent? State Street Bank and Trust Company acts as transfer agent (the "Transfer Agent") for the Trust. See "The Transfer Agent."

     Who is the Shareholder Servicing and Dividend Disbursing Agent? Boston Financial Data Services is the Trust's dividend disbursing agent and shareholder servicing agent. See "The Shareholder Servicing Agent."

     Who is the Distributor? SEI Financial Services Company acts as distributor (the "Distributor") of the Trust's shares. See "The Distributor."

     How do I Purchase and Redeem Shares? Purchases and redemptions of Fund shares may be made through the Distributor on any "Business Day." A "Business Day" for a Fund is any day that the New York Stock Exchange is open for trading. A purchase order will be effective as of the Business Day received by the Distributor if the Distributor receives the order and payment in federal funds before 4:00 p.m., Eastern time. Redemption orders must be placed prior to 4:00 p.m., Eastern time, on any Business Day for the order to be effective that day. The purchase and redemption price for shares is the net asset value per share determined as of the end of the day the order is effective. See "Purchase and Redemption of Shares."

     How are Dividends Paid? Each Fund declares dividends of substantially all of its net investment income (exclusive of capital gains) daily and distributes such dividends on or about the first Business Day of the following month. Any capital gains will be distributed at least annually. Dividends are paid in additional shares unless the Shareholder elects to take the payment in cash. See "Dividends."

                              EXPENSE SUMMARY

                               Class I Shares

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)

                                             Short-Term Investment
                                                   Fund               GNMA Fund
--------------------------------------------------------------------------------
Advisory Fees (after fee waivers)(1), (2)          .43%                  .25%
Other Expenses..........................           .37%                  .55%
--------------------------------------------------------------------------------
Total Operating Expenses (after
  fee waivers)(1), (2)  ................           .80%                  .80%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit Total Operating Expenses of Class I Shares of each Fund to not more than .80% of average daily net assets. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion. Additional Information may be found under "The Advisor," "The Administrator" and "The Distributor."

(2) Absent a fee waiver for the Funds, the Advisory Fee would be .60% for each Fund and Total Operating Expenses would be .97% and 1.15% for the Short-Term Investment and GNMA Funds, respectively.

Example - Class I Shares
-------------------------------------------------------------------------------
                                    1yr.        3yrs.       5yrs.       10yrs.
-------------------------------------------------------------------------------
An investor would pay the
following expenses on a $1,000
investment in a Fund assuming
(1) a 5% annual return and (2)
redemption at the end of each
time period:
   Each Fund..................      $ 8         $26         $44         $99
===============================================================================

The example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Funds. Financial institutions may impose fees on their customers in addition to those described above. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."

FINANCIAL HIGHLIGHTS

                              The Pillar Funds

The following information has been audited by Arthur Andersen LLP, the Trust's independent public accountants, as indicated in their report dated February 14, 1997 on the Trust's financial statements as of December 31, 1996, which is incorporated by reference into the Trust's Statement of Additional Information under "Financial Information." Additional performance information is contained in the Trust's 1996 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-932-7782. These tables should be read in conjunction with the Trust's financial statements and notes thereto.


                                                       Distri-
                                         Realized      butions
                   Net Asset             and           from       Distri-                                           Ratio of
                   Value       Net       Unrealized    Net        butions                              Net Assets   Expenses
                   Begin-      Invest-   Gains or      Invest-    from        Net Asset                End of       to
                   ning of     ment      Losses on     ment       Capital     Value End    Total       Period       Average
                   Period      Income    Securities    Income     Gains       of Period    Return       (000)       Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Short-Term  Investment Fund
CLASS I
1996             $ 10.02      $ 0.48      $ (0.01)    $(0.48)      ---          $10.01        4.86%    $ 31,630        0.80%
-----------------------------------------------------------------------------------------------------------------------------------
1995                9.97        0.55         0.05      (0.55)      ---           10.02         6.19      30,642        0.80
-----------------------------------------------------------------------------------------------------------------------------------
1994               10.01        0.35        (0.04)     (0.35)      ---            9.97         3.21      29,187        0.80
-----------------------------------------------------------------------------------------------------------------------------------
1993               10.01        0.29          ---      (0.29)      ---           10.01         2.96      31,337        0.80
-----------------------------------------------------------------------------------------------------------------------------------
1992(1)            10.00        0.27         0.03      (0.27)  $ (0.02)          10.01        3.47*      30,998        0.80
-----------------------------------------------------------------------------------------------------------------------------------
GNMA Fund
-----------------------------------------------------------------------------------------------------------------------------------
CLASS I           $ 9.94      $ 0.60      $ (0.31)    $(0.60)      ---          $ 9.63        3.09%     $ 6,570        0.80%
1996
-----------------------------------------------------------------------------------------------------------------------------------
1995                8.85        0.60         1.09      (0.60)      ---            9.94        19.52       8,750        0.80
-----------------------------------------------------------------------------------------------------------------------------------
1994                9.85        0.54        (1.00)     (0.53)   $ (0.01)          8.85       (4.71)       6,983        0.80
-----------------------------------------------------------------------------------------------------------------------------------
1993(2)            10.00        0.34        (0.15)     (0.34)      ---            9.85        2.80*      10,900        0.80
-----------------------------------------------------------------------------------------------------------------------------------


                                    Ratio of           Ratio of
                                    Expenses           Net Income     Port-
                  Ratio of          to Average         to Average     folio
                  Income to         Net Assets         Net Assets     Turn-
                  Average           (Excluding         (Excluding     over
                  Net Assets        Waivers)           Waivers)       Rate
-----------------------------------------------------------------------------
CLASS I
1996               4.85%              0.96%             4.69%          33.83%
-----------------------------------------------------------------------------
1995               5.52               0.97              5.35           64.85
-----------------------------------------------------------------------------
1994               3.51               0.94              3.37           68.39
-----------------------------------------------------------------------------
1993               2.94               0.95              2.79           81.92
-----------------------------------------------------------------------------
1992(1)            3.50               1.01              3.29           68.15
-----------------------------------------------------------------------------
GNMA Fund
-----------------------------------------------------------------------------
CLASS I            6.23%              1.16%             5.87%           5.77%
1996
-----------------------------------------------------------------------------
1995               6.29               1.13              5.96            9.69
-----------------------------------------------------------------------------
1994               5.72               0.97              5.55          102.77
-----------------------------------------------------------------------------
1993(2)            4.48               1.08              4.20          252.73
-----------------------------------------------------------------------------

*    Annualized.

(1) The Short-Term Investment Fund commenced operations on April 1, 1992. Ratios for this period have been annualized.

(2) The GNMA Fund (Class I Shares) commenced operations on May 3, 1993. Ratios for this period have been annualized.

THE TRUST

The Pillar Funds (the "Trust") is an open-end management investment company that consists of diversified and non-diversified portfolios. The Trust currently offers units of beneficial interest ("shares") in sixteen separate investment portfolios through up to three separate classes of shares (Class A (formerly, Class B), Class B and Class I (formerly, Class A)) which provide for variations in distribution costs, voting rights, sales loads, minimum investments, redemption fees, transfer agency fees and dividends. Except for these differences between classes, each share of each portfolio represents an undivided proportionate interest in that portfolio. This Prospectus relates to the Class I Shares of the Short-Term Investment and GNMA Funds. Both Funds described herein are diversified mutual funds. Information regarding the Trust's other portfolios and the Class A Shares of the Funds is contained in separate prospectuses that may be obtained from the Trust's Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456 or by calling 1-800-932-7782.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective and policies of each Fund are described below. For additional information regarding risks and permitted investments of the Funds, see "Risk Factors," "General Investment Policies" and "Description of Permitted Investments" in this Prospectus and "Description of Permitted Investments" and "Description of Ratings" in the Statement of Additional Information. There is no assurance that the investment objective of either Fund will be met.

The Short-Term Investment Fund

The investment objective of this Fund is to provide a high level of total return, primarily through current income, consistent with preservation of capital. The Fund may not invest in certain securities that may earn a higher return but which are more volatile and riskier than the Fund's permitted investments.

At least 65% of the Fund's assets will be invested in (i) bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal Bank Entry System ("U.S. Treasury Obligations"); (ii) obligations issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. Government ("U.S. Government Agencies"); (iii) corporate debt obligations rated in one of the three highest rating categories by a nationally recognized statistical ratings organization (an "NRSRO") or determined by the Advisor to be of comparable quality at the time of investment; (iv) commercial paper rated in the highest short-term rating category by an NRSRO or determined by the Advisor to be of comparable quality at the time of investment; (v) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; (vi) securities of the government of Canada and its provincial and local governments; (vii) custodial receipts evidencing separately traded interest and principal component parts of U.S. Treasury Obligations;

and (viii) repurchase agreements involving such securities. Of this amount, the Fund may, for temporary defensive purposes, invest up to 35% of its assets in commercial paper rated in one of the two highest short-term rating categories by an NRSRO or determined by the Advisor to be of comparable quality at the time of investment. Securities rated A are considered to be investment grade, but could be more vulnerable to adverse developments than obligations with higher ratings. In addition, the Fund may invest in corporate bonds and debentures and commercial paper issued by foreign issuers.

The remaining 35% of the Fund's assets may be invested in (i) mortgage-backed securities consisting of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories by an NRSRO and which are backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) asset-backed securities secured by company receivables, truck and auto loans, leases and credit card receivables rated in one of the top two rating categories by an NRSRO.

The Fund will maintain a dollar-weighted average portfolio maturity of three years or less.

The GNMA Fund

The investment objective of this Fund is to provide the highest level of current income consistent with preservation of principal and a high degree of liquidity.

The Fund invests primarily in mortgage pass-through securities with at least 65% of its total assets generally being invested in instruments issued by GNMA. The balance of the Fund's assets may consist of: (i) U.S. Treasury Obligations; (ii) U.S. Government Agencies; (iii) repurchase agreements involving any of such obligations; and (iv) shares of money market investment companies investing exclusively in such obligations. The Fund intends to maintain a reasonable cash position in money market instruments which meet the foregoing criteria so as to provide a high degree of liquidity.

General Investment Policies

For temporary defensive purposes when the Advisor determines that market conditions warrant, each Fund may invest up to 100% of its assets in those money market instruments which are among its permitted investments. To the extent a Fund is engaged in temporary defensive investing, the Fund will not be pursuing its investment objective.

Each Fund may purchase mortgage-backed securities issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. The Short-Term Investment Fund may also invest in mortgage-backed securities issued by private issuers rated in one of the two highest rating categories by an NRSRO and backed by mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The principal governmental issuers or guarantors of mortgage-backed securities are GNMA, the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). The GNMA Fund may purchase mortgage pass-throughs, notes or debentures directly issued and guaranteed by GNMA, FNMA, FHLMC and Federal Home Loan Banks. Obligations of GNMA are backed by the full faith and credit of the U.S. Government while obligations of FNMA and FHLMC are supported by the respective agency only. The Funds may purchase mortgage-backed securities that are backed or collateralized by fixed, adjustable or floating rate mortgages.

Each Fund may invest in floating or variable rate obligations and may purchase securities on a when-issued basis. In addition, each Fund reserves the right to engage in securities lending but has no present intention to do so.

If after purchase the rating of a security held by a Fund drops below the prescribed investment quality, such security shall be sold at a time when, in the judgment of the Advisor, it is not in the Fund's interest to continue to hold such security.

Risk Factors

The market value of each Fund's fixed income investments will fluctuate in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect a Fund's net asset value.

Mortgage-backed securities are subject to prepayment of the underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying these securities can be expected to accelerate. When the mortgage-backed securities held by a Fund are prepaid, the Fund must reinvest the proceeds in securities, the yield on which reflects prevailing interest rates. Thus, mortgage-backed securities may not be an effective means of locking in long-term interest rates for a Fund.

Investments in securities of foreign issuers may subject the Short-Term Investment Fund to different risks than those attendant to investments in securities of U.S. issuers, such as differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, and political instability. There may also be less publicly available information with regard to foreign issuers than domestic issuers. In addition, foreign markets may be characterized by less liquidity, greater price volatility, less regulation and higher transaction costs than U.S. markets.

Portfolio Turnover

Under normal circumstances, it is anticipated that the annual portfolio turnover rate for each Fund will not exceed 100%. The historical portfolio turnover rates for each Fund are set forth in the Financial Highlights above.

INVESTMENT LIMITATIONS

The investment objective and the following investment limitations are fundamental policies of each Fund. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares.

Each Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of each Fund's total assets.

2. Purchase any securities which would cause more than 25% of the total assets of any Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities or to investments in tax-exempt securities issued by governments or political subdivisions of governments. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas, gas transmissions, electric and telephone will each be considered a separate industry; and (ii) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

The foregoing percentage limitations apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

It is a non-fundamental policy of each Fund to invest no more than 15% of its net assets in illiquid securities (as defined under "Description of Permitted Investments").

THE ADVISOR

Summit Bank Investment Management Division, a division of Summit Bank (the "Advisor"), serves as the investment advisor to the Trust. The Advisor makes the investment decisions for the assets of the Funds and continuously reviews, supervises and administers each Fund's investment program subject to the supervision of, and policies established by, the Trustees of the Trust.

Summit Bank, 210 Main Street, Hackensack, New Jersey 07601, was chartered in 1899 and has been exercising trust powers and managing money since 1916. The Investment Management Division began as a separate operating division of the Bank in 1973. The Bank's investment professionals have, on average, over 20 years of experience in investment management. As of December 31, 1996, total assets under management were approximately $6.7 billion.

Summit Bank is a wholly-owned subsidiary of Summit Bancorp., an interstate bank holding company with over $22 billion in assets and over 340 banking offices, predominantly in New Jersey and eastern Pennsylvania, as of December 31, 1996.

Robert B. Lowe is a Vice President of the Advisor and currently manages the Short-Term Investment and GNMA Funds. Mr. Lowe has managed the Short-Term Investment Fund since its inception in April, 1992. He has managed the GNMA Fund since its inception in May, 1993. Mr. Lowe joined Summit Bank in 1989.


The Advisor is entitled to a fee from each Fund, which is calculated daily and paid monthly at the annual rate of the respective Fund's average daily net assets as set forth in the following table. The Advisor has voluntarily agreed to waive all or a portion of its fees to limit the total operating expenses of Class I Shares of each Fund to the respective levels set forth below. The Advisor reserves the right to terminate any and all fee waivers at any time in its sole discretion. Also set forth below are the advisory fees each Fund paid to the Advisor (shown as a percentage of average daily net assets) for the fiscal year ended December 31, 1996.

--------------------------------------------------------------------------------
                                               Maximum Total      Fees Received
                                Contractual  Operating Expense   In Fiscal Year
                                    Fee       After Fee Waiver        1996
--------------------------------------------------------------------------------
Short-Term Investment Fund          .60%          .80%               .43%
--------------------------------------------------------------------------------
GNMA Fund                           .60%          .80%               .25%
--------------------------------------------------------------------------------

Summit Bank has also entered into a custodian agreement with the Trust, under which it provides all securities safekeeping services as required by the Funds and the 1940 Act. The Trust pays Summit Bank (referred to herein in its custodial capacity as the "Custodian") a custodian fee, which is calculated daily and paid monthly, at an annual rate of .025% of the average daily net assets of each Fund.

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator") serves as the Administrator of the Trust. The Administrator provides the Trust with administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of each Fund.

THE TRANSFER AGENT

State Street Bank and Trust Company (the "Transfer Agent"), 225 Franklin St., Boston, Massachusetts 02110 is the Trust's transfer agent.

THE SHAREHOLDER SERVICING AGENT

Boston Financial Data Services, 2 Heritage Drive, North Quincy, Massachusetts 02171 is the Trust's dividend disbursing agent and shareholder servicing agent.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, acts as the Distributor of the Trust's shares. No compensation is paid to the Distributor for distribution services for the Class I Shares of the Fund. Class I Shares of the Fund are offered without distribution fees to: (i) institutional investors (including Summit Bank, its affiliates and correspondent banks) for the investment of their own funds; (ii) individuals and institutions (including Summit Bank, its affiliates and correspondent banks) for the investment of funds held by such individuals or institutions in a fiduciary, agency, custodial or other representative capacity if such individuals or institutions are able to provide complete shareholder recordkeeping services with respect to shares purchased and held in such capacity; and (iii) any qualified customer who has entered into an agreement with Summit Bank, its affiliates or correspondent banks ("Qualified Customers").

Class A Shares of the Funds are offered to all persons. Consequently, it is possible that individuals and institutions may offer different classes of shares of a Fund to their customers and thus receive different compensation with respect to different classes of shares. In addition, individuals and institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers. Each Fund may also execute brokerage or other agency transactions through an affiliate of the Advisor or through the Distributor for which such affiliate or the Distributor receives compensation.

PURCHASE AND REDEMPTION OF SHARES

Shares of each Fund are sold on a continuous basis and may be purchased on any day that the New York Stock Exchange is open for trading (a "Business Day"). Generally, (i) an investor in the Class I Shares of a Fund must pay for shares by federal funds and (ii) checks (including third party and credit card checks), credit cards and cash will not be accepted for payment of Class I Shares.

A purchase or redemption order for shares of a Fund will be executed at a per share price equal to the net asset value next determined after the appropriate order is effective.

The net asset value per Class I Share of a Fund is determined by dividing the total value of the Fund's investments and other assets that are allocated to its Class I Shares, less any liabilities that are allocated to its Class I Shares, by the Fund's total outstanding Class I Shares. The net asset value per share of the Funds is determined as of 4:00 p.m., Eastern time, each Business Day. Purchases will be made in full and fractional shares of a Fund calculated to three decimal places. A Fund may use a pricing service to provide market quotations. A pricing service may use a matrix system of valuation to value fixed income securities which considers factors such as securities prices, yield features, ratings and developments related to a specific security.

No certificates representing shares will be issued.

Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If market conditions are extraordinarily active, or other extraordinary circumstances exist, Shareholders who experience difficulties placing redemption orders by telephone may wish to consider placing the redemption order by other means.

The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust, the Fund or its Shareholders to accept such order. Qualified Customers should call the Transfer Agent for information regarding requirements for purchase and redemption orders.

A purchase order for a Fund will be effective as of the Business Day received by the Distributor if the Distributor receives the order and payment in federal funds before 4:00 p.m., Eastern time.

All other purchase orders accompanied by payment, except those of certain types of investors as described below, will be effective the next Business Day. Certain institutional investors and financial institutions, such as Summit Bank, that have entered into a settlement agreement with the Distributor, may make payment in federal funds for purchases of Funds to the Distributor by 12:00 noon, Eastern time, the Business Day following the effective date of the trade. A purchase order may be canceled if the Distributor does not receive federal funds before 12:00 noon, Eastern time, the next Business Day. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow time for processing and transmittal of these orders to the Distributor for effectiveness the same day.

Shareholders who desire to redeem shares of a Fund must place their redemption orders prior to 4:00 p.m., Eastern time, on any Business Day, for the order to be effective on that Business Day. The redemption price of shares is the net asset value of a Fund next determined after the redemption order is effective. Payment on redemption will be made as promptly as possible by the next Business Day transfer of federal funds and, in any event, within seven days after the redemption order is effective.

Each Fund intends to pay cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

PERFORMANCE

Computation of Yield

From time to time, the Funds may advertise their "yields," which are based on historical earnings and are not intended to indicate future performance. The "current yield" of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment.

Computation of Total Return

The total return of a Fund refers to the average compounded rate of return on a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

A Fund may periodically compare its performance to that of: (i) of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. A Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk adjusted performance. A Fund may use long-term performance of the capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.

A Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of a Fund or its Shareholders. Accordingly, Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

Tax Status of the Funds

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other investment portfolios. Each Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which is distributed to Shareholders.

Tax Status of Distributions

Each Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gain) to Shareholders. Dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares and will not qualify for the dividends-received deduction otherwise available to corporate shareholders. Any dividends from net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be distributed annually and will be treated as long-term capital gains. Capital gains distributions also will not qualify for the dividends-received deduction regardless of how long the Shareholder has held shares. Each Fund will make annual reports to Shareholders of the federal income tax status of all distributions.

Interest received on direct U.S. Government obligations that is exempt from tax at the state level when received directly may be exempt, depending on the state, when received by a Shareholder from a Fund, provided certain conditions are satisfied. Interest received on repurchase agreements normally is not exempt from state taxation. Each Fund annually will inform Shareholders of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from a Fund is considered tax-exempt in their particular states.

Certain securities purchased by the Funds (such as STRIPs, TRs, TIGRs and CATs, defined under "Description of Permitted Investments") are sold at original issue discount and thus generally do not make periodic cash interest payments. A Fund will be required to include as part of its current income the accreted interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its Shareholders, a Fund may have to sell portfolio securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.

Dividends declared by a Fund in October, November or December of any year and payable to Shareholders of record on a date in these months will be deemed to have been paid by the Fund and received by the Shareholders on December 31 if paid by the Fund at any time during the following January.

Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

The sale, exchange or redemption of Fund shares is a taxable event to the Shareholder.

Generally, gain or loss on the sale, exchange or redemption of a share will be capital gain or loss which will be long-term if the share has been held for more than one year and otherwise will be short-term. However, if a Shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed capital gains of the Fund with respect to such share are included in determining the Shareholder's long-term capital gains), the Shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund which have been included in determining such Shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). Investors should particularly note that this loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Income derived by a Fund from obligations of foreign issuers may be subject to foreign withholding taxes. The Funds will not be able to elect to treat Shareholders as having paid their proportionate share of such foreign taxes.

GENERAL INFORMATION

The Trust

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated September 9, 1991. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. In addition to the Funds, the Trust currently consists of the U.S. Treasury Securities Plus Money Market, U.S. Treasury Securities Money Market, Prime Obligation Money Market, Tax-Exempt Money Market, Fixed Income, New Jersey Municipal Securities, Pennsylvania Municipal Securities, Intermediate-Term Government Securities, Equity Growth, Equity Value, Equity Income, Mid Cap, International Growth and Balanced Funds. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto.

Each Fund pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services, registering the shares under federal laws and filing with state securities commissions, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

The Advisor, in addition to providing investment advice to the Trust, provides investment advice to other clients. Some of these clients' funds are maintained in asset allocation accounts and may be invested in the Funds. From time to time, the Funds may experience relatively large purchases or redemptions due to asset allocation decisions made by the Advisor for its clients. These transactions may have a material effect on the Funds, since Funds that experience redemptions as a result of reallocations may have to sell portfolio securities and because Funds that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that Funds may be required to sell securities at times when they would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with purchases and sales of securities, and such sales may also increase transaction costs. The Advisor is committed to minimizing the impact of these transactions on the Funds to the extent it is consistent with pursuing the investment objectives of its asset allocation decisions on the Funds.

Trustees of the Trust

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights

Each share held entitles a Shareholder of record to one vote. The Shareholders of each Fund or class will vote separately on matters relating solely to that Fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

Reporting

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

Shareholder Inquiries

Shareholder inquiries should be directed to The Pillar Funds, P.O. Box 8523, Boston, MA 02266-8523.

Dividends

Each Fund declares dividends of substantially all of its net investment income (exclusive of capital gains) daily and distributes such dividends on or about the first Business Day of the following month. Shares purchased begin earning dividends on the Business Day following the date of purchase and accrue dividends through and including the effective date of redemption. If any capital gain is realized, substantially all of it will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional Class I Shares, unless a Shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Administrator at least 15 days prior to the distribution.

Dividends and distributions of each Fund are paid on a per-share basis. The amount of dividends payable on Class I Shares will be more than the dividends payable on the Class A Shares because of the distribution expenses charged to Class A Shares.

Counsel and Independent Public Accountants

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.

DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of certain permitted investments and associated risk factors for the Funds:

ASSET-BACKED SECURITIES--Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder. The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANKERS' ACCEPTANCES--Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT--Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER-- Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

FIXED INCOME SECURITIES--Fixed income securities consist of bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.

ILLIQUID SECURITIES--Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Not more than 15% of the net assets of a Fund will be invested in such instruments. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, if there is no secondary market for such security. Restricted securities, including Rule 144A securities, that meet the criteria established by the Trustees of the Trust will be considered liquid.

INVESTMENT COMPANIES--A Fund may invest up to 10% of its total assets in shares of other investment companies. Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invest in the securities markets of those countries. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' fund securities, and are subject to limitations under the 1940 Act.

A Fund does not intend to invest in other investment companies unless, in the judgment of the Advisor the potential benefits of such investment exceed the associated costs relative to the benefits and costs associated with direct investments in the underlying securities. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees.

MORTGAGE-BACKED SECURITIES--Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

Government Pass-Through Securities: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, FNMA and FHLMC. FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

Private Pass-Through Securities: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

Collateralized Mortgage Obligations ("CMOs"): CMOs are debt obligations or multi-class pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

REMICs: A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

Parallel Pay Securities; PAC Bonds: Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

REITs: REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the property owned or the quality of the mortgages held by the trust.

Stripped Mortgage-Backed Securities ("SMBs"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities and can experience wide swings in value in response to changes in interest rates and associated mortgage prepayment rates. During times when interest rates are experiencing fluctuations, such securities can be difficult to price on a consistent basis. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

Risk Factors: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

RECEIPTS--Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying investments.

REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed-upon price on an agreed-upon date within a number of days from the date of purchase. The Fund will have actual or constructive possession of the security as collateral for the repurchase agreement. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

SECURITIES OF FOREIGN ISSUERS--There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments, the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. Also it may be more difficult to obtain a judgment in a court outside the United States.

SECURITIES LENDING--In order to generate additional income, a Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 102% of the market value of the securities lent. A Fund continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. A Fund pays lending and other fees in connection with securities loans.

TIME DEPOSITS--Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits maturing in more than seven days are considered to be illiquid securities.

U.S. GOVERNMENT AGENCIES--Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Fund will maintain with the Custodian a separate account with liquid assets or cash in an amount at least equal to these commitments. The interest rate realized, if any, on these securities is fixed as of the purchase date and no interest accrues to a Fund before settlement. These securities may be subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems such action appropriate.

TABLE OF CONTENTS
 ------------------------------------------------------------------------------
Summary                                                                    3
Expense Summary                                                            5
Financial Highlights                                                       6
The Trust                                                                  8
Investment Objectives and Policies                                         8
Investment Limitations                                                    10
The Advisor                                                               11
The Administrator                                                         12
The Transfer Agent                                                        12
The Shareholder Servicing Agent                                           12
The Distributor                                                           12
Purchase and Redemption of Shares                                         13
Performance                                                               14
Taxes                                                                     15
General Information                                                       17
Description of Permitted Investments                                      18

The Pillar Funds is a registered service mark of Summit Bank. Your Investment Foundation, Pillar and the stylized "P" logo are service marks of Summit Bank. Summit is a registered service mark of Summit Bancorp. Summit Bank and Summit Bancorp are service marks of Summit Bancorp.

                                  ADVISOR:

                            [ SUMMIT BANK LOGO ]

                                DISTRIBUTOR:
                       SEI FINANCIAL SERVICES COMPANY
                              ----------------
                          Oaks, Pennsylvania 19456
                               1-800-932-7782


                                  [ LOGO ]

                                 THE PILLAR
                                   FUNDS

                               Class I Shares

                         Short-Term Investment Fund
                                 GNMA Fund

Prospectus April 30, 1997

The Pillar Funds

                                 Class I Shares

     Investment Advisor:
     Summit Bank Investment Management Division, a division of Summit Bank

The Pillar Funds (the "Trust") consists of mutual fund portfolios seeking to provide a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the Class I Shares of the following funds (each a "Fund," and collectively, the "Funds"):

                         Money Market Funds
                         ------------------
               o   U.S. Treasury Securities Money Market Fund
               o   Prime Obligation Money Market Fund
               o   Tax-Exempt Money Market Fund

     Fixed Income Funds                             Equity and Balanced Funds
     ------------------                             -------------------------
     o Fixed Income Fund                            o Equity Growth Fund
     o New Jersey Municipal Securities Fund         o Equity Value Fund
     o Pennsylvania Municipal Securities Fund       o Equity Income Fund
     o Intermediate-Term Government                 o Mid Cap Fund
          Securities Fund                           o International Growth Fund
                                                    o Balanced Fund



The Trust's Class I Shares are offered without distribution fees to: (i) institutional investors (including Summit Bank, its affiliates and correspondent banks) for the investment of their own funds; (ii) any individual or institution (including Summit Bank, its affiliates and correspondent banks) for the investment of funds held by such individual or institution in a fiduciary, agency, custodial or other representative capacity, if such individual or institution is able to provide complete shareholder recordkeeping services with respect to shares purchased and held in such capacity; and (iii) any "qualified customer" who has entered into an agreement with Summit Bank, its affiliates or correspondent banks ("Qualified Customers"). Persons who own Class I Shares of the Funds are referred to herein as "Shareholders."

CLASS I SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, ENDORSED OR GUARANTEED BY, ANY BANK (INCLUDING SUMMIT BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE OR STATE

AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.

Amounts invested in the Funds are subject to investment risks, including possible loss of the principal amount invested.

An investment in any of the Funds is neither insured nor guaranteed by the U.S. Government and there can be no assurance that a Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated May 1, 1997 has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456 or by calling 1-800-932-7782. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

April 30, 1997

Class I

                                     SUMMARY

The Pillar Funds (the "Trust") consists of open-end management investment companies which provide a convenient way to invest in professionally managed portfolios of securities. The following provides basic information about the Class I Shares (which, until May 1, 1997, were designated as Class A Shares) of the Trust's: U.S. Treasury Securities Money Market, Prime Obligation Money Market and Tax-Exempt Money Market Funds (the "Money Market Funds"); Fixed Income, New Jersey Municipal Securities, Pennsylvania Municipal Securities and Intermediate-Term Government Securities Funds (the "Fixed Income Funds"); Equity Growth (formerly, the Growth Fund), Equity Value, Equity Income, Mid Cap (formerly, the Mid Cap Value Fund) and International Growth Funds (the "Equity Funds"); and the Balanced Fund (formerly, the Balanced Growth Fund) (the "Balanced Fund," and together with the Money Market, Fixed Income and Equity Funds, the "Funds").

     What are the Investment Objectives?

     The Money Market Funds: Each Money Market Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income. The Tax-Exempt Money Market Fund also seeks to provide current income that is exempt from federal income tax. There can be no assurance that a Money Market Fund will be able to maintain a net asset value of $1.00 per share on a continuous basis.

     The Fixed Income Funds: The Fixed Income Fund seeks a high level of total return, primarily through current income and capital appreciation, consistent with preservation of capital; the New Jersey Municipal Securities Fund seeks current income exempt from both federal and New Jersey income taxes, consistent with preservation of capital; the Pennsylvania Municipal Securities Fund seeks current income exempt from both federal and Pennsylvania income taxes, consistent with preservation of capital; and the Intermediate-Term Government Securities Fund seeks preservation of principal value and a high degree of liquidity while providing current income.

     The Equity and Balanced Funds: The Equity Growth Fund seeks long-term growth of capital; the Equity Value and Mid Cap Funds seek growth of both capital and income; the Equity Income Fund seeks growth of capital consistent with an emphasis on current income; the Balanced Fund seeks growth of capital consistent with current income; and the International Growth Fund seeks long-term capital growth.

     There is no assurance that a Fund will meet its investment objective. See "Investment Objectives and Policies."

     What are the Permitted Investments?

     The Money Market Funds: The U.S. Treasury Securities Money Market Fund invests exclusively in short-term U.S. Treasury obligations. The Prime Obligation Money Market Fund invests in short-term, U.S. dollar-denominated obligations of United States issuers and obligations of U.S. and London branches of foreign banks. The Tax-Exempt Money Market Fund invests primarily in short-term, U.S. dollar denominated municipal securities of issuers located in all fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions. See "Investment Objectives and Policies."

     The Fixed Income Funds: The Fixed Income Fund invests at least 65% of its assets in U.S. and Canadian Government obligations, corporate debt securities, short-term bank obligations and repurchase agreements.

     The New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds invest at least 80% of their assets in municipal obligations which produce interest that, in the opinion of bond counsel for the issuer, is exempt from federal income tax, and at least 65% of their assets in obligations which produce interest that is exempt from applicable state income taxes.

     The Intermediate-Term Government Securities Fund invests in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.

     The investments of the Fixed Income Funds are subject to market and interest rate fluctuations which may affect the value of a Fund's shares. These fluctuations may be greater for the Fixed Income, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds which expect to maintain dollar-weighted average maturities greater than the other Fixed Income Funds. In addition, certain securities, such as mortgage-backed securities, are subject to the risk of prepayment during periods of declining interest rates which may affect a Fund's ability to lock-in longer term rates during such periods. See "Investment Objectives and Policies," "General Investment Policies," "Risk Factors" and "Description of Permitted Investments."

     Are There Additional Risk Factors for the New Jersey and Pennsylvania Municipal Securities Funds? The concentration of the New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds in municipal securities issued primarily by or on behalf of the states of New Jersey and Pennsylvania, respectively, subjects these Funds to special investment risks, such as the possible adverse effects of changes in economic conditions and governmental policies of the states or their underlying governmental units. See "Additional Risk Factors For New Jersey Municipal Securities" and "Additional Risk Factors For Pennsylvania Municipal Securities."

     The Equity and Balanced Funds: Each of the Equity and Balanced Funds may invest in equity securities consisting of (i) common stocks; (ii) warrants to purchase common stocks; (iii) securities convertible into common stocks; and
(iv) American Depositary Receipts ("ADRs"). In addition, the Balanced Fund invests in certain fixed income and money market securities. The

Equity Growth Fund may also invest in European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") and Global Depositary Receipts ("GDRs") and certain fixed income securities. The International Growth Fund also invests in equity securities of non-U.S. issuers; EDRs, CDRs and GDRs; and foreign government debt securities. Because securities fluctuate in value, the shares of each Fund will also fluctuate in value. The Mid Cap Fund may experience greater fluctuation because it will invest primarily in small to medium capitalization companies. In addition, the value of shares of the Equity Growth, Balanced and International Growth Funds are subject to market and interest rate fluctuations that affect the value of their fixed income investments. The International Growth Fund is non-diversified and may, therefore, concentrate its portfolio investments in a relatively small number of issuers and may, as a result, be subject to greater risk with respect to its portfolio securities. The Equity Growth and International Growth Funds may also invest in options, futures and currency transactions. The Funds' investments in securities of foreign issuers will subject the Funds to risks associated with foreign investments. See "Investment Objectives and Policies," "General Investment Policies," "Risk Factors" and "Description of Permitted Investments."

     Who are the Advisor and Sub-Advisor? Summit Bank Investment Management Division, a division of Summit Bank, serves as the advisor (the "Advisor") to the Trust. Wellington Management Company, LLP serves as the sub-advisor (the "Sub-Advisor") to the International Growth Fund. See "The Advisor" and "The Sub-Advisor."

     Who is the Administrator? SEI Fund Resources serves as the administrator (the "Administrator") of the Trust. See "The Administrator."

     Who is the Transfer Agent? State Street Bank and Trust Company acts as transfer agent (the "Transfer Agent") for the Trust. See "The Transfer Agent."

     Who is the Shareholder Servicing and Dividend Disbursing Agent? Boston Financial Data Services is the Trust's dividend disbursing agent and shareholder servicing agent. See "The Shareholder Servicing Agent."

     Who is the Distributor? SEI Financial Services Company acts as distributor (the "Distributor") of the Trust's shares. See "The Distributor."

     How do I Purchase and Redeem Shares?

     The Money Market Funds: A purchase order for a Money Market Fund will be effective as of the "Business Day" received by the Distributor if the Distributor receives the order and payment in federal funds before 12:00 noon, Eastern time, on such Business Day. A "Business Day" for a Money Market Fund is any day on which both the New York Stock Exchange is open for trading and the Federal Reserve Bank is open. A redemption order for a Money Market Fund will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives the order before

12:00 noon, Eastern time, on such Business Day and the proceeds are to be sent in federal funds. See "Purchase and Redemption of Shares."

     The Non-Money Market Funds: Purchases and redemptions of Non-Money Market Fund shares may be made through the Distributor on any "Business Day." A "Business Day" for a Non-Money Market Fund is any day that the New York Stock Exchange is open for trading. A purchase order will be effective as of the Business Day received by the Distributor if the Distributor receives the order and payment in federal funds before 4:00 p.m., Eastern time. Redemption orders must be placed prior to 4:00 p.m., Eastern time, on any Business Day for the order to be effective that day. The purchase and redemption price for shares is the net asset value per share determined as of the end of the day the order is effective. See "Purchase and Redemption of Shares."

     How are Dividends Paid?

     The Money Market Funds: The net investment income (exclusive of capital gains) of each Money Market Fund is determined and declared on each Business Day as a dividend for Shareholders as of the close of business on that day.

     The Fixed Income Funds: Each Fixed Income Fund declares dividends of substantially all of its net investment income (exclusive of capital gains) daily and distributes such dividends on or about the first Business Day of the following month.

     The Equity and Balanced Funds: Substantially all of the net investment income (exclusive of capital gains) of the Equity Growth, Equity Value, Equity Income, Mid Cap and Balanced Funds is declared and distributed quarterly in the form of dividends to Shareholders on the next to last Business Day of each quarter. With respect to the International Growth Fund, dividends are declared and distributed annually.

     All Funds: Any capital gains will be distributed at least annually. Dividends are paid in additional shares unless the Shareholder elects to take the payment in cash. See "Dividends."

                                 EXPENSE SUMMARY

                               Money Market Funds
                                 Class I Shares

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)

                                                       U.S. Treasury       Prime
                                                        Securities      Obligation      Tax-Exempt
                                                       Money Market    Money Market    Money Market
                                                           Fund            Fund            Fund
---------------------------------------------------------------------------------------------------
Advisory Fees (after fee waivers) (1),(2)..............    .35%            .33%            .32%
Other Expenses.........................................    .30%            .32%            .33%
---------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers) (2).......    .65%            .65%            .65%
===================================================================================================

(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit Total Operating Expenses of Class I Shares of each Money Market Fund to not more than .65% of average daily net assets of that Fund. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion.

(2) Absent a fee waiver for the Prime Obligation Money Market Fund and the Tax-Exempt Money Market Fund, the Advisory Fee would be .35% for each Fund and Total Operating Expenses would be .67% and .68% respectively, of each Fund's average daily net assets. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."

Example - Class I Shares
------------------------------------------------------------------------------------------------------------
                                                               1 yr.       3 yrs.       5 yrs.       10 yrs.
------------------------------------------------------------------------------------------------------------
An investor in a Fund would pay the following expenses
  on a $1,000 investment assuming (1) a 5% annual return
  and (2) redemption at the end of each time period:
U.S. Treasury Securities Money Market Fund.................     $ 7          $21         $36          $81
Prime Obligation Money Market Fund.........................     $ 7          $21         $36          $81
Tax-Exempt Money Market Fund...............................     $ 7          $21         $36          $81
============================================================================================================

The example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Money Market Funds. Financial institutions may impose fees on their customers in addition to those described above. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."

                                 EXPENSE SUMMARY

                               Fixed Income Funds
                                 Class I Shares

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)

-------------------------------------------------------------------------------------------------------------
                                     Fixed         New Jersey          Pennsylvania         Intermediate-Term
                                     Income        Municipal       Municipal Securities         Government
                                      Fund      Securities Fund            Fund              Securities Fund
-------------------------------------------------------------------------------------------------------------
Advisory Fees (after fee
  waivers) (1),(2),(3)............    .48%            .46%                 .11%                    .53%
Other Expenses (2)................    .32%            .34%                 .69%                    .27%
-------------------------------------------------------------------------------------------------------------
Total Operating Expenses (after
   fee waivers) (2),(3)...........    .80%            .80%                 .80%                    .80%
=============================================================================================================

(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit Total Operating Expenses of Class I Shares of each Fixed Income Fund to not more than .80% of average daily net assets. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion.

(2) Advisory Fees, Other Expenses and Total Operating Expenses for the New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds have been restated to reflect current expenses.

(3) Absent fee waivers, Advisory Fees for each Fixed Income Fund would be .60% and Total Operating Expenses would be as follows: Fixed Income Fund .92%, New Jersey Municipal Securities Fund .94%, Pennsylvania Municipal Securities Fund 1.29% and Intermediate-Term Government Securities Fund .87%. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."

Example - Class I Shares
--------------------------------------------------------------------------------
                                                    1yr.   3yrs.   5yrs.  10yrs.
--------------------------------------------------------------------------------
An investor would pay the following expenses
on a $1,000 investment in a Fund assuming
(1) a 5% annual return and (2) redemption at the
end of each time period:
  Each Fixed Income Fund..........................  $ 8    $26     $44     $99
================================================================================

The example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Fixed Income Funds. Financial institutions may impose fees on their customers in addition to those described above. Additional information may be found under "The Advisor," "The Administrator" and "The Distributor."

                                 EXPENSE SUMMARY

                            Equity and Balanced Funds
                                 Class I Shares

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)

                                                       Equity   Equity   Equity   Mid                  International
                                                       Growth   Value    Income   Cap      Balanced    Growth
                                                       Fund     Fund     Fund     Fund     Fund        Fund
--------------------------------------------------------------------------------------------------------------------
Advisory Fees (after fee waivers) (1),(3)              .50%      .47%     .46%     .45%     .44%        .77%
Other Expenses (2)                                     .30%      .33%     .34%     .35%     .36%        .73%
--------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers) (3)       .80%      .80%     .80%     .80%     .80%       1.50%
====================================================================================================================

(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit Total Operating Expenses of Class I Shares of the Equity Growth, Equity Value, Equity Income, Mid Cap and Balanced Funds to not more than .80% of average daily net assets; and the Advisor and Sub-Advisor have voluntarily agreed to waive a portion of their fees in an amount that operates to limit Total Operating Expenses of Class I Shares of the International Growth Fund to not more than 1.50% of average daily net assets. The Advisor and Sub-Advisor each reserves the right to terminate its fee waiver at any time in its sole discretion.

(2) Other Expenses for the Equity Growth Fund are based on estimates for the current fiscal year.

(3) Absent fee waivers for the Equity Growth, Equity Value, Equity Income, Mid Cap, Balanced and International Growth Funds, Advisory Fees would be .75% for the Equity Growth, Equity Value, Equity Income, Mid Cap and Balanced Funds and 1.00% for the International Growth Fund, and Total Operating Expenses would be 1.05%, 1.08%, 1.09%, 1.10%, 1.11% and 1.73%, respectively, of such Funds' average daily net assets. Additional information may be found under "The Advisor," "The Sub-Advisor," "The Administrator" and "The Distributor."

Example - Class I Shares

----------------------------------------------------------------------------------------------------------------
                                                                                1yr.     3yrs.   5yrs.    10yrs.
----------------------------------------------------------------------------------------------------------------
An investor in a Fund would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at the end of each time period:

  Equity Growth Fund*                                                           $  8     $ 26    N/A      N/A
  Equity Value, Equity Income, Mid Cap and Balanced Funds                       $  8     $ 26    $ 44     $ 99
  International Growth Fund                                                     $ 15     $ 47    $ 82     $179
================================================================================================================

* Because the Equity Growth Fund has recently commenced operations, the expenses have not been estimated for periods beyond the 3 year period shown.

The example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Equity and Balanced Funds. Financial institutions may impose fees on their customers in addition to those described above. Additional information may be found under "The Advisor," "The Sub-Advisor," "The Administrator" and "The Distributor."

FINANCIAL HIGHLIGHTS

                                The Pillar Funds

The following information has been audited by Arthur Andersen LLP, the Trust's independent public accountants, as indicated in their report dated February 14, 1997 on the Trust's financial statements as of December 31, 1996, which is incorporated by reference into the Trust's Statement of Additional Information under "Financial Information." Additional performance information is contained in the Trust's 1996 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-932-7782. Because the Equity Growth Fund had not commenced operations as of December 31, 1996, no financial highlights are presented for this Fund. These tables should be read in conjunction with the Trust's financial statements and notes thereto.

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Distri-
                  Net                               Realized          butions
                  Asset                             and               from             Distri-          Net
                  Value             Net             Unrealized        Net              butions          Asset
                  Begin-            Invest-         Gains or          Invest-          from             Value
                  ning of           ment            Losses on         ment             Capital          End of            Total
                  Period            Income          Securities        Income           Gains            Period            Return
------------------------------------------------------------------------------------------------------------------------------------
EQUITY VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
------------------------------------------------------------------------------------------------------------------------------------
1996              $12.81            $0.22            $2.54            $(0.22)          $(2.00)          $13.35            21.69%
------------------------------------------------------------------------------------------------------------------------------------
1995               10.19             0.25             3.46             (0.25)           (0.84)           12.81            36.71
------------------------------------------------------------------------------------------------------------------------------------
1994               11.10             0.21            (0.83)            (0.21)           (0.08)           10.19            (5.61)
------------------------------------------------------------------------------------------------------------------------------------
1993               10.64             0.18             0.46             (0.18)            --              11.10             6.12
------------------------------------------------------------------------------------------------------------------------------------
1992(1)            10.00             0.14             0.64             (0.14)            --              10.64            10.51*
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
------------------------------------------------------------------------------------------------------------------------------------
1996              $13.07            $0.33            $2.35            $(0.34)          $(2.09)          $13.32            21.01%
------------------------------------------------------------------------------------------------------------------------------------
1995               10.26             0.31             3.29             (0.31)           (0.48)           13.07            35.55
------------------------------------------------------------------------------------------------------------------------------------
1994               11.17             0.32            (0.81)            (0.32)           (0.10)           10.26            (4.42)
------------------------------------------------------------------------------------------------------------------------------------
1993               10.72             0.29             0.80             (0.29)           (0.35)           11.17            10.27
------------------------------------------------------------------------------------------------------------------------------------
1992(1)            10.00             0.22             0.72             (0.22)            --              10.72            12.72*
------------------------------------------------------------------------------------------------------------------------------------
MID CAP FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
------------------------------------------------------------------------------------------------------------------------------------
1996              $12.55            $0.09            $1.59            $(0.09)          $(0.81)          $13.33            13.56%
------------------------------------------------------------------------------------------------------------------------------------
1995               10.83             0.15             1.95             (0.15)           (0.23)           12.55            19.49
------------------------------------------------------------------------------------------------------------------------------------
1994               12.32             0.12            (1.27)            (0.12)           (0.22)           10.83            (9.34)
------------------------------------------------------------------------------------------------------------------------------------
1993               10.99             0.11             1.33             (0.11)            --              12.32            13.22
------------------------------------------------------------------------------------------------------------------------------------
1992(1)            10.00             0.07             0.99             (0.07)            --              10.99            14.30*

------------------------------------------------------------------------------------------------------------------------------------
                                    Ratio                                              Ratio of
                                    of               Ratio of        Ratio of          Net
                  Net               Expenses         Income          Expenses to       Income to
                  Assets            to               to              Average Net       Average
                  End of            Average          Average         Assets            Net Assets       Portfolio         Average
                  Period            Net              Net             (Excluding        (Excluding       Turnover          Commission
                  (000)             Assets           Assets          Waivers)          Waivers)         Rate              Rate+
------------------------------------------------------------------------------------------------------------------------------------
EQUITY VALUE FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
------------------------------------------------------------------------------------------------------------------------------------
1996              $116,715          0.80%            1.67%            1.08%            1.39%            85.30%            $0.950
------------------------------------------------------------------------------------------------------------------------------------
1995                82,677          0.80             2.08             1.07             1.81             61.88             n/a
------------------------------------------------------------------------------------------------------------------------------------
1994                61,407          0.80             1.92             1.06             1.66             44.98             n/a
------------------------------------------------------------------------------------------------------------------------------------
1993                67,383          0.80             1.74             1.07             1.47             89.91             n/a
------------------------------------------------------------------------------------------------------------------------------------
1992                62,116          0.80             1.82             1.10             1.52             45.68             n/a
------------------------------------------------------------------------------------------------------------------------------------
EQUITY INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
------------------------------------------------------------------------------------------------------------------------------------
1996               $58,035          0.80%            2.55%            1.09%            2.26%            85.47%            $.1095
------------------------------------------------------------------------------------------------------------------------------------
1995                44,202          0.80             2.61             1.10             2.31             42.97             n/a
------------------------------------------------------------------------------------------------------------------------------------
1994                34,514          0.80             2.96             1.08             2.68             37.76             n/a
------------------------------------------------------------------------------------------------------------------------------------
1993                38,237          0.80             2.65             1.10             2.35             89.89             n/a
------------------------------------------------------------------------------------------------------------------------------------
1992(1)             32,538          0.80             2.88             1.14             2.54             58.41             n/a
------------------------------------------------------------------------------------------------------------------------------------
MID CAP FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
------------------------------------------------------------------------------------------------------------------------------------
1996               $45,556          0.80%            0.66%            1.10%            0.36%            41.41%            $.1010
------------------------------------------------------------------------------------------------------------------------------------
1995                42,375          0.80             1.28             1.10             0.98             32.96             n/a
------------------------------------------------------------------------------------------------------------------------------------
1994                33,448          0.80             1.06             1.08             0.78             13.82             n/a
------------------------------------------------------------------------------------------------------------------------------------
1993                35,648          0.80             1.03             1.10             0.73             24.49             n/a
------------------------------------------------------------------------------------------------------------------------------------
1992(1)             29,507          0.80             0.98             1.15             0.63              9.29             n/a
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Distri-
                  Net                               Realized          butions
                  Asset                             and               from             Distri-          Net
                  Value             Net             Unrealized        Net              butions          Asset
                  Begin-            Invest-         Gains or          Invest-          from             Value
                  ning of           ment            Losses on         ment             Capital          End of            Total
                  Period            Income          Securities        Income           Gains            Period            Return
------------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
------------------------------------------------------------------------------------------------------------------------------------
1996                 $12.05         $0.48             $1.16           $(0.47)          $(1.83)          $11.39            13.77%
------------------------------------------------------------------------------------------------------------------------------------
1995                   9.91          0.44              2.27            (0.44)           (0.13)           12.05            27.76
------------------------------------------------------------------------------------------------------------------------------------
1994                  10.78          0.37             (0.86)           (0.38)            --               9.91            (4.61)
------------------------------------------------------------------------------------------------------------------------------------
1993                  10.35          0.38              0.43            (0.38)            --              10.78             7.89
------------------------------------------------------------------------------------------------------------------------------------
1992(1)               10.00          0.29              0.34            (0.28)            --              10.35             8.53*
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
------------------------------------------------------------------------------------------------------------------------------------
1996                 $10.74         $0.08             $1.11           $(0.08)          $(0.62)          $11.23            11.17%
------------------------------------------------------------------------------------------------------------------------------------
1995(2)               10.00          0.03              0.75            (0.02)           (0.02)           10.74             7.81
------------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
------------------------------------------------------------------------------------------------------------------------------------
1996                 $10.49         $0.57            $(0.28)          $(0.57)            --             $10.21             2.94%
------------------------------------------------------------------------------------------------------------------------------------
1995                   9.44          0.59              1.05            (0.59)            --              10.49            17.76
------------------------------------------------------------------------------------------------------------------------------------
1994                  10.68          0.59             (1.18)           (0.59)          $(0.06)            9.44            (5.66)
------------------------------------------------------------------------------------------------------------------------------------
1993                  10.38          0.61              0.52            (0.61)           (0.22)           10.68            11.05
------------------------------------------------------------------------------------------------------------------------------------
1992(1)               10.00          0.49              0.44            (0.49)           (0.06)           10.38            11.60*
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                    Ratio                                              Ratio of
                                    of               Ratio of        Ratio of          Net
                  Net               Expenses         Income          Expenses to       Income to
                  Assets            to               to              Average Net       Average
                  End of            Average          Average         Assets            Net Assets       Portfolio         Average
                  Period            Net              Net             (Excluding        (Excluding       Turnover          Commission
                  (000)             Assets           Assets          Waivers)          Waivers)         Rate              Rate+
------------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
------------------------------------------------------------------------------------------------------------------------------------
1996               $19,243          0.80%              3.68%            1.11%            3.37%           43.80%           $.1165
------------------------------------------------------------------------------------------------------------------------------------
1995                32,145          0.80               3.89             1.11             3.58            41.63            n/a
------------------------------------------------------------------------------------------------------------------------------------
1994                26,921          0.80               3.64             1.09             3.35            27.15            n/a
------------------------------------------------------------------------------------------------------------------------------------
1993                25,712          0.80               3.75             1.14             3.41            63.03            n/a
------------------------------------------------------------------------------------------------------------------------------------
1992(1)             16,899          0.80               3.88             1.20             3.48            82.76            n/a
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
------------------------------------------------------------------------------------------------------------------------------------
1996               $14,822          1.50%              0.85%            1.73%            0.62%           67.03%           $.0051
------------------------------------------------------------------------------------------------------------------------------------
1995(2)              9,990          1.50*              0.79*            2.11*            0.18*           14.32            n/a
------------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
------------------------------------------------------------------------------------------------------------------------------------
1996              $100,129          0.80%              5.60%            0.92%            5.48%           40.56%           n/a
------------------------------------------------------------------------------------------------------------------------------------
1995               113,509          0.80               5.83             0.91             5.72            35.49            n/a
------------------------------------------------------------------------------------------------------------------------------------
1994                96,558          0.80               5.91             0.90             5.81            15.24            n/a
------------------------------------------------------------------------------------------------------------------------------------
1993               113,892          0.80               5.59             0.91             5.48            49.49            n/a
------------------------------------------------------------------------------------------------------------------------------------
1992(1)             89,701          0.80               6.24             0.94             6.10            23.86            n/a
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                      Distri-
                  Net                               Realized          butions
                  Asset                             and               from             Distri-          Net
                  Value             Net             Unrealized        Net              butions          Asset
                  Begin-            Invest-         Gains or          Invest-          from             Value
                  ning of           ment            Losses on         ment             Capital          End of            Total
                  Period            Income          Securities        Income           Gains            Period            Return
------------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
------------------------------------------------------------------------------------------------------------------------------------
1996               $10.79           $0.44            $(0.08)          $(0.44)            --             $10.71             3.42%
------------------------------------------------------------------------------------------------------------------------------------
1995                 9.93            0.47              0.86            (0.47)            --              10.79            13.57
------------------------------------------------------------------------------------------------------------------------------------
1994                10.85            0.48             (0.92)           (0.48)            --               9.93            (4.12)
------------------------------------------------------------------------------------------------------------------------------------
1993                10.29            0.50              0.56            (0.50)            --              10.85            10.48
------------------------------------------------------------------------------------------------------------------------------------
1992(3)             10.00            0.30              0.29            (0.30)            --              10.29             9.01*
------------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
------------------------------------------------------------------------------------------------------------------------------------
1996               $10.23           $0.44            $(0.06)          $(0.44)            --             $10.17             3.89%
------------------------------------------------------------------------------------------------------------------------------------
1995                 9.55            0.40              0.68            (0.40)            --              10.23            11.53
------------------------------------------------------------------------------------------------------------------------------------
1994                10.17            0.36             (0.62)           (0.36)            --               9.55            (2.58)
------------------------------------------------------------------------------------------------------------------------------------
1993(4)             10.00            0.23              0.17            (0.23)            --              10.17             6.01
------------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
------------------------------------------------------------------------------------------------------------------------------------
1996               $10.37           $0.53            $(0.21)          $(0.53)            --             $10.16             3.26%
------------------------------------------------------------------------------------------------------------------------------------
1995                 9.51            0.54              0.86            (0.54)            --              10.37            15.00
------------------------------------------------------------------------------------------------------------------------------------
1994                10.53            0.51             (1.01)           (0.51)          $(0.01)            9.51            (4.85)
------------------------------------------------------------------------------------------------------------------------------------
1993                10.23            0.52              0.32            (0.52)           (0.02)           10.53             8.32
------------------------------------------------------------------------------------------------------------------------------------
1992(1)             10.00            0.41              0.24            (0.41)           (0.01)           10.23             7.95*
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    Ratio                                              Ratio of
                                    of               Ratio of        Ratio of          Net
                  Net               Expenses         Income          Expenses to       Income to
                  Assets            to               to              Average Net       Average
                  End of            Average          Average         Assets            Net Assets       Portfolio         Average
                  Period            Net              Net             (Excluding        (Excluding       Turnover          Commission
                  (000)             Assets           Assets          Waivers)          Waivers)         Rate              Rate+
------------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY MUNICIPAL SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
------------------------------------------------------------------------------------------------------------------------------------
1996              $20,689            0.67%             4.13%            0.93%            3.87%           13.93%            n/a
------------------------------------------------------------------------------------------------------------------------------------
1995               28,080            0.41              4.43             0.93             3.91             2.83             n/a
------------------------------------------------------------------------------------------------------------------------------------
1994               19,977            0.27              4.65             0.93             3.99            16.81             n/a
------------------------------------------------------------------------------------------------------------------------------------
1993               27,064            0.20              4.57             1.00             3.77            23.83             n/a
------------------------------------------------------------------------------------------------------------------------------------
1992(3)             9,395            0.46              4.56             1.22             3.80             2.23             n/a
------------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA MUNICIPAL SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
------------------------------------------------------------------------------------------------------------------------------------
1996               $3,665            0.69%             4.42%           $1.49             3.62%           25.88%            n/a
------------------------------------------------------------------------------------------------------------------------------------
1995                3,345            0.80              4.05             1.27             3.58            36.92             n/a
------------------------------------------------------------------------------------------------------------------------------------
1994                2,734            0.80              3.67             1.61             2.86            38.20             n/a
------------------------------------------------------------------------------------------------------------------------------------
1993(4)             2,922            0.80              3.35             1.48             2.67            16.51             n/a
------------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
------------------------------------------------------------------------------------------------------------------------------------
1996              $24,679            0.80%             5.26%            0.87%            5.19%           40.60%            n/a
------------------------------------------------------------------------------------------------------------------------------------
1995               28,877            0.80              5.33             1.05             5.08            68.29             n/a
------------------------------------------------------------------------------------------------------------------------------------
1994               26,277            0.80              5.13             0.95             4.98            40.27             n/a
------------------------------------------------------------------------------------------------------------------------------------
1993               34,075            0.80              4.87             1.00             4.67            31.69             n/a
------------------------------------------------------------------------------------------------------------------------------------
1992(1)            16,327            0.80              5.30             1.11             4.99            12.38             n/a
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Distri-
                  Net                               Realized          butions
                  Asset                             and               from             Distri-          Net
                  Value             Net             Unrealized        Net              butions          Asset
                  Begin-            Invest-         Gains or          Invest-          from             Value
                  ning of           ment            Losses on         ment             Capital          End of            Total
                  Period            Income          Securities        Income           Gains            Period            Return

------------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
------------------------------------------------------------------------------------------------------------------------------------
1996              $1.00             $0.04            --               $(0.04)          --               $1.00             4.53%
------------------------------------------------------------------------------------------------------------------------------------
1995               1.00              0.05            --                (0.05)          --                1.00             5.05
------------------------------------------------------------------------------------------------------------------------------------
1994               1.00              0.03            --                (0.03)          --                1.00             3.44
------------------------------------------------------------------------------------------------------------------------------------
1993               1.00              0.02            --                (0.02)          --                1.00             2.46
------------------------------------------------------------------------------------------------------------------------------------
1992(1)            1.00              0.02            --                (0.02)          --                1.00             2.81*
------------------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATION MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
------------------------------------------------------------------------------------------------------------------------------------
1996              $1.00             $0.05            --               $(0.05)          --               $1.00             4.83%
------------------------------------------------------------------------------------------------------------------------------------
1995               1.00              0.05            --                (0.05)          --                1.00             5.40
------------------------------------------------------------------------------------------------------------------------------------
1994               1.00              0.04            --                (0.04)          --                1.00             3.67
------------------------------------------------------------------------------------------------------------------------------------
1993               1.00              0.03            --                (0.03)          --                1.00             2.65
------------------------------------------------------------------------------------------------------------------------------------
1992(1)            1.00              0.02            --                (0.02)          --                1.00             2.85*
------------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
------------------------------------------------------------------------------------------------------------------------------------
1996              $1.00             $0.03            --               $(0.03)          --               $1.00             2.94%
------------------------------------------------------------------------------------------------------------------------------------
1995               1.00              0.03            --                (0.03)          --                1.00             3.42
------------------------------------------------------------------------------------------------------------------------------------
1994               1.00              0.02            --                (0.02)          --                1.00             2.27
------------------------------------------------------------------------------------------------------------------------------------
1993               1.00              0.02            --                (0.02)          --                1.00             1.99
------------------------------------------------------------------------------------------------------------------------------------
1992(5)            1.00              0.02            --                (0.02)          --                1.00             2.42*
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                    Ratio                                              Ratio of
                                    of               Ratio of        Ratio of          Net
                  Net               Expenses         Income          Expenses to       Income to
                  Assets            to               to              Average Net       Average
                  End of            Average          Average         Assets            Net Assets       Portfolio         Average
                  Period            Net              Net             (Excluding        (Excluding       Turnover          Commission
                  (000)             Assets           Assets          Waivers)          Waivers)         Rate              Rate+
------------------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY SECURITIES MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
------------------------------------------------------------------------------------------------------------------------------------
1996              $504,729          0.65%            4.44%            0.65%            4.44%            --                --
------------------------------------------------------------------------------------------------------------------------------------
1995               463,531          0.65             4.92             0.65             4.92             --                --
------------------------------------------------------------------------------------------------------------------------------------
1994               465,125          0.62             3.39             0.62             3.39             --                --
------------------------------------------------------------------------------------------------------------------------------------
1993               420,947          0.64             2.42             0.64             2.42             --                --
------------------------------------------------------------------------------------------------------------------------------------
1992(1)            387,960          0.65             2.67             0.70             2.62             --                --
------------------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATION MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
------------------------------------------------------------------------------------------------------------------------------------
1996              $401,423          0.65%            4.73%            0.67%            4.71%            --                --
------------------------------------------------------------------------------------------------------------------------------------
1995               259,667          0.65             5.26             0.66             5.25             --                --
------------------------------------------------------------------------------------------------------------------------------------
1994               157,378          0.62             3.68             0.62             3.68             --                --
------------------------------------------------------------------------------------------------------------------------------------
1993               129,780          0.64             2.63             0.64             2.63             --                --
------------------------------------------------------------------------------------------------------------------------------------
1992(1)            124,811          0.65             2.63             0.77             2.51             --                --
------------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------
CLASS I
------------------------------------------------------------------------------------------------------------------------------------
1996               $67,082          0.65%            2.90%            0.68%            2.87%            --                --
------------------------------------------------------------------------------------------------------------------------------------
1995                63,628          0.65             3.37             0.72             3.30             --                --
------------------------------------------------------------------------------------------------------------------------------------
1994                37,745          0.65             2.27             0.68             2.24             --                --
------------------------------------------------------------------------------------------------------------------------------------
1993                32,994          0.65             1.97             0.69             1.93             --                --
------------------------------------------------------------------------------------------------------------------------------------
1992(5)             22,963          0.65             2.39             0.79             2.25             --                --
------------------------------------------------------------------------------------------------------------------------------------

*    Annualized.

(+) Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for the fiscal years beginning after September 1, 1995.

(1) The Equity Value, Equity Income, Mid Cap, Balanced, Fixed Income, Intermediate-Term Government Securities, U.S. Treasury Securities Money Market and Prime Obligation Money Market Funds commenced operations on Market and Prime Obligation Money Market Fund commenced operations on April 1, 1992. Ratios for this period have been annualized.

(2) The International Growth Fund (Class I Shares) commenced operations on May 1, 1995. Ratios for this period have been annualized.

(3) The New Jersey Municipal Securities Fund commenced operations on May 4, 1992. Ratios for this period have been annualized.

(4) The Pennsylvania Municipal Fund (Class I Shares) commenced operations on May 3, 1993. Ratios for this period have been annualized.

(5) The Tax-Exempt Money Market Fund commenced operations on April 6, 1992. Ratios for this period have been annualized.

THE TRUST

The Pillar Funds (the "Trust") is an open-end management investment company that consists of diversified and non-diversified portfolios. The Trust currently offers units of beneficial interest ("shares") in sixteen separate investment portfolios. The Trust offers shares of each portfolio through up to three separate classes of shares (Class A (formerly, Class B), Class B and Class I (formerly, Class A)) which provide for variations in distribution costs, voting rights, sales loads, minimum investments, redemption fees, transfer agency fees and dividends. Except for these differences between classes, each share of each portfolio represents an undivided proportionate interest in that portfolio. This Prospectus relates to the Class I Shares of each of the Trust's portfolios other than the U.S. Treasury Securities Plus Money Market Fund, Short-Term Investment Fund and GNMA Fund. Each of the Funds described herein is a diversified mutual fund, except for the New Jersey Municipal Securities, Pennsylvania Municipal Securities and International Growth Funds, which are non-diversified mutual funds. Information regarding the Trust's other portfolios and the Class A Shares and Class B Shares, if any, of the Funds is contained in separate prospectuses that may be obtained from the Trust's Distributor, SEI Financial Services Company, Oaks, Pennsylvania 19456 or by calling 1-800-932-7782.


INVESTMENT OBJECTIVES AND POLICIES

The investment objective and policies of each Fund are described below. For additional information regarding risks and permitted investments of the Funds, see "Risk Factors," "General Investment Policies" and "Description of Permitted Investments" in this Prospectus and "Description of Permitted Investments" and "Description of Ratings" in the Statement of Additional Information. There is no assurance that the investment objective of any Fund will be met.

The Money Market Funds

The investment objective of each Money Market Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. In addition, the Tax-Exempt Money Market Fund seeks to provide current income that is exempt from federal income tax.

Each Money Market Fund intends to comply with regulations of the Securities and Exchange Commission ("SEC") applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on investments by a Money Market Fund. Under these regulations, each Money Market Fund will invest only in U.S. dollar-denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and have a maturity of 397 days or less.

The U.S. Treasury Securities Money Market Fund

The U.S. Treasury Securities Money Market Fund will invest exclusively in bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal Book Entry System ("U.S. Treasury Obligations"). The Fund may also engage in securities lending.

The Prime Obligation Money Market Fund

The Prime Obligation Money Market Fund will invest in eligible securities consisting of: (i) commercial paper and short-term corporate obligations of U.S. issuers that satisfy the Fund's quality criteria; (ii) obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks, U.S. savings and loan institutions and U.S. and London branches of foreign banks, provided such institutions have total assets of $500 million or more as shown on their last published financial statements at the time of investment and are insured by the FDIC (the Fund may not invest more than 25% of its total assets in obligations issued by foreign branches of U.S. banks and London branches of foreign banks); (iii) U.S. Treasury Obligations; (iv) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government ("U.S. Government Agencies"); and (v) repurchase agreements involving any of such obligations. In addition, the Fund may also engage in securities lending.

The Tax-Exempt Money Market Fund

The Tax-Exempt Money Market Fund will invest at least 80% of its total assets in obligations issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest of which, in the opinion of bond counsel for the issuer, is exempt from federal income tax (collectively, "Municipal Securities"). The Fund will primarily purchase municipal bonds, notes and tax-exempt commercial paper rated in one of the two highest short-term rating categories by a nationally recognized statistical rating organization (an "NRSRO") in accordance with SEC regulations at the time of investment or, if not rated, as determined by the Advisor to be of comparable quality.

The Tax-Exempt Money Market Fund may purchase municipal obligations with demand features including floating or variable rate obligations. In addition, the Fund may invest in commitments to purchase securities on a "when-issued" basis, and reserves the right to purchase securities subject to a standby commitment. The Advisor has discretion to invest up to a total of 20% of the Fund's assets in taxable money market instruments (including repurchase agreements) and securities subject to the federal alternative minimum tax. However, the Fund generally intends to be fully invested in securities exempt from federal income tax. The Fund may also engage in securities lending.

The Fixed Income Funds

The Fixed Income Fund

The investment objective of this Fund is to provide a high level of total return, primarily through current income and capital appreciation, consistent with preservation of capital. The Fund may not invest in certain securities that may earn a higher return but which are more volatile and riskier than the Fund's permitted investments.

At least 65% of the Fund's assets will be invested in (i) U.S. Treasury Obligations; (ii) U.S. Government Agencies; (iii) corporate debt obligations rated in one of the three highest rating categories by an NRSRO or determined by the Advisor to be of comparable quality at the time of investment; (iv) commercial paper rated in the highest short-term rating category by an NRSRO or determined by the Advisor to be of comparable quality at the time of investment;
(v) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; (vi) securities of the government of Canada and its provincial and local governments; (vii) custodial receipts evidencing separately traded interest and principal component parts of U.S. Treasury Obligations; (viii) obligations subject to federal income tax issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ("Taxable Municipal Securities"), which are rated A or higher by an NRSRO or determined by the Advisor to be of comparable quality; and
(ix) repurchase agreements involving such securities. Of this amount, the Fund may, for temporary defensive purposes, invest up to 35% of its assets in commercial paper rated in one of the two highest short-term rating categories by an NRSRO or determined by the Advisor to be of comparable quality at the time of investment. Securities rated A are considered to be investment grade, but could be more vulnerable to adverse developments than obligations with higher ratings. In addition, the Fund may invest in corporate bonds and debentures and commercial paper issued by foreign issuers.

The remaining 35% of the Fund's assets may be invested in (i) mortgage-backed securities consisting of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories by an NRSRO and which are backed solely by Government National Mortgage Association ("GNMA") certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) asset-backed securities secured by company receivables, truck and auto loans, leases and credit card receivables rated in one of the top two rating categories by an NRSRO.

The Fund expects to maintain a dollar-weighted average portfolio maturity that will not exceed fifteen years. The Advisor may vary this maturity substantially in anticipation of a change in the interest rate environment.

The New Jersey Municipal Securities Fund

The investment objective of this Fund is to provide current income exempt from both federal and New Jersey income taxes, consistent with preservation of capital.

The New Jersey Municipal Securities Fund will invest at least 80% of its net assets in municipal securities. Under normal circumstances, except when acceptable securities are unavailable as determined by the Advisor, at least 65% of the Fund's assets will be invested in Municipal Securities, the interest of which, in the opinion of bond counsel for the issuer, is exempt from the New Jersey gross income tax ("New Jersey Municipal Securities"). The Fund will primarily purchase (i) municipal bonds rated in one of the three highest rating categories by an NRSRO; (ii) municipal notes rated in one of the two highest rating categories by an NRSRO; (iii) commercial paper rated in one of the two highest short-term rating categories by an NRSRO; (iv) any of the foregoing determined by the Advisor to be of comparable quality at the time of investment; or (v) securities of closed-end investment companies traded on a national securities exchange. Securities rated A are considered to be investment grade but could be more vulnerable to adverse developments than obligations with higher ratings.

The Fund expects to maintain a dollar-weighted average portfolio maturity of less than fifteen years.

The New Jersey Municipal Securities Fund reserves the right to engage in "put" transactions, although it has no present intention to do so. In addition, the Advisor has discretion to invest up to a total of 20% of the Fund's assets in taxable money market instruments (including repurchase agreements) and securities subject to the federal alternative minimum tax. However, the Fund generally intends to be as fully invested as possible in securities exempt from federal income tax.

The New Jersey Municipal Securities Fund is a non-diversified investment company. See "Risk Factors - Non-Diversification" for a discussion of the additional risks of non-diversification.

The Pennsylvania Municipal Securities Fund

The investment objective of this Fund is to provide current income exempt from both federal and Pennsylvania income taxes, consistent with preservation of capital.

At least 80% of the Fund's assets will be invested in municipal securities. Under normal circumstances, except when acceptable securities are unavailable as determined by the Advisor, at least 65% of the Fund's assets will be invested in municipal securities, the interest of which, in the opinion of bond counsel for the issuer, is exempt from Pennsylvania income tax ("Pennsylvania Municipal Securities"). The Portfolio may invest up to 10% of its assets in securities the income tax from which is subject to the federal alternative minimum tax. Although permitted to do so, the Fund has no present intention to invest in repurchase agreements or purchase securities subject to the federal alternative minimum tax.

Municipal securities that the Fund may purchase include (i) municipal bonds which are rated BBB or better by Standard & Poor's Ratings Group ("S&P") or Baa or better by Moody's Investor Service, Inc. ("Moody's") at the time of investment or, if not rated, determined by the Advisor to be of comparable quality; (ii) municipal notes which are rated at least SP-1 by S&P or MIG-1 or V- MIG-1 by Moody's at the time of investment or, if not rated, determined by the Advisor to be of comparable quality; and (iii) tax-exempt commercial paper rated at least A-1 by S&P or Prime-1 by Moody's at the time of investment or, if not rated, determined by the Advisor to be of comparable quality. Bonds rated BBB by S&P or Baa by Moody's have speculative characteristics.

The Fund may invest in commitments to purchase such securities on a "when-issued" basis, and reserves the right to engage in "put" transactions. The Fund may also purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the long-term bond or commercial paper ratings stated above.

The Fund expects to maintain a dollar-weighted average portfolio maturity of less than fifteen years.

The Pennsylvania Municipal Securities Fund is a non-diversified investment company. See "Risk Factors - Non-Diversification" for a discussion of the additional risks of non-diversification.

The Intermediate-Term Government Securities Fund

The objective of this Fund is to preserve principal value and maintain a high degree of liquidity while providing current income.

The Fund will be fully invested in U.S. Treasury Obligations and U.S. Government Agencies.

The Fund will maintain a dollar-weighted average maturity of three to ten years. Under normal circumstances, the Advisor anticipates that the Fund's dollar-weighted average maturity will be approximately five years; however, the Advisor may vary this average maturity substantially in anticipation of a change in the interest rate environment.

General Investment Policies -- Fixed Income Funds

For temporary defensive purposes when the Advisor determines that market conditions warrant, each Fixed Income Fund may invest up to 100% of its assets in the money market instruments described as permissible investments for the Fixed Income Fund and may hold a portion of its assets in cash. To the extent a Fixed Income Fund is engaged in temporary defensive investing, the Fund will not be pursuing its investment objective.

Both of the Fixed Income and Intermediate-Term Government Securities Funds may purchase mortgage-backed securities issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. These Funds may also invest in mortgage-backed securities issued by private issuers rated in one of the two highest rating categories by an NRSRO and backed by mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The principal governmental issuers or guarantors of mortgage-backed securities are GNMA, the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the U.S. Government while obligations of FNMA and FHLMC are supported by the respective agency only. The Funds may purchase mortgage-backed securities that are backed or collateralized by fixed, adjustable or floating rate mortgages.

Each of the Fixed Income Funds may invest in floating or variable rate obligations and may purchase securities on a when-issued basis. In addition, each Fund reserves the right to engage in securities lending but has no present intention to do so.

If, after purchase, the rating of a security held by a Fixed Income Fund drops below the prescribed investment quality, such security shall be sold at a time when, in the judgment of the Advisor, it is not in the Fund's interest to continue to hold such security.

Risk Factors--Fixed Income Funds

The market value of each Fixed Income Fund's fixed income investments will fluctuate in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect a Fund's net asset value.

Mortgage-backed securities are subject to prepayment of the underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying these securities can be expected to accelerate. When the mortgage-backed securities held by a Fixed Income Fund are prepaid, the Fund must reinvest the proceeds in securities, the yield on which reflects prevailing interest rates. Thus, mortgage-backed securities may not be an effective means of locking in long-term interest rates for a Fund.

Investments in securities of foreign issuers may subject the Fixed Income Fund to different risks than those attendant to investments in securities of U.S. issuers, such as differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, and political instability. There may also be less publicly available information with regard to foreign issuers than domestic issuers. In addition, foreign markets may be characterized by less liquidity, greater price volatility, less regulation and higher transaction costs than U.S. markets.

Additional Risk Factors For New Jersey Municipal Securities

New Jersey Municipal Securities are primarily issued by or on behalf of the State of New Jersey, its political subdivisions, agencies and instrumentalities. The concentration in obligations of New Jersey issuers by the New Jersey Municipal Securities Fund subjects the Fund to special investment risks. In particular, changes in economic conditions and governmental policies of the State of New Jersey and its municipalities could adversely affect the value of the Fund and the securities held by it. For a further description of these risks, see "New Jersey Municipal Securities and Special Considerations Relating Thereto" in the Statement of Additional Information.

Additional Risk Factors For Pennsylvania Municipal Securities

Under normal conditions the Pennsylvania Municipal Securities Fund will be fully invested in obligations that produce interest income exempt from federal income tax and Pennsylvania state income tax. Accordingly, the Fund will have considerable investments in Pennsylvania Municipal Securities. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Pennsylvania obligations than a mutual fund which does not have as great a concentration in Pennsylvania Municipal Securities.

An investment in the Fund will be affected by the many factors that affect the financial condition of the Commonwealth of Pennsylvania. For example, financial difficulties of the Commonwealth, its counties, municipalities and school districts that hinder efforts to borrow and lower credit ratings are factors which may affect the Fund. See "Pennsylvania Municipal Securities and Special Considerations Relating Thereto" in the Statement of Additional Information.

The Equity and Balanced Funds

The Equity Growth Fund

The investment objective of the Fund is long-term growth of capital.

The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks that are convertible into common stocks and ADRs, EDRs, CDRs and GDRs. The Advisor will invest in companies that it expects will demonstrate greater long-term earnings growth than the average company included in the Standard & Poor's 500 Composite Index (the "S&P 500 Index"). This method of investing is based upon the premise that growth in a company's earnings will eventually translate into growth in the price of its stock.

To the extent that the Fund is not invested in equity securities, the Fund may invest in the following fixed income securities for cash management purposes: obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"); corporate bonds and debentures rated in one of the three highest rating categories by an NRSRO or determined by the Advisor to be of comparable quality at the time of purchase, except that as part of its investment strategy, the Fund may invest up to 5% of its total assets in lower rated bonds, commonly referred to as "junk bonds," rated B or higher by an NRSRO or determined to be of comparable quality by the Advisor; mortgage-backed securities consisting of CMOs and REMICs that are rated in one of the top two rating categories by an NRSRO and which are backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and asset-backed securities secured by company receivables, truck and auto loans, leases and credit card receivables that are rated in one of the top two rating categories by an NRSRO. The Fund may also employ certain hedging and risk management techniques, including the purchase and sale of exchange-listed and over-the-counter ("OTC") options, futures and options on futures involving equity and debt securities, aggregates of equity and debt securities and other financial indices. The Fund may write options and invest in futures only on a covered basis.

The Equity Value Fund

The investment objective of this Fund is growth of both capital and income.

The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs. The Advisor will purchase equity securities which, in the Advisor's opinion, are undervalued in the marketplace at the time of purchase.

The Equity Income Fund

The investment objective of this Fund is growth of capital consistent with an emphasis on current income.

The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs.

The Mid Cap Fund

The investment objective of this Fund is growth of both capital and income.

The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs that, in the Advisor's opinion, are significantly undervalued relative to their actual value at the time of purchase. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of mid cap issuers (i.e., companies with market capitalizations ranging between $700 million and $7 billion at the time of purchase). The Fund may also invest in equity securities of small cap issuers (i.e., companies with market capitalizations between $100 million and $700 million at the time of purchase).

The Advisor will attempt to maintain a highly diversified portfolio in order to reduce the risks associated with investments in small capitalization companies which may be subject to greater volatility than investments in companies with larger capitalizations.

The Balanced Fund

The investment objective of this Fund is growth of capital consistent with current income.

The Fund seeks to achieve growth of capital and current income by investing in a balanced portfolio of equity securities, fixed income securities and money market securities. The actual blend will vary according to market and economic conditions. However, under normal market conditions, at least 25% of the Fund's total assets will be invested in fixed income securities. This investment policy may be changed by the Trust's Board of Trustees (the "Trustees") at any time; however, Shareholders will be notified of any such change in advance.

The Fund may invest in the following equity securities: common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs.

The Fund may invest in the following fixed income securities: U.S. Government Securities; corporate bonds and debentures rated in one of the three highest rating categories by an NRSRO or determined by the Advisor to be of comparable quality at the time of purchase; mortgage-backed securities consisting of CMOs and REMICs that are rated in one of the top two rating categories by an NRSRO and which are backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and asset-backed securities secured by company receivables, truck and auto loans, leases and credit card receivables which are rated in one of the top two rating categories by an NRSRO. Securities rated A are considered to be investment grade but could be more vulnerable to adverse developments than obligations with higher ratings.

The Fund may invest in the money market securities described in the "Description of Permitted Investments."

The International Growth Fund

The investment objective of this Fund is long-term capital growth.

The Fund will normally invest at least 65% of its total assets in the following equity securities of non-U.S. issuers: common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs, EDRs, CDRs and GDRs ("Depositary Receipts"). The Fund will purchase equity securities, including Depositary Receipts, that are traded in the United States on registered exchanges or the over-the-counter market and securities traded on foreign exchanges. Furthermore, the Fund may purchase equity securities in a foreign or domestic issuer's public offerings, including an initial public offering (an "IPO"). The Fund may also invest up to 35% of its assets in foreign government debt securities and securities issued by supranational agencies when the Sub-Advisor believes that they are compatible with the Fund's investment objective. Such securities will be rated investment grade or better, i.e., rated in one of the four highest rating categories by an NRSRO or, if not rated, determined to be of comparable quality as determined by the Sub-Advisor. As part of its investment in foreign government debt securities, the Fund may invest up to 10% of its assets in such foreign government debt securities that are rated BB

(or Ba) or B by an NRSRO, or, if not rated, determined to be of comparable quality as determined by the Sub-Advisor. In addition, the Fund may invest in money market instruments as defined in "General Investment Policies - Equity and Balanced Funds" below.

The Fund will invest in securities of issuers in at least three countries other than the United States. The Fund may invest in securities of issuers from countries that are considered to be lesser-developed countries by the international financial community, but that have securities markets meeting acceptable standards of liquidity, financial disclosure, government regulation and protection of foreign investors, as determined by the Sub-Advisor. Normally, no more than 25% of the Fund's assets will be invested in such securities. The Fund may also invest up to 10% of its assets in closed-end investment companies that invest in the securities of issuers in a single country or region (commonly referred to as "country funds"). In addition, the Fund may invest in Brady Bonds. The Fund may invest in smaller, less well-established companies (i.e., companies with market capitalizations below $500 million) which may offer greater opportunities for capital appreciation than larger, better established companies. The Fund is non-diversified and may, therefore, concentrate its portfolio investments in a relatively small number of issuers.

The Fund may engage in currency transactions for hedging purposes. Currency transactions include forward currency contracts, exchange-listed and OTC currency futures contracts and options on futures contracts, exchange-listed and OTC options on currencies, and currency swaps. The Fund may also employ certain hedging, income enhancement and risk management techniques, including the purchase and sale of exchange-listed and OTC options, futures and options on futures involving equity and debt securities, aggregates of equity and debt securities, and other financial indices. The Fund may write options and invest in futures only on a covered basis.

In seeking to achieve its investment objective of long-term capital growth, the Fund's investments will be selected on the basis of fundamental analysis to identify those markets and securities that provide capital appreciation potential.

Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. In analyzing companies for investment, the Sub-Advisor looks for, among other things, above-average earnings growth, a strong balance sheet, attractive industry dynamics, strong competitive advantages, and positive relative value within the context of a security's primary trading market. In addition to fundamental analysis of companies and industries, the Sub-Advisor evaluates the economic and political environments of the countries in which the securities are traded.

General Investment Policies--Equity and Balanced Funds

For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, each Equity and Balanced Fund may invest up to 100% of its assets in the money market securities described in the "Description of Permitted Investments" and may hold cash for liquidity purposes. The money market securities the International Growth Fund may invest in may be denominated in foreign currencies or U.S. dollars and consist of short-term U.S. Government obligations, obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government and securities of foreign governments; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; short-term corporate securities rated in the highest short-term rating category by an NRSRO or determined by the Advisor or Sub-Advisor to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; Euro-currency instruments and securities; and repurchase agreements involving such securities. Furthermore, the International Growth Fund may hold cash in U.S. dollars, foreign currencies or multi-national currency units for liquidity purposes. To the extent an Equity or Balanced Fund is engaged in temporary defensive investing, the Fund will not be pursuing its investment objective.

Each of the Equity Value, Equity Income, Mid Cap and Balanced Funds seeks to invest in equity securities that the Advisor believes are of high quality. In evaluating the quality of such securities, the Advisor places particular emphasis on the management history of the issuer and on ratio analyses which focus on prospective earnings, book value and anticipated growth rates.

Securities purchased by the Equity and Balanced Funds may involve floating or variable interest rates and may be acquired through a forward commitment or on a when-issued basis.

In addition, each Equity and Balanced Fund reserves the right to engage in securities lending. The Equity Growth, Equity Value, Equity Income, Mid Cap and Balanced Funds will purchase equity securities, including ADRs, that are traded in the United States on registered exchanges or the over-the-counter market. However, each of these five Funds reserves the right to invest up to 25% of its assets in foreign equity securities denominated in foreign currency and traded on foreign markets, but has no present intention to do so.

Risk Factors--Equity and Balanced Funds

Because each Equity and Balanced Fund invests in equity securities, its shares will fluctuate in value. The market value of the convertible securities purchased by each Equity and Balanced Fund may also be affected by changes in interest rates, the credit quality of the issuer and any call provisions. In addition, investments in smaller, less well-established companies may subject the Mid Cap and International Growth Funds to certain special risks related to, for example, limited product lines, markets or financial resources and dependence on a small management group. Such securities may trade less frequently, in smaller volumes and fluctuate more sharply in value than exchange listed securities of larger companies.

The market value of the Equity Growth, Balanced and International Growth Funds' fixed income securities will fluctuate in response to interest rate changes and other factors. See "Risk Factors -- Fixed Income Funds" above for a discussion of the risks associated with fixed income investments.

Each Equity and Balanced Fund's investments in securities of foreign issuers may subject that Fund to different risks than those attendant to investments in securities of U.S. issuers such as differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, political instability and greater fluctuations in value due to changes in currency exchange rates. There may also be less publicly available information with regard to foreign issuers than domestic issuers. In addition, foreign markets may be characterized by less liquidity, greater price volatility, less regulation and higher transaction costs than U.S. markets. Moreover, the dividends payable on an Equity or Balanced Fund's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's Shareholders. Also, it may be more difficult to obtain a judgment in a court outside the United States. These risks could be greater in emerging markets than in more developed foreign markets because emerging markets may have less stable political environments than more developed countries.

Since the International Growth Fund may invest in foreign currency and securities denominated in foreign currency, changes in exchange rates between the U.S. dollar and foreign currencies affect the U.S. dollar value of the Fund's assets. Rates of exchange are determined by forces of supply and demand on the foreign exchange markets. These forces are in turn affected by the international balance of payments and other economic, political and financial conditions, government intervention, speculation and other factors. The Fund's net asset value will be reported, and distributions from the Fund will be made, in U.S. dollars. Therefore, the Fund's reported net asset value and distributions will be adversely affected by depreciation of foreign currency relative to the U.S. dollar. A decline in the value of foreign currency would adversely affect the value of the Fund in dollar terms. While the Fund may try to hedge its currency risk using currency transactions, there is no assurance that it will be successful.

The Equity Growth and International Growth Funds may invest in lower rated bonds, which are commonly referred to as "junk bonds." These securities are speculative and are subject to a greater risk of loss of principal and interest than are investments in higher rated bonds. The debt securities purchased by the Funds will be rated at least B by an NRSRO or determined to be of comparable quality by the Advisor or Sub-Advisor. Securities rated B are considered highly speculative and while the issuer currently has the capacity to meet debt service requirements, adverse business, financial or economic conditions would likely impair its capacity or willingness to pay interest and principal.

The Equity Growth and International Growth Funds may invest in options and futures. There are various risks associated with options and futures, including that the success of a hedging strategy may depend on an ability to accurately predict movements in security prices, interest rates or currency exchange rates; there may be little correlation between the changes in a security's value and the price of futures or options; a related future or option may not be liquid; an exchange may impose trading restrictions or limitations; government regulations may restrict trading in futures and options; and possible lack of full participation in a rise in the market value of the underlying security.

In addition, the International Growth Fund may invest in equity securities by participating in an issuer's IPO. Such investments have special risks associated with them. There is often a high volume of trading in IPO securities, which can result in greater price volatility. Companies offering such securities may not have operated previously as a public company, and their share price may experience significant volatility as the marketplace reacts to their financial results. Furthermore, some IPO issuers have not conducted operations for a significant period of time, and may not have developed a management structure sufficient to cope with the pressures of running a public company.

Risk Factors--Non-Diversification

The New Jersey Municipal Securities, Pennsylvania Municipal Securities and International Growth Funds are non-diversified funds under the Investment Company Act of 1940, as amended (the "1940 Act"), and each therefore may invest a greater proportion of its assets in the securities of a smaller number of issuers and may, as a result, be subject to greater risk with respect to its portfolio securities. Each of the Funds intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), by limiting its investments so that, at the close of each quarter of the taxable year: (a) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. Government securities) of a single issuer; and (b) at least 50% of the market value of the Fund's total assets is represented by
(i) cash and cash items, (ii) U.S. Government securities and (iii) other securities limited in respect to any one issuer to an amount not greater in value than 5% of the market value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

Portfolio Turnover

Under normal circumstances, it is anticipated that the annual portfolio turnover rate for each Fixed Income, Equity and Balanced Fund will not exceed 100%. With respect to the Balanced Fund, this applies only to its investments in equity securities and non-money market, fixed income securities, which are calculated separately. The historical portfolio turnover rates for each Non-Money Market Fund are set forth in the Financial Highlights above.


INVESTMENT LIMITATIONS

Money Market Funds: The investment objective and the following investment limitations are fundamental policies of each Money Market Fund. In addition, it is a fundamental policy of each Money Market Fund to use its best efforts to maintain a constant net asset value of $1.00 per share although there can be no assurance any Fund will be able to do so. It is also a fundamental policy of the Tax-Exempt Money Market Fund to invest at least 80% of its assets in Municipal Securities. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares.

Each Money Market Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of each Fund's total assets. See "Description of Permitted Investments -- Restraint on Investments by Money Market Funds."

2. Purchase any securities which would cause more than 25% of the total assets of any Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements involving such securities and obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulation as U.S. banks or to investments in tax-exempt securities issued by governments or political subdivisions of governments.

3. Make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

The foregoing percentage limitations apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

It is a non-fundamental policy of each Money Market Fund to invest no more than 10% of its net assets in illiquid securities (as defined under "Description of Permitted Investments").

Non-Money Market Funds: The investment objective and the following investment limitations are fundamental policies of each Non-Money Market Fund. In addition, it is a fundamental policy of the New Jersey and Pennsylvania Municipal Securities Funds to invest at least 80% of their respective total assets in Municipal Securities. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares.

Each Non-Money Market Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of each Fund's total assets. This restriction does not apply to the New Jersey Municipal Securities, Pennsylvania Municipal Securities and International Growth Funds.

2. Purchase any securities which would cause more than 25% of the total assets of any Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities or, with respect to the Fixed Income Funds only, to investments in tax-exempt securities issued by governments or political subdivisions of governments. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas, gas transmissions, electric and telephone will each be considered a separate industry; (ii) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) with respect to the Equity and Balanced Funds only, supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) with respect to the Equity and Balanced Funds only, governmental issuers within a particular country will be deemed to be conducting their principal business activities in the same industry.

3. Make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

The foregoing percentage limitations apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

It is a non-fundamental policy of each Non-Money Market Fund to invest no more than 15% of its net assets in illiquid securities (as defined below under "Description of Permitted Investments").

THE ADVISOR

Summit Bank Investment Management Division, a division of Summit Bank (the "Advisor"), serves as the investment advisor to the Trust. The Advisor makes the investment decisions for the assets of the Funds and continuously reviews, supervises and administers each Fund's investment program subject to the supervision of, and policies established by, the Trustees of the Trust.

Summit Bank, 210 Main Street, Hackensack, New Jersey 07601, was chartered in 1899 and has been exercising trust powers and managing money since 1916. The Investment Management Division began as a separate operating division of the Bank in 1973. The Bank's investment professionals have, on average, over 20 years of experience in investment management. As of December 31, 1996, total assets under management were approximately $6.7 billion.

Summit Bank is a wholly-owned subsidiary of Summit Bancorp., an interstate bank holding company with over $22 billion in assets and over 340 banking offices, predominantly in New Jersey and eastern Pennsylvania, as of December 31, 1996.

Fixed Income Fund--Joseph Markovich is a Vice President of the Advisor and currently manages the Fixed Income Fund. Mr. Markovich has managed the Fixed Income Fund since January 1, 1997. Prior to January, 1997, Mr. Markovich managed the Fixed Income Common Trust Funds for Summit

Bank. Mr. Markovich has had investment responsibility for equity and fixed income portfolios since joining Summit Bank in 1985.

Pennsylvania Municipal Securities and Mid Cap Funds--Randolph E. Lestyk is Vice President and Regional Manager (Pennsylvania) of the Advisor and has managed the Pennsylvania Municipal Securities Fund since its inception in May, 1993 and the Mid Cap Fund since January, 1996. Prior to joining Summit Bank in January 1994, Mr. Lestyk was involved in equity and fixed income investing at several financial institutions, serving as Director of Fixed Income Investing, Head of Trust Investments, and most recently as Senior Vice President and Chief Investment Officer of a major insurance company in Pennsylvania.

New Jersey Municipal Securities and Tax-Exempt Money Market Funds--Charlene P. Palmer is a Vice President of the Advisor and has managed the New Jersey Municipal Securities Fund since its inception in May, 1992 and manages the Tax-Exempt Money Market Fund. Mrs. Palmer's experience has emphasized tax-exempt bonds. She joined Summit Bank in 1981.

Intermediate-Term Government Securities Fund--Frances M. Tendall is a Vice President and Regional Manager (Princeton) of the Advisor. Mrs. Tendall has managed the Intermediate-Term Government Securities Fund since its inception in April 1992 and co-manages the U.S. Treasury Securities Money Market Fund. Mrs. Tendall joined Summit Bank in 1982.

Equity Growth and Mid Cap Funds--John Guarino is a Vice President and Regional Manager (Summit) of the Advisor and has managed the Equity Growth Fund since its inception in February, 1997. Since February, 1997 he has also been a co-manager of the Mid Cap Fund. Mr. Guarino joined Summit Bank in 1985.

Equity Income and Mid Cap Funds--Richard H. Caro is a Vice President of the Advisor and has managed the Equity Income Fund since January, 1996. Since February, 1997, he has also been a co-manager of the Mid Cap Fund. Prior to joining Summit Bank in April, 1993, Mr. Caro was associated with several investment counseling firms in New York City. Mr. Caro has had extensive experience in securities research, covering several industry groups, and in managing large institutional portfolios. Mr. Caro currently has responsibility for managing both equity and fixed income portfolios in the Investment Department.

Equity Value Fund--Fernando Garip is a Vice President and Regional Manager (Hackensack) of the Advisor and has managed the Equity Value Fund since January, 1996. Mr. Garip joined Summit Bank in 1982.

Balance Fund--Edward Kasperavich is a Vice President of the Advisor and has managed the Balanced Fund since January, 1997. Mr. Kasperavich joined Summit Bank in 1985.

U.S. Treasury Securities Money Market and Prime Obligation Money Market Funds--Judy Wolk is a Vice President at the Advisor and has managed the Pillar taxable money market funds since June, 1996. Prior to joining Summit Bank in September, 1995, Ms. Wolk had substantial experience in money market instruments with a large regional bank.

The Advisor is entitled to a fee from each Fund, which is calculated daily and paid monthly at the annual rate of the respective Fund's average daily net assets as set forth in the following table. The Advisor has voluntarily agreed to waive all or a portion of its fees to limit the total operating expenses of Class I Shares of each Fund to the respective levels set forth below. The Advisor reserves the right to terminate any and all fee waivers at any time in its sole discretion. Also set forth below are the advisory fees each Fund paid to the Advisor (shown as a percentage of average daily net assets) for the fiscal year ended December 31, 1996.

--------------------------------------------------------------------------------
                                                   Maximum Total         Fees
                                                     Operating       Received In
                                   Contractual     Expense After     Fiscal Year
                                       Fee           Fee Waiver          1996
--------------------------------------------------------------------------------
U.S. Treasury Securities Money         .35%             .65%             .35%
Market Fund
--------------------------------------------------------------------------------
Prime Obligation Money Market          .35%             .65%             .33%
Fund
--------------------------------------------------------------------------------
Tax-Exempt Money Market Fund           .35%             .65%             .32%
--------------------------------------------------------------------------------
Fixed Income Fund                      .60%             .80%             .48%
--------------------------------------------------------------------------------
New Jersey Municipal Securities        .60%             .80%             .35%
Fund
--------------------------------------------------------------------------------
Pennsylvania Municipal Securities      .60%             .80%             .00%
Fund
--------------------------------------------------------------------------------
Intermediate-Term Government           .60%             .80%             .53%
Securities Fund
--------------------------------------------------------------------------------
Equity Growth Fund                     .75%             .80%             N/A%
--------------------------------------------------------------------------------
Equity Value Fund                      .75%             .80%             .47%
--------------------------------------------------------------------------------
Equity Income Fund                     .75%             .80%             .46%
--------------------------------------------------------------------------------
Mid Cap Fund                           .75%             .80%             .45%
--------------------------------------------------------------------------------
Balanced Fund                          .75%             .80%             .44%
--------------------------------------------------------------------------------
International Growth Fund             1.00%            1.50%             .77%
--------------------------------------------------------------------------------

Summit Bank has also entered into a custodian agreement with the Trust, under which it provides all securities safekeeping services as required by the Funds and the 1940 Act. The Trust pays Summit Bank (referred to herein in its custodial capacity as the "Custodian") a custodian fee, which is calculated daily and paid monthly, at an annual rate of .025% of the average daily net assets of each Fund except the International Growth Fund, and at an annual rate of .17% of the average daily net assets of the International Growth Fund.

THE SUB-ADVISOR

Wellington Management Company, LLP ("WMC") serves as the investment sub-advisor to the International Growth Fund. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. As of December 31, 1996, WMC has discretionary investment authority with respect to approximately $133.2 billion of assets. WMC's predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. The principal address of WMC is 75 State Street, Boston, MA 02109. WMC is a Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.

The International Growth Fund has been managed since its inception in May, 1995 by a committee composed of WMC's Global Equity Strategy Group, a group of global portfolio managers and senior investment professionals headed by Trond Skramstad, Senior Vice President of WMC.

The Sub-Advisor is entitled to a fee payable by the Advisor from the Advisor's fee, which is calculated daily and paid monthly, at an annual rate of .60% of the average daily net assets of the International Growth Fund up to and including $50 million; .45% of the average daily net assets of the Fund in excess of $50 million up to and including $150 million; and .30% of the average daily net assets of the Fund in excess of $150 million. The Sub-Advisor may, from time to time, waive a portion of its fee in order to limit the operating expenses of Class I Shares of the International Growth Fund. The Sub-Advisor reserves the right to terminate any such fee waiver at any time in its sole discretion. For the fiscal year ended December 31, 1996, the Advisor paid WMC a sub-advisory fee of .60% of the average daily net assets of the International Growth Fund.

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator") serves as the Administrator of the Trust. The Administrator provides the Trust with administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of each Fund.

THE TRANSFER AGENT

State Street Bank and Trust Company (the "Transfer Agent"), 225 Franklin St., Boston, Massachusetts 02110 is the Trust's transfer agent.

THE SHAREHOLDER SERVICING AGENT

Boston Financial Data Services, 2 Heritage Drive, North Quincy, Massachusetts, 02171 is the Trust's dividend disbursing agent and shareholder servicing agent.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly-owned subsidiary of SEI Investments Company, acts as the Distributor of the Trust's shares. No compensation is paid to the Distributor for distribution services for the Class I Shares of the Fund. Class I Shares of the Fund are offered without distribution fees to: (i) institutional investors (including Summit Bank, its affiliates and correspondent banks) for the investment of their own funds; (ii) individuals and institutions (including Summit Bank, its affiliates and correspondent banks) for the investment of funds held by such individuals or institutions in a fiduciary, agency, custodial or other representative capacity if such individuals or institutions are able to provide complete shareholder recordkeeping services with respect to shares purchased and held in such capacity; and (iii) any qualified customer who has entered into an agreement with Summit Bank, its affiliates or correspondent banks ("Qualified Customers").

PURCHASE AND REDEMPTION OF SHARES

Shares of each Fund are sold on a continuous basis and may be purchased on any day that the New York Stock Exchange is open for trading (a "Business Day"). However, with respect to the Money Market Funds, a "Business Day" does not include days when the Federal Reserve Bank is closed. Generally, (i) an investor in the Class I Shares of a Fund must pay for shares by federal funds and (ii) checks (including third party and credit card checks), credit cards and cash will not be accepted for payment of Class I Shares.

A purchase or redemption order for shares of a Fund will be executed at a per share price equal to the net asset value next determined after the appropriate order is effective.

The net asset value per Class I Share of a Fund is determined by dividing the total value of the Fund's investments and other assets that are allocated to its Class I Shares, less any liabilities that are allocated to its Class I Shares, by the Fund's total outstanding Class I Shares. The net asset value per share for a Money Market Fund is calculated as of 12:00 noon, Eastern time, each Business Day based on the amortized cost method as described under "Determination of Net Asset Value" in the Statement of Additional Information. The purchase and redemption prices for each Money Market Fund is expected to remain constant at $1.00 per share. The net asset value per share of the Non-Money Market Funds is determined as of 4:00 p.m., Eastern time, each Business Day. Purchases will be made in full and fractional shares of a Fund calculated to three decimal places. A Fund may use a pricing service to provide market quotations. A pricing service may use a matrix system of valuation to value fixed income securities which considers factors such as securities prices, yield features, ratings and developments related to a specific security.

No certificates representing shares will be issued.

Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If market conditions are extraordinarily active, or other extraordinary circumstances exist, Shareholders who experience difficulties placing redemption orders by telephone may wish to consider placing the redemption order by other means.

The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust, the Fund or its Shareholders to accept such order. Qualified Customers should call the Transfer Agent for information regarding requirements for purchase and redemption orders.

Money Market Funds: A purchase order for a Money Market Fund will be effective as of the Business Day received by the Distributor if the Distributor receives the order and payment in federal funds before 12:00 noon, Eastern time. All other purchase orders will be effective on the next Business Day. Purchased shares begin earning dividends on the Business Day the purchase order for those shares is effective. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow time for processing and transmittal of these orders to the Distributor for effectiveness the same day.

For redemption orders received before 12:00 noon, Eastern time, payment will normally be made the same day by the transfer of federal funds. Otherwise, payment will be made on the next Business Day and, in any event, within seven Business Days after the redemption order is effective. Redeemed shares are not entitled to dividends declared the day the redemption order is effective.

Non-Money Market Funds: A purchase order for a Non-Money Market Fund will be effective as of the Business Day received by the Distributor if the Distributor receives the order and payment in federal funds before 4:00 p.m., Eastern time. All other purchase orders accompanied by payment, except those of certain types of investors as described below, will be effective the next Business Day. Certain institutional investors and financial institutions, such as Summit Bank, that have entered into a settlement agreement with the Distributor, may make payment in federal funds for purchases of Non-Money Market Funds to the Distributor by 12:00 noon, Eastern time, the Business

Day following the effective date of the trade. A purchase order may be canceled if the Distributor does not receive federal funds before 12:00 noon, Eastern time, the next Business Day. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow time for processing and transmittal of these orders to the Distributor for effectiveness the same day.

Shareholders who desire to redeem shares of a Non-Money Market Fund must place their redemption orders prior to 4:00 p.m., Eastern time, on any Business Day, for the order to be effective on that Business Day. The redemption price of shares is the net asset value of a Fund next determined after the redemption order is effective. Payment on redemption will be made as promptly as possible by the next Business Day transfer of federal funds and, in any event, within seven days after the redemption order is effective.

Each Fund intends to pay cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.


PERFORMANCE

Computation of Yield

From time to time the Money Market Funds may advertise "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of a Money Market Fund refers to the income generated by an investment in a Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

The Fixed Income Funds may also advertise yield and total return (described below). The yield of a Fixed Income Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment.

The Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds may also advertise a "tax-equivalent yield," which is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the respective Fund's yield, assuming certain tax brackets for a Shareholder.

Computation of Total Return

Each of the Fixed Income, Equity and Balanced Funds may also advertise total return. Total return figures are based on historical earnings and are not intended to indicate future performance.

The total return of a Fund refers to the average compounded rate of return on a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

A Fund may periodically compare its performance to that of: (i) of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. A Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk adjusted performance. A Fund may use long- term performance of the capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.

A Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.


TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of a

Fund or its Shareholders. Accordingly, Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes.

Tax Status of the Funds

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other investment portfolios. Each Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which is distributed to Shareholders.

Tax Status of Distributions

Each Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gain) to Shareholders. Dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares and will not qualify for the dividends-received deduction otherwise available to corporate shareholders. Any dividends from net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be distributed annually and will be treated as long-term capital gains. Capital gains distributions also will not qualify for the dividends-received deduction regardless of how long the Shareholder has held shares. Each Fund will make annual reports to Shareholders of the federal income tax status of all distributions.

Interest received on direct U.S. Government obligations that is exempt from tax at the state level when received directly may be exempt, depending on the state, when received by a Shareholder from a Fund, provided certain conditions are satisfied. Interest received on repurchase agreements normally is not exempt from state taxation. Each Fund annually will inform Shareholders of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from a Fund is considered tax-exempt in their particular states.

Certain securities purchased by the Funds (such as STRIPs, TRs, TIGRs and CATs defined under "Description of Permitted Investments"), are sold at original issue discount and thus generally do not make periodic cash interest payments. A Fund will be required to include as part of its current income the accreted interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its Shareholders, a Fund may have to sell portfolio securities to distribute such imputed income which may occur at a time when the Advisor or Sub-Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.

Dividends declared by a Fund in October, November or December of any year and payable to Shareholders of record on a date in these months will be deemed to have been paid by the Fund and received by the Shareholders on December 31 if paid by the Fund at any time during the following January.

Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

The sale, exchange or redemption of Fund shares is a taxable event to the Shareholder.

Generally, gain or loss on the sale, exchange or redemption of a share will be capital gain or loss which will be long-term if the share has been held for more than one year and otherwise will be short-term. However, if a Shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed capital gains of the Fund with respect to such share are included in determining the Shareholder's long-term capital gains), the Shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund which have been included in determining such Shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). Investors should particularly note that this loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

Income derived by a Fund from obligations of foreign issuers may be subject to foreign withholding taxes. The Funds, other than the International Growth Fund, will not be able to elect to treat Shareholders as having paid their proportionate share of such foreign taxes.

Additional Considerations for the Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds

The Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds will each distribute all of their net investment income (including net short-term capital gain) to their respective Shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's assets consist of obligations the interest on which is excludable from gross income, the Fund may pay "exempt-interest dividends" to its Shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the Fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a Shareholder's gross income for federal income tax purposes, but may have collateral consequences.

Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of a Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt-interest dividends."

Interest on indebtedness incurred or continued by a Shareholder in order to purchase or carry shares of the Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds is not deductible for federal income tax purposes. Furthermore, these Funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development private activity bonds. Such persons should consult their tax advisors before purchasing shares. A "substantial user" is defined generally to include "certain persons" who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds.

The Tax-Exempt Money Market Fund--Additional Considerations

Any dividends attributable to the Fund's taxable income will be taxable to Shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Fund's earnings and profits and will not qualify for the corporate dividends-received deduction. The Fund will make annual reports to Shareholders of the federal income tax status of distributions.

The Tax-Exempt Money Market Fund does not expect to realize any net capital gains (the excess of net long-term capital gains over net short-term capital losses). To the extent that it does, however, it intends to distribute such gains to Shareholders. Distributions of net capital gains will not qualify for the dividends-received deduction for corporate shareholders and will be treated as long-term capital gain regardless of how long a shareholder has held shares.

New Jersey Tax Considerations

Investors of the New Jersey Municipal Securities Fund will not be subject to the New Jersey Gross Income Tax on distributions from the Fund attributable to interest income from (and net gain, if any, from the disposition of) New Jersey Municipal Securities or obligations of the United States, its territories and possessions and certain of its agencies and instrumentalities ("Federal Securities") held by the Fund, either when received by the Fund or when credited or distributed to the investors, provided that the Fund meets the requirements for a qualified investment fund by: 1) maintaining its registration as a registered investment company with the SEC; 2) investing at least 80% of the aggregate principal amount of the Fund's investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Securities or Federal Securities at the close of each quarter of the tax year; 3) investing 100% of its assets in interest-bearing obligations, discount obligations, cash and cash items, including receivables, financial options, futures, forward contracts or other similar financial instruments relating to interest-bearing obligations, discount obligations or bond indexes related thereto; and 4) complying with certain continuing reporting requirements.

For New Jersey Gross Income Tax purposes, net income or gains and distributions derived from investments in other than New Jersey Municipal Securities and Federal Securities, and distributions from net realized capital gains in respect of such investments, will be taxable. Gain on the disposition of shares is not subject to New Jersey Gross Income Tax, provided that the Fund meets the requirements for a qualified investment fund set forth above.

Pennsylvania Tax Considerations

For purposes of the Pennsylvania Personal Income Tax and the Philadelphia School District Investment Net Income Tax, distributions which are attributable to interest received by the Pennsylvania Municipal Securities Fund from its investments in Pennsylvania Municipal Securities or Federal Securities are not taxable. Distributions by the Fund to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania Personal Income Tax and (for residents of Philadelphia) to the Philadelphia School District Investment Net Income Tax.

Distributions paid by the Fund which are excludable as exempt income for federal tax purposes are not subject to the Pennsylvania corporate net income tax. An additional deduction from Pennsylvania taxable income is permitted for the amount of distributions paid by the Fund attributable to interest received by the Fund from its investments in Pennsylvania Municipal Securities and Federal Securities to the extent included in federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the federal income tax return that would not have been allowed under the Code if the interest were exempt from federal income tax. Distributions by the Fund attributable to most other sources may be subject to the Pennsylvania corporate net income tax. It is the current position of the Pennsylvania Department of Revenue that Fund shares are considered exempt assets (with a pro rata exclusion based on the value of the Fund attributable to its investments in Pennsylvania Municipal Securities and Federal Securities) for purposes of determining a corporation's capital stock value subject to the Commonwealth's capital stock or franchise tax.

Shares purchased as an investment in the Pennsylvania Municipal Securities Fund are exempt from Pennsylvania county personal property taxes to the extent that the Fund's investments consist of obligations which are themselves exempt from taxation in Pennsylvania.

The Fund intends to invest primarily in obligations which produce interest exempt from federal and Pennsylvania taxes. If the Fund invests in obligations that are not exempt for Pennsylvania purposes but are exempt for federal purposes, a portion of the Fund's distributions will be subject to Pennsylvania Personal Income Tax.

GENERAL INFORMATION

The Trust

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated September 9, 1991. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. In addition to the Funds, the Trust currently consists of the U.S. Treasury Securities Plus Money Market Fund, the Short-Term Investment Fund and the GNMA Fund. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto.

Each Fund pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services, registering the shares under federal laws and filing with state securities commissions, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

The Advisor, in addition to providing investment advice to the Trust, provides investment advice to other clients. Some of these clients' funds are maintained in asset allocation accounts and may be invested in the Funds. From time to time, the Funds may experience relatively large purchases or redemptions due to asset allocation decisions made by the Advisor for its clients. These transactions may have a material effect on the Funds, since Funds that experience redemptions as a result of reallocations may have to sell portfolio securities and because Funds that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that Funds may be required to sell securities at times when they would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with purchases and sales of securities, and such sales may also increase transaction costs. The Advisor is committed to minimizing the impact of these transactions on the Funds to the extent it is consistent with pursuing the investment objectives of its asset allocation decisions on the Funds.

Trustees of the Trust

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights

Each share held entitles a Shareholder of record to one vote. The Shareholders of each Fund or class will vote separately on matters relating solely to that Fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

Reporting

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

Shareholder Inquiries

Shareholder inquiries should be directed to The Pillar Funds, P.O. Box 8523, Boston, MA 02266-8523.

Dividends

Shareholders automatically receive all income dividends and capital gain distributions in additional Class I Shares at the net asset value next determined following the record date, unless the Shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Administrator at least 15 days prior to the distribution. If any capital gain is realized, substantially all of it will be distributed at least annually.

Dividends and distributions of each Fund are paid on a per-share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a Shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

Money Market Funds: The net investment income (exclusive of capital gains) of each Money Market Fund is determined and declared on each Business Day as a dividend to Shareholders of record as of the close of business on that day. Dividends are paid by the Money Market Funds on or about the first Business Day of the following month. Redeemed shares are not entitled to dividends declared the day the redemption order is effective.

Fixed Income Funds: Each Fixed Income Fund declares dividends of substantially all of its net investment income (exclusive of capital gains) daily and distributes such dividends on or about the first Business Day of the following month. Shares purchased begin earning dividends on the Business Day following the date of purchase, and accrue dividends through and including the effective date of redemption.

Equity and Balanced Funds: Substantially all of the net investment income (not including capital gain) of the Equity Growth, Equity Value, Equity Income, Mid Cap and Balanced Funds is distributed in the form of quarterly dividends to Shareholders of record on the next to last Business Day of each quarter; and is declared and distributed annually as a dividend to Shareholders of record for the International Growth Fund.

Counsel and Independent Public Accountants

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.


DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of certain permitted investments and associated risk factors for the Funds:

AMERICAN DEPOSITARY RECEIPTS ("ADRs"), EUROPEAN DEPOSITARY RECEIPTS ("EDRs"), CONTINENTAL DEPOSITARY RECEIPTS ("CDRs") and GLOBAL DEPOSITARY RECEIPTS ("GDRs")-- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs, which are sometimes referred to as Continental Depositary Receipts, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities markets, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES--Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder. The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANKERS' ACCEPTANCES--Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

BRADY BONDS--Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas
F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank debt. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds ("Brady Bonds"). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with debt restructuring. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. Brady Bonds issued to date may be purchased and sold in the secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European securities depositories.

CERTIFICATES OF DEPOSIT--Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER -- Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES--Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

DERIVATIVES--Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., CMOs, REMICs, IOs and
POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPs), and privately issued stripped securities (e.g., TGRs, TRs and CATs). See elsewhere in this "Description of Permitted Investments" for discussions of these various instruments, and see "Investment Objectives and Policies" for more information about any investment policies and limitations applicable to their use.

EQUITY SECURITIES--Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of a Fund to fluctuate.

FIXED INCOME SECURITIES--Fixed income securities consist of bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.

FORWARD CURRENCY CONTRACTS--A Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund's securities are or may be denominated. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts, along with futures contracts and option transactions, are considered to be derivative securities and may present special risks. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into a Fund's long-term investment strategies. However, the Advisor and Sub-Advisor believe that it is important to have the flexibility to enter into forward currency contracts when it determines that the best interest of the Fund will be served.

The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. When the Advisor or Sub-Advisor believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Fund may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions. Generally, a Fund will enter into forward currency contracts only as a hedge against foreign currency exposure affecting the Fund. If a Fund enters into forward currency contracts to cover activities which are essentially speculative, the Fund will segregate cash or readily marketable securities with its Custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding the Fund's commitment with respect to such contracts.

To assure that a Fund's foreign currency contracts are not used for leverage, the net amount the Fund may invest in forward currency contracts is limited to the amount of the Fund's aggregate investments in foreign currencies.

By entering into forward foreign currency contracts, a Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS--A Fund may enter into contracts for the purchase or sale of securities, including index contracts or foreign currencies. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract on securities or currency is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month. A Fund may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of its common stocks that might otherwise result; and it may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. A Fund may enter into futures contracts and options thereon to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and premiums on options and may engage in futures contracts to the extent that obligations relating to such futures contracts represent not more than 20% of the Fund's total assets.

A Fund may also purchase and write options to buy or sell futures contracts. A Fund may write options on futures only on a covered basis. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.

When a Fund enters into a futures transaction it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained in a segregated account at the custodian bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract. In addition, a Fund will segregate liquid assets in an amount equal to its obligations under such contract. A Fund will enter into such futures and options on futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.

Options and futures can be volatile investments and involve certain risks. If the Advisor or Sub-Advisor applies a hedge at an inappropriate time or judges interest rates incorrectly, options and futures strategies may lower a Fund's return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other instruments, or if it could not close out its positions because of an illiquid secondary market.

ILLIQUID SECURITIES--Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Not more than 10% of the net assets of a Money Market Fund or 15% of the net assets of a Non-Money Market Fund will be invested in such instruments. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, if there is no secondary market for such security. Restricted securities, including Rule 144A securities, that meet the criteria established by the Trustees of the Trust will be considered liquid.

INVESTMENT COMPANIES--A Fund may invest up to 10% of its total assets in shares of other investment companies. Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invest in the securities markets of those countries. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' fund securities, and are subject to limitations under the 1940 Act.

A Fund does not intend to invest in other investment companies unless, in the judgment of the Advisor or Sub-Advisor, the potential benefits of such investment exceed the associated costs relative to the benefits and costs associated with direct investments in the underlying securities. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees.

JUNK BONDS--Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit a Fund's ability to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

MONEY MARKET SECURITIES--Money market securities include short-term U.S. Government Securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by an NRSRO or determined by the Advisor or Sub-Advisor to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities.

MORTGAGE-BACKED SECURITIES--Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

Government Pass-Through Securities: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, FNMA and FHLMC. FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

Private Pass-Through Securities: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

Collateralized Mortgage Obligations ("CMOs"): CMOs are debt obligations or multi-class pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

REMICs: A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

Parallel Pay Securities; PAC Bonds: Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

REITs: REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the property owned or the quality of the mortgages held by the trust.

Stripped Mortgage-Backed Securities ("SMBs"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities and can experience wide swings in value in response to changes in interest rates and associated mortgage prepayment rates. During times when interest rates are experiencing fluctuations, such securities can be difficult to price on a consistent basis. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

Risk Factors: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MUNICIPAL SECURITIES--Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (tolls from a toll bridge, for example). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal securities include both municipal notes and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.

OPTIONS--A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to protect against an increase in the cost of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered put and call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates.

Call options on securities or foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying security or foreign currency. With respect to put options on securities or foreign currency written by a Fund, the Fund will establish a segregated account with its custodian bank consisting of liquid assets in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing liquid assets with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Risk Factors. Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

RECEIPTS--Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying investments.

REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Fund will have actual or constructive possession of the security as collateral for the repurchase agreement. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS--Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risks and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. The Advisor will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. In addition, the Trustees must approve or ratify the purchase of unrated securities or securities rated by only one rating organization by the Prime Obligation Money Market Fund. In the case of taxable money market funds, investments in second tier securities are subject to the further constraint that (i) no more than 5% of a Fund's assets may be invested in such securities in the aggregate, and (ii) any investments in such securities of one issuer is limited to the greater of 1% of a Fund's total assets or $1 million. A taxable money market fund may hold more than 5% of its assets in the first tier securities of a single issuer for three business days.

SECURITIES OF FOREIGN ISSUERS--There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments, the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. Also it may be more difficult to obtain a judgment in a court outside the United States.

SECURITIES LENDING--In order to generate additional income, a Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 102% of the market value of the securities lent. A Fund continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. A Fund pays lending and other fees in connection with securities loans.

STANDBY COMMITMENTS AND PUTS--Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to a Fund owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. A Fund will limit standby commitment or put transactions to institutions believed to present minimal credit risk.

TAXABLE MUNICIPAL SECURITIES--Taxable Municipal Securities are municipal securities the interest on which is not exempt from federal income tax. Taxable Municipal Securities include "private activity bonds" that are issued by or on behalf of states or their political subdivisions to finance privately-owned or operated facilities for business and manufacturing, housing, sports, and pollution control and to finance activities of, and facilities for, charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking lots and low income housing. The payment of principal and interest on private activity bonds is not backed by a pledge of tax revenues, and is dependent solely on the ability of the facility's operator to meet its financial obligations, and may be secured by a pledge of the financed real and/or personal property.

TIME DEPOSITS--Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits maturing in more than seven days are considered to be illiquid securities.

U.S. GOVERNMENT AGENCIES--Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Fund will maintain with the Custodian a separate account with liquid assets or cash in an amount at least equal to these commitments. The interest rate realized, if any, on these securities is fixed as of the purchase date and no interest accrues to a Fund before settlement. These securities may be subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems such action appropriate.

TABLE OF CONTENTS                                                       Page No.
--------------------------------------------------------------------
Summary ...................................................................    3
Expense Summary ...........................................................    7
Financial Highlights ......................................................   10
The Trust .................................................................   16
Investment Objectives and Policies ........................................   16
Investment Limitations ....................................................   28
The Advisor ...............................................................   30
The Sub-Advisor ...........................................................   33
The Administrator .........................................................   33
The Transfer Agent ........................................................   34
The Shareholder Servicing Agent ...........................................   34
The Distributor ...........................................................   34
Purchase and Redemption of Shares .........................................   34
Performance ...............................................................   36
Taxes .....................................................................   37
General Information .......................................................   42
Description of Permitted Investments ......................................   44



The Pillar Funds is a registered service mark of Summit Bank. Your Investment Foundation, Pillar and the stylized "P" logo are service marks of Summit Bank. Summit is a registered service mark of Summit Bancorp. Summit Bank and Summit Bancorp are service marks of Summit Bancorp.

                                    ADVISOR:

                              [ SUMMIT BANK LOGO ]

                                  DISTRIBUTOR:
                         SEI FINANCIAL SERVICES COMPANY
                                ----------------
                            Oaks, Pennsylvania 19456
                                 1-800-932-7782

PIL-F-022-01

                                    [ LOGO ]

                                   THE PILLAR
                                      FUNDS

                                 Class I Shares

                   U.S. Treasury Securities Money Market Fund
                       Prime Obligation Money Market Fund
                          Tax-Exempt Money Market Fund
                                Fixed Income Fund
                      New Jersey Municipal Securities Fund
                     Pennsylvania Municipal Securities Fund
                  Intermediate-Term Government Securities Fund
                               Equity Growth Fund
                                Equity Value Fund
                               Equity Income Fund
                                  Mid Cap Fund
                                  Balanced Fund
                            International Growth Fund



Prospectus   April 30, 1997

                                THE PILLAR FUNDS

                               Investment Advisor:
                   Summit Bank Investment Management Division,
                            a division of Summit Bank

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of The Pillar Funds (the "Trust") and should be read in conjunction with the Trust's Prospectuses dated April 30, 1997. Prospectuses may be obtained through the Distributor, SEI Financial Services Company, Oaks, PA 19456, or by calling 1-800-932-7782.

                                TABLE OF CONTENTS

Investment Objectives and Policies..........................................S-3
         Description of Permitted Investments...............................S-3
         Investment Limitations.............................................S-32
         Management of the Trust............................................S-33
         Trustees and Officers of the Trust.................................S-35
         The Advisor........................................................S-35
         The Sub-Advisor....................................................S-38
         The Administrator..................................................S-40
Fund Transactions...........................................................S-42
         General............................................................S-42
         Trading Practices and Brokerage....................................S-42
The Distributor and the Distribution Plans..................................S-47
Performance.................................................................S-50
         Computation of Yield...............................................S-50
         Calculation of Total Return........................................S-52
Purchase and Redemption of Shares...........................................S-55
Shareholder Services........................................................S-55
Determination of Net Asset Value............................................S-56
General Information and History.............................................S-58
         The Trust..........................................................S-58
         Description of Shares..............................................S-58
         Shareholder Liability..............................................S-63
         Limitation of Trustees' Liability..................................S-63
Taxes.......................................................................S-63
         Federal Taxes......................................................S-63
         State Taxes........................................................S-67
Experts.....................................................................S-67
Financial Statements........................................................S-67
Appendix....................................................................A-1
         Description of Ratings ............................................A-1

April 30, 1997

PIL-F-027-01

The Pillar Funds is a registered service mark of Summit Bank. Your Investment Foundation, Pillar and the stylized "P" logo are service marks of Summit Bank. Summit is a registered service mark of Summit Bancorp. Summit Bank and Summit Bancorp are service marks of Summit Bancorp.

                       INVESTMENT OBJECTIVES AND POLICIES

DESCRIPTION OF PERMITTED INVESTMENTS

Asset Backed Securities. The Short-Term Investment, Fixed Income, Equity Growth and Balanced Funds may invest in asset-backed securities including company receivables, truck and auto loans, leases, and credit card receivables. These securities, like mortgage-backed securities, represent ownership of a pool of obligations. The payment of principal and interest on non-mortgage asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, these issues typically have a short to intermediate maturity structure depending on the paydown characteristics of the underlying financial assets that are passed through to the security holder. The purchase of non-mortgage asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, due to the manner in which the issuing organizations may perfect their interests in their respective obligations, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect a security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, the possibility exists that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owned on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset but is generally less than the prepayment risk associated with mortgage-backed securities.

The development of non-mortgage asset-backed securities is at an earlier stage than that of mortgage-backed securities. While the market for asset-backed securities is becoming increasingly liquid, the market for non-mortgage asset-backed securities is not as well developed as that for mortgage-backed securities guaranteed by government agencies or instrumentalities. The Advisor intends to limit purchases of non-mortgage asset-backed securities to a securities that are readily marketable at the time or purchase.

Foreign Securities. The Short-Term Investment, Fixed Income, Equity Growth and International Growth Funds may invest in the securities of foreign issuers. In addition, the Equity Growth (formerly, Growth), Equity Value, Equity Income, Mid Cap (formerly, Mid Cap Value), Balanced (formerly, Balanced Growth) and International Growth Funds may invest in American Depositary Receipts, American Depositary Shares and New York Shares, and each reserves the right to invest up to 25% of its assets in foreign equity securities denominated in foreign currencies, except for the International Growth Fund which will invest at least 65% of its assets in foreign equity securities. The Equity Growth and International Growth Funds may also invest in European Depositary Receipts, Continental Depositary Receipts and Global Depositary Receipts. These instruments may subject the Funds to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in currency exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commission than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign markets may be characterized by lower liquidity, greater price volatility, less regulation and higher transaction costs than U.S. markets.

Forward Foreign Currency Contracts. The International Growth Fund may invest in forward foreign currency contracts. Forward foreign currency contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time.

When entering into a contract for the purchase or sale of a security in a foreign currency, the Fund may enter into a foreign forward currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the United States dollar or other foreign currency.

Also, when the Sub-Advisor anticipates that a particular foreign currency may decline substantially relative to the United States dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. The Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars.

Lower Rated Securities. The Equity Growth and International Growth Funds may invest in lower-rated bonds commonly referred to as "junk bonds" or high-yield/high-risk securities. These securities are rated "Ba" or lower by Moody's Investors Service, Inc. ("Moody's") or "BB" or lower by Standard & Poor's Ratings Group ("S&P"), Fitch Investors Services, Inc. ("Fitch"), Duff & Phelps, Inc. ("Duff"), IBCA Limited ("IBCA") and Thomson BankWatch ("Thomson"). These ratings indicate that the obligations are speculative and may be in default. See the Appendix for a description of the foregoing agencies' ratings. In addition, the Funds may invest in unrated securities subject to the restrictions stated in the Prospectus.

     Certain Risk Factors Relating to High-Yield, High-Risk Securities. The descriptions below are intended to supplement the discussion in the Prospectus under "Risk Factors."

     Growth of High-Yield Bond, High-Risk Bond Market. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

     Sensitivity to Interest Rate and Economic Changes. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

     Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would likely have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

     Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may adversely affect a Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

     Legislation. Federal laws require the divestiture by federally insured savings and loan associations of their investments in lower rated bonds and limit the deductibility of interest by certain corporate issuers of high yield bonds. These laws could adversely affect a Fund's net asset value and investment practices, the secondary market for high-yield securities, the financial condition of issuers of these securities and the value of outstanding high-yield securities.

     Taxes. The Funds may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, the Funds may have to dispose of other securities and use the proceeds to make distributions to Shareholders.

Illiquid Securities. An illiquid security is a security which cannot be disposed of within seven days in the usual course of business at approximately the price at which it is being carried on a Fund's books, and includes repurchase agreements maturing in more than seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

Mortgage-Backed Securities. Each of the Funds except the U.S. Treasury Securities Money Market and U.S. Treasury Securities Plus Money Market Funds may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). The GNMA Fund may invest in securities issued and guaranteed by Federal Home Loan Banks. In addition, the Short-Term Investment and Fixed Income Funds may invest in privately issued mortgage-backed securities. Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of FNMA, FHLMC and Federal Home Loan Banks are not backed by the full faith and credit of the U.S. Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to predict accurately the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

CMOs. The Short-Term Investment, Fixed Income and Balanced Funds may also invest in mortgage-backed securities issued by non-governmental entities. The mortgage-backed securities these Funds may purchase are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") that are rated in one of the two top categories by S&P or Moody's and which are backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government or its agencies and instrumentalities. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage "pay-through" bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and "mortgage-backed" bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed by U.S. Government agencies or instrumentalities.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Advisor believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine the average maturity of a Fund, the Advisor will use an estimate of the average life of a mortgage-backed security. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average life as estimated by the Advisor will be the actual average life.

Municipal Securities. The Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds may invest in the following:

Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

Municipal bonds consist of general obligation bonds, revenue or special obligation bonds and private activity bonds, the interest paid on which is excludable from federal income tax. Private activity bonds are issued by or on behalf of states or political subdivisions thereof to finance privately-owned or operated facilities for business and manufacturing, housing, sports, and pollution control and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking and low-income housing. The payment of the principal and interest on private activity bonds is not backed by a pledge of tax revenues and is dependent solely on the ability of the facility's operator to meet its financial obligations and may be secured by a pledge of real and personal property so financed.

The Funds may also purchase variable and floating rate demand notes and synthetic variable rate demand notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund involved can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The Advisor will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds may also purchase participation interests in municipal securities (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the underlying municipal security. If it is unrated, the participation interest will be backed by an irrevocable letter of credit or guarantee of a creditworthy financial institution or the payment obligation otherwise will be collateralized by U.S. Government securities. Participation interests may have fixed, variable or floating rates of interest and may include a demand feature. A participation interest without a demand feature or a participation interest or demand note with a demand feature exceeding seven days may be deemed to be an illiquid security subject to each Fund's investment limitations restricting its purchases of illiquid securities to not more than 15% (10% with respect to the Tax-Exempt Money Market Fund) of its total assets. The Advisor may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings applicable to each Fund and satisfy other applicable requirements.

New Jersey Municipal Securities and Special Considerations Relating Thereto. The concentration of investments in New Jersey Municipal Securities by the New Jersey Municipal Securities Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of the State of New Jersey or its municipalities could adversely affect the value of this Fund and the securities held by it.

     The following information is based on official statements relating to securities offerings of the State of New Jersey (the "State") and various local agencies that have come to the Fund's attention and available as of the date of this Statement of Additional Information. The New Jersey Municipal Securities Fund has not independently verified any of the information contained in the official statement but is not aware of any fact which would render such information inaccurate.

     General. New Jersey is located at the center of the Middle Atlantic region which extends from Boston to Washington, D.C., and which includes over one-fifth of the country's population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in the State.

     The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey has the Atlantic sea-shore on the east and lakes and mountains in the north and northwest, which provide recreation for residents as well as for out-of-state visitors. In 1976, voters approved casino gambling for Atlantic City, which has become an important State tourist attraction.

     New Jersey is the ninth largest state in population and the fifth smallest in land area. It is the most densely populated state in the United States with an average of 1,062 persons per square mile. New Jersey's population grew rapidly in the years following World War II, before slowing to an annual rate of
 .27% in the 1970's. Between 1980 and 1990, the annual growth rate was .49% and between 1990 and 1994 accelerated to .52%. While this rate of growth is less than that for the United States, it compares favorably with other Middle Atlantic States.

     After enjoying an extraordinary boom during the mid-1980's, New Jersey, as well as the rest of the Northeast, slipped into a slowdown well before the onset of the national recession, which began in July 1990. By the beginning of the national recession, construction activity had already been declining in New Jersey for nearly two years. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing.

     Reflecting the downturn, the rate of unemployment in the State rose from a peacetime low of 3.6% during the first quarter of 1989 to a recessionary peak of 8.4% during 1992. Since then, the unemployment rate fell to an average of 6.4% during the first ten months of 1995. The average annualized unemployment rate remained at 6.4% for the fourth quarter of 1995.

     Financial Accounting. The State prepares its financial statements on a "modified accrual" basis utilizing the fund method of accounting. Accordingly, the State prepares separate statements for the General Fund, Special Revenue Funds, Debt Service Funds, Capital Project Funds, Trust and Agency Funds, Component Units-Authorities Funds, College and University Funds, General Fixed Asset Account Group and its General Long-Term Debt Account Group and its component units.

     The General Fund is the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund. The appropriations act provides the basic framework for the operation of the General Fund.

     Special Revenue Funds are used to account for resources legally restricted to expenditure for specified purposes. Special Revenue Funds include the Casino Control Fund, the Casino Revenue Fund, the Gubernatorial Elections Fund and the Property Tax Relief Fund. Other Special Revenue Funds have been created which are either reported ultimately in the General Fund or are created to hold revenues derived from private sources.

     Debt Service Funds are used to account for the accumulation of resources for, and the payment of, principal and redemption premium, if any, of, and interest on, general obligation bonds. Capital Project Funds are used to account for financial resources to be used for the acquisition or construction of major State capital facilities. Trust and Agency Funds are used to account for assets held in a trust capacity or as an agent for individuals, private organizations, other governments and/or other funds. The General Fixed Asset Account Group accounts for the State's fixed assets acquired or constructed for general governmental purposes. The General Long-Term Debt Account Group accounts for the unmatured general long-term liabilities of the State.

     Component Unit-Authorities account for operations where the intent of the State is that the cost of providing goods or services to the general public on a continuing basis be financed or recovered primarily through user charges, or where periodic measurement of the results of operations is appropriate for capital maintenance, public policy, management control or accountability. The College and University Funds account for the operations of Rutgers, the State University, the University of Medicine and Dentistry of New Jersey, the New Jersey Institute of Technology, and the nine State colleges including their foundations and associations, in accordance with existing authoritative accounting and reporting principles applicable to universities and hospitals.

     The State operates on a fiscal year beginning July 1 and ending June 30. The State Constitution provides that all monies for the support of State government and all other State purposes, as far as can be ascertained or reasonably foreseen, must be provided for in one general appropriation law covering the same fiscal year. No general appropriations law or other law appropriating money for any State purpose can be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

     During the course of the fiscal year, the Governor may take steps to reduce State expenditures if it appears that revenues have fallen below those originally anticipated. There are additional means by which the Governor may ensure that the State does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

Financial Results and Projections.

     Revenues. Estimated receipts from State taxes and revenues are forecasts based on the best information available at the time of such forecasts. The principal taxes in New Jersey are the Sales and Use Tax, the Gross Income Tax, and the Corporation Business Tax. The fiscal year 1996 Appropriation Act forecasts Sales and Use Tax collections of $4,356 million, a 5.5% increase over receipts estimated for fiscal year 1995; Gross Income Tax collections of $4,580 million, a 9.0% increase over receipts estimated in the revised estimates for fiscal year 1995; and Corporation Business Tax collections of $1,145 million, a 8.6% increase over receipts estimated in the revised estimates for fiscal year 1995. Changes in economic activity in the State and the nation, consumption of durable goods, corporate financial performance and other factors that are difficult to predict may result in actual collections being more or less than forecasted.

     Appropriations. The State appropriated approximately $14,737 million for fiscal year 1993 and $15,492 million for fiscal year 1994. Estimated appropriations for fiscal years 1995 and 1996 total $15,528 million and $15,995 million, respectively. Of the estimated $15,995 million appropriated in fiscal year 1995 from the General Fund, the Property Tax Relief Fund, the Casino Control Fund, the Casino Revenue Fund, and the Gubernatorial Elections Fund, $6,423.5 million (40.2%) is appropriated for State aid to local governments, $3,708 million (23.2%) is appropriated for grants-in-aid (payments to individuals or public or private agencies for benefits to which a recipient is entitled to by law, or for the provision of services on behalf of the State), $5,179.6 million (32.4%) for direct State services, $466.3 million (2.9%) for debt service on State general obligation bonds and $443.9 million (2.9%) for capital construction.

     Fund Balances. The undesignated Fund balances are available for appropriations in succeeding fiscal years. There have been positive Fund balances in the General Fund at the end of each year since the State Constitution was adopted in 1947. Total ending Fund balances for fiscal years 1992, 1993 and 1994 were $836.2 million, $1,149.6 million and $1,264.6 million, respectively. General Fund balances accounted for $1.4 million, $760.8 million and $937.4 million of the total ending Fund balances in fiscal years 1992, 1993 and 1994, respectively. Total ending Fund balances are estimated to be $965.7 million for the fiscal year 1995, of which the General Fund balance is expected to account for $926.0 million. The estimates for fiscal year 1995 are preliminary and are subject to change upon completion of the State's year-end audit. The estimates for Total and General Fund balances for the fiscal year ended 1995 are $549.3 million and $563 million, respectively. The estimates for fiscal 1996 reflect amounts contained in the Fiscal Year 1996 Appropriations Act and Supplemental Appropriations enacted through September 1, 1993. It should be noted that an adverse determination in certain litigation in which the State is a party would have a significant impact on fiscal 1995 and subsequent fiscal year fund balances (see "Litigation" section).

Indebtedness of the State.

     General Obligation Bonds. The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. State tax revenues and certain other fees are pledged to meet the principal payments, interest payments and if provided, redemption premium payments, if any, required to fully pay the bonds. As of June 30, 1995, the outstanding general obligation bonded indebtedness of the State was approximately $3.7 billion. The amount provided by the General Fund to the Debt Service Fund for interest and principal payments for the fiscal year ended June 30, 1995 was $103.5 million. This is reflected in the Statement of Revenues, Expenditures and Changes in Fund Balances as a Transfer to other funds in the General Fund and a Transfer from other funds in the Debt Service Fund.

     Tax and Revenue Anticipation Notes. In fiscal year 1992 the State initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund balances which occur in the collection and disbursement of the General

Fund and Property Tax Relief Fund revenues. There are presently no tax and revenue anticipation notes outstanding. It is anticipated that this program will be continued in fiscal year 1997. Such tax and revenue anticipation notes do not constitute a general obligation of the State or a debt or liability within the meaning of the State Constitution. These notes constitute special obligations of the State payable solely from moneys on deposit in the General Fund and the Property Tax Relief Fund and legally available for such payment.

State Related Obligations.

     Lease Financing. The State has entered into a number of leases relating to the financing of certain real property and equipment. Lease financing obligations outstanding as of December 31, 1992 totaled $804.8 million.

     State Supported School and County College Bonds. Legislation provides for future appropriations for State Aid to local school districts equal to debt service on a maximum principal amount of $280.0 million of bonds issued by such local school districts for construction and renovation of school facilities and for State Aid to counties equal to debt service on up to $80.0 million of bonds issued by counties for construction of county college facilities. The State Legislature is not legally bound to make such future appropriations, but has done so to date on all outstanding obligations issued under these laws. As of December 31, 1995, the maximum amount of $280.0 million of school district bonds has been approved for State support. Bonds or notes in the amount of $274.1 million have been issued by local school districts, of which $240.6 million have been retired and $33.4 million are still outstanding. As of June 30, 1995, $32.8 million of county college bonds or notes are outstanding. In addition to these acts, there is legislation which establishes a school bond reserve within the constitutionally dedicated fund for the Support of Free Public Schools.

     Moral Obligation Financing. The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of moral obligation bonds which may be issued by eligible State entities. The State has periodically provided the South Jersey Port Corporation with funds to cover all debt service and property tax requirements when earned revenues are anticipated to be insufficient to cover these obligations. All other entities with moral obligation bonds are expected to generate revenues sufficient to cover debt service requirements thereon. As of June 30, 1995, outstanding moral obligation indebtedness totalled $735.9 million, with an approximate maximum annual debt service Subject to Moral Obligation of $67.9 million.

     New Jersey Transportation Trust Fund Authority. In July 1984, the State created the New Jersey Transportation Trust Authority (the "Authority"), an instrumentality of the State organized and existing under the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "Act"), for the purpose of funding a portion of the State's share of the cost of improvements to the State's transportation system. Pursuant to the Act, the Authority, the State Treasurer and the Commissioner of Transportation executed a contract (the "Contract") which provides for the payment of certain amounts prescribed to the Authority. The payment of all such amounts is subject to and dependent upon appropriations being made by the State Legislature and there is no requirement that the Legislature make such appropriations. On May 30, 1995, the State Legislature amended the New Jersey Transportation Trust Fund Act of 1984 to provide, among other things, for (i) the funding of transportation projects through June 30, 2000, (ii) the issuance of debt in an aggregate principal amount in excess of the statutory debt limitation in effect prior to the enactment of the 1995 Amendments, (iii) an increase in the amount of revenues available to the Authority and (iv) broadening the scope of transportation projects.

     Pursuant to the Act, the principal amount of the Authority's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $7.0 million plus amounts carried over from prior fiscal years. These bonds are special obligations of the Authority payable from the payments made by the State pursuant to the Contract.

     Economic Recovery Fund Bonds. Legislation enacted during 1992 by the State authorizes the New Jersey Economic Development Authority ("NJEDA") to issue bonds for various economic development purposes. Pursuant to that legislation, NJEDA and the State Treasurer have entered into an agreement (the "ERF Contract") through which NJEDA has agreed to undertake the financing of certain projects and the State Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to the State under an agreement with the Port Authority of New York and New Jersey. The payment of all amounts under the ERF Contract is subject to and dependent upon appropriations being made by the State Legislature. On June 1, 1994, NJEDA issued $705.3 million in Economic Recovery Fund Bonds.

     Miscellaneous. Other State related obligations include bonds of the New Jersey Sports and Exposition Authority. Amounts outstanding as of June 30, 1995 totaled $615.1 million for this organization.

     State Employees. The State, as a public employer, is covered by the New Jersey Public Employer-Employee Relations Act, as amended, which guarantees public employees the right to negotiate collectively through employee organizations certified or recognized as the exclusive collective negotiations representatives for units of public employees found to be appropriate for collective negotiations purposes. Approximately 64,500 employees are paid through the State payroll system. Of the 64,500 employees, 56,800 are represented by certified or recognized exclusive majority representatives and are organized into various negotiation units. The State is conducting negotiations for successor agreement with various negotiation units affecting approximately 54,400 employees. The current agreement expired on June 30, 1994. Negotiations have commenced with three units of State Police employees, representing approximately 2,400 Troopers, Sergeants and Lieutenants whose three-year contract expired on June 30, 1996. Their agreements call for a 4% wage increase effective June 24, 1995. The fiscal year 1996 budget is expected to reduce the workforce through attrition, voluntary furlough and layoff of State employees during the fiscal year.

     Counties and Municipalities. The Local Budget Law imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the "Director"). This process ensures that every municipality and county annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for principal of and interest on indebtedness falling due in the fiscal year, deferred charges and other statutory expenditure requirements. The Director also oversees changes to local budgets after adoption as permitted by law, and enforces regulations pertaining to execution of adopted budgets and financial administration. In addition to the exercise of regulatory and oversight functions, the Division offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

     State law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which they were issued. The Local Bond Law governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than Fiscal Year Adjustment bonds). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis, which is the average of the equalized value of all taxable real property and improvements within the geographic boundaries of the local unit, as annually determined by the Director of the Division of Taxation, for each of the three most recent years.

     State law authorizes State officials to supervise fiscal administration in any municipality which is in default on its obligations or upon the occurrence of certain other events. State officials are authorized to continue such supervision for as long as any of the conditions exist and until the municipality operates for a fiscal year without incurring a cash deficit.

     School Districts. New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but the State supervision of school finance closely parallels that of local governments.

     Litigation. Certain litigation is pending or threatened in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure, including suits relating to the following matters:

     (a) Several cases are pending in the State courts challenging the methods by which the State Department of Human Services shares with county governments the maintenance recoveries and costs for residents in State psychiatric hospitals and residential facilities for the developmentally disabled.

     (b) Suits have been initiated by various counties in the State seeking the return of moneys paid by the counties since 1980 for the maintenance of Medicaid or Medicare eligible residents of institutions for the developmentally disabled. In March 1994, the State Superior Court ruled that the counties were entitled to credits for payments made since 1989. In February 1995, all but one county had resolved its cost-sharing disputes with the State. One county has filed for administrative review to contest the State's calculation of the credits.

     (c) A class action on behalf of all New Jersey long-term care facilities avers that the State has implemented unreasonably low Medicaid payment rates. A final decision in favor of the plaintiffs could require the State to make substantial expenditures. A plaintiffs' motion for a preliminary injunction was denied on May 25, 1995, and that denial is being appealed to the Third Circuit.

     (d) Litigation is pending challenging various portions of the State's Fair Automobile Insurance Reform Act of 1990, which substantially altered the State's statutory scheme governing private passenger automobile insurance.

     (e) At any given time, there are various numbers of claims and cases pending against the State, its agencies and employees seeking recovery of damages paid out of a fund created pursuant to the State's Tort Claims Act. The State is unable to estimate its exposure for these claims and cases. An independent study estimated an aggregate potential exposure of $50 million for tort claims pending as of January 1, 1982. It is estimated that were a similar study made of claims currently pending, the amount of such estimated exposure would be somewhat higher.

     (f) At any given time, there are various claims of contract and other claims against the State and State agencies, including environmental claims arising from the alleged disposal of hazardous waste. The State is unable to estimate its exposure for these claims.

     (g) At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry (the "University") and its employees seeking recovery of damages that are paid out of the Self Insurance Reserve Fund created pursuant to the State's Tort Claims Act. An independent study estimated an aggregate potential exposure of $82.5 million for claims pending as of December 31, 1995. In addition, various other claims are pending against the University seeking damages or other relief which, if granted, would require the expenditure of funds (amount not estimated).

     (h) An individual plaintiff filed a suit against two members of the New Jersey Bureau of Securities alleging various causes of action for defamation, injury to reputation, abuse of process and improper disclosure of private facts. The State was granted a Motion for Summary Judgment on January 11, 1995. Plaintiff filed an appeal and the State has responded. On June 12, 1996, the Appellate Division affirmed the dismissal. The time to appeal the matter on certification to the Supreme Court has passed.

     (i) Fifteen counties have filed suits against various State agencies and employees, seeking a portion of $412 million in federal funding the State received for disproportionate share hospital payments made to county psychiatric facilities. The State contends that it does not have to share the federal funding because it already paid the counties their portion of disproportionate share hospital payments. The court heard oral argument on May 30, 1996. On July 15, 1996, in a unanimous decision of the Appellate Division, the court affirmed the Commissioner's decision not to share the federal funds with the counties. Additionally, the court held that it could not provide equitable relief to the counties because the Legislature chose not to direct the Commissioner to share the funds and therefore separation of powers precluded the relief.

     (j) In October 1993, a suit was filed against the Governor and various State Commissioners alleging violations of numerous laws allegedly resulting from the existence of chromium contamination in the State-owned Liberty Park in Jersey City. No immediate relief was sought, but injunctive and monetary relief was asked for. The complaints were amended and the plaintiffs filed another suit seeking cessation of all construction and penalties against the transporter of soil to the park. The cases have been consolidated and referred to mediation. The State intends to vigorously defend these suits.

     (k) Various labor unions filed suit on October 17, 1994, challenging State legislation dealing with the funding of several public employee pension funds. The suit alleges, among other things, that certain provisions of the legislation violate the contract, due process and taking clauses of the United States and New Jersey Constitutions, and that the changes constitute a breach of the State's fiduciary duty to two of the pension systems. Plaintiffs seek to permanently enjoin the State from administering the changes. An adverse determination in this matter would have a significant impact on the State's fiscal 1996 budget. The State has filed motions to dismiss and for summary judgment. Discovery is proceeding in this matter.

     (l) A case has been filed in federal district court seeking injunctive relief and damages in excess of $19 million from the State's Department of Environmental Protection and several of its officers based on alleged violations of the Commerce Clause and Contracts Clause of the U.S. Constitution. The State intends to vigorously defend this action.

     (m) A complaint was filed in Tax Court on March 23, 1994 against the State and certain of its officials challenging the constitutionality of waste licensure renewal fees collected by the Department of Environmental Protection. The State is unable to estimate its exposure for this claim and intends to defend this suit vigorously.

Pennsylvania Municipal Securities and Special Considerations Relating Thereto. The following information as to certain Pennsylvania risk factors has been provided in view of the policy of concentrating in Pennsylvania Municipal Securities by the Pennsylvania Municipal Securities Fund. This information constitutes only a brief summary, does not purport to be a complete description of Pennsylvania risk factors and is principally drawn from official statements relating to securities offerings of the Commonwealth of Pennsylvania that have come to the attention of the Pennsylvania Municipal Securities Fund and were available as of the date of this Statement of Additional Information. The Fund has not independently verified any of this information but is not aware of any fact which would render such information inaccurate.

     General. Pennsylvania has historically been dependent on heavy industry although recent declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

     In 1995, the population of Pennsylvania was 12.07 million people. According to the U.S. Bureau of the Census, Pennsylvania experienced a slight increase from the 1986 estimate of 11.78 million. Pennsylvania has a high proportion of persons 65 or older. The Commonwealth is highly urbanized, with 79% of the 1990 census population residing in metropolitan statistical areas. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan statistical areas, together comprise approximately 44% of the Commonwealth's total population.

     Pennsylvania's average annual unemployment rate remained below the national average between 1986 and 1990. Slower economic growth caused the rate to rise to 6.9% in 1991 and 7.5% in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.0% in 1993. Seasonally adjusted data for March 1996, the most recent month for which data is available, shows an unemployment rate of 5.6%, the same rate as that for the United States.

     Financial Accounting. Pennsylvania utilizes the fund method of accounting and over 150 funds have been established for the purpose of recording receipts and disbursements, of which the General Fund is the largest. Most of the operating and administrative expenses are payable from the General Fund. The Motor License Fund is a special revenue fund that receives tax and fee revenues relating to motor fuels and vehicles (except one-half cent per gallon of the liquid fuels tax which is deposited in the Liquid Fuels Tax Fund for distribution to local municipalities) and all such revenues are required to be used for highway purposes. Other special revenue funds have been established to receive specified revenues appropriated to specific departments, boards and/or commissions. Such funds include the Game, Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, State Racing and State Lottery Funds. The General Fund, all special revenue funds, the Debt Service Funds and the Capital Project Funds combine to form the Governmental Fund Types.

     Enterprise funds are maintained for departments or programs operated like private enterprises. The largest of the Enterprise funds is the State Stores Fund, which is used for the receipts and disbursements of the Commonwealth's liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise.

     Financial information for the funds is maintained on a budgetary basis of accounting ("Budgetary"). Since 1984, the Commonwealth has also prepared financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements have been audited jointly by the Auditor General of the Commonwealth and an independent public accounting firm. The Budgetary information is adjusted at fiscal year end to reflect appropriate accruals for financial reporting in conformity with GAAP. The Commonwealth maintains a June 30th fiscal year end.

     The Constitution of Pennsylvania provides that operating budget appropriations may not exceed the actual and estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund and for certain special revenue funds which represent the majority of expenditures of the Commonwealth.

     Revenues and Expenditures. Pennsylvania's Governmental Fund Types receive over 57% of their revenues from taxes levied by the Commonwealth. Interest earnings, licenses and fees, lottery ticket sales, liquor store profits, miscellaneous revenues, augmentations and federal government grants supply the balance of the receipts to these funds. Revenues not required to be deposited in another fund are deposited in the General Fund. The major tax sources for the General Fund are the 6% sales and use tax (34.1% of General Fund revenues in fiscal 1995), the 2.8% personal income tax (31.3% of General Fund revenues in fiscal 1995) and the 9.99% corporate net income tax (11.7% of General Fund revenues in fiscal 1995). Tax and fee proceeds relating to motor fuels and vehicles are constitutionally dedicated to highway purposes and are deposited into the Motor License Fund. The major sources of revenue for the Motor License Fund include the liquid fuels tax, the oil company franchise tax, aviation taxes and revenues from fees levied on heavy trucks. These revenues are restricted to the repair and construction of highway bridges and aviation programs. Lottery ticket sales revenues are deposited in the State Lottery Fund and are reserved by statute for programs to benefit senior citizens.

     Pennsylvania's major expenditures include funding for education ($6.7 billion of fiscal 1995 expenditures, the projected $6.9 billion of the fiscal 1996 budget and the proposed almost $7.0 billion of the fiscal 1997 budget) and public health and human services ($12.4 billion of fiscal 1995 expenditures, the projected $13.1 billion of the fiscal 1996 budget and the proposed decreases of the fiscal 1997 $12.9 billion budget).

     Governmental Fund Types: Financial Condition/Results of Operations (GAAP Basis). Reduced revenue growth and increased expenses contributed to negative unreserved-undesignated fund balances of the Governmental Fund Types at the end of the 1990 and 1991 fiscal years, largely due to operating deficits in the General Fund and State Lottery Fund during those years. Actions taken during fiscal 1992, to bring the General Fund back into balance, including tax increases and expenditure restraints, resulted in a $1.1 billion reduction to the unreserved-undesignated fund deficit for combined Governmental Fund Types and a return to a positive fund balance. The fund balance for the Governmental Fund Types, as restated, has increased during the 1993, 1994 and 1995 fiscal years. At June 30, 1995, the fund balance totaled $1,927.6 million including an unreserved-undesignated fund balance of $104.8 million.

     General Fund: Financial Condition/Results of Operations.

     Five-Year Overview (GAAP Basis). For the five-year period fiscal 1991 through fiscal 1995, total revenues and other sources rose at a 9.1 percent average annual rate while total expenditures and other uses grew by 7.4 percent annually. Over two-thirds of the increase in total revenues and other sources during this period occurred during fiscal 1992 when a $2.7 billion tax increase was enacted to address a fiscal 1991 budget deficit and to fund increased expenditures for fiscal 1992. For the four-year period fiscal 1992 through fiscal 1995, total revenues and other sources increased at an annual average of 3.3 percent, less than one-half the rate of increase for the five-year period beginning with fiscal 1991. This slower rate of growth was due, in part, to tax rate reductions and other tax law revisions that restrained the growth of tax receipts for fiscal years 1993, 1994 and 1995.

     Expenditures and other uses followed a pattern similar to that for revenues, although with smaller growth rates, during the fiscal 1991 through fiscal 1995 period. Program areas having the largest increase in costs for the fiscal 1991 to fiscal 1995 period were for protection of persons and property, due to an expansion of state prisons, and for public health and welfare, due to rising caseloads, program utilization and increased prices. Recently, efforts to restrain the rapid expansion of public health and welfare program costs have resulted in expenditure increases at or below the total rate of increase for total expenditures in each fiscal year. For the period fiscal 1992 through fiscal 1995, public health and welfare costs increased by an average annual rate of 3.5 percent, well below the 5.2 percent average for total expenditures and other uses during the same period.

     During fiscal 1992 enactment of over $2.7 billion in General Fund tax increases and implementation of expenditure control initiatives have helped the General Fund balance return to a surplus at June 30, 1992, of $87.5 million. The actions taken to increase revenues and restrain expenditure growth were necessary to offset the effects on General Fund finances of a period of slow economic growth including a national economic recession. The recession caused tax revenues during fiscal 1991 to be below the amount received during fiscal 1990 while spending, particularly for public health and welfare programs to support needy individuals, increased by over 21%. Public health and welfare expenditures continued their rapid increase with a 23.9% increase during fiscal 1992 as caseloads and costs continued upward. Some of these increased costs were met through the use of pooled financing techniques that use private contributions and intergovernmental transfers to substitute for state funds match for federal governmental grants-in-aid. Debt service expenditures escalated as the amount of tax anticipation note borrowing increased in response to the fiscal pressures brought about by slow economic growth and the recession.

     Fiscal 1992 Financial Results (GAAP Basis). During fiscal 1992, the General Fund recorded a $1.1 billion operating surplus. This operating surplus was achieved through legislated tax rate increases and tax base broadening measures enacted in August 1991, and by controlling expenditures through numerous cost reduction measures implemented during the fiscal year. As a result of the operating surplus, the General Fund balance increased to $87.5 million at June 30, 1992.

     Fiscal 1993 Financial Results (GAAP Basis). The fund balance of the General Fund increased by $611.4 million during the fiscal year, led by an increase in the unreserved balance of $576.8 million over the prior fiscal year balance. At June 30, 1993, the fund balance totaled $698.9 million and the unreserved-undesignated balance totaled $64.4 million.

     Fiscal 1994 Budget (GAAP Basis). The fund balance of the General Fund increased by $194.0 million due largely to an increased reserve for encumbrances and an increase in other designated funds. The fund balance for June 30, 1994, was restated for the fiscal 1995 financial statements. That restatement totaled $116.7 million to recognize previously unreported revenues and expenditures for fiscal 1994. The fund balance for June 30, 1994, as restated, was $776.3 million and the unreserved-undesignated balance totaled $79.1 million. A continuing recovery of the Commonwealth's financial condition from the effects of the national economic recession of 1990 and 1991 is demonstrated by this increase in the balance and a return to a positive unreserved-undesignated balance. For the third consecutive fiscal year the increase in the unreserved-undesignated balance exceeded the increase recorded in the budgetary basis unappropriated surplus during the fiscal year.

     Fiscal 1995 Budget (GAAP Basis). Revenues and other sources totaled $23,771.6 million, an increase of $1,135.0 million (0.5 percent) over the prior fiscal year. The largest increase was $817.9 million in taxes which represents a
5.6 percent increase over taxes in the prior fiscal year. Expenditures and other uses rose by $1,364.1 million to $23,821.4 million, an increase over the prior fiscal year of 6.1 percent. Consequently, an operating deficit of $49.8 million was recorded for the fiscal year and led to a decline in fund balance to $688.3 million at June 30, 1995. Two items predominately contributed to the fund balance decline. First, a more comprehensive procedure was used for fiscal 1995 to compute the liabilities for certain public welfare programs leading to an increase for the year-end accruals. Second, a change to the methodology to calculate the year-end accrual for corporate tax payables increased the tax refund liability by $72 million for the 1995 fiscal year when compared to the previous fiscal year.

     Proposed Fiscal 1996 Budget (Budgetary Basis). The approved fiscal 1996 budget provides for $16,165.7 million in appropriations from Commonwealth funds, an increase of 2.7 percent over appropriations, including supplemental appropriations, for fiscal 1995. The budget includes a reform of the state-funded public assistance program that added certain categories of eligibility to the program but also limited the availability of such assistance to other eligible persons. Education subsidies to local school districts were increased by $132.2 million to continue the increased funding for the poorest school districts in the state.

     The fiscal 1996 budget is based on anticipated Commonwealth revenues, net of enacted tax changes, of $16,268.7 million, an increase over actual fiscal 1995 Commonwealth revenues of 0.3 percent. Excluding the estimated effects of the tax changes enacted in 1994 and 1995, Commonwealth revenues for fiscal 1996 are estimated to increase by approximately 2.9 percent.

The fiscal 1996 revenue estimate is based on a forecast of the national economy for gross domestic product growth to slow from 4.1 percent in 1994 to an average annual rate for 1995 of 2.4 percent and then to 1.3 percent in 1996.

     Tax changes enacted with the fiscal 1996 budget totaled a net reduction of $282.9 million, representing an approximate 1.7 percent of base revenues. The largest dollar value changes were in the corporate net income tax where the scheduled 1997 reduction of the tax rate to 9.99 percent was accelerated to the 1995 tax year; a double-weighting was provided for the sales factor of the corporate net income apportionment calculation; and the maximum annual allowance for the net operating loss deduction was increased from $500,000 to $1 million. The fiscal 1996 cost of these corporate income tax changes is estimated to be $210.8 million representing approximately 75 percent of the fiscal year's tax reduction. Other major components of the tax reduction include a $12.1 million decrease for the capital stock and franchise tax from an increase in the basic exemption; $24.7 million from the repeal of the tax on annuities; and $27.9 million from an acceleration of the scheduled phase-out of the inheritance tax on transfers of certain property to a surviving spouse. A 90-day amnesty program was also authorized in the tax bill. The amnesty program was available to taxpayers from October 1995 through January 1996. Tax and interest revenues received from the tax amnesty program after payment of administration costs were credited to the appropriate fund. Receipts credited to the General Fund in excess of $67 million, plus any shortfall in delinquent tax collections below those in fiscal 1995, are to be deposited into a restricted account in the General Fund for later distribution.

     Increases in authorized spending for fiscal 1996 emphasize education. Appropriations for the basic subsidy for public schools were increased $143 million representing a 4.4 percent increase. This increase reversed a four-year trend of a declining budget share for education. A limited program to permit certain residents to choose the school district or private school to provide their children's education was funded in the budget, but enabling legislation for the program has yet to be enacted. The budget also contemplates several changes to certain public welfare programs. The enacted budget also included most of the Governor's proposed consolidation and elimination of several organizations and/or appropriations. The consolidated programs were absorbed within existing organizations. Savings of $5.2 million are anticipated to result from these consolidations and eliminations.

     Revised estimates for the fiscal 1996 budget were included in the Governor's February 1996 submission of his fiscal 1997 budget proposal. Supplemental appropriations funding needs were recommended totaling $54.2 million, representing 0.3 percent of approved appropriations for fiscal 1996. The majority of the supplemental appropriations are for the Department of Corrections to meet the additional operational costs arising from a larger inmate population than budgeted, and for the Department of Education to meet local school subsidy costs which were underestimated in the adopted budget. All anticipated supplemental appropriation needs for the

Department of Public Welfare are expected to be met from a re-allocation of appropriation authority within the Department. Funding for the requested supplemental appropriations will be provided by appropriation lapses anticipated during the fiscal year. Appropriation lapses totaling $50 million from prior fiscal years' appropriations and $90 million from current fiscal year appropriations are expected. The $140 million total appropriation lapses estimated for fiscal 1996 compares to actual appropriation lapses totaling $205 million and $194 million during fiscal 1995 and fiscal 1994 respectively. The General Assembly has not yet approved the requested supplemental appropriations.

     Commonwealth revenues for fiscal 1996 are anticipated to be $2.5 million (less than 0.1 percent) over the official estimate of revenues for the fiscal year. Within the revised estimate, receipts from the corporate net income tax and interest earnings are anticipated to exceed the official estimate while receipts from the sales and use tax, the personal income tax and the gross receipts tax are anticipated to fall below their official estimate levels.

     Fiscal 1997 Proposed Budget. In February 1996, the Governor presented his proposed fiscal 1997 budget to the General Assembly. Proposed appropriations from General Fund Commonwealth revenues totals $16,189.9 million, a reduction from the estimated $16,219.9 million (including proposed supplemental appropriations) for fiscal 1996. The proposed reductions represent a decline of approximately 0.2 percent in appropriations from the prior fiscal year. Revenue receipts are estimated to increase by $403.9 million, or 2.5 percent, over anticipated receipts for fiscal 1996. The anticipated increased revenues, together with the projected $140 million of appropriation lapses during fiscal 1996 and the proposed drawdown of approximately $95 million of surplus provide the funding sources for the proposed budget. The proposed drawdown of the fiscal 1996 unappropriated surplus produces a projected 1997 fiscal year-end surplus of under $5 million, without any consideration of possible appropriation lapses for fiscal 1997.

     The decline in appropriation authority over the prior fiscal year in the proposed budget relies on several program changes. The largest changes proposed are $329 million of cost containment efforts in public health and welfare programs. The largest savings are generated by proposed changes in eligibility criteria. Savings of $249 million are projected from the elimination of medical assistance benefits for able-bodied adults without children and $40 million from tightened standards of employability for those collecting benefits. Other proposed changes, including changes contained in proposed federal welfare reform measures, provide an additional $39 million of budgetary savings. Program reductions are also planned for the residential portion of the mental health/mental retardation program that could involve a limited number of staff cuts at state institutions. The budget also relies on certain provisions of proposed federal welfare reforms. In particular, an increase in the proportion of federal funding for medical assistance is assumed which is anticipated to provide $261.8 million of additional federal funds and a commensurate reduction in required state funds. Other significant cost restraints include reductions to appropriations for the state-aided colleges and universities and no increases for the state-related colleges and universities. Funds for basic education programs to local school districts are proposed to increase slightly. The largest increase, $33.3 million, is proposed for an initiative to improve the use of technology in learning. A restructuring of the economic development programs and incentives of the Commonwealth are also proposed to combine and improve the delivery of such programs. A proposed securitization of current loans held by the Sunny Day Fund is budgeted to provide a portion of the initial capitalization for the realigned programs. The current trend of escalating costs of the corrections program continues in this budget. An amount of $80.3 million is included to meet the increased costs of the rising prison population.

     The proposed fiscal 1997 budget includes tax reductions totaling $60.2 million. Included in the proposed reductions are a 0.25 mill reduction to the tax rate for the capital stock and franchise taxes, an exemption of certain computer services from the sales and use tax, and a $1,000 per job tax credit for newly created jobs. All require legislative enactment.

     The General Assembly is considering the Governor's proposed budget in committee deliberations and floor action on implementing legislation. The various legislative bills required to implement the proposed budget have begun to move through the legislative process. However, legislation enacting medical assistance program changes estimated in the proposed budget to produce approximately $249 million in savings was approved by the Senate but rejected by the House of Representatives. Delay in the enactment of the proposed changes beyond March 1996 will impede timely implementation of the proposed changes and, in the absence of other budgetary measures, result in higher spending than anticipated in the proposed fiscal 1997 budget. Appropriations committees of the General Assembly are considering 1997 fiscal year budget appropriations, and upon committee approval of appropriation bills, will be considered by each house. The General Assembly may change, eliminate or add amounts and items to the proposed budget submitted by the Governor and there can be no assurance that the budget, as proposed by the Governor, will be enacted into law.

     Commonwealth Debt. Current constitutional provisions permit Pennsylvania to issue the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

     General obligation debt totaled $5,045.4 million at June 30, 1995, a decrease of $30.4 million from June 30, 1994. Over the ten-period ended June 30, 1995, total outstanding general obligation debt increased at an annual rate of 1.1% and for the five years ended June 30, 1994, at an annual rate of 1.7%. All outstanding general obligation bonds of the Commonwealth are rated AA- by Standard and Poor's Corporation, A1- by Moody's Investors Service, and AA- by Fitch Investors Service. The ratings reflect only the views of the rating agencies.

     Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes which must mature within the fiscal year of issuance. The principal amount issued, when added to that already outstanding, may not exceed in aggregate 20% of the revenues estimated to accrue to the appropriate fund in the fiscal year. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. Pennsylvania issued a total of $500.0 million of tax anticipation notes for the account of the General Fund in fiscal 1996, all of which matured on June 30, 1996, and will be paid from fiscal 1996 General Fund receipts.

     Pending the issuance of bonds, Pennsylvania may issue bond anticipation notes subject to the applicable statutory and constitutional limitations generally imposed on bonds. The term of such borrowings may not exceed three years. Currently, there are no bond anticipation notes outstanding.

     State-Related Obligations. Certain state-created agencies have statutory authorization to incur debt for which no legislation providing for state appropriations to pay debt service thereon is required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of Pennsylvania although some of the agencies are indirectly dependent on Commonwealth appropriations. In addition, Pennsylvania may choose to take action to financially assist these organizations. The following agencies had debt currently outstanding as of December 31, 1995: Delaware River Joint Toll Bridge Commission ($55.1 million), Delaware River Port Authority ($185.5 million), Pennsylvania Economic Development Financing Authority ($1,050.8 million), Pennsylvania Energy Development Authority ($121.0 million), Pennsylvania Higher Education Assistance Agency ($1,408.8 million), Pennsylvania Higher Educational Facilities Authority ($2,115.1 million), Pennsylvania Industrial Development Authority ($344.8 million), Pennsylvania Infrastructure Investment Authority ($213.1 million), Pennsylvania Turnpike Commission ($1,228.7 million), Philadelphia Regional Port Authority ($62.6 million) and the State Public School Building Authority ($316.2 million). In addition, the Governor is statutorily required to place in the budget of the Commonwealth an amount sufficient to make up any deficiency in the capital reserve fund created for, or to avoid default on, bonds issued by the Pennsylvania Housing Finance Agency ($2,164.8 million of revenue bonds outstanding as of December 31, 1995), and an amount of funds sufficient to alleviate any deficiency that may arise in the debt service reserve fund for bonds issued by The Hospitals and Higher Education Facilities Authority of Philadelphia ($1.49 million of the loan principal was outstanding as of December 31, 1995). The budget as finally adopted by the legislation may or may not include the amounts requested by the Governor.

     Litigation. Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including suits relating to the following matters: (a) approximately 3,500 suits are pending against the Commonwealth pursuant to the General Assembly's 1978 approval of a limited waiver of sovereign immunity which permits recovery of damages for any loss up to $250,000 per person and $1,000,000 per accident ($32.0 million appropriated from the Motor License Fund in fiscal 1994 has been decreased to $27.0 million for fiscal 1995; (b) the ACLU filed suit in April 1990 in federal court demanding additional funding for child welfare services (no available estimates of potential liability), which the Commonwealth then sought dismissal based on, among other things, the settlement in a similar Commonwealth court action that provided for more funding in fiscal 1991 as well as a commitment to pay to counties $30.0 million over five years (on April 12, 1993, the court dismissed all claims except for the constitutional claims of some of the plaintiffs and two Americans with Disabilities Act claims). The district court has since denied the ACLU's motion for class certification. The parties have stipulated to a judgment against the plaintiffs in order for plaintiffs to appeal the denial of class certification to the Third Circuit. In December of 1994, the Third Circuit reversed Judge Kelly's ruling, finding that he erred in refusing to certify the class. Consistent with the Third Circuit's ruling, the District Court recently certified the class, and the parties have resumed discovery; (c) in 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system was in conflict with the Pennsylvania Constitution but stayed judgment pending enactment by the legislature of funding consistent with the opinion (the legislature has yet to consider legislation implementing the judgment); (d) several banks have filed suit against the Commonwealth contesting the constitutionality of a 1989 law imposing a bank shares tax on banking institutions. Pursuant to a Settlement Agreement dated as of April 2, 1995, the Commonwealth agreed to enter a credit in favor of Fidelity in the amount of $4,100,000 in settlement of the constitutional and non-constitutional issues including interest. Pursuant to a separate Settlement Agreement dated as of April 21, 1995, the Commonwealth settled with the intervening banks, referred to as "New Banks." As part of the settlement, the Commonwealth agreed neither to assess nor attempt to recoup any new bank tax credits which had been granted or taken by any of the intervening banks; (e) in November 1990, the ACLU brought a class action suit on behalf of the inmates in thirteen Commonwealth correctional institutions challenging confinement conditions and including a variety of other allegations. On August 1, 1994, the parties submitted a proposed settlement agreement to the Court for its review. The Court held hearings on the proposed Settlement Agreement in December 1994. The Court approved the Settlement Agreement with a January 17, 1995 Memorandum. On February 3, 1995, the Commonwealth paid $1.3 million in attorney's fees to the plaintiffs' attorneys in accordance with the Agreement. The remaining

$100,000 in attorneys' fees will be paid upon dismissal of the preliminary injunction relating to certain health issues. The parties are currently complying with monitoring provisions outlined in the Agreement. The monitoring phase will expire on January 6, 1998; (f) in 1991, a consortium of public interest law firms filed a class action suit alleging that the Commonwealth had failed to comply with the 1989 federal mandate with respect to certain services for Medicaid-eligible children under the age of 21. In July 1994, the Court denied the plaintiffs' request to proceed as a class action and dismissed five of the eighteen plaintiff organizations from the case. The parties have reached a tentative settlement agreement which they have submitted to the court for approval; (g) litigation has been filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts -- the federal case has been stayed pending resolution of the state case and the state case is in the pre-trial discovery stage. The trial has not yet been scheduled. Following a status conference among counsel, Judge Pellegrini issued an Order, dated May 30, 1996, to consider, inter alia, the report of the Governor's Commission on Public School Finance and the course of future proceedings including trial; (h) The Pennsylvania Medical Society sued the Commonwealth for payment of the full Medicare co-pay and deductible for outpatient services to medical assistance clients who are also eligible for Medicare. The Commonwealth received a favorable decision in the United Stated District Court but the Pennsylvania Medical Society appealed the decision and won a reversal in the United States Third Circuit Court. After similarly unfavorable decisions by every other appellate court that addressed the issue, the Commonwealth implemented a new payment system effective January 23, 1995. Preliminary estimated costs to the Commonwealth are approximately $50 million per year; and (i) on November 11, 1993, the Commonwealth of Pennsylvania, Department of Transportation and Envirotest/Synterra Partners ("Envirotest"), a partnership, entered into a "Contract for Centralized Emissions Inspection Facilities." Thereafter, Envirotest acquired certain land and constructed approximately 85 automobile emissions inspection facilities throughout various regions of the Commonwealth. By Act of the General Assembly in October 1994 (Act No. 1994-95), the program was suspended and the Department of Transportation was prohibited from expending funds to implement the program. On December 15, 1995, Envirotest Systems Corporation, Envirotest Partners (successor to Envirotest/Synterra Partners) and the Commonwealth of Pennsylvania entered into a Settlement Agreement pursuant to which the parties settled all claims which Envirotest might have had against the Commonwealth arising from the suspension of the emissions testing program. Under the Agreement, Envirotest is to receive $145 million, with interest at 6% per annum, payable $25 million in 1995, $40 million each in 1996, 1997, and 1998. An additional $15 million may be required to be paid in 1998, depending upon the results of property liquidations by Envirotest.

     Philadelphia. (For the fiscal year ending June 30, 1991, Philadelphia experienced a cumulative General Fund balance deficit of $153.5 million. The audit findings for the fiscal year ending June 30, 1992 place the cumulative General Fund balance deficit at $224.9 million.)

     Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist Philadelphia in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on April 17, 1995.

     To date, PICA has issued $1,418,680,000 of its Special Tax Revenue Bonds. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the Cumulative General Fund balance deficit as of June 30, 1992, of $224.9 million. The audited General Fund balance of the city as of June 30, 1995, showed a surplus of approximately $80.5 million, up from approximately $1.54 million as of June 30, 1994.

     No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expires on December 31, 1996.

Repurchase Agreements. Each of the Funds except the U.S. Treasury Securities Money Market Fund may invest in repurchase agreements. Repurchase agreements are agreements by which a person (e.g., a portfolio) obtains a security and simultaneously commits to return the security to the seller (a financial institution deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established by the Trustees of the Trust) at an agreed-upon price (including principal and interest) on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Advisor or Sub-Advisor monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, a Fund takes actual or constructive possession of the underlying collateral. However, if the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the United States Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate.

Securities Lending. Each Fund may lend securities pursuant to agreements requiring that the loans be continuously secured by cash, U.S. Government securities, or any combination of cash and such securities, as collateral equal at all times to 100% of the market value of the securities lent. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceed one-third of the value of a Fund's total assets taken at fair market value. A Fund will continue to receive interest or dividends on the securities lent while simultaneously earning interest on the investment or dividends on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities fail financially. However, loans are made only to borrowers deemed by the Advisor or the Sub-Advisor to be of good standing and when, in the judgment of the Advisor or the Sub-Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. The Funds may use SEI Financial Services Company ("SFS" or the "Distributor") or a broker/dealer affiliate of the Advisor as a broker in these transactions.

Standby Commitments and Puts. The Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds may purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving standby commitments or puts is to maintain flexibility and liquidity to permit the Funds to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to institutions which the Advisor believes present minimum credit risks, and the Advisor will use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

Municipal Securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that a Fund may purchase subject to a standby commitment or put, but the amount paid directly or indirectly for all standby commitments and puts, which are not integral parts of the security as originally issued, held in the Fund will not exceed 1/2 of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired.

Variable Amount Master Demand Notes. The Tax-Exempt Money Market, Equity Growth, Equity Income, Balanced and International Growth Funds may invest in variable amount master demand notes which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded.

When-Issued Securities. The Funds may acquire fixed income and equity securities on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Funds will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities may be subject to market fluctuation, and no interest accrues on a fixed income security to the purchaser during this period. The payment obligation and the interest rate that will be received on the fixed income securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

Segregated accounts will be established with the Custodian, and the Funds will maintain liquid assets in an amount at least equal in value to the Funds' commitments to purchase when-issued securities. If the value of these assets declines, the Funds will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is at all times equal to the amount of such commitments.

INVESTMENT LIMITATIONS

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund may not:

1. Acquire more than 10% of the voting securities of any one issuer, with the exception of the International Growth Fund which may invest more than 5% of its total assets in the securities of a single issuer.

2. Invest in companies for the purpose of exercising control; provided, that this limitation does not apply to the Equity Growth Fund.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings in excess of 5% of the value of a Fund's total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

4. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

5. Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts; provided that this shall not prevent a Fund from investing in readily marketable securities of issuers which own or invest in real estate, or commodities or commodities contracts; and provided that the Equity Growth Fund and the International Growth Fund can invest in futures contracts, commodities and commodities contracts.

6. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

8. Purchase securities of other investment companies except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder. Under these rules and regulations, as currently in effect, a Fund is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Fund owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the Fund's total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the Fund's total assets.

9. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

10. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment advisor of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities; provided that limitation does not apply to the Equity Growth Fund.

Non-Fundamental Policies. The following investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval.

No Fund may:

1. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases; provided that this limitation does not apply to the Equity Growth Fund.

2. Except for the Equity Growth Fund and the International Growth Fund, write or purchase puts, calls, options, warrants, or combinations thereof; except that (i) the Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds may purchase securities subject to a put and (ii) the Equity Value, Equity Income, Mid Cap and Balanced Funds may purchase warrants. However, the Equity Value, Equity Income, Mid Cap and Balanced Funds each may not invest more than 5% of its net assets in warrants; provided that of this 5%, no more than 2% may be in warrants not listed on the New York Stock Exchange or the American Stock Exchange.

The following non-fundamental policies are additional policies with respect to the Equity Growth Fund only.

The Equity Growth Fund may not:

1. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment advisor of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

2.   Invest in companies for the purpose of exercising control.

The foregoing percentages apply at the time of the purchase of a security.


                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company ("SEI"), Oaks, Pennsylvania 19456.

Certain officers of the Trust also serve as officers of some or all of the following: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc, Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., Profit Funds Investment Trust, Rembrandt Funds(R), Santa Barbara Group of Mutual Funds, Inc., 1784. Funds(R), SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds, STI Classic Variable Trust and Turner Funds, each of which is an open-end management investment company managed by SEI Fund Resources or its affiliates and, except for Profit Funds Investment Trust, Rembrandt Funds(R), and Santa Barbara Group of Mutual Funds, Inc., are distributed by SEI Financial Services Company.

JAMES B. GRECCO - Trustee - Date of Birth: 02/17/33 - President, Grecco Auto Body Inc. (1986 - present); President, Grecco Auto Imports, Inc. (1970 - present); President, Joyce Motor Corp. (1979 - present); President, Grecco Auto Leasing Inc. (1964 - present); President, Grecco Lincoln Mercury Inc. (1964 - present).

CHRISTINE H. YACKMAN - Trustee - Date of Birth: 12/30/61 - Executive and Corporate Officer, Edgeboro Disposal, Inc. and Affiliated Companies (1991 - present); Officer Manager, Herbert Sand Co., Inc. (1981 - 1986).

ARTHUR L. BERMAN - Trustee - Date of Birth: 07/27/27 - President of Bertek, Inc. (1972- 1994).

RAY KONRAD - Trustee - Date of Birth: 9/17/36 - Chairman and Chief Executive Officer of American Compressed Gases, Inc. (1961 - present).

ROBERT A. NESHER - Chairman of the Board of Trustees* - Date of Birth: 08/17/46
- Retired since 1994. Director, Executive Vice President of SEI Corporation (1986-1994). Director and Executive Vice President of the Administrator and Distributor (1981-1994). Trustee of The Arbor Fund, Marquis Funds(R), Advisors' Inner Circle Fund, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, 1784 Funds(R), The Pillar Funds, Rembrandt Funds and Stepstone Funds.

DAVID G. LEE - President, Chief Executive Officer - Date of Birth: 4/16/52 - Senior Vice President of the Distributor since 1993. Vice President of the Distributor since 1991. President, GW Sierra Trust Funds prior to 1991.

KEVIN P. ROBINS - Vice President, Assistant Secretary - Date of Birth: 4/15/61-Senior Vice President, General Counsel and Assistant Secretary of SEI, Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 1994. Vice President and Assistant Secretary of SEI, the Administrator and Distributor (1992-1994). Associate, Morgan, Lewis & Bockius LLP (law firm), (1988-1992).

KATHRYN L. STANTON - Vice President, Assistant Secretary - Date of Birth:
11/19/58 - Vice President and Assistant Secretary, Deputy General Counsel, Vice President and Assistant Secretary of SEI, Vice President and Assistant Secretary of the Administrator and Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm), (1989-1994).

RICHARD W. GRANT - Secretary - Date of Birth: 10/25/45 - 2000 One Logan Square, Philadelphia, PA 19103, Partner of Morgan, Lewis & Bockius LLP (law firm), Counsel to the Trust, Administrator and Distributor.

SANDRA K. ORLOW - Vice President, Assistant Secretary - Date of Birth: 10/18/53
- Vice President and Assistant Secretary of the Administrator and Distributor since 1988.

STEPHEN G. MEYER - CPA, Controller and Chief Financial Officer* - Date of Birth:
7/12/65 - Vice President and Controller of SEI Fund Resources since 1995. Director, Internal Audit and Risk Management, SEI Corporation, (1992-1995). Senior Associate, Coopers & Lybrand L.L.P., (1990- 1992).

JOSEPH M. LYDON - Vice President, Assistant Secretary - Date of Birth: 9/27/59 - Director, Business Administration of SEI Fund Resources, April 1995. Vice President of Fund Group, Dreman Value Management, LP and President of Dreman Financial Services, Inc. prior to 1995.

TODD B. CIPPERMAN - Vice President, Assistant Secretary - Date of Birth: 2/14/66
- Vice President and Assistant Secretary of SEI, the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm) (1994-1995). Associate, Winston & Strawn (law firm) (1991-1994).

BARBARA A. NUGENT - Vice President, Assistant Secretary - Date of Birth: 6/18/56
- Vice President and Assistant Secretary of SEI, the Administrator and Distributor since 1996. Associate, Drinker Biddle & Reath (law firm), 1994-1996. Assistant Vice President/Administration, Delaware Service Company, Inc., 1992-1993; Assistant Vice President, Operations of Delaware Service Company, Inc., 1988-1992.

MARC H. CAHN - Vice President, Assistant Secretary - Date of Birth: 6/19/57 - Vice President and Assistant Secretary of SEI, the Distributor and Administrator since 1996. Associate General Counsel, Barclays Bank PLC, 1995-1996. ERISA Counsel for First Fidelity Bancorporation, 1994- 1995. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-1994.

----------
*    "Interested person" within the meaning of the 1940 Act.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for Trustees who are not affiliated with the Administrator. During the fiscal year ended December 31, 1996, the Trust paid approximately $28,000.00 in fees to the unaffiliated Trustees. Compensation of officers and Trustees of the Trust affiliated with the Administrator is paid by the Administrator.

                               Compensation Table

====================================================================================================================
Name of Person,           Aggregate            Pension or Retirement    Estimated Annual    Total Compensation
Position                  Compensation From    Benefits Accrued As      Benefits Upon       From Registrant and
                          Registrant (1)       Part of Fund Expenses    Retirement          Fund Complex Paid to
                                                                                            Trustees for the Fiscal
                                                                                            Year Ended December
                                                                                            31, 1996 (2)
--------------------------------------------------------------------------------------------------------------------
Arthur L. Berman,         $7,000               N/A                      N/A                 $7,000  for services on
Trustee                                                                                     1 board
--------------------------------------------------------------------------------------------------------------------
Ray Konrad, Trustee       $7,000               N/A                      N/A                 $7,000  for services on
                                                                                            1 board
--------------------------------------------------------------------------------------------------------------------
James B. Grecco,          $7,000               N/A                      N/A                 $7,000  for services on
Trustee                                                                                     1 board
--------------------------------------------------------------------------------------------------------------------
Christine H. Yackman,     $7,000               N/A                      N/A                 $7,000  for services on
Trustee                                                                                     1 board
--------------------------------------------------------------------------------------------------------------------
Robert A. Nesher,         $0                   N/A                      N/A                 $0
Trustee (3)
====================================================================================================================

(1)  Amounts do not include travel expenses.

(2) There are no other investment companies in the "Fund Complex" (as that term is defined in the Securities and Exchange Act of 1934, as amended).

(3)  Mr. Nesher is an "interested person" as defined in the 1940 Act.


THE ADVISOR

The Trust and Summit Bank Investment Management Division, a division of Summit Bank (the "Advisor"), have entered into an advisory agreement (the "Advisory Agreement"). The Advisory Agreement provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisor will not be required to bear expenses of the Trust to an extent which would result in a Fund's inability to qualify as a regulated investment company under provisions of the Code.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds by a majority of the outstanding shares of that Fund, on not less than 30 days', nor more than 60 days', written notice to the Advisor, or by the Advisor on 90 days' written notice to the Trust.

The Glass-Steagall Act restricts the securities activities of banks such as Summit Bank, but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.

For the fiscal years ended December 31, 1994, 1995 and 1996, the Funds paid the following advisory fees:

====================================================================================================================================
                Fund                                    Fees Paid                                      Fee Waivers
                                                   ---------------------------------------------------------------------------------
                                                      1994 (000)       1995            1996       1994 (000)     1995          1996
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities Money Market                   $1,489      $1,379,851      $1,483,256        $0       $11,367       $13,685
Fund
------------------------------------------------------------------------------------------------------------------------------------
Prime Obligation Money Market Fund                        $481        $775,370      $1,249,323        $0       $11,245       $59,285
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                              $142        $169,810      $2,357,211       $11       $28,362       $19,962
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Investment Fund                                $184        $136,321        $147,156       $44       $53,137       $55,941
------------------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                                         $665        $549,172        $548,757      $112      $116,572      $132,719
------------------------------------------------------------------------------------------------------------------------------------
New Jersey Municipal Securities Fund                      $298         $68,649        $169,521      $270      $214,460      $117,210
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Securities Fund                     $19              $0              $0       $19       $18,779       $23,653
------------------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Government                              $211        $112,419        $164,062       $51       $77,884       $20,823
Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
GNMA Fund                                                  $75         $25,325         $22,158       $21       $30,565       $31,030
------------------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund                                           *               *               *         *             *             *
------------------------------------------------------------------------------------------------------------------------------------
Equity Value Fund                                         $527        $367,084        $503,319      $184      $208,115      $300,124
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                                        $318        $208,394        $282,807      $119      $135,831      $181,061
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                                              $302        $191,285        $228,182      $113      $129,856      $149,082
------------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                                              $71        $166,657        $161,262      $264      $115,294      $110,920
------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                                    *         $15,494        $103,626         *       $25,007       $30,671
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities Plus Money                        $95         $43,958         $35,739       $52       $41,490       $65,612
Market Fund
====================================================================================================================================

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

THE SUB-ADVISOR

The Advisor and Wellington Management Company, LLP, which acts as investment sub-advisor to the International Growth Fund (the "Sub-Advisor"), have entered into a sub-advisory agreement (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement provides that the Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Sub-Advisory Agreement, after 2 years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund by a majority of the outstanding shares of the Fund on not less than 30 days', nor more than 60 days', written notice to the Sub-Advisor, or by the Sub-Advisor on 90 days' written notice to the Trust.

For the fiscal periods ended December 31, 1994, 1995 and 1996, the Sub-Advisor received the following fees from the Advisor:

---------------------------------------------------------------------------------------
                                      Fees Paid                     Fee Waivers
              Fund         ------------------------------------------------------------
                              1994      1995       1996       1994      1995      1996
---------------------------------------------------------------------------------------
International Growth Fund     N/A*     $12,151    $81,600     N/A*     $12,151     $0
=======================================================================================

*    The International Growth Fund commenced operations on May 1, 1995.

THE ADMINISTRATOR

The Trust and SEI Fund Resources (the "Administrator") are parties to an Administration Agreement. Formerly, SEI Financial Management Corporation ("SFM") served as administrator to the Trust. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of five years after the date of the Agreement; thereafter shall continue in effect for a period of three years; and thereafter for successive periods of two years subject to review at least annually by the Trustees of the Trust. The Administration Agreement is also subject to termination by either party on not less than 90 days' written notice to the other party.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, PA 19456. SEI Financial Management Corporation ("SFM"), a wholly-owned subsidiary of SEI, is the owner of all beneficial interest in the Administrator. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, FMB Funds, Inc., First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., The Profit Funds Investment Trust, Rembrandt Funds(R), Santa Barbara Group of Mutual Funds, Inc., 1784 Funds(R), SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds, STI Classic Variable Trust and Turner Funds.

For the fiscal years ended December 31, 1994, 1995 and 1996, the Funds paid the following administrative fees:

====================================================================================================================================
                   Fund                                                Fees Paid                              Fee Waivers
                                                  ----------------------------------------------------------------------------------
                                                            1994          1995          1996         1994         1995         1996
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities Money Market Fund                $852,000      $794,951      $855,185           $0           $0          $0
------------------------------------------------------------------------------------------------------------------------------------
Prime Obligation Money Market Fund                        $276,000      $449,500      $747,383           $0           $0          $0
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                               $81,000      $112,391      $146,103           $0           $0          $0
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Investment Fund                                 $61,000       $63,153       $67,701           $0           $0          $0
------------------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                                         $222,000      $221,916      $227,160           $0           $0          $0
------------------------------------------------------------------------------------------------------------------------------------
New Jersey Municipal Securities Fund                       $99,000       $56,645       $86,863      $57,000      $33,587      $8,714
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Securities Fund                      $6,000            $0            $0       $6,000       $5,076      $7,884
------------------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Government Securities                    $70,000       $63,435       $61,629           $0           $0          $0
Fund
------------------------------------------------------------------------------------------------------------------------------------
GNMA Fund                                                  $25,000       $18,630       $17,729           $0           $0          $0
------------------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund                                               *             *             *            *            *           *
------------------------------------------------------------------------------------------------------------------------------------
Equity Value Fund                                         $141,000      $153,388      $214,253           $0           $0          $0
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                                         $85,000       $91,794      $123,705           $0           $0          $0
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                                               $80,000       $85,638      $100,599           $0           $0          $0
------------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                                              $71,000       $75,188       $72,586           $0           $0          $0
------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                                        *        $8,100       $26,860            *           $0          $0
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                   Fund                                                Fees Paid                              Fee Waivers
                                                   ---------------------------------------------------------------------------------
                                                             1994         1995          1996           1994        1995     1996
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities Plus Money Market                $223,000      $199,381      $235,806           $0           $0         $0
Fund
====================================================================================================================================

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.


                                FUND TRANSACTIONS

GENERAL

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Advisor and/or Sub-Advisor is responsible for placing the orders to execute transactions for the Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Advisor and/or Sub-Advisor generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Advisor and/or Sub-Advisor will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

TRADING PRACTICES AND BROKERAGE

The Advisor and/or Sub-Advisor selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Advisor's and/or Sub-Advisor's determination of what are reasonably competitive rates is based upon the professional knowledge of the Advisor's and/or Sub-Advisor's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty.

As described above, bonds, debentures and money market securities are bought and sold directly with a dealer without payment of a brokerage commission. In these instances, while there is no direct commission charged, there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Advisor and/or Sub-Advisor may allocate, out of all commission business generated by all of the funds and accounts under management by the Advisor and/or Sub-Advisor, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Advisor and/or Sub-Advisor in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to the fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934, higher commissions may be paid to brokers or dealers who provide brokerage and research services than to brokers or dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to brokers or dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such brokers or dealers are not, in general, higher than commissions that would be paid to brokers or dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to brokers or dealers who provide daily portfolio pricing services to the Trust or who have agreed to defray other Trust expenses such as custodian fees. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

For the fiscal year ended December 31, 1996, the following commissions were paid on brokerage transactions, pursuant to an agreement or understanding, to brokers because of research services provided by the brokers:

========================================================================================================================
Fund                                                 Total Dollar Amount of Brokerage    Total Dollar Amount of
                                                     Commissions for Research Services   Transactions Involving Directed
                                                                                         Brokerage Commissions for
                                                                                         Research Services
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities Money Market Fund                          N/A                              N/A
------------------------------------------------------------------------------------------------------------------------
Prime Obligation Money Market Fund                                  N/A                              N/A
------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                                        N/A                              N/A
------------------------------------------------------------------------------------------------------------------------
Short-Term Investment Fund                                          N/A                              N/A
------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                                                   N/A                              N/A
------------------------------------------------------------------------------------------------------------------------
New Jersey Municipal Securities Fund                                N/A                              N/A
------------------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Securities Fund                              N/A                              N/A
------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Government Securities Fund                        N/A                              N/A
------------------------------------------------------------------------------------------------------------------------
GNMA Fund                                                           N/A                              N/A
------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund                                                   *                                 *
------------------------------------------------------------------------------------------------------------------------
Equity Value Fund                                                    $0                         $114,021
------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                                                   $0                          $37,450
------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                                                         $0                          $32,012
------------------------------------------------------------------------------------------------------------------------
Balanced Fund                                                        $0                          $32,959
------------------------------------------------------------------------------------------------------------------------
International Growth Fund                                          $582                         $359,648
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities Plus Money Market Fund                     N/A                              N/A
========================================================================================================================

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

The Advisor and/or Sub-Advisor may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or trust may obtain, it is the opinion of the Advisor and/or Sub-Advisor and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Advisor and/or Sub-Advisor may, at the request of the Distributor, give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Trust portfolio transactions.

It is expected that the Trust may execute brokerage or other agency transactions through the Distributor or Summit Discount Brokerage Co., an affiliate of the Advisor, both of which are registered brokers or dealers, for a commission in conformity with the 1940 Act, the Securities

Exchange Act of 1934, as amended, and rules promulgated by the Securities and Exchange Commission (the "SEC"). Under these provisions, the Distributor or Summit Discount Brokerage Co. is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or Summit Discount Brokerage Co., to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

For the fiscal years ended December 31, 1994, 1995 and 1996, the Funds paid the following brokerage commissions:

====================================================================================================================================
                                                        Total Brokerage Commissions                        Amount Paid to SFS
                    Fund                       -------------------------------------------------------------------------------------
                                                    1994            1995         1996         1994           1995        1996
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities Money Market Fund               N/A           N/A         N/A          N/A           N/A            $0
------------------------------------------------------------------------------------------------------------------------------------
Prime Obligation Money Market Fund                       N/A          N/A          N/A          N/A           N/A       $53,399
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                             N/A          N/A          N/A          N/A           N/A            $0
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Investment Fund                               N/A          N/A          N/A          N/A           N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                                        N/A          N/A          N/A          N/A           N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
New Jersey Municipal Securities Fund                     N/A          N/A          N/A          N/A           N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Securities Fund                   N/A          N/A          N/A          N/A           N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Government Securities Fund             N/A          N/A          N/A          N/A           N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
GNMA Fund                                                N/A          N/A          N/A          N/A           N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund                                         *            *            *            *             *             *
------------------------------------------------------------------------------------------------------------------------------------
Equity Value Fund                                   $120,600     $210,169     $289,752      $46,550       $13,000        $6,360
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                                   $87,892      $96,146     $194,728      $10,080          $750        $1,000
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                                         $46,214      $83,236     $129,497       $7,050          $660           N/A
------------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                                        $32,932      $35,560      $50,970      $13,000          $180        $1,008
------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                                  *      $44,707      $60,818            *           N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities Plus Money Market Fund          N/A          N/A         N/A           N/A           N/A       $16,774
====================================================================================================================================

     * An asterisk indicates that the Fund had not commenced operations for the period indicated.

For the fiscal years indicated the Funds paid the following brokerage commissions:

====================================================================================================================================
                                                                  Total $ Amount of          % of Total   % of Total    Total $
                                                                  Brokerage Commission       Brokerage    Brokerage     Amount of
               Fund                Total $ Amount of Brokerage    Paid to Affiliated         Commissions  Transactions  Brokerage
                                   Commissions Paid               Brokers                    Paid to the  Effected      Commissions
                                                                                             Affiliated   Through       Paid for
                                                                                             Brokers      Affiliated    Research
                                                                                                          Brokers
                                  --------------------------------------------------------------------------------------------------
                                      1994     1995     1996      1994     1995     1996      1996         1996           1996
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities Money          N/A       N/A       N/A      N/A      N/A     N/A       N/A         N/A            N/A
Market Fund
------------------------------------------------------------------------------------------------------------------------------------
Prime Obligation Money Market           N/A       N/A       N/A      N/A      N/A     N/A       N/A         N/A            N/A
Fund
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund            N/A       N/A       N/A      N/A      N/A     N/A       N/A         N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Investment Fund              N/A       N/A       N/A      N/A      N/A     N/A       N/A         N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                       N/A       N/A       N/A      N/A      N/A     N/A       N/A         N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
New Jersey Municipal Securities         N/A       N/A       N/A      N/A      N/A     N/A       N/A         N/A            N/A
Fund
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Securities       N/A       N/A       N/A      N/A      N/A     N/A       N/A         N/A            N/A
Fund
------------------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Government            N/A       N/A       N/A      N/A      N/A     N/A       N/A         N/A            N/A
Securities Fund
------------------------------------------------------------------------------------------------------------------------------------
GNMA Fund                               N/A       N/A       N/A      N/A      N/A     N/A       N/A         N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund                        *         *         *        *        *       *         *           *              *
------------------------------------------------------------------------------------------------------------------------------------
Equity Value Fund                  $120,600  $210,169  $289,752  $46,550  $13,100  $6,360     6.23%       0.27%            N/A
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                  $87,892   $96,146  $194,728  $10,080     $750  $1,000     0.78%       0.26%            N/A
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                        $46,214   $83,236  $129,497   $7,050     $660     N/A     0.79%       0.40%            N/A
------------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                       $32,932   $35,560   $50,970  $13,000     $180  $1,008     0.51%       0.26%            N/A
------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                 *   $44,707   $60,818     *         N/A     N/A       N/A         N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities Plus Money     N/A       N/A       N/A      N/A      N/A $16,774       N/A         N/A            N/A
Market Fund
====================================================================================================================================

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

"Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amounts of the Trust's shares. At December 31, 1996, the following Funds held securities of the Trust's "regular brokers or dealers" as follows: The Prime Obligation Money Market Fund held $14,956,000 in commercial paper with Merrill Lynch, $27,549,000 in repurchase agreements with
J. P. Morgan and $8,986,000 in repurchase agreements with Nomura Securities; The Short-Term Investment Fund held $250,000 in corporate bonds with Morgan Stanley; The Equity Value Fund held $2,441,000 in stock with J.P. Morgan; The Equity Income Fund held $1,269,000 in stock with J.P. Morgan; The Balanced Fund held $342,000 in stock with J.P. Morgan; The International Growth Fund held $774,000 in repurchase agreements with J.P. Morgan; and The U.S. Treasury Securities Plus Money Market Fund held $13,189,000 in repurchase agreements with J.P. Morgan and $13,296,000 in repurchase agreements with Nomura Securities.


                   THE DISTRIBUTOR AND THE DISTRIBUTION PLANS

SEI Financial Services Company, a wholly owned subsidiary of SEI, and the Trust are parties to a distribution agreement (the "Distribution Agreement") dated February 28, 1992 which applies to Class A Shares and Class I Shares of the Funds and a distribution and service agreement (the "Class B Distribution Agreement") dated February 20, 1997, which applies to the Class B Shares of the Funds. The Distributor has an obligation to use its best efforts to distribute shares of the Fund on a continuous basis. The Distributor receives no compensation for distribution of Class I shares, although it does receive compensation pursuant to a distribution plan with respect to the U.S. Treasury Securities Plus Money Market Fund as described below.

The Distribution Agreement and the Class B Distribution Agreement are renewable annually and may be terminated by the Distributor, the Qualified Trustees, or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party. "Qualified Trustees" are Trustees of the Trust who are not interested persons and have no financial interest in the Distribution Agreement, Class B Distribution Agreement or any related agreement or plan.

The Distribution Plan adopted by the U.S. Treasury Securities Plus Money Market Fund shareholders (the "Distribution Plan") provides that the Trust will pay the Distributor a fee of up to .03% of the Portfolio's average daily net assets which the Distributor can use to compensate brokers or dealers and service providers, including Summit Bank and its affiliates, which provide distribution related services to shareholders or their customers who beneficially own shares of the Fund.

The distribution plan for Class A Shares (the "Class A Distribution Plan") provides that the Trust will pay the Distributor a fee of up to .25% of the Class A Shares average daily net assets which the Distributor can use to compensate brokers or dealers and service providers, including Summit Bank and its affiliates, which provide distribution related services to Class A shareholders or their customers who beneficially own Class A Shares.

The distribution and service plan for Class B Shares (the "Class B Distribution Plan") provides that the Trust will pay the Distributor a Rule 12b-1 fee of up to .75% of the Class B Shares, average daily net assets, which the Distributor can use to compensate brokers or dealers and service providers, including Summit Bank and its affiliates, that provide distribution-related services to Class B Shareholders or their customers who beneficially own Class B Shares. In addition, the Class B Distribution Plan provides that the Trust will pay the Distributor a shareholder servicing fee of up to .25% of the Class B Shares, average daily net assets, which the Distributor can use to compensate service providers, including Summit Bank and its affiliates.

Services under the Distribution Plan, the Class A Distribution Plan and the Class B Distribution Plan (collectively, the "Plans") may include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders with the Distributor; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from the Trust on behalf of customers; and forwarding shareholder communications from the Trust (such as proxies, shareholder reports, and dividend distribution and tax notices) to these customers with respect to investments in the Trust. Certain state securities laws may require those financial institutions providing such distribution services to register as dealers pursuant to state law.

Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Trust has adopted each Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares.

Continuance of each Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Qualified Trustees. Each Plan requires that quarterly written reports of amounts spent under the respective Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. No Plan may be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of a Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The following Funds imposed a front-end sales charge upon their Class A shares in the amounts shown for the fiscal years ended December 31, 1994, 1995 and 1996:

===========================================================================================================================
              Fund                            Dollar Amount of Loads                        Dollar Amount of Loads
                                                                                                Retained by SFS
                                   ----------------------------------------------------------------------------------------
                                       1994            1995             1996            1994          1995           1996
---------------------------------------------------------------------------------------------------------------------------
Short-Term Investment Fund             $5,749         $15,342           $4,187           $0            $161           $407
---------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                     $62,111         $54,106          $45,951          $83          $2,113         $6,252
---------------------------------------------------------------------------------------------------------------------------
New Jersey Municipal Securities       $91,704         $75,388          $26,191           $0          $3,083         $3,531
Fund
===========================================================================================================================

===========================================================================================================================
              Fund                            Dollar Amount of Loads                        Dollar Amount of Loads
                                                                                                Retained by SFS
                                   ----------------------------------------------------------------------------------------
                                       1994            1995             1996            1994          1995           1996
---------------------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Securities       $1,415            $560            $648            $1            $36             $72
Fund
---------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Government           $35,942         $54,745         $19,783           $10         $1,768          $2,774
Securities Fund
---------------------------------------------------------------------------------------------------------------------------
GNMA Fund                              $20,344          $5,637          $4,405            $0           $286            $514
---------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund                           *               *               *             *              *               *
---------------------------------------------------------------------------------------------------------------------------
Equity Value Fund                      $33,476        $133,599         $57,084            $0         $4,978          $8,140
---------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                     $92,897        $111,481         $99,330            $0         $4,040         $13,726
---------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                          $120,627         $46,673         $18,446          $103         $1,351          $2,605
---------------------------------------------------------------------------------------------------------------------------
Balanced Fund                          $54,010         $54,484         $38,379            $0         $1,315          $5,421
---------------------------------------------------------------------------------------------------------------------------
International Growth Fund                  N/A         $17,356         $13,212           N/A           $673          $1,868
===========================================================================================================================

* The Equity Growth Fund had not commenced operations as of the periods indicated.

The U.S. Treasury Securities Money Market Fund, Prime Obligation Money Market Fund and Tax-Exempt Money Market Fund offer Class A Shares without a sales charge, and therefore, no information is provided with respect to such Funds. Class B Shares were not operational as of December 31, 1996 and, therefore, no information regarding Class B Shares sales charges is presented. Class I Shares of the Funds and the U.S. Treasury Securities Plus Money Market Fund do not impose sales charges.

For the fiscal year ended December 31, 1996, the Class A Shares of the Funds incurred the following distribution expenses:

====================================================================================================================================
                                                       Total Distribution  Total Distribution
                                                             Expenses       Expenses (as a %  Sales Expenses   Printing       Other
                     Fund                                                    of net assets)                      Costs        Costs
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities Money Market Fund                     $8,757             .25%             $8,757         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------
Prime Obligation Money Market Fund                            $21,448             .25%            $21,448         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                                   $9,628             .25%             $9,628         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Investment Fund                                     $3,719             .25%             $3,719         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund                                             $15,048             .25%            $15,048         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------
New Jersey Municipal Securities Fund                          $58,111             .25%            $58,111         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Securities Fund                           $764             .25%               $764         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Government Securities Fund                   $8,102             .25%             $8,102         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------
GNMA Fund                                                      $3,925             .25%             $3,925         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------
Equity Growth Fund                                                  *               *                   *           *           *
------------------------------------------------------------------------------------------------------------------------------------
Equity Value Fund                                             $22,472             .25%            $22,472         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                                            $29,216             .25%            $29,216         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                                                  $14,623             .25%            $14,623         N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------
Balanced Fund                                                 $22,296             .25%            $22,296         N/A         N/A
====================================================================================================================================

====================================================================================================================================
                                                       Total Distribution  Total Distribution
                                                             Expenses       Expenses (as a %  Sales Expenses   Printing       Other
                     Fund                                                    of net assets)                      Costs        Costs
------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund                                     $2,260              .25%             $2,260         N/A         N/A
====================================================================================================================================

* An asterisk indicates that the Fund had not commenced operations as of the period indicated.

Class B Shares were not operational as of December 31, 1996 and, therefore, no information regarding Class B Shares distribution expenses is presented. Class I Shares do not have distribution expenses.

For the fiscal year ended December 31, 1996 the U.S. Treasury Securities Plus Money Market Fund incurred the following distribution expenses:

========================================================================================================================
                                      Total       Total Distribution
                                  Distribution     Expenses (as a %    Sales Expenses   Printing Costs      Other Costs
 U.S. Treasury Securities Plus      Expenses        of net assets)
       Money Market Fund
------------------------------------------------------------------------------------------------------------------------
             1996                   $18,153              .03%              $18,153            N/A                N/A
========================================================================================================================


                                   PERFORMANCE

COMPUTATION OF YIELD

Money Market Funds. From time to time the U.S. Treasury Securities Money Market, U.S. Treasury Securities Plus Money Market, Prime Obligation Money Market and Tax-Exempt Money Market Funds advertise their "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Funds refers to the income generated by an investment in a Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The current yield of the Funds will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the Funds is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = [(Base Period Return + 1) 365/7)] - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

The Tax-Exempt Money Market Fund may also calculate its tax equivalent yield as described under "Other Yields" below.

For the 7-day period ended December 31, 1996, the Money Market Funds' current, effective and tax-equivalent yields were as follows:

====================================================================================================================
Fund                                                  Class*    Current Yield      Effective Yield    Tax-Equivalent
                                                                                                      Yield
--------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities Money Market Fund            I         4.38%              4.48%              N/A
                                                  ------------------------------------------------------------------
                                                      A         4.13%              4.22%              N/A
--------------------------------------------------------------------------------------------------------------------
Prime Obligation Money Market Fund                    I         4.76%              4.88%              N/A
                                                  ------------------------------------------------------------------
                                                      A         4.52%              4.63%              N/A
--------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market Fund                          I         3.21%              3.26%              4.65%
                                                  ------------------------------------------------------------------
                                                      A         2.96%              3.00%              4.29%
--------------------------------------------------------------------------------------------------------------------
U.S. Treasury Securities Plus Money Market Fund       N/A       4.76%              4.87%              N/A
====================================================================================================================

* Prime Obligation Money Market Class B Shares were not operational as of December 31, 1996 and, therefore, no yield information is provided for its Class B Shares.

Other Yields. The Short-Term Investment, Fixed Income, New Jersey Municipal Securities, Pennsylvania Municipal Securities, Intermediate-Term Government Securities, GNMA, Equity Value, Equity Income, Mid Cap, Balanced and International Growth Funds may advertise a 30-day yield. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of these Funds refers to the annualized income generated by an investment in the Funds over a specified 30-day period and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[{(a-b)/cd + 1}6 - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

The tax equivalent yield for the Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated federal and/or state income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt. (Tax equivalent yields assume the payment of federal income taxes at a rate of 31% and, if applicable, New Jersey income taxes at a rate of 6.5% and Pennsylvania income taxes at a rate of 2.8%).

Yields are one basis upon which investors may compare the Funds with other funds; however, yields of other funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

The yield of these Funds fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

For the 30-day period ended December 31, 1996, the yields on the Fixed Income Funds were as follows:

================================================================================
Fund                           Class*    Current Yield     Tax Equivalent Yield
--------------------------------------------------------------------------------
Short-Term Investment Fund     I         4.71%             N/A
                            ----------------------------------------------------
                               A         4.43%             N/A
--------------------------------------------------------------------------------
Fixed Income Fund              I         5.62%             N/A
                            ----------------------------------------------------
                               A         5.15%             N/A
--------------------------------------------------------------------------------
New Jersey Municipal           I         3.90%             4.17%
Securities Fund             ----------------------------------------------------
                               A         3.63%             3.88%
--------------------------------------------------------------------------------
Pennsylvania Municipal         I         4.21%             4.33%
Securities Fund             ----------------------------------------------------
                               A         3.92%             4.03%
--------------------------------------------------------------------------------
Intermediate-Term              I         5.57%             N/A
Government Securities Fund  ----------------------------------------------------
                               A         5.10%             N/A
--------------------------------------------------------------------------------
GNMA Fund                      I         6.00%             N/A
                            ----------------------------------------------------
                               A         5.58%             N/A
================================================================================

* Class B Shares were not operational as of December 31, 1996 and, therefore, no yields are provided for Class B Shares.


CALCULATION OF TOTAL RETURN

From time to time, the Short-Term Investment, Fixed Income, New Jersey Municipal Securities, Pennsylvania Municipal Securities, Intermediate-Term Government Securities, GNMA, Equity Growth, Equity Value, Equity Income, Mid Cap, Balanced and International Growth Funds may advertise total return on an "average annual total return" basis and on an "aggregate total return" basis for various periods. Average annual total return reflects the average annual percentage change in the value of an investment in a Fund over the particular measuring period. Aggregate total return reflects the cumulative percentage change in value over the measuring period. Aggregate total return is computed according to a formula prescribed by the SEC. The formula can be expressed as follows: P (1 +
T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period or the life of the fund. The formula for calculating aggregate total return can be expressed as (ERV/P)-1.

The calculation of total return assumes reinvestment of all dividends and capital gain distribution on the reinvestment dates during the period and that the entire investment is redeemed at the end of the period. In addition the maximum sales charge for each Fund is deducted from the initial $1,000 payment. Total return may also be shown without giving effect to any sales charges.

Based on the foregoing, the average total returns for the Funds from inception through December 31, 1996 were as follows:

==========================================================================================================
                 Fund                       Class(1)                Average Annual Total Return
                                                        ==================================================
                                                          One Year        Five       Ten          Since
                                                                          Year       Year       Inception*
----------------------------------------------------------------------------------------------------------
Short-Term Investment Fund                 I                  4.86%         **         **           4.16%
                                         -----------------------------------------------------------------
                                           A (no load)        4.39%         **         **           3.93%
                                         -----------------------------------------------------------------
                                           A (load)           3.36%         **         **           3.71%
----------------------------------------------------------------------------------------------------------
Fixed Income Fund                          I                  2.94%         **         **           7.02%
                                         -----------------------------------------------------------------
                                           A (no load)        2.68%         **         **           6.74%
                                         -----------------------------------------------------------------
                                           A (load)          (1.45%)        **         **           5.82%
----------------------------------------------------------------------------------------------------------
New Jersey Municipal Securities Fund       I                  3.42%         **         **           6.10%
                                         -----------------------------------------------------------------
                                           A (no load)        3.08%         **         **           5.73%
                                         -----------------------------------------------------------------
                                           A (load)           2.04%         **         **           5.50%
----------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Securities Fund     I                  3.89%         **         **           4.46%
                                         -----------------------------------------------------------------
                                           A (no load)        3.74%         **         **           4.28%
                                         -----------------------------------------------------------------
                                           A (load)           2.73%         **         **           4.00%
----------------------------------------------------------------------------------------------------------
Intermediate-Term Government Securities    I                  3.26%         **         **           5.62%
Fund                                     -----------------------------------------------------------------
                                           A (no load)        3.01%         **         **           5.36%
                                         -----------------------------------------------------------------
                                           A (load)          (1.10%)        **         **           4.45%
----------------------------------------------------------------------------------------------------------

==========================================================================================================
                 Fund                       Class(1)                Average Annual Total Return
                                                        ==================================================
                                                          One Year        Five       Ten          Since
                                                                          Year       Year       Inception*
----------------------------------------------------------------------------------------------------------
GNMA Fund                                  I                  3.09%         **         **           5.00%
                                         -----------------------------------------------------------------
                                           A (no load)        2.73%         **         **           4.64%
                                         -----------------------------------------------------------------
                                           A (load)           (.38%)        **         **           3.77%
----------------------------------------------------------------------------------------------------------
Equity Growth Fund                         I                    **          **         **             **
                                         -----------------------------------------------------------------
                                           A (no load)          **          **         **             **
                                         -----------------------------------------------------------------
                                           A (load)             **          **         **             **
----------------------------------------------------------------------------------------------------------
Equity Value Fund                          I                 21.69%         **         **          13.14%
                                         -----------------------------------------------------------------
                                           A (no load)       21.15%         **         **          12.82%
                                         -----------------------------------------------------------------
                                           A (load)          16.34%         **         **          11.85%
----------------------------------------------------------------------------------------------------------
Equity Income Fund                         I                 21.01%         **         **          14.38%
                                         -----------------------------------------------------------------
                                           A (no load)       20.70%         **         **          14.10%
                                         -----------------------------------------------------------------
                                           A (load)          15.83%         **         **          13.12%
----------------------------------------------------------------------------------------------------------
Mid Cap Fund                               I                 13.56%         **         **           9.54%
                                         -----------------------------------------------------------------
                                           A (no load)       13.32%         **         **           9.27%
                                         -----------------------------------------------------------------
                                           A (load)           8.80%         **         **           8.33%
----------------------------------------------------------------------------------------------------------
Balanced Fund                              I                 13.77%         **         **          10.27%
                                         -----------------------------------------------------------------
                                           A (no load)       13.39%         **         **           9.97%
                                         -----------------------------------------------------------------
                                           A (load)           8.88%         **         **           9.02%
----------------------------------------------------------------------------------------------------------
International Growth Fund                  I                 11.17%         **         **          11.46%
                                         -----------------------------------------------------------------
                                           A (no load)       10.88%         **         **          11.18%
                                         -----------------------------------------------------------------
                                           A (load)           6.42%         **         **           8.48%
==========================================================================================================

     * April 1, 1992 except for the New Jersey Municipal Securities Fund, which commenced operations on May 4, 1992. The Pennsylvania Municipal Securities-Class I, GNMA-Class I Funds commenced operations on May 3, 1993. The Pennsylvania Municipal Securities-Class A, GNMA-Class A Funds and U.S. Treasury Securities Plus Money Market commenced operations on May 13, 1993 and May 5, 1993, respectively. The International Growth-Class I and International Growth-Class A Funds commenced operation as of May 1, 1995 and May 4, 1995, respectively. The Equity Growth Fund had not commenced operations as of December 31, 1996. The Tax-Exempt Money Market Fund commenced operations on April 6, 1992.

**   Not in operation during period.

(1) Class B Shares were not operational as of December 31, 1996 and, therefore, no total return information is provided for Class B Shares.

The Funds' performance may from time to time be compared to other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services) or financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs or to other investment alternatives. The Funds may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Funds may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Funds may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Funds may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

The Funds may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.


                        PURCHASE AND REDEMPTION OF SHARES

It is currently the Trust's policy to pay for each Fund's redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the New York Stock Exchange, the Advisor and/or Sub-Advisor, the Administrator and/or the Custodian are not open for business.


                              SHAREHOLDER SERVICES

Distribution Investment Option: Distributions of dividends and capital gains made by the Funds may be automatically invested in shares of one of the Funds if shares of the Funds are available for sale. Such investments will be subject to initial investment minimums, as well as additional purchase minimums. A shareholder considering the Distribution Investment Option should obtain and read the prospectus of the other Funds and consider the differences in objectives and policies before making any investment.

Reinstatement Privilege: A shareholder who has redeemed his or her shares of any of the Funds has a one-time right to reinvest the redemption proceeds in shares of any of the Funds at their net asset value as of the time of reinvestment. Such a reinvestment must be made within 30 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within such 30-day period in the same Fund is considered a "wash sale" and results in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. The investor must notify the Transfer Agent at the time the trade is placed that the transaction is a reinvestment.


                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Money Market Funds is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in that Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

The Money Market Funds' use of amortized cost and the maintenance of each Fund's net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Funds. Such procedures include the determination of the extent of deviation, if any, of the Funds current net asset value per share calculated using available market quotations from the Funds amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Funds incur a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Funds in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends while each other Fund must annually distribute at least 90% of its investment company taxable income.

Shares will normally be issued for cash only. Transactions involving the issuance of shares for securities or assets other than cash will be limited to a bona fide reorganization, statutory merger or will be limited to other acquisitions of portfolio securities (except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) which: meet the investment objectives and policies of the investment company; are acquired for investment and not for resale; are liquid securities which are not restricted as to transfer either by law or liquidity of market; and have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange or NASDAQ.

The securities of the Equity and Balanced Funds are valued by the Administrator. The Administrator may use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees. Although the methodology and procedures are identical, the net asset value per share of Class I, Class A and Class B shares of these Funds may differ because of the distribution expenses and shareholders servicing fees charged to Class A and/or Class B shares.

A pricing service values portfolio securities, which are primarily traded on a domestic exchange, at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. A Fund security that is primarily traded on a foreign securities exchange is generally valued at its preceding closing value on the exchange, provided that if an event occurs after the security is so valued that is likely to have changed its value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Board of Trustees. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation.

Certain of the securities acquired by a Fund may be traded on foreign exchanges or over-the-counter markets on days on which the Fund's net asset value is calculated. In such cases, the net asset value of the Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.


                         GENERAL INFORMATION AND HISTORY

THE TRUST

The Trust is an open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated September 9, 1991. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares") and different classes of shares of each series. This Statement of Additional Information relates to the shares of the Trust's: (i) U.S. Treasury Securities Plus Money Market Fund;
(ii) Class I Shares and Class A Shares of the Trust's U.S. Treasury Securities Money Market, Tax-Exempt Money Market, Short-Term Investment, New Jersey Municipal Securities, Pennsylvania Municipal Securities, Intermediate-Term Government Securities, GNMA and Mid Cap Funds; and (iii) to the Class I, Class A and Class B shares of the Trust's Prime Obligation Money Market, Fixed Income, Equity Growth, Equity Value, Equity Income, International Growth and Balanced Funds. Shareholders may purchase shares of each Fund through the different classes as indicated above. The different classes provide for variations in distribution and transfer agent costs, voting rights and dividends. In addition, a sales load is imposed on the sale of Class A and Class B Shares of certain of the Funds. See "Description of Shares."

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Funds each of which represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Funds; shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or classes of a series. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

The names and addresses of the holders of 5% or more of the outstanding shares of any Fund as of April 22, 1997 and the percentage of outstanding shares of such Fund held by such shareholders as of such date are, to Trust management's knowledge, as follows:

                                                                     Percent of
                                                                     Beneficial
Fund                                Name and Address                 Ownership
----                                ----------------                 ---------
U.S. Treasury Securities            United Jersey Bank                 99.30%
Money Market Fund:                  Attn: Patricia Kyritz
                                    P.O. Box 547
                                    Hackensack, NJ 07602-0547
                                    Acct # 1181

Prime Obligation                    United Jersey Bank                 76.88%
Money Market Fund:                  Attn: Patricia Kyritz
                                    P.O. Box 547
                                    Hackensack, NJ 07602-0547
                                    Acct # 1181

                                    Lehigh Securities Corp.            16.47%
                                    Attn: Richard Jennings
                                    1457 MacArthur Road
                                    Whitehall, PA  18052-5287
                                    Acct # 2016795

Tax-Exempt Money Market             United Jersey Bank                 72.88%
Fund:                               Attn: Patricia Kyritz
                                    P.O. Box 547
                                    Hackensack, NJ 07602-0547
                                    Acct # 1181

                                    Lehigh Securities Corp.            23.99%
                                    Attn: Richard Jennings
                                    1457 MacArthur Road
                                    Whitehall, PA  18052-5287
                                    Acct # 2016795

Short-Term Investment               United Jersey Bank                 97.96%
Fund:                               Attn:  Patricia Kyritz
                                    P.O. Box 547
                                    Hackensack, NJ  07602-0547
                                    Acct # 118

                                                                     Percent of
                                                                     Beneficial
Fund                                Name and Address                 Ownership
----                                ----------------                 ---------
Growth Fund:                        United Jersey Bank                 79.38%
                                    Attn:  Patricia Kyritz
                                    P.O. Box 547
                                    Hackensack, NJ  07602-0547
                                    Acct # 1181

                                    United Jersey Bank                 20.61%
                                    Attn:  Patricia Kyritz
                                    P.O. Box 547
                                    Hackensack, NJ  07602-0547
                                    Acct # 118

Fixed Income Fund:                  United Jersey Bank                 52.38%
                                    Attn: Patricia Kyritz
                                    P.O. Box 547
                                    Hackensack, NJ 07602-0547
                                    Acct # 1181

                                    United Jersey Bank                 47.15%
                                    Attn:  Patricia Kyritz
                                    P.O. Box 547
                                    Hackensack, NJ  07602-0547
                                    Acct # 118

New Jersey Municipal                United Jersey Bank                 90.68%
Securities Fund:                    Attn:  Patricia Kyritz
                                    P.O. Box 547
                                    Hackensack, NJ  07602-0547
                                    Acct # 1181

                                    United Jersey Bank                  7.86%
                                    Attn:  Patricia Kyritz
                                    P.O. Box 547
                                    Hackensack, NJ  07602-0547
                                    Acct # 118

Intermediate Term                   United Jersey Bank                 56.47%
Government                          Attn:  Patricia Kyritz
Securities Fund:                    P.O. Box 547
                                    Hackensack, NJ  07602-0547
                                    Acct # 1181

                                    United Jersey Bank                 42.30%
                                    Attn:  Patricia Kyritz
                                    P.O. Box 547
                                    Hackensack, NJ  07602-0547
                                    Acct # 118

                                                                     Percent of
                                                                     Beneficial
Fund                                Name and Address                 Ownership
----                                ----------------                 ---------
Equity Value Fund:                  United Jersey Bank                 57.33%
                                    Attn:  Patricia Kyritz
                                    P.O. Box 547
                                    Hackensack, NJ  07602-0547
                                    Acct # 118

                                    United Jersey Bank                 41.80%
                                    Attn:  Patricia Kyritz
                                    P.O. Box 547
                                    Hackensack, NJ  07602-0547
                                    Acct # 1181

Equity Income Fund:                 United Jersey Bank                 54.33%
                                    Attn:  Patricia Kyritz
                                    P.O. Box 547
                                    Hackensack, NJ  07602-0547
                                    Acct # 118

                                    United Jersey Bank                 43.54%
                                    Attn:  Patricia Kyritz
                                    P.O. Box 547
                                    Hackensack, NJ  07602-0547
                                    Acct # 1181

Mid Cap Fund:                       United Jersey Bank                 99.33%
                                    Attn:  Patricia Kyritz
                                    P.O. Box 547
                                    Hackensack, NJ  07602-0547
                                    Acct # 118

Balanced Fund:                      United Jersey Bank                 84.80%
                                    Attn:  Patricia Kyritz
                                    P.O. Box 547
                                    Hackensack, NJ  07602-0547
                                    Acct # 118

                                    United Jersey Bank                 11.84%
                                    Attn:  Patricia Kyritz
                                    P.O. Box 547
                                    Hackensack, NJ  07602-0547
                                    Acct # 1181

Pennsylvania Municipal              United Jersey Bank                 99.12%
Securities Fund:                    Attn:  Patricia Kyritz
                                    P.O. Box 547
                                    Hackensack, NJ  07602-0547
                                    Acct # 1181

                                                                     Percent of
                                                                     Beneficial
Fund                                Name and Address                 Ownership
----                                ----------------                 ---------
GNMA Fund:                          United Jersey Bank                 75.99%
                                    Attn:  Patricia Kyritz
                                    P.O. Box 547
                                    Hackensack, NJ  07602-0547
                                    Acct # 118

                                    United Jersey Bank                 21.79%
                                    Attn:  Patricia Kyritz
                                    P.O. Box 547
                                    Hackensack, NJ  07602-0547
                                    Acct # 1181

International Growth Fund:          United Jersey Bank                 58.35%
                                    Attn:  Patricia Kyritz
                                    P.O. Box 547
                                    Hackensack, NJ  07602-0547
                                    Acct # 118

                                    United Jersey Bank                 41.11%
                                    Attn:  Patricia Kyritz
                                    P.O. Box 547
                                    Hackensack, NJ  07602-0547
                                    Acct # 1181

U.S. Treasury Plus Money            Pharmacopria                       38.41%
Market Fund:                        101 College Road East
                                    Princeton, NJ  08540-6601
                                    Acct # 2698

                                    Logic Works Inc.                   33.67%
                                    Attn: Ken Zena
                                    111 Campus Drive
                                    Princeton, NJ  08540-6400
                                    Acct # 464

                                    Integrity Packaging Corp.          27.92%
                                    c/o Dannie Warren
                                    122 Quentin Road
                                    New Brunswick, NJ  08901-
                                    3263
                                    Acct # 6135

Beneficial owners of 25% or more of a Fund may be deemed a "controlling person" of such Fund within the meaning of the 1940 Act.

The Trust believes that most of the shares referred to above held by Summit Bank were held in accounts for its fiduciary, agency or custodial customers.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisors, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.


                                      TAXES

The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' prospectuses. No attempt has been made to present a detailed explanation of the tax treatment of the Funds or their shareholders and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning.

FEDERAL INCOME TAX

All Funds. In order to qualify for treatment as a regulated investment company ("RIC") under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital loss) (the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or certain other income; (ii) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of stock, securities or certain other assets held for less than three months; (iii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iv) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades of businesses.

Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), a Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

Any gain or loss recognized on a sale or redemption of shares of a Fund by a shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss.

If shares on which a capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the capital gain distribution.

Distributions from the Funds generally will not be eligible for the dividends received deduction available to corporate shareholders.

If for any taxable year a Fund does not qualify for the special tax treatment afforded RICs, all of the taxable income of that Fund will be subject to federal income tax at regular corporate rates (without any deduction for distributions to Fund shareholders). In such event, all distributions made by the Fund (whether or not derived from tax-exempt interest) would be taxable to shareholders as dividends to the extent of the Fund's earnings and profits, and such dividend distributions would be eligible for the dividends received deduction available to corporate shareholders.

Additional Consideration for the International Growth, Equity Growth, Short-Term Investment and Fixed Income Funds. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains on investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, a Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by a Fund. Pursuant to an election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions.

Additional Considerations for the Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds (the "Tax-Exempt Funds"). As noted in the prospectuses for the Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds, exempt-interest dividends are excludable from a shareholder's gross income for regular federal income tax purposes. Exempt-interest dividends may nevertheless be subject to the alternative minimum tax (the "Alternative Minimum Tax") imposed by Section 55 of the Code or the environmental tax (the "Environmental Tax") imposed by Section 59A of the Code. The Alternative Minimum Tax is imposed at rates of 26% and 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Environmental Tax is imposed at the rate of 0.12% and applies only to corporate taxpayers. The Alternative Minimum Tax and the Environmental Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference (and therefore potentially subject to the Alternative Minimum Tax and the Environmental Tax) for both

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corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax and the Environmental Tax.

Any loss recognized by a shareholder upon the sale or redemption of shares of a Tax-Exempt Fund held for six months or less will be disallowed to the extent of any exempt-interest dividends the shareholder has received with respect to such shares. Interest on indebtedness incurred by shareholders to purchase or carry shares of a Tax-Exempt Fund will not be deductible for federal income tax purposes. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.

A Tax-Exempt Fund may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to such users) of facilities financed by industrial development or private activity bonds. A "substantial user" is defined generally to include certain persons who regularly use a facility in their trade or business. Such entities or persons should consult their tax advisors before purchasing shares of a Tax-Exempt Fund.

Issuers of bonds purchased by a Tax-Exempt Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

STATE TAXES

A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Funds to shareholders and the ownership of shares may be subject to state and local taxes.


                                     EXPERTS

The financial statements, incorporated by reference into this Statement of Additional Information, have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are incorporated by reference herein in reliance upon the authority of said firm as experts in giving said report.


                              FINANCIAL STATEMENTS

The Trust's audited financial statements and the notes thereto and the Report of the Independent Public Accountants dated February 14, 1997 for the fiscal year ended December 31, 1996, relating to the financial statements and financial highlights of the Trust are incorporated by reference herein. A copy of the Trust's 1996 Annual Report to Shareholders must accompany delivery of this Statement of Additional Information.

APPENDIX

DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

Description of Commercial Paper Ratings

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1 +, 1 and 2, to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1 reflect a "very strong" degree of safety regarding timely payment. Those rated A-2 have satisfactory capacity to meet its financial commitments.

Commercial paper issues rated Prime-1 by Moody's are judged by Moody's to be of the "highest" quality on the basis of relative repayment capacity.

The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch Investors Services, Inc. ("Fitch"). Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

The rating Duff-1 is the highest commercial paper rating assigned by Duff and Phelps, Inc. ("Duff"). Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

The rating TBW-1 by Thomson indicates a very high likelihood that principal and interest will be paid on a timely basis.

Description of Corporate Bond Ratings

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB is less vulnerable to nonpayment than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently identifiable vulnerability to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Bonds rated CCC have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment. Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time. Bonds rated C are in imminent default in payment of interest or principal.

Bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Bonds rated AAA by Duff are considered of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA+ , AA and AA- are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Bonds rated A+, A and A- have protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Bonds rated BBB+, BBB and BBB- are considered to have below average protection factors but are still considered sufficient for prudent investment. There is considerable variability in risk during economic cycles. Bonds rated BB+, BB and BB- are below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category. Bonds rated B+, B and B- are below investment grade and possess risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

Bonds rated CCC are well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Bonds rated DD are defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Bonds rated AAA by IBCA are obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially. Bonds rated AA are obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly. Bonds rated A are obligations for which there is low expectation of investment risk. Capacity for timely repayment of principal and interest is strong although adverse changes in business, economic or financial conditions may lead to increased investment risk.

Bonds rated BBB are obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories. Bonds rated BB are obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions. Bonds rated B are obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

Bonds rated CCC are obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions. Bonds rated CC are obligations which are highly speculative or which have a high risk of default. Bonds rated C are obligations which are currently in default.

Bonds rated AAA by Thomson indicate that the ability to repay principal and interest on a timely basis is very high. Bonds rated AA indicate a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB indicate an acceptable capacity to repay principal and interest. Issues rated BBB are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. Bonds rated BBB are the lowest investment grade category.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances. CC is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization. Issues rated D are in default.